UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
[Amendment No. _____]

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

GARMIN LTD.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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GARMIN LTD.

NOTICE AND PROXY STATEMENT

for

The Special Meeting of Shareholders

and

The Annual General Meeting of Shareholders

to be held on

Thursday, May 20, 2010

YOUR VOTE IS IMPORTANT!

Please mark, date and sign the enclosed proxy card
and promptly return it in the enclosed envelope.
  If you received your materials electronically or through a broker or other nominee,
 please follow the instructions provided.

This Notice and Proxy Statement, the accompanying Proxy Card and the 2009 Annual Report are first being furnished on or about April ____, 2010.

Garmin Ltd.
P.O. Box 10670
Grand Cayman KY1-1006
Suite #3206B
45 Market Street
Gardenia Court
Camana Bay
Cayman Islands

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 20, 2010

Special Meeting

A special court-ordered meeting (the “Special Meeting”) of the shareholders of Garmin Ltd., a Cayman Islands company (“Garmin Cayman”), will be held at 9:00 a.m., local time, on May 20, 2010 at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas, 66221, USA.  Following the Special Meeting, the Annual General Meeting (the “Annual Meeting”) of the shareholders of Garmin Cayman will be held on the same date and at the same location at 10:00 a.m. local time, or as soon as the Special Meeting  concludes.

At the Special Meeting the shareholders of Garmin Cayman will consider and vote upon a proposal for a redomestication (the “Redomestication”) that would change the place of incorporation of the ultimate parent holding company of the Garmin group from the Cayman Islands to Switzerland through a scheme of arrangement (the “Scheme of Arrangement”) filed with the Grand Court of the Cayman Islands. The Scheme of Arrangement will result in the exchange of your shares of Garmin Cayman for an equal number of shares of a new holding company incorporated in Switzerland which is also named Garmin Ltd. (“Garmin Switzerland”). If there are insufficient proxies to approve the Scheme of Arrangement, you may also be asked to approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies.

Following completion of the Redomestication, Garmin Cayman will become a wholly-owned subsidiary of Garmin Switzerland and we expect that our shares will continue to trade as shares of Garmin Switzerland on the NASDAQ Global Select Market, which we sometimes refer to as NASDAQ, under the symbol “GRMN”.  We will remain subject to U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of NASDAQ.  We do not expect the Redomestication to have a material impact on our results of operations or financial condition and we will continue to report our consolidated financial results in U.S. dollars in accordance with U.S. GAAP. There will be some differences in your shareholder rights given the inherent differences in the laws between the Cayman Islands and Switzerland. We have included a detailed chart outlining those differences in the accompanying proxy statement in the section titled "Comparison of Rights of Shareholders" which begins on page 61.

Under U.S. federal income tax laws, our shareholders generally will not recognize gain or loss in the Redomestication. Under Swiss tax law, no tax is due for our shareholders as a result of the Redomestication unless such shareholders are resident in Switzerland or are a corporation incorporated in Switzerland or an estate or trust subject to Swiss income taxation.

The Redomestication cannot be completed without (1) the affirmative vote of a majority in number of the registered holders of Garmin Cayman’s common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the common shares present and voting on the proposal, whether in person or by proxy, and (2) the approval of the Grand Court of the Cayman Islands.

The accompanying Proxy Statement contains detailed information regarding the proposed Redomestication. We encourage you to read this entire document. You should carefully consider the “Risk Factors” we describe beginning on page 25, before voting.

 The Board of Directors unanimously recommends that you vote "FOR" the proposal to approve the Redomestication.

Annual Meeting

           The Annual Meeting will consider and vote upon the following matters:

1.	Election of two directors of Garmin Cayman;

2.	Ratification of the appointment of Ernst & Young LLP as Garmin Cayman’s independent registered public accounting firm for the 2010 fiscal year;

3.	Approval of an amendment to the Garmin Ltd. Employee Stock Purchase Plan; and

4.	Consideration of such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

The Board of Directors unanimously recommends that you vote "FOR" the election of two directors, “FOR”  the ratification of the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm for the 2010 fiscal year and “FOR” the amendment to the Garmin Ltd. Employee Stock Purchase Plan.

In accordance with Garmin Cayman’s Articles of Association, Garmin Cayman’s audited consolidated financial statements for the fiscal year ending December 26, 2009 will be presented at the Annual Meeting. There is no requirement under Garmin Cayman’s Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

Shareholders of record at 5 p.m., Central Time, on March 31, 2010 are entitled to notice of, and to vote at, the Special Meeting and the Annual Meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Special Meeting and the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet.  We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee, and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A., and to participants in the Garmin International, Inc. 401(k) and Pension Plan with a beneficial interest in our shares.   We believe these rules allow us to provide our shareholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Special Meeting and Annual Meeting.

If you received the Notice, you can access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail.  Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice.

YOUR VOTE IS IMPORTANT. It is important that your shares be voted at the Special Meeting and the Annual Meeting. Please MARK, SIGN, DATE, and MAIL your proxy PROMPTLY in the return envelope provided, which requires no postage if mailed in the United States, hand deliver your proxy pursuant to the instructions on the proxy card or appoint a proxy to vote your shares by telephone or by using the Internet, as described in the enclosed materials. If you received the Notice and reviewed the proxy materials on the Internet, please follow the instructions included in the Notice.

Any shareholder who may need special assistance or accommodation to participate in the Special Meeting or the Annual Meeting because of a disability should contact Garmin’s Corporate Secretary at the above address or call (913) 440-1355.  To provide Garmin sufficient time to arrange for reasonable assistance, please submit all such requests by May 14, 2010.

By Order of the Board of Directors,

April _____, 2010	Andrew R. Etkind
Vice President, General Counsel and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting and the Special Meeting to be Held on May 20, 2010
This Proxy Statement and our 2009 Annual Report are available at http://materials.proxyvote.com/G37260

Garmin Ltd.
P.O. Box 10670
Grand Cayman KY1-1006
Suite #3206B
45 Market Street
Gardenia Court
Camana Bay
Cayman Islands

PROXY STATEMENT

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Garmin Ltd., a Cayman Islands company (“Garmin Cayman”), for use at (1) the court-ordered special meeting of shareholders (the “Special Meeting”) to be held at 9:00 a.m., local time, at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas, 66221, USA, and (2) the  Annual General Meeting (the “Annual Meeting”) of the shareholders of Garmin Cayman which will be held on the same date and at the same location at 10:00 a.m. local time, or as soon as the Special Meeting  concludes, and at any adjournment(s) or postponement(s) of the Special Meeting and/or the Annual Meeting for the purposes set forth herein and in the accompanying Notice of Special Meeting and Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being furnished to shareholders on or about April____, 2010.

INFORMATION CONCERNING SOLICITATION AND VOTING

           We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee (“Broker Customers”), and we are mailing our proxy materials to shareholders whose shares are held directly in their names and are recorded on our register of Members maintained by our transfer agent, Computershare Trust Company, N.A. (“Registered Shareholders”), and to participants in the Garmin International, Inc. 401(k) and Pension Plan (the “401(k) Plan”) with a beneficial interest in our shares (“Plan Participants”). Only Registered Shareholders are entitled to vote at the Special Meeting and the Annual Meeting.

Proposals

Special Meeting

             At the Special Meeting, the Board intends to ask you to vote on a proposal for a redomestication (the “Redomestication”) that would change the place of incorporation of the ultimate parent holding company of the Garmin group from the Cayman Islands to Switzerland through a scheme of arrangement filed with the Grand Court of the Cayman Islands (the “Cayman Court”). The Scheme of Arrangement will result in the exchange of your shares of Garmin Cayman for an equal number of shares of a new holding company incorporated in Switzerland which is also named Garmin Ltd. (“Garmin Switzerland”). If there are insufficient proxies to approve the Scheme of Arrangement, you may also be asked to approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies.

Annual Meeting

At the Annual Meeting, the Board intends to ask you to vote on:

1.	the election of two directors of Garmin Cayman;

2.	the ratification of the appointment of Ernst & Young LLP (“Ernst & Young”) to be Garmin Cayman’s independent registered public accounting firm for the 2010 fiscal year;

3.	the approval of an amendment to the Garmin Ltd. Employee Stock Purchase Plan; and

4.	consideration of such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

In accordance with Garmin Cayman’s Articles of Association, Garmin Cayman’s audited consolidated financial statements for the fiscal year ending December 26, 2009 will be presented at the Annual Meeting. There is no requirement under Garmin Cayman’s Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Board knows of no other matters that will be presented or voted on at the Annual Meeting.

Record Date and Shares Outstanding

Shareholders of record at 5:00 p.m., Central Time, on March 31, 2010 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting and the Annual Meeting and any adjournments thereof. At the Record Date, Garmin Cayman had issued and outstanding [**] common shares, par value $0.005 per share (“Common Shares”).

Solicitation of Proxies

The cost of soliciting proxies will be borne by Garmin Cayman. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, Garmin Cayman will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of Garmin Cayman registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. Garmin Cayman may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Voting

Special Meeting

At least two registered holders of Garmin Cayman’s shares as of the Record Date must be present, in person or by proxy, in order for the Special Meeting to proceed. The Redomestication Proposal must be approved by a majority in number of the registered holders of Garmin Cayman’s common shares as of the Record Date present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of Garmin Cayman’s common shares present and voting on the proposal, whether in person or by proxy.  For the purpose of calculating the "majority in number" requirement for the approval of the Redomestication, each Registered Shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a Registered Shareholder elects to vote a portion of such holder's common shares in favor of the proposal, and a portion against the proposal, then, that Registered Shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that Registered Shareholder's vote for the purposes of the "majority in number" calculation. You will not be the Registered Shareholder of shares that you hold "beneficially" through a broker or other nominee. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the Registered Shareholder of such shares.

Annual Meeting

The required quorum for the Annual Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the Common Shares issued and outstanding on the Record Date. At the Annual Meeting, each shareholder is entitled to one vote on each proposal presented in this Proxy Statement for each share held as of the Record Date.  There is no cumulative voting in the election of directors. The affirmative vote of the holders of a majority of the Common Shares represented and voting at the Annual Meeting in person or by proxy is required for the election of directors, for ratification of the appointment of Ernst & Young LLP and for approval of the amendment to the Employee Stock Purchase Plan.  Shareholder ratification of the appointment of Ernst & Young LLP is not required, but your views are important to the Audit Committee and the Board.  If shareholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee will reconsider the appointment of Ernst & Young LLP as Garmin’s independent auditor.

Abstentions and Broker Non-Votes

Pursuant to Cayman Islands law, (i) Common Shares represented at the Special Meeting and the Annual Meeting whose votes are withheld on any matter, and (ii) Common Shares which are represented by “broker non-votes” (i.e., shares held by brokers or nominees which are represented at the Special Meeting and/or the Annual Meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are not included in the determination of the shares voting on such matter but are counted as present for quorum purposes.

How Shareholders Vote

Registered Shareholders, Plan Participants and Broker Customers holding Common Shares on the Record Date (directly or through a broker or other nominee) may vote (or in the case of Plan Participants, may direct the trustee of the 401(k) Plan to vote such shares as follows:

Common Shares held by Registered Shareholders

Registered Shareholders may only vote their shares if they or their proxies are present at the Special Meeting and the Annual Meeting, respectively. Registered Shareholders may appoint as their proxy the Proxy Committee, which consists of officers of Garmin Cayman whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Registered Shareholder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the Registered Shareholder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Special Meeting and the Annual Meeting, respectively.

If a properly executed and unrevoked Proxy Card does not specify how the Common Shares represented thereby are to be voted, the Proxy Committee intends to vote such shares (i) for the approval of the Redomestication, (ii) for the election as directors of the persons nominated by Garmin Cayman’s Board of Directors, (iii) for the ratification of the appointment of Ernst & Young to be Garmin Cayman’s independent registered public accounting firm for the 2010 fiscal year, (iv) for the approval of the amendment to the Employee Stock Purchase Plan, and (v) in accordance with the discretion of the Proxy Committee upon such other matters as may properly come before the Annual Meeting.

Common Shares Held Under the 401(k) Plan

On the voting instructions card, Plan Participants may instruct the trustee of the 401(k) Plan how to vote the Common Shares allocated to their respective participant accounts. The trustee will vote all allocated Common Shares accordingly. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those Common Shares for which instructions were actually received from Plan Participants. The trustee of the 401(k) Plan may vote Common Shares allocated to the accounts of the 401(k) Plan participants either in person or through a proxy.

Common Shares Held Through a Broker or Other Nominee

Each broker or nominee must solicit from the Broker Customers directions on how to vote the Common Shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward the Notice to the Broker Customers, at the reasonable expense of Garmin Cayman if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Brokers who are members of the New York Stock Exchange (“NYSE”) may vote the shares of Broker Customers on routine matters but are precluded from exercising their discretionary voting power with respect to proposals for "non-routine" matters. We believe that under the NYSE rules all of the proposals at the Special Meeting and the Annual Meeting are "non-routine" proposals except for the proposal at the Annual Meeting for the ratification of the appointment of Ernst & Young to be Garmin Cayman’s independent registered public accounting firm for the 2010 fiscal year, so your broker will not be able to vote your shares on the approval of the Redomestication or on the election of two directors or the approval of the amendment to the Employee Stock Purchase Plan without appropriate instructions from you. It is important you follow your broker's instructions and vote.

Revoking Proxy Authorizations or Instructions

Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan votes), votes of Record Holders and voting instructions of Plan Participants may be recast with a later-dated, properly executed and delivered Proxy Card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Registered Shareholder, the Registered Shareholder either (i) attends the Special Meeting and/or the Annual Meeting, as the case may be, and casts a ballot at the meeting or (ii) delivers a written revocation to the Corporate Secretary of Garmin Cayman at any time before the Chairman of the Special Meeting or the Chairman of the Annual Meeting, as the case may be, closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.

Attendance and Voting in Person at the Special Meeting and the Annual Meeting

Attendance at the Annual Meeting is limited to Registered Shareholders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of Garmin Cayman. Plan Participants and Broker Customers, absent special direction to Garmin Cayman from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Special Meeting or the Annual Meeting. Registered Shareholders may vote by casting a ballot at the Special Meeting and/or the Annual Meeting, as the case may be.

SPECIAL MEETING

At the Special Meeting we are seeking your approval of the Redomestication to be effected by a scheme of arrangement under Cayman Islands law, substantially in the form attached as Annex A to this proxy statement (the " Scheme of Arrangement ") which, upon effectiveness, will result in your owning shares of Garmin Ltd., a newly formed Swiss company (“Garmin Switzerland”) instead of shares of Garmin Cayman.  In this proxy statement, we refer to the transaction to be effected pursuant to the Scheme of Arrangement as the "Redomestication."  The Redomestication will effectively change the place of incorporation of the publicly traded parent company of the Garmin group from the Cayman Islands to Switzerland.

Structure of the Redomestication

If the Scheme of Arrangement becomes effective, the Scheme of Arrangement will effect a share exchange (the “Share Exchange”) pursuant to which (i) your common shares of Garmin Cayman will be exchanged for an equal number of registered shares of Garmin Switzerland and (ii) Garmin Switzerland will become the parent holding company of Garmin Cayman.

There are several steps required in order for us to effect the Share Exchange, including holding the Special Meeting. The Special Meeting is being held in accordance with an order of the Cayman Court made on [**] 2010, which Cayman Islands law required us to obtain prior to holding the meeting. We will hold the Special Meeting to approve the Scheme of Arrangement on May 20, 2010. If the Scheme of Arrangement is approved by our shareholders (and we do not abandon the Scheme of Arrangement), we will seek the Cayman Court’s approval of the Scheme of Arrangement. If we obtain the requisite approval from our shareholders and the Cayman Court and if all of the other conditions are satisfied or, if allowed by law, waived (and we do not abandon the Scheme of Arrangement), the Redomestication is scheduled to become effective at 3:00 a.m., Cayman Islands time, on Sunday, June 27, 2010, or at such other date and time after such court order filing as the Board may determine (the “Transaction Time”).  We selected this date to coincide with the end of Garmin Cayman’s second fiscal quarter for 2010, which ends on Saturday, June 26, 2010. Our Board cannot delay the Transaction Time to a date later than December 31, 2010 (unless extended with the approval of the Cayman Court) because the Scheme of Arrangement will lapse by its terms if the Transaction Time has not occurred on or prior to that date.

At and shortly following the Transaction Time, the following steps will occur:

1.	all issued and outstanding Garmin Cayman common shares will be transferred to Garmin Switzerland, a recently formed Swiss subsidiary of Garmin Cayman, and

2.
in consideration therefore, before the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time, Garmin Switzerland will (a) issue registered shares (on a one-for-one basis) to the holders of the Garmin Cayman common shares that will be transferred to Garmin Switzerland, and (b) increase the par value of the 10,000,000 shares of Garmin Switzerland issued to Garmin Cayman in connection with the formation of Garmin Switzerland (the “Formation Shares”) to the same par value as the shares of Garmin Switzerland to be issued to the Garmin Cayman shareholders, which Formation Shares may subsequently be transferred by Garmin Cayman to one or more other subsidiaries of Garmin Switzerland for future use to satisfy our obligations to deliver shares in connection with awards granted under our equity incentive plans for employees and other general corporate purposes.

As a result, shortly following the Transaction Time and before the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time:

•	Garmin Switzerland will have outstanding the same number of shares as did Garmin Cayman immediately before the Transaction Time, plus the Formation Shares; and

•	Garmin Switzerland will hold all the outstanding shares of Garmin Cayman.

As a result of the Share Exchange, the common shareholders of Garmin Cayman will instead become shareholders of Garmin Switzerland and Garmin Cayman will become a subsidiary of Garmin Switzerland.  The members of the Board of Directors of Garmin Cayman then in office will be the members of the Board of Directors of Garmin Switzerland at or immediately after the Transaction Time.

Following the Share Exchange, you will continue to own an interest in the ultimate parent holding company of the Garmin group of companies, which will conduct the same business operations through its subsidiaries as conducted by Garmin Cayman through its subsidiaries before the Share Exchange. The number of registered shares you will own in Garmin Switzerland will be the same as the number of common shares you owned in Garmin Cayman immediately prior to the Share Exchange and your relative ownership interest will remain unchanged.

If the Share Exchange is consummated, an election will be made to treat Garmin Cayman as a disregarded entity for U.S. federal tax purposes effective shortly after the Transaction Time.

The following diagram depicts our organizational structure immediately before and after the Redomestication. The diagram does not depict any Garmin Cayman subsidiaries (other than Garmin Switzerland prior to the Transaction Time).

We sometimes use the terms “Garmin”, “we”, “our” and “us” in this proxy statement to refer to Garmin Cayman and its subsidiaries prior to the Redomestication and to refer to Garmin Switzerland and its subsidiaries after the Redomestication.

QUESTIONS AND ANSWERS ABOUT THE REDOMESTICATION AND THE SPECIAL MEETING

Q.           What am I being asked to vote on at the Special Meeting?

A.           Shareholders of Garmin Cayman are being asked to vote on the following two proposals at the Special Meeting:

•
to approve the Scheme of Arrangement attached as Annex  A to this proxy statement. If the Scheme of Arrangement becomes effective, all the outstanding common shares of Garmin Cayman will be transferred to Garmin Switzerland and Garmin Switzerland (i) will issue one registered share to the holders of Garmin Cayman common shares for each common share of Garmin Cayman that has  been transferred to Garmin Switzerland and (ii) will increase the par value of the 10,000,000 shares of Garmin Switzerland issued to Garmin Cayman in connection with the formation of Garmin Switzerland (the “Formation Shares”) to the same par value as the shares of Garmin Switzerland  to be issued to the Garmin Cayman shareholders, which may subsequently be transferred by Garmin Cayman to one or more other subsidiaries of Garmin Switzerland, for future use to satisfy our obligations to deliver shares in connection with awards granted under our equity incentive plans for  employees and other general corporate purposes.

As a result, Garmin Switzerland will become the ultimate parent holding company of Garmin Cayman; and

•	to approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies to approve the proposals at the time of the Special Meeting.

Q.           What vote of Garmin Cayman shareholders is required to approve the proposals at the Special Meeting?

A.           The affirmative vote of a majority in number of the registered holders of the Garmin Cayman common shares present and voting at the meeting, whether in person or by proxy, representing 75% or more in value of the common shares present and voting at the meeting, whether in person or by proxy, is required to approve the Scheme of Arrangement. The affirmative vote of holders of at least a majority of the Garmin Cayman common shares present in person or by proxy at the meeting and entitled to vote on the matter is required to approve the adjournment proposal. No other holders of Garmin Cayman securities are entitled to vote on the proposals. Please see "Information Concerning Solicitation and Voting; Voting: Special Meeting” and "Information Concerning Solicitation and Voting; Voting: Abstentions and Broker Non-Votes” for more information, including a description of the effects of abstentions and broker non-votes on the proposals.

Q.           What quorum is required for action at the meeting?

A.           At least two registered holders of Garmin Cayman’s shares as of the Record Date must be present, in person or by proxy, in order for the Special Meeting to proceed. Abstentions and broker non-votes will be counted as present for purposes of determining whether there is a quorum in respect of the proposals.

Q.           What vote does the Garmin Cayman Board of Directors recommend?

A.           The Garmin Cayman Board of Directors unanimously recommends that Garmin Cayman’s shareholders vote "FOR" the proposal to approve the Scheme of Arrangement and "FOR" the proposal to adjourn the meeting to a later date if there are insufficient votes at the time of the meeting to approve the Scheme of Arrangement proposal.

Q.           Why do you want to change Garmin Cayman’s place of incorporation from the Cayman Islands to Switzerland?

A.           The original parent company of the Garmin group was Garmin Corporation, a company incorporated in Taiwan. Under the legal framework of Taiwan at the time of Garmin’s initial public offering in 2000, it was not practical for Garmin Corporation to offer its shares to the public in the United States. Therefore, on July 24, 2000, we formed Garmin Ltd. in the Cayman Islands as a holding company for Garmin Corporation in order to facilitate the listing of our common shares in the United States.

While our tenure in the Cayman Islands has served us and our shareholders well, following a thorough review, we have determined that it is in the best interests of Garmin and its shareholders to change the jurisdiction of incorporation of the parent company of the Garmin group to Switzerland. Our board of directors' determination that Switzerland is the preferred choice for the domicile of the parent of the Garmin group was based on many factors, including the following:

•
Switzerland is centrally located in Europe in close proximity to our major Western and Eastern European markets and will provide a base for possible expansion of certain corporate functions for our European operations in a centralized European location and a more favorable structure from which to acquire or partner with European businesses;

•
the change of our jurisdiction of incorporation will enhance our global business operations and reputation consistent with our status as an international company with significant operations in Asia as well as Europe and North America;

•
there has been negative publicity regarding companies that are domiciled in countries such as the Cayman Islands that have low rates of, or no, direct taxation and as a consequence do not have a substantial network of tax treaties with the countries where we have operations. Garmin makes no comment on the fairness of that negative publicity;

•
legislative bodies in various jurisdictions, including the U.S., have considered proposals and/or introduced legislation that, if enacted, could increase our tax burden if we remained incorporated in the Cayman Islands. It is, of course, not possible for Garmin to predict whether any proposals will in fact be enacted.  It is possible that the various proposals will not become law, or that the final form of any legislation would not negatively impact Garmin Cayman if the Redomestication were not to take effect, or would negatively impact Garmin Switzerland even if the Redomestication occurs.  However, the Board of Garmin Cayman considers that the current risks associated with potential legislative reforms are, of themselves, sufficient reason to propose and recommend the Redomestication; and

•	Switzerland's taxation system and its extensive network of tax treaties with other countries will enable us to maintain a competitive worldwide effective corporate tax rate.

Like the Cayman Islands, Switzerland has a well-developed corporate, legal and regulatory environment and a sophisticated financial and commercial infrastructure.  For this reason, as well as for all the other reasons set out above, Garmin considers Switzerland to be an appropriate domicile for its ultimate parent holding company.

Please see "Background and Reasons for the Redomestication" for more information. We cannot assure you that the anticipated benefits of the Redomestication will be realized. In addition to the potential benefits described above, the Redomestication will expose you and us to some risks. Please see the discussion under "Risk Factors." Our board of directors has considered both the potential advantages of the Redomestication and these risks and has approved the Redomestication and recommended that the shareholders vote for the approval of the Redomestication.

Q.           What risks are associated with the consummation of the Redomestication?

A.           While our Board of Directors has considered the risks to our shareholders and us associated with the Redomestication and has recommended that shareholders vote for approval of the Redomestication, there are risks and we cannot assure you that the anticipated benefits of the Redomestication will be realized. For example:

•
your rights as a shareholder will change due to differences between the corporate laws of the Cayman Islands and Switzerland and between the governing documents of Garmin Cayman and Garmin Switzerland. Such differences are discussed in detail in “Comparison of Rights of Shareholders” and include, among others, the following:

▪
holders of Garmin Cayman common shares do not have preemptive or preferential rights over further issuances of shares of Garmin Cayman, including issuances of shares that could discourage a takeover attempt, whereas holders of Garmin Switzerland registered shares generally will have preemptive rights to purchase newly issued securities of Garmin Switzerland (subject to certain exceptions);

▪
Garmin Switzerland does not have a shareholder rights plan. Anti-takeover measures such as rights plans that are implemented by the board of directors would generally be restricted under Swiss corporate law by the principle of equal treatment of shareholders and the general rule that new shares may only be issued based on a shareholders’ resolution; and

▪
under Cayman Islands law Garmin Cayman is not required to present proposed dividends or distributions to its shareholders for approval, whereas Garmin Switzerland must present proposed dividends or distributions to its shareholders for approval.

•	our effective tax rate may increase whether we effect the Redomestication or not;

•	legislative and regulatory action could materially and adversely affect us regardless of whether we complete the Redomestication;

•	the Redomestication may result in additional costs even if it is not completed;

•	increased shareholder approval requirements in Switzerland will reduce our flexibility in managing our capital structure;

•	dividends paid following the Redomestication may be subject to Swiss withholding tax in certain circumstances;

•
although we do not expect Swiss taxes materially to affect our worldwide effective corporate tax rate, we will be subject to various Swiss taxes as a result of the Redomestication. We currently are not subject to taxes in the Cayman Islands; and

•	the market for Garmin Switzerland shares may differ from the market for Garmin Cayman shares.

You should consider these risks carefully. For additional information, please see the discussion under "Risk Factors."

Q.           Will the Redomestication affect Garmin's current or future operations?

A.           We believe that the Redomestication will have no material impact on how we conduct our day-to-day operations.

Q.           How will the Redomestication affect Garmin's presence in the U.S. and around the world?

A.           Except for the establishment of an office in Switzerland and the closing of our office in the Cayman Islands, at present, there are no material changes planned for our operations or workforce in the U.S. or elsewhere as a result of the Redomestication.

Q.           What will be Garmin's corporate presence in Switzerland?

A.           Garmin Switzerland has been incorporated with a domicile in the town of Schaffhausen in the Canton of Schaffhausen, Switzerland. If the Redomestication becomes effective, we intend to establish an office in Schaffhausen and to relocate certain employees from our office in the Cayman Islands and from one or more of our existing offices in Europe and to hire some additional employees in Switzerland.

Q.           Will the Redomestication dilute my economic interest?

A.           Your relative economic ownership in Garmin will not change as a result of the Redomestication. Immediately after consummation of the Redomestication, the number of outstanding shares of Garmin Switzerland will be the same as the number of outstanding shares of Garmin Cayman immediately before consummation of the Redomestication. Because Garmin Cayman will be a wholly-owned subsidiary of Garmin Switzerland after consummation of the Redomestication, your economic interest in the Garmin group will not be diluted by the retention by Garmin Cayman or other subsidiaries of Garmin Switzerland of the Formation Shares. See “Comparison of Rights of Shareholders” for a discussion regarding the termination of your rights to acquire preferred stock pursuant to the Rights Agreement dated October 25, 2001 (the “Rights Agreement”).

Q.           How will shares of Garmin Switzerland differ from shares of Garmin Cayman?

A.           Garmin Switzerland registered shares will be similar to your Garmin Cayman common shares. However, there are differences between what your rights as a shareholder will be under Swiss law and what they currently are as a shareholder under Cayman Islands law. For example, unlike Cayman Islands law, Swiss law does not permit the board of directors of Garmin Switzerland to issue rights to acquire preferred stock.  As a result, the Board of Garmin Cayman plans to amend the Rights Agreement to effectively terminate the Rights Agreement and the associated rights issued to Garmin Cayman shareholders.  See “Comparison of Rights of Shareholders.”  In addition, there are differences between the organizational documents of Garmin Switzerland and Garmin Cayman.

We discuss these differences in detail under “Description of Garmin Switzerland Shares” and “Comparison of Rights of Shareholders.” Garmin Switzerland’s articles of association and organizational regulations will be substantially in the forms attached to this proxy statement as Annex B and Annex C.

Q.           How will the Redomestication affect Garmin's financial reporting and the information Garmin provides to its shareholders?

A.           Upon completion of the Redomestication, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of the NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). We will continue to file reports on Forms 10-K, 10-Q and 8-K with the U.S. Securities and Exchange Commission and comply with the proxy rules, as we currently do.

Q.           What are the material tax consequences of the Redomestication?

A.           Please read the following questions and answers regarding some of the potential tax consequences of the Redomestication. Please refer to "Material Tax Considerations" for a description of the material U.S. federal income tax and Swiss tax consequences of the Redomestication to Garmin Cayman shareholders. There will be no Cayman Islands tax consequences to Garmin Cayman or our shareholders. Determining the actual tax consequences of the Redomestication to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you.

Q.           Is the Redomestication taxable to me?

A.           Determining the tax consequences of the Redomestication to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you. Under U.S. federal income tax law, holders of shares of Garmin Cayman generally will not recognize gain or loss in the Redomestication. Under Swiss tax law, no tax is generally due for non-Swiss holders of Garmin Cayman shares on the receipt of Garmin Switzerland shares in the Redomestication. If you are a Swiss holder and are a beneficial owner of Garmin Cayman shares, the Redomestication may result in Swiss tax consequences to you and you are therefore urged to contact your tax advisors

Q.           Is the Redomestication a taxable transaction for either Garmin Cayman or Garmin Switzerland?

A.           No. The Redomestication should not be a taxable transaction for Garmin Cayman or Garmin Switzerland.

Q.           Will the Redomestication impact Garmin’s underlying effective tax rate in 2010—or expectations for later years?

A.           We do not expect Swiss taxes materially to affect our worldwide effective corporate tax rate. However, we will be subject to various Swiss taxes as a result of the Redomestication. We currently are not subject to taxes in the Cayman Islands. See "Risk Factors—Our effective tax rate may increase whether we effect the Redomestication or not."

Q.           What are the most important Swiss corporate tax consequences of being organized as a Swiss holding company?

A.           Switzerland imposes a corporate Federal income tax on qualifying holding companies at an effective tax rate of 7.83 percent, although we will be entitled to a "participation relief" that can effectively eliminate Swiss taxation on dividend income and capital gains from subsidiaries. We will also be subject to a Swiss issuance stamp tax levied at a rate of 1 percent on the fair value of share issuances and increases of our equity, other than in connection with qualifying restructurings like the Redomestication.  In addition, Garmin Switzerland will be subject to some other Swiss indirect taxes (e.g., value added tax (“VAT”), Swiss issuance stamp tax on certain debt instruments and Swiss securities transfer stamp tax).  Please refer to the questions and answers below for Swiss withholding tax implications on future share repurchases and dividend distributions of Garmin Switzerland and to "Material Tax Considerations—Swiss Tax Considerations" for a further description of Garmin Switzerland's corporate tax treatment.

The above types of Swiss taxes and rates aim to provide only a very broad overview of some corporate tax aspects in Switzerland and do not purport to be a complete analysis of the tax types and rates that would be relevant for either Garmin Switzerland or its shareholders. We are currently not subject to income, capital, stamp or issuance taxes or VAT in the Cayman Islands.

Q.           Will there be future share repurchases by Garmin Switzerland?

A.           On February 12, 2010, the board of directors of Garmin Cayman authorized Garmin Cayman to repurchase up to $300 million of its common shares as market and business conditions warrant. Under Swiss law, a company may acquire its own shares only if freely disposable equity (i.e. that part of equity which is eligible for distribution to the shareholders in the form of a dividend) in the amount necessary for this purpose is available and if the total par value of these shares does not exceed 10 % of the entire nominal share capital. Under certain circumstances such limit can be increased to a maximum of 20%. The 10% restrictions do not apply if a share repurchase is conducted with shareholder approval for the purpose of cancelling the shares. Such authorization would have to be given formally by a shareholders’ meeting of Garmin Switzerland. However, Garmin Switzerland does not intend to acquire its own shares in an amount exceeding the 10 % threshold so that an authorization by a shareholders’ meeting is not required. Subject to the principles of equal treatment of shareholders, we may make repurchases under this repurchase program from time to time under such conditions, including price, as we may determine. Depending on market conditions and other factors, we may commence or suspend purchases at any time without notice.

Q.           Will there be Swiss withholding tax on future share repurchases, if any, by Garmin Switzerland?

A.           The repurchase of shares for purposes other than qualifying capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax provided the above mentioned threshold of 10% (or, in certain cases, 20%) of the registered share capital as required by the Swiss Code is satisfied (see "Description of Garmin Switzerland Shares—Repurchases of Shares" below) and the shares are resold within certain periods prescribed by Swiss law (either six years or, in certain cases, up to twelve years).

Under present Swiss tax law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax, regardless of the place of residency of the shareholder. However, for shares repurchased for capital reduction, the portion of the repurchase price that is attributed to the par value of the shares repurchased will not be subject to the Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations, the portion of the repurchase price that is attributed  to the qualifying capital contribution reserves (see “Q: What are qualifying capital contribution reserves for Swiss withholding tax purposes?” below) of the shares repurchased will not be subject to the Swiss withholding tax either.  Garmin Switzerland expects that its qualifying capital contribution reserves will be sufficient to allow a substantial amount of the purchase price of any potential future share repurchases to be exempt from Swiss withholding tax.

Q.           Will there be Swiss withholding tax on future dividends, if any, by Garmin Switzerland?

A.            A Swiss withholding tax of 35% is due on dividends and similar distributions to Garmin Switzerland shareholders from Garmin Switzerland, regardless of the place of residency of the shareholder, subject to the exceptions discussed below. Garmin Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Garmin Switzerland shares and pay such withheld amounts to the Swiss federal tax authorities. The shareholder may be entitled to a full or partial refund of the withholding tax.

Beginning on January 1, 2011, distributions to shareholders out of qualifying capital contribution reserves (see “Q: What are qualifying capital contribution reserves for Swiss withholding tax purposes?” below) are as a matter of principle exempt from the Swiss withholding tax. The particulars of this general principle are, however, subject to regulations still to be promulgated by the competent Swiss authorities. Garmin Switzerland expects that its qualifying capital contribution reserves will be sufficient to allow a substantial amount of any potential future distributions to be exempt from Swiss withholding tax.

In addition, payment of a capital distribution in the form of a par value reduction is not subject to Swiss withholding tax.

Dividend payments by Garmin Cayman made before the Redomestication in 2010 are not subject to Swiss withholding tax.

Q.           What are qualifying capital contribution reserves for Swiss withholding tax purposes?

A.           In accordance with  new Swiss Federal Tax Law, which comes into force on January 1, 2011 (subject to the adoption of implementing regulations), repayments of deposits, premiums and grants which were made by the owners of the participation rights after December 31, 1996 are not subject to withholding tax if the repayments are made after January 1, 2011 and the company shows these deposits, premiums and grants in its Swiss statutory balance sheet in a separate account and the company advises the Federal Tax Administration of any changes to this account. Such deposits, premiums and grants qualify as capital contribution reserves for Swiss withholding tax purposes.

Qualifying capital contribution reserves in the stand alone Swiss statutory financial statements for Garmin Switzerland initially will represent the contribution value of the Garmin Cayman shares contributed in connection with the Redomestication less the aggregate par value of the Garmin Switzerland shares issued in exchange for such Garmin Cayman shares. It is intended that the contribution value will be equivalent to the fair market value of the Garmin Cayman shares. Fair market value will be determined as described below.

 Q.          How will the par value of the Garmin Switzerland shares to be issued in the Redomestication be determined?

A.           The par value per Garmin-Switzerland share after the completion of the Redomestication will be equal to the lesser of (A) 10.00 Swiss francs and (B) 30 percent of the fair market value of a Garmin-Cayman common share calculated as described below and converted into Swiss francs at the then existing exchange rate between Swiss francs and U.S. dollars and rounded down to the nearest whole number. Based on a par value of 10.00 Swiss Francs per registered share of Garmin Switzerland and 210,670,000 registered shares outstanding (including the Formation Shares) the aggregated par value of the shares  of Garmin Switzerland would be 2,106,700,000 Swiss Francs. The difference between the aggregate par value of the Garmin Switzerland shares and the fair market value of the Garmin Cayman shares will be accounted for as qualifying capital contribution reserves in the equity of the stand alone Swiss statutory financial statement for Garmin Switzerland and will meet the criteria for qualifying capital contribution reserves, as described above.

Q.           When do you expect the Redomestication to be completed?

A.           Assuming the Scheme of Arrangement is approved by the requisite shareholder vote and by the Cayman Court, we currently expect to complete the Redomestication prior to the opening of the NASDAQ market on Monday, June 28, 2010. We selected this date to coincide with the end of Garmin Cayman’s second fiscal quarter for 2010, which ends on Saturday, June 26, 2010. See Annex D for an expected timetable. However, the Redomestication may be abandoned, delayed or accelerated for any reason by our Board of Directors at any time prior to the Redomestication becoming effective.

Q.           What will I receive for my Garmin Cayman common shares?

A.           After the Redomestication is completed, you will hold one registered Garmin Switzerland share for each Garmin Cayman common share you held immediately prior to the completion of the Redomestication.

Q.           Do I have to take any action to exchange my Garmin Cayman common shares and receive Garmin Switzerland registered shares?

A.            No. Your Garmin Cayman common shares will be exchanged for Garmin Switzerland registered shares without any action on your part. All of Garmin Switzerland’s shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Garmin Cayman shares in certificated form, following the Redomestication, your Garmin Cayman share certificates will cease to have effect as documents or evidence of title and you will not be required to exchange your physical share certificates.  Garmin’s transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Garmin Switzerland shares.

Q.           Can I trade Garmin Cayman shares between the date of this proxy statement and the Transaction Time?

A.           Yes. Garmin Cayman shares will continue to trade on the NASDAQ Global Select Market during this period.

Q.           After the Redomestication, where can I trade Garmin Switzerland shares?

A.            The Garmin Switzerland shares will be listed and traded on the NASDAQ Global Select Market, the same stock exchange on which Garmin Cayman common shares are currently traded, under the symbol "GRMN," the same symbol under which Garmin Cayman common shares are currently listed.

Q.           What should I do now to vote?

A.           The Special Meeting will take place on May 20, 2010. After carefully reading and considering the information contained in this proxy statement, please indicate on the enclosed proxy card how you want to vote. Submit your proxy by following the instructions on the enclosed proxy card as soon as possible, so that your shares may be represented at the meeting.

Q.           May I submit my proxy by the Internet or telephone?

A.           Yes. Instead of submitting your proxy by mail or hand delivery, on the enclosed proxy card, you may appoint a proxy and give your voting instruction by the Internet or telephone. Please see the instructions on the enclosed proxy card(s). For more details about telephone and Internet voting, please see "Information Concerning Solicitation and Voting; How Shareholders Vote”

Q.           If my shares are held in "street name" by my broker, will my broker vote my shares for me at the Special Meeting?

A.           No. We recommend that you contact your broker. Your broker can give you directions on how to instruct the broker to vote your shares. Your broker will not be able to vote your shares unless the broker receives appropriate instructions from you. Please see "Information Concerning Solicitation and Voting; How Shareholders Vote; Common Shares Held through a Broker or Other Nominee”

Q.           Can I change my vote after I grant my proxy?

A.           Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You may revoke your proxy any time prior to its exercise by:

•	giving written notice of the revocation to the Company Secretary of Garmin Cayman;

•	appearing at the Special Meeting, notifying the Company Secretary of Garmin Cayman and voting in person;

•	revoking the proxy by telephone or the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Company Secretary of Garmin Cayman at or before the Special Meeting.

However, your attendance at the Special Meeting alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

Q.            Are proxy materials available on the Internet?

A.            Yes. This proxy statement and related materials are available at:

https://materials.proxyvote.com/G37260.

Q.           What happens after the Special Meeting?

A.           If the Scheme of Arrangement is approved at the Special Meeting, Garmin Cayman will apply to the Cayman Court for the approval of the Scheme of Arrangement. You are entitled to be present at that hearing in person or through your attorney to support or oppose the application for approval of the Cayman Court. The hearing is scheduled for 10:00 a.m., local time on June 4, 2010.

Q.           What is the Cayman Court's view of the Redomestication proposal?

A.           Pursuant to the relevant laws and procedure, the Cayman Court has made the order attached at Annex E (the "Interlocutory Order") which, among other things, convenes the Special Meeting and orders the dispatch of this Proxy Statement.  In making the Interlocutory Order, the Cayman Court expresses no view on the commercial merits of the Redomestication proposal, or as to the validity or otherwise of the Board's reasons given for recommending the Redomestication.  The Interlocutory Order is not and should not be interpreted as a recommendation by the Cayman Court to vote either "for" or "against" the Redomestication proposal.  The Cayman Court has not independently verified and makes no statement as to the correctness of the matters or opinions contained in this Proxy Statement

Q.           Whom should I contact if I have questions about the Special Meeting or the Redomestication?

A.           You should contact the following:

Kerri Thurston
Garmin Director of Investor Relations
Tel: (913) 397-8200
Email: investor.relations@garmin.com

REDOMESTICATION PROPOSAL—SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. To understand the Redomestication more fully, and for a more complete legal description of the Scheme of Arrangement, you should read carefully the entire proxy statement, including the annexes. The Scheme of Arrangement, attached as Annex A to this proxy statement, is the legal document that governs the Scheme of Arrangement. The articles of association and organizational regulations of Garmin Switzerland, substantially in the forms attached as Annex B and Annex C to this proxy statement, respectively, will govern our company after the completion of the Redomestication. We encourage you to read those documents carefully.

Parties to the Redomestication

Garmin Cayman. Garmin Cayman was incorporated in the Cayman Islands on July 24, 2000 as a holding company for Garmin Corporation, a Taiwan corporation, in order to facilitate a public offering of Garmin shares in the United States. Garmin Cayman owns, directly or indirectly, all of the operating companies in the Garmin group. Garmin Cayman is a global leader in satellite navigation. Its operating subsidiaries design, manufacture, market and sell navigation, communication and information devices and applications, most of which are enabled by Global Positioning System (GPS) technology. Garmin’s products serve automotive, mobile, wireless, outdoor recreation, marine, aviation, and original equipment manufacturer (OEM) applications. The registered office of Garmin Cayman is located at Suite 3206B, 45 Market Street, Gardenia Court, Camana Bay, Grand Cayman, Cayman Islands. Garmin Cayman’s telephone number is (345) 640-9050.

Garmin Cayman’s subsidiaries have offices in North America, South America, Europe, Asia and Australasia. Garmin Cayman’s products are sold in approximately 100 countries. We employ approximately 8,500 people worldwide, of whom 4,710 are in Taiwan, 3,037 are in the United States, 630 are in Europe, 68 are in Canada and 55 are in other global locations. Our principal manufacturing facilities are located in Taiwan. Garmin Cayman’s common shares are traded on the NASDAQ Global Select Market under the symbol “GRMN”.

Garmin Switzerland. Garmin Switzerland was incorporated in Switzerland on February 9, 2010 and is currently wholly owned by Garmin Cayman. Garmin Switzerland has only nominal assets and capitalization and has not engaged in any business or other activities other than in connection with its formation and the Redomestication.  As a result of the Redomestication, Garmin Switzerland will become the parent holding company of Garmin Cayman and its subsidiaries. The registered office of Garmin Switzerland is c/o Klauser & Partner AG, Pestalozzistrasse 2, CH-8201 Schaffhausen, Switzerland.  Garmin Switzerland’s telephone number is +41 (52) 633 03 03.

The Redomestication (see page 30)

The Redomestication will effectively change the place of incorporation of the ultimate parent holding company of the Garmin group from the Cayman Islands to Switzerland.

The Redomestication involves several steps. On February 9, 2010, Garmin Cayman, the Cayman Islands company whose common shares you currently own, formed Garmin Switzerland as a direct subsidiary. On [**], 2010, we petitioned the Cayman Court to order, among other things, the calling of a meeting of Garmin Cayman common shareholders to approve the Scheme of Arrangement. On [**], 2010, the Cayman Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the Special Meeting to approve the Scheme of Arrangement on May 20, 2010. If we obtain the necessary shareholder approval, the Cayman Court will hear Garmin Cayman’s petition (the “ Sanction Hearing”), which is expected to be held on June 4, 2010, and at which hearing the Cayman Court will be asked to approve  the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Cayman Court and the conditions to consummation of the Scheme of Arrangement are satisfied (and we do not abandon the Redomestication), we will file the court order approving the Scheme of Arrangement with the Cayman Islands Registrar of Companies. The Scheme of Arrangement is scheduled to become effective at 3:00 a.m., Cayman Islands time, on Sunday June 27, 2010 or such other date and time after such court filing as the Board may determine (the “Transaction Time ”). We selected this date to coincide with the end of Garmin Cayman’s second fiscal quarter for 2010, which ends on Saturday, June 26, 2010.   Our Board cannot delay the Transaction Time to a date later than December 31, 2010 (unless extended with the approval of the Cayman Court) because the Scheme of Arrangement will lapse by its terms if the Transaction Time has not occurred on or prior to that date.

At and shortly following the Transaction Time, the following steps will occur:

1.	all issued and outstanding Garmin Cayman common shares will be transferred to Garmin Switzerland; and

2.
in consideration therefore, before the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time Garmin Switzerland will (a) issue registered shares (on a one-for-one basis) to the holders of the Garmin Cayman common shares that will be transferred to Garmin Switzerland, and (b) increase the par value of the 10,000,000 shares of Garmin Switzerland issued to Garmin Cayman in connection with the formation of Garmin Switzerland (the “Formation Shares”) to the same par value as the shares of Garmin Switzerland to be issued to the Garmin Cayman shareholders, which Formation Shares may subsequently be transferred by Garmin Cayman to one or more other subsidiaries of Garmin Switzerland for future use to satisfy our obligations to deliver shares in connection with awards granted under our equity incentive plans for employees and other general corporate purposes.

As a result, shortly following the Transaction Time and before the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time:

•	Garmin Switzerland will have outstanding the same number of shares as did Garmin Cayman immediately before the Transaction Time, plus the Formation Shares; and

•	Garmin Switzerland will hold all the outstanding shares of Garmin Cayman.

As a result of the Redomestication, the shareholders of Garmin Cayman will instead become shareholders of Garmin Switzerland and Garmin Cayman will become a subsidiary of Garmin Switzerland. The members of the Board of Directors of Garmin Cayman then in office will be members of the Board of Directors of Garmin Switzerland at or shortly after the Transaction Time.

If, and only if, the Scheme of Arrangement is effected, an election will be made to treat Garmin Cayman as a disregarded entity for U.S. federal income tax purposes, effective shortly after the Transaction Time

In connection with the completion of the Redomestication, Garmin Switzerland will assume, on a one-for-one basis, Garmin Cayman's existing obligations in connection with awards granted under Garmin Cayman's equity incentive plans and other similar equity awards. Any stock options, stock appreciation rights, restricted stock units or performance shares issued by Garmin Cayman that are convertible, exchangeable or exercisable into common shares of  Garmin Cayman will become convertible, exchangeable or exercisable, as the case may be, into registered shares of Garmin Switzerland.

As of the Record Date, [**] common shares of Garmin Cayman were issued and outstanding and we had [**] shareholders of record.

There currently are no fractional shares of Garmin Cayman held of record and we do not expect there to be any such fractional shares held of record immediately prior to the Transaction Time.

Following the Redomestication, you will continue to own an interest in a parent company that will continue to conduct, through its subsidiaries, the same businesses as conducted by Garmin Cayman before the Redomestication. The number of shares you will own in Garmin Switzerland immediately after the Redomestication will be the same as the number of shares you owned in Garmin Cayman immediately prior to the Redomestication, and your relative economic interest in the Garmin group will remain unchanged.

The completion of the Redomestication will change the governing corporate law that applies to shareholders of our parent company from Cayman Islands law to Swiss law. The legal system governing corporations organized under Swiss law differs from the legal system governing corporations organized under Cayman Islands law. As a result, we are unable to adopt governing documents for Garmin Switzerland that are identical to the governing documents for Garmin Cayman. We have attempted to preserve in the articles of association and organizational regulations of Garmin Switzerland the same allocation of material rights and powers between the shareholders and our board of directors that exists under Garmin Cayman's memorandum and articles of association. Nevertheless, Garmin Switzerland’s proposed articles of association and organizational regulations differ from Garmin Cayman's memorandum and articles of association in both form and substance because of differences between Swiss laws and Cayman Islands laws. We summarize the material differences between the governing documents for Garmin Cayman and Garmin Switzerland, and the changes in your rights as a shareholder resulting from the Redomestication, under “Comparison of Rights of Shareholders.”

Upon completion of the Redomestication, we will remain subject to the U.S. Securities and Exchange Commission reporting requirements, the mandates of the Sarbanes-Oxley Act and the applicable corporate governance rules of NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars in accordance with U.S. GAAP.

The Redomestication will be effected pursuant to the Scheme of Arrangement, which is the primary legal document that will govern the Redomestication. A copy of the Scheme of Arrangement is attached to and is a part of this proxy statement as Annex A.

Reasons for the Redomestication (see page 31)

Our board of directors' determination that Switzerland is the preferred choice for the domicile of the parent of the Garmin group was based on many factors, including that we believe that this change of domicile should enable us to benefit from the global reputation for financial and political stability that we believe Switzerland has and improve our ability to maintain a predictable worldwide effective corporate tax rate that is competitive with many of our international competitors.  We also believe this could make Garmin Switzerland a more attractive investment alternative than Garmin Cayman.

Tax Considerations (see page 38)

Determining the actual tax consequences of the Redomestication to you may be complex and will depend on your specific situation. We urge you to consult your tax advisor for a full understanding of the tax consequences of the Redomestication to you.

Under U.S. federal income tax law, holders of shares of Garmin Cayman generally should not recognize gain or loss in the Redomestication. There will be no Cayman Islands tax consequences to Garmin or our shareholders.  Under Swiss tax law, no tax is generally due for non-Swiss holders of Garmin Cayman shares on the receipt of Garmin Switzerland shares in the Redomestication. If you are a Swiss holder and are a beneficial owner of Garmin Cayman shares, the Redomestication may result in Swiss tax consequences to you and you are therefore urged to contact your tax advisor. Please refer to "Material Tax Considerations" for a description of the material U.S. federal income tax and Swiss tax consequences of the Redomestication to Garmin shareholders.

Rights of Shareholders (see page 61)

Many of the principal attributes of Garmin Cayman's common shares and Garmin Switzerland’s registered shares will be similar. However, there are differences between what your rights will be under Swiss law and what they currently are under Cayman Islands law. In addition, there are differences between Garmin Cayman's memorandum and articles of association and Garmin Switzerland’s articles of association and organizational regulations as they will be in effect after the Redomestication. We discuss these differences in more detail under "Description of Garmin Switzerland Shares" and "Comparison of Rights of Shareholders." Garmin Switzerland’s articles of association and organizational regulations in the form substantially as they will be in effect after the Redomstication are attached as Annex B and Annex C, respectively, to this proxy statement.

Stock Exchange Listing (see page 37)

 We expect that, prior to the opening of trading on the NASDAQ Global Select Market on the first business day following the Transaction Time, the Garmin Switzerland registered shares will be listed on the NASDAQ under the symbol "GRMN," the same symbol under which your Garmin Cayman common shares are currently listed.

Court Approval of the Scheme of Arrangement (see page 33)

We cannot complete the Redomestication without the approval of the Scheme of Arrangement by the Cayman Court. Subject to the common shareholders of Garmin Cayman approving the Scheme of Arrangement, the Cayman Court will hold the Sanction Hearing, which is expected to be held at 10:00 a.m. on June 4, 2010, to approve the Scheme of Arrangement. At the Sanction Hearing, the Cayman Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Garmin Cayman and Garmin Switzerland. Garmin Cayman may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Cayman Court may think fit to approve or impose. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to Garmin Cayman's shareholders. In doing so, the Cayman Court will place considerable weight on the views of the Registered Shareholders, as expressed through the vote at the Special Meeting, and will typically consider the Registered Shareholders to be the best judge of the commercial merits of the Scheme of Arrangement and their own commercial interests.

If you are a common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Cayman Court has wide discretion to hear from interested parties. Garmin Cayman will not object to the participation in the Sanction Hearing by any common shareholder who holds shares through a depository, custodian or broker.

No Appraisal Rights

Under Cayman Islands law, the shareholders of Garmin Cayman do not have any dissenters' rights or right to an appraisal of the value of their shares or receive payment for them in connection with the Redomestication.

Accounting Treatment of the Redomestication

Under U.S. GAAP, the Redomestication represents a transaction between entities under common control. Assets and liabilities are transferred at carrying value between entities under common control. Accordingly, the assets and liabilities of Garmin Switzerland will be reflected at the same carrying amounts as in the accounts of Garmin Cayman at the Transaction Time.

Special Meeting (see page 93)

Time, Place, Date and Purpose.    The Special Meeting will be held on May 20, 2010 at 9:00 a.m., U.S. Central Time at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas 66221, USA. At the Special Meeting, Garmin Cayman's board of directors will ask the common shareholders of Garmin Cayman to vote to approve the Scheme of Arrangement. If the Scheme of Arrangement is approved and becomes effective, it will effect the Redomestication, pursuant to which your common shares of Garmin Cayman will be transferred to Garmin Switzerland and you will receive, on a one-for-one basis, new registered shares of Garmin Switzerland for each common share of Garmin Cayman. The common shareholders of Garmin Cayman may also be asked to approve a motion to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient proxies or shareholders to approve the proposals at the time of the Special Meeting.

Record Date.     Only registered holders of record of Garmin Cayman common shares as of the Record Date are entitled to notice of and to vote at the meeting or any adjournments or postponements of the meeting. The Record Date is 5:00 p.m. U.S. Central Time on March 31, 2010.

Quorum.     At least two registered holders of Garmin Cayman’s common shares as of the Record Date must be present, in person or by proxy, in order for the Special Meeting to proceed.

Recommendation of the Board of Directors (see page 38)

The Garmin Cayman board of directors recommends that Garmin Cayman shareholders vote "FOR" the Redomestication Proposal, The Garmin Cayman board of directors also unanimously recommends that Garmin Cayman’s shareholders vote "FOR" the proposal to adjourn the Special Meeting to a later date if there are insufficient votes at the time of the meeting to approve the Redomestication Proposal. Approval of the adjournment proposal is not a condition to the Redomestication.

Required Vote (see page 94)

The Redomestication Proposal must be approved by a majority in number of the registered holders of Garmin Cayman’s common shares as of the Record Date present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of Garmin Cayman’s common shares present and voting on the proposal, whether in person or by proxy.  For the purpose of calculating the "majority in number" requirement for the approval of the Redomestication, each Registered Shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a Registered Shareholder elects to vote a portion of such holder's common shares in favor of the proposal, and a portion against the proposal, then that Registered Shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that Registered Shareholder's vote for the purposes of the "majority in number" calculation.

The adjournment proposal, if presented, must be approved by more than 50% of all common shares present and voting, in person or by proxy.

Because the quorum for the Special Meeting is the presence of at least two common shareholders , the Redomestication proposal could be approved with the affirmative vote of less than 50% of the issued and outstanding Garmin Cayman common shares.

Proxies

General.     A proxy card is being sent to each Garmin Cayman shareholder as of the record date. Shareholders of record can cast their votes by proxy by:

•	using the Internet or telephone to appoint proxies to cast their vote by following the instructions on the enclosed proxy card; or

•	completing, signing and returning the enclosed proxy card.

The procedures for Internet appointment of a proxy are designed to authenticate the appointment of a proxy to cast shareholders' votes by use of a personal identification number. The procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you are a shareholder of record and you would like to appoint your proxy to vote by Internet, please refer to the specific instructions contained on the enclosed proxy card. If you appoint your proxy to vote by Internet, you do not need to return the enclosed proxy card. In order to be timely processed, an Internet appointment must be received by 1:00 a.m., Central Time, on May 19, 2010.

To vote your shares directly, you may attend the Special Meeting and cast your vote in person. If you hold your Garmin Cayman shares in the name of a broker, depository or nominee, the broker, depository or nominee may generally vote your shares it holds in accordance with instructions it receives from you. Shareholders who hold their shares through a broker, depository or nominee must vote their shares in the manner prescribed by their broker. Therefore, please follow the instructions provided by your broker, depository or nominee when voting your Garmin Cayman shares.

Your broker, depository or nominee may not be able to vote your common shares unless the broker, depository or nominee receives appropriate instructions from you. Brokers, depositories or nominees who hold shares on behalf of customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers, depositories or nominees without instructions from customers for these non-routine matters are referred to as "broker non-votes." We believe the Redomestication Proposal is a proposal for a non-routine matter, so it is important you follow your broker's, depository's or nominee's instructions and vote.

Revocation.     You may revoke your proxy at any time before your proxy is voted at the Special Meeting. You may revoke your proxy any time prior to its exercise by:

•	giving written notice of the revocation to the Company Secretary of Garmin Cayman;

•	appearing at the Special Meeting, notifying the Company Secretary of Garmin Cayman and voting in person;

•	revoking the proxy by telephone or the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Company Secretary of Garmin Cayman at or before the Special Meeting.

However, your attendance at the Special Meeting alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

If you do not appoint a proxy and you do not vote at the Special Meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

RISK FACTORS

Before you decide how to vote, you should consider carefully the following risk factors in addition to the other information contained in this proxy statement and the documents incorporated by reference, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended December 26, 2009 and our subsequent filings with the SEC.

Your rights as a shareholder will change as a result of the Redomestication.

Because of differences between Swiss law and Cayman Islands law and differences between the governing documents of Garmin Switzerland and Garmin Cayman, your rights as a shareholder will change if the Redomestication is completed. See "Comparison of Rights of Shareholders."

The market for the Garmin Switzerland shares may differ from the market for the Garmin Cayman shares, and Garmin Switzerland’s shares may be removed as a component of the Russell 1000 Index and certain other indices.

We intend to list the Garmin Switzerland shares on the NASDAQ Global Select Stock Market under the symbol “GRMN,” the same stock market and the same trading symbol as the Garmin Cayman shares. The market price, trading volume or volatility of the Garmin Switzerland shares could be different than those of the Garmin Cayman shares.

Garmin Cayman’s common shares are currently a component of the Russell 1000 Index and certain other indices. Garmin Switzerland’s shares may not meet the qualifications for inclusion in the Russell 1000 Index and some of the indices in which Garmin Cayman is included and we expect that Garmin Switzerland will be removed from such indices upon consummation of the Redomestication. However, Garmin Switzerland shares may become eligible for inclusion in certain other indices for which the shares of Garmin Cayman are not eligible. If Garmin Switzerland’s shares are removed as a component of the Russell 1000 Index and other indices, institutional investors attempting to track the performance of such indices would likely sell their shares, which could adversely affect the price of the Garmin Switzerland shares.

Our effective tax rate may increase whether we effect the Redomestication or not.

While the Redomestication is not anticipated to have any material impact on our effective tax rate, there is uncertainty regarding the tax policies of the jurisdictions where we operate (which include the potential legislative actions described below), and our effective tax rate may increase and any such increase may be material. Additionally, the tax laws of Switzerland and other jurisdictions could change in the future, and such changes could cause a material change in our effective tax rate.

Legislative and regulatory action could materially and adversely affect us regardless of whether or not we complete the Redomestication.

Our tax position could be adversely impacted by changes in the tax laws, tax treaties or tax regulations or the interpretation or enforcement thereof by any tax authority, regardless of whether we complete the Redomestication. For example, legislative action may be taken by the U.S. Congress which, if ultimately enacted, could override tax treaties upon which we rely or could broaden the circumstances under which we would be considered a U.S. resident, which could materially and adversely affect our effective tax rate and cash tax position. We cannot predict the outcome of any specific legislative proposals. If proposals were enacted that had the effect of limiting our ability to take advantage of the tax treaties between Switzerland and other jurisdictions (including the U.S.), we could be subjected to increased taxation. However, while it is impossible to predict with certainty, we consider it unlikely that the tax consequences of any such proposals would be any worse for Garmin Switzerland than they would be for Garmin Cayman if we had continued to maintain our place of incorporation in the Cayman Islands. In addition, any future amendments to the current income tax treaties between Switzerland and the other jurisdictions (including the U.S.) could subject us to increased taxation.

As a company incorporated in Switzerland, Garmin Switzerland is subject to Swiss law and this could impose regulatory burdens on Garmin Switzerland in the future.

If the Cayman Court does not approve the Scheme of Arrangement, Garmin Cayman will not have the ability to effect the Redomestication.

We cannot proceed with the Redomestication unless the Cayman Court approves the Scheme of Arrangement after conducting a hearing. Assuming that the Special Meeting is conducted in accordance with the Cayman Court’s order and that the common shareholders approve the Redomestication Proposal by the majority required by the Cayman Companies Law, we are not aware of any reason why the Cayman Court would not approve the Scheme of Arrangement. Nevertheless, the Cayman Court’s approval is a matter for its discretion and there can be no assurance if or when such approval will be obtained.

If the Cayman Court does not approve the Scheme of Arrangement, Garmin Cayman will be unable to effect the Redomestication as contemplated under the Scheme of Arrangement (even if the requisite common shareholders have approved the Scheme of Arrangement). In addition, the Cayman Court may impose such conditions, modifications or amendments as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Garmin Cayman and Garmin Switzerland. If such conditions, modifications or amendments are imposed, Garmin Cayman will be unable to effect the Redomestication without amending the Scheme of Arrangement, which, depending on the nature of such conditions, modifications or amendments, might require new shareholder approvals.

As a result of the higher par value of the Garmin Switzerland shares, Garmin Switzerland will have less flexibility than Garmin Cayman with respect to certain aspects of capital management.

Upon completion of the Redomestication, the par value of Garmin Switzerland’s shares will be higher than the par value of Garmin Cayman’s common shares. Under Swiss law, Garmin Switzerland may not issue its shares below par value. In the event Garmin Switzerland needs to raise equity capital at a time when the trading price of its shares is below the par value of the shares, Garmin Switzerland will be unable to issue shares. In addition, Garmin Switzerland will not be able to issue options under our benefits plans with an exercise price below the par value, which would limit the flexibility of our compensation arrangements.

As a result of increased shareholder approval requirements, Garmin Switzerland will have less flexibility than Garmin Cayman with respect to certain aspects of capital management.

Under Cayman Islands law, Garmin Cayman’s directors may issue, without shareholder approval, any common shares authorized in Garmin Cayman’s memorandum of association that are not issued or reserved. Cayman Islands law also provides the board of directors with substantial flexibility in establishing the terms of preferred shares. In addition, Garmin Cayman’s board of directors has the right, subject to statutory limitations, to declare and pay dividends on Garmin Cayman’s common shares without a shareholder vote. Swiss law allows Garmin Switzerland’s shareholders acting at a shareholders’ meeting to authorize share capital that can be issued by the board of directors without approval of a shareholders’ meeting, but this authorization is limited to 50% of the existing registered share capital and must be renewed by a shareholders’ meeting every two years. Additionally, subject to specified exceptions, including the exceptions described in Garmin Switzerland's articles of association, Swiss law grants preemptive rights to existing shareholders to subscribe for new issuances of shares and other securities. Swiss law does not provide as much flexibility in the various terms that can attach to different classes of shares either. For example, while the board of directors of Garmin Cayman can authorize the issuance of preferred stock without shareholder approval, Garmin Switzerland will not be able to issue preferred stock without the approval of 66 2/3% of the votes represented and a majority of the par value of the shares represented at a general meeting of Garmin Switzerland shareholders. Swiss law also reserves for approval by shareholders many corporate actions over which Garmin Cayman’s board of directors currently has authority. For example, dividends must be approved by shareholders at the general meeting of Garmin Switzerland shareholders. While we do not believe that the differences between Cayman Islands law and Swiss law relating to our capital management will have an adverse effect on us, we cannot assure you that situations will not arise where such flexibility would have provided substantial benefits to our shareholders.

Garmin Switzerland may not be able to make distributions or repurchase shares without subjecting you to Swiss withholding tax.

If Garmin Switzerland is unable to make distributions, if any, through a reduction of par value or, after January 1, 2011, subject to the adoption of implementing regulations, to pay dividends, if any, out of qualifying capital contribution reserves, then any dividends paid by Garmin Switzerland will generally be subject to a Swiss federal withholding tax at a rate of 35%. The withholding tax must be withheld from the gross distribution and paid to the Swiss Federal Tax Administration. Dividends, if any, paid on Garmin Cayman’s shares are not currently subject to withholding tax in the Cayman Islands. A U.S. holder that qualifies for benefits under the Convention between the United States of America and the Swiss Confederation for the Avoidance of Double Taxation with Respect to Taxes on Income, which we refer to as the "U.S.-Swiss Treaty," may apply for a refund of the tax withheld in excess of the 15% treaty rate (or in excess of the 5% reduced treaty rate for qualifying corporate shareholders with at least 10% participation in the voting stock of Garmin Switzerland, or for a full refund in case of qualified pension funds). Payment of a capital distribution in the form of a par value reduction is not subject to Swiss withholding tax. However, there can be no assurance that Garmin Switzerland's shareholders will approve a reduction in par value, that Garmin Switzerland will be able to meet the other legal requirements for a reduction in par value, or that Swiss withholding rules will not be changed in the future. In addition, over the long term, the amount of par value available for Garmin Switzerland to use for par value reductions will be limited. If Garmin Switzerland is unable to make a distribution through a reduction in par value or, after January 1, 2011, subject to the adoption of implementing regulations, to pay a dividend out of qualifying capital contribution reserves, Garmin Switzerland may not be able to make distributions without subjecting you to Swiss withholding taxes.

Under present Swiss tax law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to 35% Swiss withholding tax on the difference between the par value and the repurchase price. Beginning on January 1, 2011, subject to the adoption of implementing regulations, the portion of the repurchase price that is attributed to the qualifying capital contribution reserves of the shares repurchased will not be subject to the Swiss withholding tax either. Garmin Switzerland may follow a share repurchase process for future share repurchases, if any, similar to a "second trading line" on the Swiss Stock Exchange (“SIX”) in which Swiss institutional investors buy shares on the open market and sell these shares to us and are generally able to receive a refund of the Swiss withholding tax. However, if Garmin Switzerland is unable to use this process successfully, Garmin Switzerland may not be able to repurchase shares for the purposes of capital reduction without subjecting you to Swiss withholding taxes. Please see "Material Tax Considerations—Swiss Tax Considerations—Consequences to Shareholders of Garmin Switzerland Subsequent to the Redomestication—Repurchases of Shares."

We will be subject to various Swiss taxes as a result of the Redomestication.

Although we do not expect Swiss taxes to materially affect our worldwide effective corporate tax rate, we will be subject to additional corporate taxes in Switzerland as a result of the Redomestication. Switzerland imposes a corporate federal income tax for holding companies at an effective tax rate of 7.83%, although we should be entitled to a “participation relief” that in most cases will effectively eliminate any Swiss taxation on the profits of our subsidiaries paid by them to Garmin Switzerland as dividends as well as on capital gains related to the sale of participations. We also will be subject to a Swiss issuance stamp tax levied on Garmin Switzerland share issuances, other than in connection with qualifying restructurings like the Redomestication, or increases of Garmin Switzerland’s equity at a rate of 1% of the fair market value of the issuance or increase. In addition, Garmin Switzerland will be subject to some other Swiss indirect taxes (e.g., VAT, Swiss issuance stamp tax on certain debt instruments and Swiss securities transfer stamp tax). We currently are not subject to income, capital, stamp or issuance taxes or VAT in the Cayman Islands.

As a Swiss company, we will be required to declare dividends in Swiss francs and any currency fluctuations between the U.S. dollar and Swiss francs will affect the dollar value of the dividends we pay.

Under Swiss corporate law, Garmin Switzerland will be required to declare dividends, including distributions through a reduction in par value, in Swiss Francs. Dividend payments will be made by our transfer agent in U.S. dollars converted at the applicable exchange rate shortly before the payment date. As a result, shareholders will be exposed to fluctuations in the exchange rate between the date used for purposes of calculating the Swiss Franc amount of any proposed dividend or par value reduction and the relevant payment date, which will be determined by the shareholders’ meeting.

The Redomestication will result in additional direct and indirect costs, even if it is not completed.

We will incur additional costs as a result of the Redomestication, although we do not expect these costs to be material. We have incurred costs and expenses, including professional fees, to comply with Swiss corporate and tax laws and financial reporting requirements. In addition, we expect to incur attorneys' fees, accountants' fees, filing fees, mailing expenses, proxy solicitation fees and financial printing expenses in connection with the Redomestication, even if the Scheme of Arrangement is not approved or completed. The Redomestication also may negatively affect us by diverting attention of our management and employees from our operating business during the period of implementation and by increasing other administrative costs and expenses.

We may choose to abandon or delay the Redomestication.

We may abandon or delay the Redomestication at any time prior to the Transaction Time, even after the shareholders have approved the Redomestication at the Special Meeting and the Scheme of Arrangement has been approved by the Cayman Court. While we currently expect to complete the Redomestication as soon as practicable after obtaining shareholder approval of the Scheme of Arrangement at the meeting, our board of directors may delay the Redomestication for a significant time or may abandon the Redomestication altogether after the Special Meeting because, among other reasons, the Redomestication is no longer in our best interest or the best interests of our shareholders or may not result in the benefits we expect, or our estimated cost of the Redomestication increases. Additionally, we may not be able to obtain the requisite shareholder or court approvals.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements included in this proxy statement and the documents incorporated by reference may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 or Section 21E of the Securities Exchange Act of 1934, each as amended, including, in particular, statements about our expectations regarding the change of our place of incorporation from the Cayman Islands to Switzerland. These statements identify prospective information and include words such as "expects," "plans," "anticipates," "believes," "estimates," "predicts," "projects" and similar expressions. These forward-looking statements are based on information available to us as of the date of this proxy statement.

Current expectations, forecasts and assumptions involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following:

•	the ineffectiveness of our business strategy due to changes in current or future market conditions;

•	the effects of our competing in a highly competitive industry, including industry consolidation, pricing competition and development of competing products;

•	decreased demand for our products;

•	weakness in the global economy and decreased spending by consumers;

•	the risk that legislative and regulatory action by the U.S. government could materially and adversely affect our effective tax rate and cash tax position;

•	risks associated with the proposed Redomestication and the creation of a new parent holding company in Switzerland;

•	uncertainties relating to governmental and regulatory policies; and

•	tax liabilities such as dividend withholding tax and stamp duty.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are set forth in this proxy statement, in particular in the section entitled "Risk Factors" and the documents that we file with the Securities and Exchange Commission (the "SEC") from time to time. You may obtain copies of these documents as described under the heading "Where You Can Find More Information."

Except as required under U.S. federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements after the distribution of this proxy statement, whether as a result of new information, future events, changes in assumptions or otherwise.

The foregoing factors are in addition to those factors discussed under “Risk Factors,” and  “The Redomestication Proposal—Background and Reasons for the Redomestication” and elsewhere in this proxy statement, as well as those in the documents that we incorporate by reference into this proxy statement (including, without limitation, the “Risk Factors” sections of our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents on file with the SEC prior to the date of the  Special Meeting). There may be other risks and uncertainties that we are unable to predict at this time. We expressly disclaim any obligation to update or revise these forward-looking statements whether as a result of new information, future developments or otherwise.

THE REDOMESTICATION PROPOSAL

We are seeking your approval of a scheme of arrangement under Cayman Islands law, substantially in the form attached as Annex A to this proxy statement (the "Scheme of Arrangement ") which, upon effectiveness, will result in a newly formed Swiss company serving as the publicly traded parent of the Garmin group of companies (the " Garmin group "). In this proxy statement, we refer to the transaction to be effected pursuant to the Scheme of Arrangement as the "Redomestication" The Redomestication will effectively change the place of incorporation of the publicly traded parent company of the Garmin group from the Cayman Islands to Switzerland and will result in you holding registered shares of a Swiss company instead of common shares of a Cayman Islands company.

The Redomestication involves several steps. On February 9, 2010, Garmin Cayman, the Cayman Islands company whose common shares you currently own, formed Garmin Switzerland as a direct subsidiary. On [**], 2010 we petitioned the Cayman Court to order, among other things, the calling of a meeting of Garmin Cayman common shareholders to approve the Scheme of Arrangement. On ___, 2010 the Cayman Court ordered us to seek your approval of the Scheme of Arrangement. We will hold the Special Meeting to approve the Scheme of Arrangement on May 20, 2010. If we obtain the necessary shareholder approval, the Cayman Court will hold the Sanction Hearing, which is expected to be held on June 4, 2010 to approve the Scheme of Arrangement. Assuming we receive the necessary approvals from the shareholders and the Cayman Court and the conditions to consummation of the Scheme of Arrangement are satisfied (and we do not abandon the Redomestication), we will file the court order approving the Scheme of Arrangement with the Cayman Islands Registrar of Companies. The Scheme of Arrangement is scheduled to become effective on June 27, 2010 or such other date and time as the Board may determine (the “Transaction Time”). We selected this date to coincide with the end of Garmin Cayman’s second fiscal quarter for 2010, which ends on Saturday, June 26, 2010.    Our Board cannot delay the Transaction Time to a date later than December 31, 2010 (unless extended with the approval of the Cayman Court) because the Scheme of Arrangement will lapse by its terms if the Transaction Time has not occurred on or prior to that date.

At and shortly following the Transaction Time, the following steps will occur:

1.	all issued and outstanding Garmin Cayman common shares will be transferred to Garmin Switzerland; and

2.
in consideration therefore, before the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time Garmin Switzerland will (a) issue registered shares (on a one-for-one basis) to the holders of the Garmin Cayman common shares that will be transferred to Garmin Switzerland, and (b) increase the par value of the 10,000,000 shares of Garmin Switzerland issued to Garmin Cayman in connection with the formation of Garmin Switzerland (the “Formation Shares”) to the same par value as the shares of Garmin Switzerland to be issued to the Garmin Cayman shareholders, which Formation Shares may subsequently be transferred by Garmin Cayman to one or more other subsidiaries of Garmin Switzerland for future use to satisfy our obligations to deliver shares in connection with awards granted under our equity incentive plans for employees and other general corporate purposes.

As a result, shortly following the Transaction Time and before the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time:

•	Garmin Switzerland will have outstanding the same number of shares as did Garmin Cayman immediately before the Transaction Time, plus the Formation Shares; and

•	Garmin Switzerland will hold all the outstanding shares of Garmin Cayman.

 If, and only if, the Scheme of Arrangement is effected, an election will be made to treat Garmin Cayman as a disregarded entity for U.S. federal income tax purposes, effective shortly after the Transaction Time.

As a result of the Redomestication, the shareholders of Garmin Cayman will instead become shareholders of Garmin Switzerland and Garmin Cayman will become a subsidiary of Garmin Switzerland. The members of the Board of Directors of Garmin Cayman then in office will be members of the Board of Directors of Garmin Switzerland at or immediately after the Transaction Time.

In connection with the completion of the Redomestication, Garmin Switzerland will assume, on a one-for-one basis, Garmin Cayman's existing obligations in connection with awards granted under Garmin Cayman's equity incentive plans and other similar equity awards. Any stock options, stock appreciation rights, restricted stock units or performance shares issued by Garmin Cayman that are convertible, exchangeable or exercisable into common shares of  Garmin Cayman will become convertible, exchangeable or exercisable, as the case may be, into registered shares of Garmin Switzerland.

As of the Record Date, [**] common shares of Garmin Cayman were issued and outstanding and we had [**] shareholders of record.

There currently are no fractional shares of Garmin Cayman held of record and we do not expect there to be any such fractional shares held of record immediately prior to the Transaction Time.

Following the Redomestication, you will continue to own an interest in a parent company that will continue to conduct, through its subsidiaries, the same businesses as conducted by Garmin Cayman before the Redomestication. The number of shares you will own in Garmin Switzerland immediately after the Redomestication will be the same as the number of shares you owned in Garmin Cayman immediately prior to the Redomestication, and your relative economic interest in the Garmin group will remain unchanged.

The completion of the Redomestication will change the governing corporate law that applies to shareholders of our parent company from Cayman Islands law to Swiss law. The legal system governing corporations organized under Swiss law differs from the legal system governing corporations organized under Cayman Islands law. As a result, we are unable to adopt governing documents for Garmin Switzerland that are identical to the governing documents for Garmin Cayman. We have attempted to preserve in the articles of association and organizational regulations of Garmin Switzerland the same allocation of material rights and powers between the shareholders and our board of directors that exists under Garmin Cayman's memorandum and articles of association. Nevertheless, Garmin Switzerland’s proposed articles of association and organizational regulations differ from Garmin Cayman's memorandum and articles of association. We summarize the material differences between the governing documents for Garmin Cayman and Garmin Switzerland, and the changes in your rights as a shareholder resulting from the Redomestication, under “Comparison of Rights of Shareholders.”

Background and Reasons for the Redomestication

The original parent company of the Garmin group was Garmin Corporation, a company incorporated in Taiwan. Under the legal framework of Taiwan at the time of Garmin’s initial public offering in 2000, it was not practical for Garmin Corporation to offer its shares to the public in the United States. Therefore, on July 24, 2000, we formed Garmin Ltd. in the Cayman Islands as a holding company for Garmin Corporation in order to facilitate the listing of our common shares in the United States.

While our tenure in the Cayman Islands has served us and our shareholders well, following a thorough review, we have determined that it is in the best interests of Garmin and its shareholders to change the jurisdiction of incorporation of the parent company of the Garmin group to Switzerland. Our board of directors' determination that Switzerland is the preferred choice for the domicile of the parent of the Garmin group was based on many factors, including the following:

•
Switzerland is centrally located in Europe in close proximity to our major Western and Eastern European markets and will provide a base for possible expansion of certain corporate functions for our European operations in a centralized European location and a more favorable structure from which to acquire or partner with European businesses;

•
the change of our jurisdiction of incorporation will enhance our global business operations and reputation consistent with our status as an international company with significant operations in Asia as well as Europe and  North America;

•
there has been negative publicity regarding companies that are domiciled in countries such as the Cayman Islands that have low rates of, or no direct taxation and as a consequence do not have a substantial network of tax treaties with the countries where we have operations. Garmin makes no comment on the fairness of that negative publicity;

•
legislative bodies in various jurisdictions, including the U.S., have considered proposals and/or introduced legislation that, if enacted, could increase our tax burden if we remained incorporated in the Cayman Islands. It is, of course, not possible for Garmin to predict whether any proposals will in fact be enacted.  It is possible that the various proposals will not become law, or that the final form of any legislation would not negatively impact Garmin Cayman if the Redomestication were not to take effect, or would negatively impact Garmin Switzerland even if the Redomestication occurs.  However, the Board considers that the current risks associated with potential legislative reforms are, of themselves, sufficient reason to propose and recommend the Redomestication; and

•	Switzerland's taxation system and its extensive network of tax treaties with other countries will enable us to maintain a competitive worldwide effective corporate tax rate.

Like the Cayman Islands, Switzerland has a well-developed corporate, legal and regulatory environment and a sophisticated financial and commercial infrastructure.  For this reason, as well as for all the other reasons set out above, Garmin considers Switzerland to be an appropriate domicile for its ultimate holding company.

Amendment, Termination or Delay

The Scheme of Arrangement may be amended, modified or supplemented at any time before or after its adoption by the common shareholders of Garmin Cayman at the Special Meeting. However, after adoption, no amendment, modification or supplement may be made or effected that legally requires further approval by Garmin Cayman shareholders without obtaining such approval.

At the Sanction Hearing, the Cayman Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Garmin Cayman and Garmin Switzerland. Garmin Cayman may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Cayman Court may think fit to approve or impose.

The board of directors of Garmin Cayman may terminate the Scheme of Arrangement and abandon the Redomestication or delay the Redomestication, at any time prior to the Transaction Time, without obtaining the approval of Garmin Cayman shareholders, even though the Scheme of Arrangement may have been approved by such shareholders and approved by the Cayman Court and all other conditions to the Redomestication may have been satisfied, if the board of directors determines that such course is in our best interests and the best interests of our shareholders.

Unless the Scheme of Arrangement has become effective and the Transaction Time has occurred on or before December 31, 2010, or such later date, if any, as Garmin Cayman and Garmin Switzerland may agree and the Cayman Court may allow, the Scheme of Arrangement will lapse by its terms and not come into effect and therefore, the Redomestication will not be effected.

Conditions to Consummation of the Redomestication

The Redomestication will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:

•	a definitive version of this proxy statement has been filed with the SEC;

•	the Scheme of Arrangement is approved by the requisite vote of the shareholders of Garmin Cayman at the Special Meeting;

•	the requisite court order approving the Scheme of Arrangement is obtained from the Cayman Court, and is duly lodged with the Cayman Islands Registrar of Companies;

•	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme of Arrangement or related Redomestication;

•	the Garmin Switzerland shares to be issued pursuant to the Redomestication are authorized for listing on the NASDAQ, subject to official notice of issuance;

•
all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Scheme of Arrangement and related Redomestication  are obtained on terms acceptable to Garmin Cayman and are in full force and effect;

•
Garmin Cayman receives an opinion from KPMG LLP, in form and substance reasonably satisfactory to it, confirming, as of the Transaction  Time, the matters discussed under "Material Tax Considerations—U.S. Federal Income Tax Considerations";

•
Garmin Cayman receives an opinion from KPMG AG, in form and substance reasonably satisfactory to it, confirming, as of the Transaction Time, the matters discussed under "Material Tax Considerations—Swiss Tax Considerations;"

•
Garmin Cayman receives an opinion from Maples and Calder, in form and substance reasonably satisfactory to it, regarding the matters discussed in Securities Exchange Commission Division of Corporation Finance Legal Bulletin No. 3A (CF) dated June 18, 2008; and

•
Garmin Switzerland and Garmin Cayman execute a Transaction Agreement pursuant to which, among other things, Garmin Switzerland agrees to adopt Garmin Cayman’s Equity Compensation and Benefit Plans as defined in the Transaction Agreement.  The form of the Transaction Agreement is set forth at Annex F.

Court Approval of the Scheme of Arrangement

Pursuant to Section 86 of the Companies Law (2009 Revision) of the Cayman Islands (the "Cayman Islands Companies Law"), the Scheme of Arrangement must be approved by the Cayman Court. This requires Garmin Cayman to file a petition (the "Petition") for the Scheme of Arrangement with the Cayman Court. Prior to the mailing of this proxy statement, Garmin Cayman obtained directions from the Cayman Court providing for the convening of a meeting of Garmin Cayman's shareholders and other procedural matters regarding the meeting and the further conduct of the Petition, including a date upon which the Cayman Court will hear the Petition. A copy of the Cayman Court's Interlocutory Order is attached as Annex E to this proxy statement.

In making the Interlocutory Order, the Cayman Court expresses no view on the commercial merits of the Redomestication proposal, or as to the validity or otherwise of the Board's reasons given for recommending the Redomestication.  The Interlocutory Order is not and should be interpreted as a recommendation by the Cayman Court to vote either "for" or "against" the Redomestication proposal.  The Cayman Court has not independently verified and makes no statement as to the correctness of the matters or opinions contained in this Proxy Statement.

Subject to the common shareholders of Garmin Cayman approving the Scheme of Arrangement with the vote required by the Cayman Islands Companies Law, a Sanction Hearing will be required to hear the Petition and approve the Scheme of Arrangement. At the Sanction Hearing, the Cayman Court may impose such conditions as it deems appropriate in relation to the Scheme of Arrangement, but may not impose any material changes without the joint consent of Garmin Cayman and Garmin Switzerland.

 Garmin Cayman may, subject to U.S. securities law constraints, consent to any modification of the Scheme of Arrangement on behalf of the shareholders which the Cayman Court may think fit to approve or impose. In determining whether to exercise its discretion and approve the Scheme of Arrangement, the Cayman Court will determine, among other things, whether the Scheme of Arrangement is fair to Garmin Cayman's shareholders. We expect the Sanction Hearing to be held at 10:00 a.m. on June 4, 2010 at the Cayman Court in George Town, Grand Cayman, Cayman Islands. If you are a common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or in opposition to the Scheme of Arrangement, you may do so. In addition, the Cayman Court has wide discretion to hear from interested parties. Garmin Cayman will not object to the participation in the Sanction Hearing by any beneficial holder of common shares who holds shares through a custodian, depository, nominee or broker. In accordance with its terms, the Scheme of Arrangement will become effective on its terms as soon as a copy of the Order of the Cayman Court approving the Scheme of Arrangement has been delivered to the Registrar of Companies of the Cayman Islands for registration as required by Section 86 of the Cayman Islands Companies Law, although on the terms of the Scheme, the Redomestication does not take effect until that and a number of other conditions precedent are satisfied or waived and the Transaction Time occurs. It is anticipated that the Transaction Time will be 3:00 a.m. Cayman Islands time on June 27, 2010, but may be such earlier or later date as Garmin Cayman nominates. Please see above under the caption "—Conditions to Consummation of the Redomestication" for more information on the conditions to the consummation of the Redomestication.

At the Special Meeting, Garmin Cayman's shareholders will be asked to approve the Scheme of Arrangement, substantially in the form attached as Annex A to this proxy statement. If the shareholders approve the Scheme of Arrangement, then Garmin Cayman will apply for sanction of the Scheme of Arrangement at the Sanction Hearing. We encourage you to read the Scheme of Arrangement in its entirety for a complete description of its terms and conditions.

Once the Scheme of Arrangement is effective, the Cayman Court will have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute which arises out of or is connected with the terms of the Scheme of Arrangement or its implementation or out of any action taken or omitted to be taken under the Scheme of Arrangement or in connection with the administration of the Scheme of Arrangement. A common shareholder who wishes to enforce any rights under the Scheme of Arrangement after such time must notify Garmin Cayman in writing of its intention at least five business days prior to commencing a new proceeding. After the Transaction Time, no shareholder may commence a proceeding against Garmin Switzerland or Garmin Cayman before the Cayman Court in respect of or arising from the Scheme of Arrangement except to enforce its rights under the Scheme of Arrangement where a party has failed to perform its obligations under the Scheme of Arrangement.

When under any provision of the Scheme of Arrangement a matter is to be determined by Garmin Cayman, then Garmin Cayman will have discretion to determine those matters under the Scheme of Arrangement in a manner that it considers fair and reasonable, and its decisions will be binding on all concerned.

Federal Securities Law Consequences; Resale Restrictions

The issuance of  Garmin Switzerland registered shares to Garmin Cayman shareholders in connection with the Redomestication will not be registered under the Securities Act of 1933 (the "Securities Act"). Section 3(a)(10) of the Securities Act exempts securities issued in exchange for one or more outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by any court of competent jurisdiction, after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom such securities will be issued have a right to appear and to whom adequate notice of the hearing has been given. In determining whether it is appropriate to authorize the Scheme of Arrangement, the Cayman Court will consider at the Sanction Hearing whether the terms and conditions of the Scheme of Arrangement are fair to Garmin Cayman shareholders. The Cayman Court has fixed the date and time for the Sanction Hearing, which will be held at the Cayman Court in George Town, Grand Cayman, Cayman Islands, at 10:00 a.m. Cayman Islands time on June 4, 2010. The Garmin Switzerland registered shares issued to Garmin Cayman shareholders in connection with the Redomestication will be freely transferable, except that the board of directors of Garmin Switzerland has the power to decline the registration in Garmin Switzerland’s share register of purchasers of shares as shareholders with voting rights in limited circumstances (those purchasers would then be registered in the share register as shareholders without voting rights), and except for restrictions applicable to certain "affiliates" of Garmin Cayman under the Securities Act, as follows:

•
Persons who were not affiliates of Garmin Cayman at the Transaction Time and have not been affiliates within 90 days prior to such time will be permitted to sell any Garmin Switzerland registered shares received in the Redomestication without regard to Rule 144 under the Securities Act.

•
Persons who were affiliates of Garmin Cayman at the Transaction Time or were affiliates within 90 days prior to such time will be permitted to resell any Garmin Switzerland registered shares they receive pursuant to the Redomestication in the manner permitted by Rule 144. In computing the holding period of the Garmin Switzerland registered shares for the purposes of Rule 144(d), such persons will be permitted to "tack" the holding period of their Garmin Cayman shares held prior to the Transaction Time.

•	Persons whose shares of Garmin Cayman are subject to transfer restrictions will receive shares of Garmin Switzerland that are subject to the same transfer restrictions.

Persons who may be deemed to be affiliates of Garmin Cayman and Garmin Switzerland for these purposes generally include individuals or entities that control, are controlled by, or are under common control with, Garmin Cayman or Garmin Switzerland, and would generally not be expected to include shareholders who are not executive officers, directors or significant shareholders of Garmin Cayman or Garmin Switzerland.

We have not filed a registration statement with the SEC covering any resales of the Garmin Switzerland registered shares to be received by Garmin Cayman's shareholders in connection with the Redomestication. Garmin Switzerland intends to file certain post-effective amendments to existing effective registration statements of Garmin Cayman concurrently with the completion of the Redomestication.

Upon consummation of the Redomestication, the registered shares of Garmin Switzerland will be deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of Rule 12g-3 under the Exchange Act, without the filing of any Exchange Act registration statement.

Effective Date and Transaction Time

If the Scheme of Arrangement is approved by the requisite shareholder majorities and approved by the Cayman Court and the other conditions to the consummation of the Redomestication are satisfied (and we do not abandon the Redomestication), the Scheme of Arrangement will become effective on its terms upon our filing of the court order approving the Scheme of Arrangement with the Registrar of Companies in the Cayman Islands. However, provided all the conditions precedent set out in the Scheme of Arrangement are satisfied or waived, the Redomestication itself will not take effect until the Transaction Time.  The Transaction Time is anticipated to be 3:00 a.m. Cayman Islands time on June 27, 2010, but may be at such earlier or later date as Garmin Cayman determines. Please see "The Redomestication Proposal—Conditions to Consummation of the Redomestication."  Various steps of the Redomestication will occur at or shortly following the Transaction Time. Prior to the opening of trading on the NASDAQ Global Select Market on the  business day following the Transaction Time Garmin Switzerland will issue registered shares (on a one-for-one basis) to the holders of the Garmin Cayman common shares that will be transferred to Garmin Switzerland. The expected timetable for the Redomestication is set forth in Annex D to this proxy statement.

 In the event the conditions to the Redomestication are not satisfied, the Redomestication may be abandoned or delayed, even after approval by the Garmin Cayman shareholders, the approval of the Cayman Court and the lodgment of the court order with the Cayman Islands Registrar of Companies. In addition, the Redomestication may be abandoned or delayed by our board of directors at any time prior to the Transaction Time, without obtaining the approval of the Garmin Cayman shareholders, even though the Scheme of Arrangement may have been approved by Garmin Cayman's shareholders and approved by the Cayman Court and all other conditions to the Redomestication may have been satisfied. Please see "The Redomestication Proposal—Amendment, Termination or Delay."

Management of Garmin Switzerland

If the Redomestication is consummated, the executives and directors of Garmin Cayman immediately prior to the Transaction Time are expected to be the executives and directors of Garmin Switzerland. Garmin Switzerland’s  articles of association provide for three classes of directors, just as Garmin Cayman currently has, and Garmin Switzerland’s Class I, Class II and Class III directors will be subject to re-election at the 2011, 2012 and 2013 annual general meetings of Garmin Switzerland, respectively.

Regulatory Matters

Other than the Scheme of Arrangement, we are not aware of any other governmental approvals or actions that are required to complete the Redomestication other than compliance with U.S. federal and state securities laws and Cayman Islands and Swiss corporate law. We do not believe that any significant regulatory approvals will be required to effect the Redomestication.

No Appraisal Rights

Under Cayman Islands law, none of the common shareholders of Garmin Cayman has any dissenters' rights or right to an appraisal of the value of their shares or receive payment for them in connection with the Redomestication.

Exchange of Shares

At the Transaction Time, your Garmin Cayman common shares will be exchanged for Garmin Switzerland registered shares without any action on your part. You will not be required to exchange any physical share certificates. All of Garmin Switzerland’s shares will be issued in uncertificated book-entry form. Consequently, if you currently hold Garmin Cayman shares in certificated form, following the Redomestication, your Garmin Cayman share certificates will cease to have effect as documents or evidence of title. The transfer agent will make an electronic book-entry in your name and will mail you a statement evidencing your ownership of Garmin Switzerland shares.

Equity Incentive Plans

If the Redomestication is consummated, Garmin Switzerland will assume the existing obligations of Garmin Cayman in connection with awards granted under Garmin Cayman’s equity incentive plans. Those plans will be amended as necessary to comply with Swiss law and give effect to the Redomestication, including to provide (1) that Garmin Switzerland registered shares will be issued, held, available or used to measure or satisfy benefits as appropriate under the plans, in substitution for Garmin Cayman common shares; and (2) for the appropriate substitution of Garmin Switzerland for Garmin Cayman in those plans.

Garmin Switzerland intends to file new registration statements and/or post-effective amendments to certain effective registration statements of Garmin Cayman concurrently with the completion of the Redomestication in connection with its assumption of the existing obligations of Garmin Cayman in connection with awards granted under Garmin Cayman’s equity incentive plans.

Holders of outstanding options, stock appreciation rights, restricted stock units or other equity-based awards may be subject to tax as a result of the conversion of the underlying Garmin Cayman common shares to Garmin Switzerland registered shares as of the Transaction Time, depending on the country where the holders are citizens or tax residents or the country where they resided during the life of such equity awards. In general, however, U.S. taxpayers should not recognize ordinary income at the time Garmin Switzerland assumes their equity awards. Tax withholding and/or reporting may be required by Garmin Switzerland or one of its affiliates and/or the holder of the applicable equity award, and certain employer social insurance contributions or other taxes may be due as a result of the conversion of the equity awards. Depending on the country where the holders are citizens or residents or the country where they resided during the life of the Garmin Cayman awards, the conversion of equity awards may trigger certain regulatory filings or notices to employees concerning the tax or regulatory consequences of the Redomestication.

Stock Exchange Listing and Reporting Obligations

Garmin Cayman common shares are expected to continue to trade on the NASDAQ until the Transaction Time.

We expect that, prior to the opening of trading of the NASDAQ Global Select Market on the business day following the Transaction Time, the Garmin Switzerland registered shares (for which there is currently no established public trading market) will be listed on the NASDAQ under the symbol “GRMN”, the same symbol under which the Garmin Cayman common shares are currently listed. We do not currently intend to list the Garmin Switzerland registered shares on the SIX Swiss Exchange or any other stock exchange. Upon completion of the Redomestication, we will remain subject to SEC reporting requirements, the mandates of the Sarbanes Oxley Act and the corporate governance rules of the NASDAQ, and we will continue to report our consolidated financial results in U.S. dollars and in accordance with U.S. GAAP.

Accounting Treatment of the Redomestication

Under U.S. GAAP, the Redomestication represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at cost. Accordingly, the assets and liabilities of Garmin Switzerland will be reflected at their carrying amounts in the accounts of Garmin Cayman at the Transaction Time.

Effect of the Redomestication on Potential Future Status as a Foreign Private Issuer

Under SEC rules, companies organized outside of the United States that qualify as “foreign private issuers” remain subject to SEC regulation, but are exempt from certain requirements that apply to U.S. reporting companies. Garmin Cayman is not a “foreign private issuer” and we do not currently believe that Garmin Switzerland will qualify as a "foreign private issuer" upon completion of the Redomestication.  Even if Garmin Switzerland meets the tests for a “foreign private issuer,” we do not currently intend to avail ourselves of the benefits of being a “foreign private issuer.”

Required Vote; Board Recommendation

The Special Meeting will be conducted in accordance with the directions of the Cayman Court. The presence in person or by proxy of  at least two registered holders of common shares is required to constitute a quorum. Assuming the presence of a quorum at the meeting, the Scheme of Arrangement must be approved by a majority in number of the registered holders of the Garmin Cayman common shares present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of the Garmin Cayman common shares present and voting on the proposal, whether in person or by proxy. Please see "The Special Meeting—Record Date; Voting Rights; Vote Required for Approval."

GARMIN CAYMAN’S BOARD OF DIRECTORS HAS APPROVED THE REDOMESTICATION AND
RECOMMENDS
VOTING "FOR" APPROVAL OF THE REDOMESTICATION

MATERIAL TAX CONSIDERATIONS

The information presented under the caption "—U.S. Federal Income Tax Considerations" below is a discussion of the material U.S. federal income tax consequences to U.S. holders and non-U.S. holders (as defined below) of the Redomestication and of owning and disposing of Garmin Switzerland shares received in the Redomestication. The information presented under the caption "—Swiss Tax Considerations" is a discussion of the material Swiss tax consequences (1) to Swiss holders and non-Swiss holders (as defined below)  of the Redomestication and of the ownership and disposition of the Garmin Switzerland shares and (2) to Garmin Switzerland of the Redomestication and subsequent operations. The information presented under the caption "—Cayman Islands Tax Considerations" is a discussion of the material Cayman Islands tax consequences of the Redomestication.

You should consult your own tax advisor regarding the applicable tax consequences to you of the Redomestication and of the ownership and disposition of the Garmin Switzerland shares under the laws of the United States (federal, state and local), Switzerland, Cayman Islands and any other applicable foreign jurisdiction.

U.S. Federal Income Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of U.S. taxation other than U.S. federal income taxation, is not a complete analysis or description of all of the possible tax consequences of the Redomestication or of owning and disposing of Garmin Switzerland shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you. In particular, this discussion deals only with holders that hold their Garmin Cayman shares and will hold their Garmin Switzerland shares as capital assets and does not address the tax treatment of special classes of holders, such as:

•
a holder of Garmin Cayman shares who, at any time within the five-year period ending on the date of the Redomestication, has actually or constructively owned 10% or more of the total combined voting power of all classes of stock entitled to vote of Garmin Cayman or who, immediately before the Redomestication, actually or constructively owns at least 5% (by vote or value) of the outstanding stock of Garmin Cayman,

•
a holder of Garmin Switzerland shares who, immediately after the Redomestication, actually or constructively owns at least 5% of either the total voting power or the total value of the stock of Garmin Switzerland or who, at any time after the Redomestication, actually or constructively owns 10% or more of the total combined voting power of all classes of stock entitled to vote of Garmin Switzerland,

•	a bank or other financial institution,

•	a tax-exempt entity,

•	an insurance company,

•	a person holding shares as part of a "straddle," "hedge," "integrated transaction," or "conversion transaction,"

•	a person holding shares through a partnership or other pass-through entity,

•	a U.S. expatriate,

•	a person who is liable for alternative minimum tax,

•	a broker-dealer or trader in securities or currencies,

•	a U.S. holder whose "functional currency" is not the U.S. dollar,

•	a regulated investment company,

•	a real estate investment trust,

•	a trader in securities who has elected the mark-to-market method of accounting for its securities, or

•	a holder who received the Garmin Cayman shares through the exercise of employee stock options or otherwise as compensation or through a tax qualified retirement plan.

This discussion is based on the laws of the United States, including the U.S. Internal Revenue Code of 1986, as amended, which we refer to as the "U.S. Code," its legislative history, existing and proposed Treasury regulations promulgated thereunder, judicial decisions, published rulings, administrative pronouncements and income tax treaties to which the United States is a party, each as in effect on the date of this proxy statement. These laws may change, possibly with retroactive effect. There can be no assurance that the United States Internal Revenue Service, which we refer to as the "IRS," will not disagree with or will not successfully challenge any of the conclusions reached and described in this discussion.

For purposes of this discussion, a "U.S. holder" is any beneficial owner of Garmin Cayman shares, or, after the completion of the Redomestication, Garmin Switzerland shares, that for U.S. federal income tax purposes is:

•	an individual citizen or resident alien of the United States,

•	a corporation (or other entity taxable as a corporation) organized under the laws of the United States or any state thereof including the District of Columbia,

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if (1) it validly elects to be treated as a United States person for U.S. federal income tax purposes or (2)(a) its administration is subject to the primary supervision of a court within the United States and (b) one or more United States persons have the authority to control all of its substantial decisions.

A "non-U.S. holder" is any beneficial owner of Garmin Cayman shares, or, after the completion of the Redomestication, Garmin Switzerland shares, other than an entity or arrangement treated as a partnership for U.S. federal income tax purposes, that is not a U.S. holder. For purposes of this summary, "holder" or "shareholder" means either a U.S. holder or a non-U.S. holder or both, as the context may require.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of Garmin Cayman shares or Garmin Switzerland shares, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. Holders of Garmin Cayman shares or Garmin Switzerland shares that are partnerships and partners in these partnerships are urged to consult their tax advisers regarding the U.S. federal income tax consequences to them of the Redomestication and the ownership and disposition of the Garmin Switzerland shares.

In the discussion that follows, except as otherwise indicated, it is assumed, as Garmin Cayman believes to be the case, that Garmin Cayman has not been and should not be a passive foreign investment company before the Redomestication and that Garmin Switzerland should not be a passive foreign investment company after the Redomestication. See "—Passive Foreign Investment Company Considerations." It is also assumed, as Garmin Cayman believes to be the case, that Garmin Switzerland will continue to be a foreign corporation in the future.

Garmin

Consequences of the Redomestication.   Garmin Cayman and Garmin Switzerland generally should not, as a result of the Redomestication, recognize gain or loss for U.S. federal income tax purposes.

U.S. Holders

Consequences of the Redomestication.    The Redomestication, together with the subsequent election by Garmin Cayman to be treated as an entity disregarded from its owner for U.S. federal tax purposes, should generally constitute a reorganization within the meaning of Section 368(a)(1)(F) of the U.S. Code. The material U.S. federal income tax consequences of the Redomestication to U.S. holders are as follows:

•	U.S. holders generally should recognize no gain or loss in the Redomestication;

•
A U.S. holder's tax basis in the Garmin Switzerland shares received in the Redomestication generally should equal the U.S. holder's tax basis in its shares of Garmin Cayman common stock exchanged in the Redomestication; and

•
The holding period of the Garmin Switzerland shares received by a U.S. holder in the Redomestication will include the period during which the U.S. holder held its shares of Garmin Cayman common shares exchanged in the Redomestication.

Shareholders who hold their Garmin Cayman shares with differing bases or holding periods are urged to consult their tax advisors with regard to identifying the bases and holding periods of the particular Garmin Switzerland shares received in the Redomestication.

Taxation of Dividends on the Garmin Switzerland Shares.  Any cash dividends paid in the future on Garmin Switzerland shares generally should be subject to U.S. federal income tax in the manner described below.

The gross amount of a  distribution paid with respect to Garmin Switzerland shares, including the full amount of any Swiss withholding tax on such amount (please refer to the discussion under "—Consequences to Shareholders of Garmin Switzerland Subsequent to the Redomestication—Swiss Withholding Tax—Distributions to Shareholders" below), generally should be a dividend for U.S. federal income tax purposes to the extent of Garmin Switzerland's current or accumulated earnings and profits (as determined for U.S. tax purposes).

With respect to non-corporate U.S. holders, certain dividends received in taxable years beginning before January 1, 2011 from a "qualified foreign corporation" generally should be subject to U.S. federal income tax at a maximum rate of 15%. In general, Garmin Switzerland generally should be treated as a qualified foreign corporation if the Garmin Switzerland shares are listed on the NASDAQ Global Select Market or certain other exchanges or Garmin Switzerland qualifies for benefits under the income tax treaty between the United States and Switzerland. This reduced rate is subject to a U.S. holder's satisfaction of certain significant holding period and other applicable requirements, including that Garmin Switzerland cannot be a passive foreign investment company (as described below), and will not be available in all situations. Accordingly, U.S. holders should consult their own tax advisors regarding the application of the relevant rules to their particular circumstances. Dividends received by a corporate U.S. holder generally should not be eligible for the dividends received deduction, which is generally allowed to U.S. corporate shareholders on dividends received from a U.S. corporation.

To the extent that a distribution exceeds Garmin Switzerland's current or accumulated earnings and profits (as determined for U.S. tax purposes), it will be treated as a nontaxable return of capital to the extent of the U.S. holder's basis in its Garmin Switzerland shares, and thereafter generally should be treated as a capital gain. We do not maintain calculations of earnings and profits for U.S. tax purposes. Special rules not here described may apply to shareholders who do not have a uniform basis and holding period in all of their Garmin Switzerland shares. These shareholders should consult their own tax advisors regarding the application of these special rules.

Subject to complex limitations, Swiss withholding tax generally should be treated for U.S. tax purposes as a foreign tax that may be claimed as a foreign tax credit against the U.S. federal income tax liability of a U.S. holder. Subject to the succeeding sentence, any dividends paid to you with respect to Garmin Switzerland shares should generally be treated as foreign source income, which may be relevant in calculating your foreign tax credit limitation. However, it is also possible for a portion of the dividends paid to you by Garmin Switzerland to be treated as U.S. source income instead of foreign source income. A portion of the dividends would be treated as U.S. source income if: (1) 50 percent or more of the total vote or value of Garmin Switzerland were owned directly or constructively by U.S. holders; and (2) Garmin Switzerland had earnings and profits for the taxable year, and 10 percent or more of such earnings and profits were attributable to sources within the United States. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by Garmin Switzerland generally should constitute "passive category income" or, in the case of certain U.S. holders, "general category income." In the case of a non-corporate U.S. holder, special rules apply in determining the foreign tax credit limitation with respect to dividend income that is subject to the maximum 15% tax rate. The rules relating to the determination of the foreign tax credit are complex, and you should consult your own tax advisors to determine whether and to what extent a credit would be available. In lieu of claiming a credit, U.S. holders may claim a deduction of foreign taxes paid in the taxable year. Unlike a tax credit, a deduction generally does not reduce U.S. tax on a dollar-for-dollar basis.

Dispositions of Garmin Switzerland Shares.    A U.S. holder of Garmin Switzerland shares generally should recognize capital gain or loss for U.S. federal income tax purposes on the sale, exchange or other disposition of Garmin Switzerland shares in an amount equal to the difference between the amount realized (i.e., the amount of cash plus the fair market value of any property received) on such sale, exchange or other disposition and the holder's adjusted tax basis in Garmin Switzerland shares. Such capital gain or loss will be long-term capital gain or loss if the holder's holding period for Garmin Switzerland shares exceeds one year at the time of the sale, exchange or other disposition. Under current law, long-term capital gain of non-corporate U.S. shareholders is subject to tax at a maximum rate of 15%. However, this reduced rate is scheduled to expire effective for taxable years beginning after December 31, 2010. The deductibility of capital losses is subject to limitations.

Passive Foreign Investment Company Considerations.    The treatment of U.S. holders could be materially different from that described above if, at any time during the U.S. holder's holding period, Garmin Cayman or Garmin Switzerland were a passive foreign investment company. For U.S. tax purposes, a foreign corporation, such as Garmin Cayman or Garmin Switzerland, is classified as a passive foreign investment company, which we refer to as a "PFIC," for any taxable year in which either (1) 75% or more of its gross income is passive income (as defined for U.S. tax purposes) or (2) the average percentage of its assets which produce passive income or which are held for the production of passive income is at least 50%. For purposes of applying the tests in the preceding sentence, the foreign corporation is deemed to own its proportionate share of the assets, and to receive directly its proportionate share of the income, of any other corporation of which the foreign corporation owns, directly or indirectly, at least 25% by value of the stock.

We believe that Garmin Cayman has not been a PFIC in any prior taxable year and should not be a PFIC for the taxable year that includes the Redomestication. In addition, we do not expect Garmin Switzerland to be or become a PFIC following the Redomestication. This conclusion, however, is a factual determination that is made annually and thus is uncertain and may be subject to change. If Garmin Switzerland were treated as a PFIC, certain “excess distributions”  received by you on the shares and any gain realized on your sale or other disposition of Garmin Switzerland shares should be subject to specific adverse treatment.  Such excess distributions or gains should be treated as if you had realized such gain or excess distributions (if any) received on the shares, ratably over your holding period for the shares, as calculated for purposes of the PFIC rules, and should be taxed at the highest tax rate in effect for each such year to which the gain was allocated, and subject to an interest charge in respect of the tax attributable to each such year. In addition, in any tax year in which Garmin Switzerland is a PFIC, dividends, if any, paid by Garmin Switzerland generally should not be eligible to be taxed at the reduced rates for non-corporate shareholders described above under "—Taxation of Dividends on the Garmin Switzerland Shares."

If Garmin Switzerland should determine in the future that it is a PFIC, it will endeavor to so notify U.S. holders of Garmin Switzerland shares, although there can be no assurance that it will be able to do so in a timely and complete manner. U.S. holders of Garmin Switzerland shares should consult their own tax advisors about the PFIC rules, including the availability of certain elections, which may mitigate certain adverse tax consequences of owning shares of a PFIC.

Information Reporting and Backup Withholding.    Dividends on Garmin Switzerland shares paid within the United States or through certain U.S.-related financial intermediaries are subject to information reporting and may be subject to backup withholding (currently at a 28% rate) unless the holder (1) is a corporation or other exempt recipient or (2) provides a taxpayer identification number and satisfies certain certification requirements. Information reporting requirements and backup withholding may also apply to the cash proceeds of a sale of the Garmin Switzerland shares.

In addition to being subject to backup withholding, if a U.S. holder of Garmin Switzerland shares does not provide us (or our paying agent) with the holder's correct taxpayer identification number or other required information, the holder may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the holder's U.S. federal income tax liability, provided that the holder timely furnishes certain required information to the IRS.

Non-U.S. Holders

Consequences of the Redomestication and Subsequent Disposition of the Garmin Switzerland Shares.    In general, a non-U.S. holder of Garmin Cayman shares generally should not be subject to U.S. federal income or withholding tax on any gain with respect to the Redomestication and generally should not be subject to U.S. federal income or withholding tax on any gain recognized on a subsequent disposition of the Garmin Switzerland shares received in the Redomestication, unless: (1) such gain is effectively connected with the conduct by the holder of a trade or business within the United States and, if a tax treaty applies, is attributable to a permanent establishment or fixed place of business maintained by such holder in the United States, (2) in the case of a holder who is an individual, such holder is present in the United States for 183 days or more during the taxable year in which the gain is recognized and certain other conditions are met, or (3) such holder is subject to backup withholding tax (as described below).

Taxation of Dividends on the Garmin Switzerland Shares.    A non-U.S. holder generally should not be subject to U.S. federal income tax on dividends received on its Garmin Switzerland shares, unless the dividends are effectively connected with the holder's conduct of a trade or business in the United States and, if a tax treaty applies, the dividends are attributable to a permanent establishment or fixed place of business maintained by the holder in the United States, or such holder is subject to backup withholding tax (as described below).

Except to the extent otherwise provided under an applicable tax treaty, a non-U.S. holder generally should be taxed in the same manner as a U.S. holder on dividends paid and gains recognized that are effectively connected with the holder's conduct of a trade or business in the United States. Effectively connected dividends received and gains recognized by a corporate non-U.S. holder may also, under certain circumstances, be subject to an additional "branch profits tax" at a 30% rate (or, if applicable, a lower treaty rate), subject to certain adjustments

Information Reporting and Backup Withholding.    In order not to be subject to backup withholding tax on (i) the receipt of cash in lieu of fractional shares in the Redomestication, or (ii) distributions and disposition proceeds with respect to Garmin Switzerland shares, a non-U.S. holder may be required to provide a taxpayer identification number, certify the holder's foreign status, or otherwise establish an exemption. Non-U.S. holders of Garmin Switzerland shares should consult their tax advisers regarding the application of information reporting and backup withholding in their particular situations, the availability of exemptions, and the procedure for obtaining such an exemption, if available. Any amount withheld from a payment to a non-U.S. holder under the backup withholding rules will be allowable as a credit against the holder's U.S. federal income tax liability and may be refunded to the extent the amount withheld exceeds the holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

THE U.S. FEDERAL INCOME TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH GARMIN CAYMAN SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

Swiss Tax Considerations

Scope of Discussion

This discussion does not generally address any aspects of Swiss taxation other than federal, cantonal and communal income taxation, federal withholding taxation, and federal issuance stamp tax and transfer stamp tax. This discussion is not a complete analysis or listing of all of the possible tax consequences of the Redomestication or of holding and disposing of Garmin Switzerland shares and does not address all tax considerations that may be relevant to you. Special rules that are not discussed in the general descriptions below may also apply to you.

This discussion is based on the laws of the Confederation of Switzerland, including the Federal Income Tax Act of 1990, the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, The Federal Withholding Tax Act of 1965, the Federal Stamp Duty Act of 1973, as amended, which we refer to as the "Swiss tax law," existing and proposed regulations promulgated thereunder, published judicial decisions and administrative pronouncements, each as in effect on the date of this proxy statement or with a known future effective date. These laws may change, possibly with retroactive effect.

For purposes of this discussion, a "Swiss holder" is any beneficial owner of Garmin Cayman shares, or, after the completion of the Scheme of Arrangement, Garmin Switzerland shares, that for Swiss federal income tax purposes is:

•
an individual resident of Switzerland or otherwise subject to Swiss taxation under article 3, 4 or 5 of the Federal Income Tax Act of 1990, as amended, or article 3 or 4 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended;

•
a corporation or other entity taxable as a corporation organized under the laws of Switzerland under article 50 or 51 of the Federal Income Tax Act of 1990, as amended, or article 20 or 21 of the Federal Harmonization of Cantonal and Communal Income Tax Act of 1990, as amended; or

•	an estate or trust, the income of which is subject to Swiss income taxation regardless of its source.

A "non-Swiss holder" of Garmin Cayman shares, or, after the completion of the Scheme of Arrangement, Garmin Switzerland shares, is a holder that is not a Swiss holder. For purposes of this summary, "holder" or "shareholder" means either a Swiss holder or a non-Swiss holder or both, as the context may require.

Consequences of the Redomestication

Shareholder Tax Consequences

No Swiss tax is due for non-Swiss holders upon the receipt of Garmin Switzerland shares pursuant to the Redomestication.

If Swiss holders are beneficial owners of Garmin Cayman shares or Garmin Switzerland shares, the Redomestication may result in Swiss tax consequences to them and they are therefore urged to consult their tax advisers.

Swiss Corporate Tax Consequences

Under Swiss tax law as it applies to corporations, the Redomestication is considered to be a tax neutral restructuring for Garmin Cayman and Garmin Switzerland. Therefore, no Swiss income taxes will be due with respect to these companies as a result of the Redomestication. As a qualifying restructuring, the Redomestication is also exempt from the Swiss withholding tax, issuance stamp tax and transfer stamp tax.

Taxation of Garmin Switzerland Subsequent to the Redomestication

Income Tax

A Swiss resident company is subject to income tax at federal, cantonal and communal levels on its worldwide income. However, a holding company, such as Garmin Switzerland, is generally exempt from cantonal and communal income tax (with the exception of income generated in relation to Swiss real estate and/or income for which taxation is a condition to rely on a withholding tax relief provided under the applicable double tax treaty or the applicable bilateral agreement with the respective source country) and therefore is only subject to Swiss federal income tax at an effective tax rate of 7.83%. At the federal level, qualifying net dividend income and qualifying net capital gains on the sale of qualifying investments in subsidiaries is exempt from federal income tax. Consequently, Garmin Switzerland expects dividends from its subsidiaries and capital gains from sales of investments in its subsidiaries to be exempt from federal income tax.

Swiss Net Wealth Tax

As a Swiss resident company Garmin Switzerland is subject to Swiss net wealth tax at a privileged holding company tax rate of 0.00525%.

Issuance Stamp Tax

Swiss issuance stamp tax is a federal tax levied on the issuance of shares and increases in the equity of Swiss corporations. The applicable tax rate is 1% of the fair market value of the assets contributed to equity. Exemptions are available in qualifying restructuring transactions, such as the Scheme of Arrangement. As a result, any future issuance of shares by Garmin Switzerland may be subject to the issuance stamp tax unless the shares are issued in the context of qualifying restructuring transactions.

The issuance stamp tax is also levied on the issuance of certain debt instruments. In such case, the rate would amount to 0.06% to 0.12% of the nominal value of the debt issued per year of duration of the instrument (the rate depending on the type of debt instrument). No Swiss issuance stamp tax (at the rate described above) should be due on debt instruments issued by non-Swiss subsidiaries of Garmin Switzerland, if Garmin Switzerland does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland.

Swiss Transfer Stamp Tax

The transfer of taxable Swiss and foreign securities (e.g., shares) in which a Swiss bank or other Swiss securities dealers (as defined in the Swiss Federal Stamp Tax Act) participate as contracting parties or as intermediaries is typically subject to Swiss transfer tax at the rate of 0.15% (for securities issued by a resident of Switzerland) and 0.3% (for securities issued by a resident of a foreign country). However, the transfer of taxable securities within qualifying restructuring transactions is exempt from transfer stamp tax.  After the Transaction Time, Garmin Switzerland will qualify as a securities dealer and will be subject to stamp tax after a period of six months after the end of the first financial year after the Redomestication.

Swiss Withholding Tax on Certain Interest Payments

A federal withholding tax is levied on the interest payments of certain debt instruments. In such case, the rate would amount to 35% of the gross interest payment to the debtholders. No Swiss withholding tax would be due on interest payments on debt instruments issued by non-Swiss subsidiaries of Garmin Switzerland, provided that Garmin Switzerland does not guarantee the debt instruments, or if such a guarantee is provided, the proceeds from the issuance by the non-Swiss subsidiary are not used for financing activities in Switzerland. Any such withholding tax may be fully or partially refundable to qualified debtholders either based on Swiss domestic tax law or based on existing double taxation treaties.

Consequences to Shareholders of Garmin Switzerland Subsequent to the Redomestication

The tax consequences discussed below are not a complete analysis or listing of all the possible tax consequences that may be relevant to you. You should consult your own tax advisor in respect of the tax consequences related to receipt, ownership, purchase or sale or other disposition of Garmin Switzerland shares and the procedures for claiming a refund of withholding tax.

Swiss Income Tax on Dividends and Similar Distributions

A Swiss holder is required to include dividends and similar distributions in his income tax return and is liable for Swiss income taxes on any net taxable income according to general rules.. Various deductions and exemptions may apply. Therefore Swiss holders are urged to contact their tax advisors.

A non-Swiss holder will not be subject to Swiss income taxes on dividend income and similar distributions in respect of Garmin Switzerland shares, unless the shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. However, dividends and similar distributions are subject to Swiss withholding tax. See "—Swiss Withholding Tax—Distributions to Shareholders."

Swiss Income Tax on Capital Gains upon Disposal of Garmin Switzerland Shares

A Swiss holder might be subject to Swiss taxation on capital gains on the disposal of shares according to general rules. Various deductions and exemptions may apply. Swiss holders are therefore urged to contact their tax advisors.

A non-Swiss holder will not be subject to Swiss income taxes for capital gains unless the holder's shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder. In such case, the non-Swiss holder is required to recognize capital gains or losses on the sale of such shares, which will be subject to cantonal, communal and federal income tax as required under the relevant tax laws.

Swiss Net Wealth Tax

Swiss holders need to include shares in their net asset basis that is subject to Swiss net wealth tax according to general rules.

A non-Swiss holder will not be subject to Swiss net wealth taxes unless the holder's Garmin Switzerland shares are attributable to a permanent establishment or a fixed place of business maintained in Switzerland by such non-Swiss holder.

Swiss Withholding Tax—Distributions to Shareholders

A Swiss withholding tax of 35% is due on dividends and similar distributions to Garmin Switzerland shareholders from Garmin Switzerland, regardless of the place of residency of the shareholder (subject to the exceptions discussed under "—Exemption from Swiss Withholding Tax—Distributions to Shareholders" below). Garmin Switzerland will be required to withhold at such rate and remit on a net basis any payments made to a holder of Garmin Switzerland shares and pay such withheld amounts to the Swiss federal tax authorities. Please see "—Refund of Swiss Withholding Tax on Dividends and Other Distributions."

Exemption from Swiss Withholding Tax—Distributions to Shareholders

Under present Swiss tax law, distributions to shareholders in relation to a reduction of par value are exempt from Swiss withholding tax. Beginning on January 1, 2011, distributions to shareholders out of qualifying capital contribution reserves are as a matter of principle exempt from the Swiss withholding tax. The particulars of this general principle are, however, subject to regulations still to be promulgated by the competent Swiss authorities. Garmin Switzerland expects that its qualifying capital contribution reserves will be sufficient to allow a substantial amount of any potential future distributions to be exempt from Swiss withholding tax.

Swiss Withholding Tax - Repurchases of Shares

The repurchase of shares for purposes other than capital reduction, such as to retain as treasury shares for use in connection with stock incentive plans, convertible debt or other instruments within certain periods, will generally not be subject to Swiss withholding tax provided the threshold of 10% (or, in certain cases, 20%) of the registered share capital as required by the Swiss Code is satisfied (see "Description of Garmin Switzerland Shares—Repurchases of Shares" below) and the shares are resold within certain periods prescribed by Swiss law (either six years or, in certain cases, up to twelve years). In addition, see "Comparison of Rights of Shareholders" for a discussion on the limitations on the amount of repurchased shares that can be held as treasury shares.

Under present Swiss tax law, repurchases of shares for the purposes of capital reduction are treated as a partial liquidation subject to the 35% Swiss withholding tax. However, the portion of the repurchase price that is attributed to the par value of the shares repurchased will not be subject to the Swiss withholding tax. Beginning on January 1, 2011, subject to the adoption of implementing regulations, the portion of the repurchase price that is attributed to the capital contribution reserves of the shares repurchased will also not be subject to the Swiss withholding tax. Therefore, Garmin Switzerland would be required to withhold at such rate the tax from the difference between the repurchase price and the related amount of par value and, beginning on January 1, 2011, the related amount of qualifying capital contribution reserves. Garmin Switzerland would be required to remit on a net basis the purchase price with the Swiss withholding tax deducted to a holder of Garmin Switzerland shares and pay the withholding tax to the Swiss federal tax authorities. However, Garmin Switzerland expects that its qualifying capital contribution reserves will be sufficient to allow a substantial amount of any potential future repurchases of shares to be exempt from Swiss withholding tax.

With respect to the refund of Swiss withholding tax from the repurchase of shares, see "—Refund of Swiss Withholding Tax on Dividends and Other Distributions" below.

Swiss companies listed on the SIX Swiss Exchange (“SIX”) generally carry out share repurchase programs through a "second trading line" on the SIX. Swiss financial institutions (e.g. Swiss banks) typically purchase shares from shareholders on the open market and then sell the shares on the second trading line back to the company. The Swiss financial institutions are generally able to receive a full refund of the Swiss withholding tax.

We do not expect to be able to use the SIX second trading line process to repurchase our shares because we do not intend to list our shares on the SIX. We do, however, intend to follow an alternative process whereby we expect to be able to repurchase our shares in a manner that should allow Swiss institutional market participants selling the shares to us to receive a refund of the Swiss withholding tax.

Refund of Swiss Withholding Tax on Dividends and Other Distributions

Swiss Holders.    A Swiss tax resident, corporate or individual, can recover the withholding tax in full if such resident is the beneficial owner of the Garmin Switzerland shares at the time the dividend or other distribution becomes due and provided that such resident reports the gross distribution received on such resident's income tax return, or in the case of an entity, includes the taxable income in such resident's income statement.

Non-Swiss Holders.    If the shareholder that receives a distribution from Garmin Switzerland is not a Swiss tax resident, does not hold the Garmin Switzerland shares in connection with a permanent establishment or a fixed place of business maintained in Switzerland, and resides in a country that has concluded a treaty for the avoidance of double taxation with Switzerland for which the conditions for the application and protection of and by the treaty are met, then the shareholder may be entitled to a full or partial refund of the withholding tax described above. The procedures for claiming treaty refunds (and the time frame required for obtaining a refund) may differ from country to country.

Switzerland has entered into bilateral treaties for the avoidance of double taxation (including a Savings Agreement with the European Union) with respect to income taxes with numerous countries, including the United States, whereby under certain circumstances all or part of the withholding tax may be refunded.

U.S. Residents.    The Swiss-U.S. tax treaty provides that U.S. residents eligible for benefits under the treaty can seek a refund of the Swiss withholding tax on dividends for the portion exceeding 15% (leading to a refund of 20%), for the portion exceeding 5% (leading to a refund of 30% for qualifying corporate shareholders holding at least 10% of the voting stock of the dividend paying corporation) or a full refund in the case of qualified pension funds. Please refer to the discussion under "—U.S. Federal Income Tax Considerations—U.S. Holders—Taxation of Dividends on the Garmin Switzerland Shares" for applicability of U.S. foreign tax credits for any net withholding taxes paid.

As a general rule, the refund will be granted under the treaty if the U.S. resident can show evidence of:

•	beneficial ownership,

•	U.S. residency, and

•	meeting the U.S.-Swiss tax treaty's limitation on benefits requirements.

The claim for refund must be filed with the Swiss federal tax authorities (Eigerstrasse 65, 3003 Berne, Switzerland), not later than December 31 of the third year following the year in which the dividend payments became due. The relevant Swiss tax form is Form 82C for companies, 82E for other entities and 82I for individuals. These forms can be obtained from any Swiss Consulate General in the United States or from the Swiss federal tax authorities at the address mentioned above. Each form needs to be filled out in triplicate, with each copy duly completed and signed before a notary public in the United States. You must also include evidence that the withholding tax was withheld at the source.

Swiss Transfer Stamp Tax.    The purchase or sale of Garmin Switzerland shares may be subject to Swiss federal transfer stamp taxes on the transfer of taxable securities irrespective of the place of residency of the purchaser or seller if the transaction takes place through or with a Swiss bank or other Swiss securities dealer, as those terms are defined in the Swiss Federal Stamp Tax Act and no exemption applies in the specific case. If a purchase or sale is not entered into through or with a Swiss bank or other Swiss securities dealer, then no stamp tax will be due. The applicable stamp tax rate is 0.15% (for securities issued by a resident in Switzerland) or 0.3% (for securities issued by a resident in a foreign country) on the purchase price or sales proceeds. If the transaction does not involve cash consideration, the transfer stamp duty is computed on the basis of the market value of the consideration. After the Transaction Time, Garmin Switzerland will qualify as a securities dealer and will be subject to stamp tax after a period of six months after the end of the first financial year after the Redomestication.

THE SWISS TAX CONSIDERATIONS SUMMARIZED ABOVE ARE FOR GENERAL INFORMATION ONLY. EACH GARMIN CAYMAN SHAREHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR AS TO THE PARTICULAR CONSEQUENCES THAT MAY APPLY TO SUCH SHAREHOLDER.

Cayman Islands Tax Considerations

The Redomestication will not result in any income tax consequences under Cayman Islands law to Garmin Cayman or Garmin Switzerland or their respective shareholders.

DESCRIPTION OF GARMIN SWITZERLAND SHARES

The following description of Garmin Switzerland’s share capital is a summary. This summary is not complete and is subject to the complete text of Garmin Switzerland’s proposed articles of association and organizational regulations attached as Annex B and Annex C, respectively, to this proxy statement. Except where otherwise indicated, the description below reflects Garmin Switzerland’s articles of association and organizational regulations as those documents will be in effect upon completion of the Redomestication. We encourage you to read those documents carefully.

Capital Structure

Following the Redomestication, Garmin Switzerland will only have one class of shares outstanding, registered shares with a par value per share equal to the lesser of (A) 10.00 Swiss Francs and (B) 30 percent of the fair market value of a Garmin-Cayman common share calculated on the basis of the closing price of such a share on the NASDAQ Global Select Market on the last trading day before the Transaction Time, plus a share premium, converted into Swiss Francs at the then existing exchange rate between Swiss francs and U.S. dollars and rounded down to the nearest whole number.

Issued Share Capital.  Immediately prior to the Redomestication, the registered share capital of Garmin Switzerland will amount to 100,000 Swiss Francs, comprised of the 10,000,000 Formation Shares with a par value of 0.01 Swiss Francs per share. In the Redomestication, Garmin Switzerland will increase the par value of the Formation Shares and will issue one registered share for each Garmin Cayman common share. To achieve the foregoing, Garmin Cayman, acting on behalf of its shareholders, will enter into a Contribution-In-Kind Agreement with Garmin Switzerland under which it will contribute all of its outstanding common shares to Garmin Switzerland in consideration of the increase of the par value of the Formation Shares and the issuance of new shares in Garmin Switzerland to the common shareholders of Garmin Cayman and Garmin Switzerland will amend its articles of association to reflect this increase of its share capital. In addition, Garmin Switzerland will assume Garmin Cayman's existing obligation to deliver shares under its equity incentive plans and agreements.  Garmin Cayman may subsequently transfer the Formation Shares to one or more other subsidiaries of Garmin Switzerland, for future use to satisfy our obligation to deliver shares in connection with awards granted under our employee benefit plans and other general corporate purposes. Upon completion of the Redomestication, the registered share capital of Garmin Switzerland is expected to be approximately 2,106,700,000   Swiss Francs (assuming a par value of 10.00 Swiss Francs per share), comprised of approximately 210,670,000 registered shares, including the Formation Shares (10 million shares) held by Garmin Cayman or other subsidiaries of Garmin Switzerland.

Authorized Share Capital.  Upon completion of the Redomestication, Garmin Switzerland’s articles of association as amended by its shareholders meeting will authorize the board of directors to issue new registered shares at any time during a two-year period and thereby increase the share capital, without obtaining additional shareholder approval, by a maximum amount of 50% of the share capital registered in the commercial register. After the expiration of the initial two-year period, authorized share capital will be available to the board of directors for issuance of additional registered shares only if such authorization has again been approved by shareholders at a shareholders’ meeting. Each such authorization may last for up to two years.

The board of directors determines the time of the issuance, the issuance price, the manner in which the new registered shares have to be paid in, the date from which the new registered shares carry the right to dividends and, subject to the provisions of Garmin Switzerland’s articles of association, the conditions for the exercise of the preemptive rights with respect to the issuance and the allotment of preemptive rights that are not exercised. The board of directors may allow preemptive rights that are not exercised to expire, or it may place such rights or registered shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of Garmin Switzerland.

In an authorized capital increase, Garmin Switzerland shareholders would have preemptive rights to obtain newly issued registered shares in an amount proportional to the par value of the registered shares they already hold. However, the board of directors may withdraw or limit these preemptive rights in certain circumstances. For further details on these circumstances, see “— Preemptive Rights.”

Conditional Share Capital.  Upon completion of the Redomestication, Garmin Switzerland’s articles of association as amended by its shareholder meeting will provide for a conditional capital that, following the effectiveness of the Redomestication, will allow the issuance of additional registered shares up to a maximum amount of 50% of the share capital, registered in the commercial register without obtaining additional shareholder approval at a shareholder meeting. These registered shares may be issued through the exercise of stock options (which includes stock-settled stock appreciation rights) granted to employees and / or members of the board of directors of Garmin Switzerland or its subsidiaries.

The preemptive rights of shareholders are excluded with respect to registered shares issued out of conditional share capital.

Other Classes or Series of Shares.  Under the Swiss Code, the board of directors of Garmin Switzerland may not create shares with increased voting powers without a resolution of the general meeting of shareholders passed by at least two thirds of the votes represented at such meeting and the “absolute majority” of the par value of the shares represented.  With respect to the par value of shares represented at a general meeting, the term “absolute majority” means the approval of at least (a) fifty percent (50%) of the aggregate par value of the shares represented at such general meeting, including abstentions, unmarked, invalid or non-exercisable votes (which includes broker non-votes) plus (b) the par value of one share.

The shareholders acting at a shareholders’ meeting may create preferred shares with a resolution passed by the majority of the votes cast (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes).Any preferential rights of individual classes of shares must be set forth in the articles of association.

Preemptive Rights

Under the Swiss Code, holders of Garmin Switzerland registered shares generally will have preemptive rights and preferential rights to subscribe for newly issued securities of Garmin Switzerland. The shareholders may, by a resolution passed by at least two thirds of the votes represented at a general meeting and the “absolute majority” of the par value of the shares represented, withdraw or limit the preemptive rights for important reasons (such as a merger or acquisition).

If a general meeting of shareholders has approved, by amendment of the articles of association, the creation of authorized capital, it may at the same time  delegate to the board of directors the decision whether to withdraw or limit the preemptive rights for important reasons, provided that the basic principles are set forth in its delegation. Garmin Switzerland’s articles of association provide for this delegation with respect to Garmin Switzerland’s authorized share capital in the circumstances described below. See “— Authorized Share Capital” and “— Conditional Share Capital.”

Authorized Share Capital.  The board of directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including if:

•	the issue price of the registered shares is determined by reference to the market price;

•
the registered shares are issued in connection with the acquisition of an enterprise or any part of an enterprise or participations, the financing or refinancing of any such transactions or the financing of new investment plans of Garmin Switzerland; or

•
the registered shares are issued in connection with the intended broadening of the shareholder constituency of Garmin Switzerland in certain financial or investor markets, for the purposes of the participation of strategic partners, or in connection with the listing of the shares of Garmin Switzerland on domestic or foreign stock exchanges.

Courts in Switzerland have not addressed whether certain of the reasons above qualify as important reasons under Swiss law, in particular, any issuances contemplated by the first bullet above and for purposes of the participation of strategic partners.

In order to be an important reason justifying the withdrawal of the preemptive right such withdrawal must in any case

•	be in the interest of Garmin Switzerland and necessary for the pursuit of its lawful goals; and

•	observe the principles of the equal treatment of shareholders and of the considerate exercise of rights.

Conditional Share Capital. The share capital of Garmin Switzerland may be increased through the exercise of option rights (including stock-settled stock appreciation rights) which are granted to employees and / or members of the board of directors of Garmin Switzerland or its subsidiaries. Shareholders will not have preferential subscription rights in connection with the granting of such options nor will they have preemptive rights with respect to any registered shares issued from Garmin Switzerland’s conditional share capital upon the exercise of such employee stock options.

For more information on authorized and conditional capital, see “— Capital Structure” above.

Dividends

Under Swiss law, dividends may be paid out only if the company has sufficient distributable profits from the previous fiscal year, or if the company has freely distributable reserves, each as will be presented on the audited annual stand-alone statutory balance sheet. Dividend payments out of the share capital (in other words, the aggregate par value of Garmin Switzerland’s share capital) are not allowed. The affirmative vote at a shareholders’ meeting of a majority of the votes cast (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes) must approve distributions of dividends. The board of directors may propose to the shareholders’ meeting that a dividend be paid but cannot itself authorize the dividend.

Under the Swiss Code, if Garmin Switzerland’s general reserves amount to less than 20% of the aggregate par value of Garmin Switzerland’s registered capital, then at least 5% of Garmin Switzerland’s annual profit must be retained as general reserves. The Swiss Code and Garmin Switzerland’s articles of association permit the general meeting of the shareholders of Garmin Switzerland to decide upon the accrual of additional general reserves. In addition, Garmin Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of registered shares it or any of its subsidiaries repurchases, which amount may not be used for dividends or subsequent repurchases.

Swiss companies generally must maintain a separate stand-alone “statutory” balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Garmin Switzerland’s auditor must confirm that a dividend proposal made to the general meeting of the shareholders conforms with the requirements of the Swiss Code and Garmin Switzerland’s articles of association. Dividends are due and payable upon the shareholders’ meeting having passed a resolution approving the payment subject to the right of the shareholders’ meeting to adopt a resolution providing for payment on a later date or dates. For information about deduction of withholding tax from dividend payments, see “Material Tax Considerations — Swiss Tax Considerations.”

Garmin Switzerland will be required under Swiss law to declare the amount available for any dividends and other capital distributions in Swiss Francs. Garmin Switzerland intends to exchange such Swiss Franc amounts into U.S. Dollars and make any dividend payments to holders of Garmin Switzerland shares in U.S. Dollars. Garmin Switzerland’s transfer agent, Computershare Trust Company, N.A. will be responsible for paying the U.S. Dollars to registered holders of shares, less any amounts subject to withholding for taxes.

Repurchases of Shares

The Swiss Code limits a company’s ability to hold or repurchase its own  shares. Garmin Switzerland and its subsidiaries may only repurchase shares if and to the extent that sufficient freely distributable reserves are available, as described above under “— Dividends.” Also, the aggregate par value of all Garmin Switzerland registered shares held by Garmin Switzerland and its subsidiaries may not exceed 10% of the registered share capital. However, Garmin Switzerland may repurchase its own registered shares beyond the statutory limit of 10% if the shareholders at a shareholders’ meeting have passed a resolution authorizing the board of directors to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any registered shares repurchased under such an authorization must then be cancelled in the course of a capital reduction procedure to be resolved by the next general meeting. The corresponding resolution must be passed with a majority of the votes cast, excluding unmarked, invalid  and non-exercisable votes (which includes broker non-votes). Repurchased shares held by Garmin Switzerland or its subsidiaries do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. For information about Swiss withholding tax and share repurchases, see “Material Tax Considerations — Swiss Tax Considerations.”

Reduction of Share Capital

Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Garmin Switzerland’s share capital registered in the commercial register. The resolution of the shareholders' meeting regarding such a capital reduction must be passed with a majority of the votes cast, excluding unmarked, invalid non-exercisable votes (which includes broker non-votes).   A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital registered in the commercial register. Upon approval by the general meeting of shareholders of the capital reduction, the board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims.

General Meetings of Shareholders

The general meeting of shareholders is Garmin Switzerland’s supreme corporate body. Common and extraordinary shareholders’ meetings may be held. The following powers will be vested exclusively in the shareholders’ meeting:

•	adoption and amendment of Garmin Switzerland’s articles of association with minor formal exceptions;

•	determination of the number of members of the Board of Directors as well as their appointment and removal;

•	appointment and removal of the auditors;

•	approval of the annual report of the board of directors and the approval of the annual financial accounts and (if applicable) the group accounts;

•	the allocation of profits shown in the balance sheet, in particular, the determination of dividends and the profit share of the board of directors;

•	discharge of the members of the board of directors and the persons entrusted with management;

•	any other resolution on matters which are reserved to the general meeting of the shareholders either by law or the articles of association; and

•
the approval of Business Combinations (as defined in the articles of association) if and to the extent such approval (i) is not covered already by the powers entrusted on the general meeting by law and the articles of association and (ii) is not an inalienable power of another corporate body of Garmin Switzerland.

Under the Swiss Code and Garmin Switzerland’s articles of association, Garmin Switzerland must hold an annual general meeting of shareholders within six months after the end of each fiscal year for the purpose, among other things, of approving the annual financial statements and the annual business report, the appointment of auditors and the annual election of members of the board of directors for the class whose term is expiring. The official means of publication of Garmin Switzerland is the Swiss Official Gazette of Commerce. The invitation notice regarding the annual general meetings and the extraordinary general meetings must be published at least 20 days prior to the date of such general meeting in the Swiss Official Gazette of Commerce. The other mandatory notification to registered shareholders in connection with the annual general meeting of the shareholders (information regarding the right to inspect or request delivery of the annual business report and the annual report of the auditor) must be sent to the registered shareholders by regular mail or electronic mail to the last address registered in the share register at least 20 days prior to the annual general meeting of the shareholders.  The invitation notice of a general meeting must state the items on the agenda, the proposals and, in case of elections, the names of the nominated candidates. No resolutions may be passed at a shareholders’ meeting concerning agenda items for which proper notice was not given. This does not apply, however, to proposals made during a shareholders’ meeting to convene an extraordinary shareholders’ meeting or to initiate a special investigation or the appointment of auditors at the request of a shareholder pursuant to the Swiss Code. No previous notification will be required for proposals concerning items included on the agenda or for debates as to which no vote is taken.

Annual general meetings of shareholders will be convened by the board of directors or, under certain circumstances, by the auditor. Liquidators and representatives of bond creditors are also entitled to call a general meeting of shareholders. A general meeting of shareholders can be held anywhere, except in cases where shareholders would be unduly hindered to participate in the meeting.

Garmin Switzerland expects to set the record date for each general meeting of shareholders on a date that is less than 20 calendar days prior to the date of each general meeting and to announce the date of the general meeting of shareholders prior to the record date. See “Comparison of Rights of Shareholders — Record Dates for Shareholder Meetings.”

An extraordinary general meeting of Garmin Switzerland may be called upon the resolution of the board of directors or, under certain circumstances, by the auditor. Liquidators and representatives of bond creditors are also entitled to call a general meeting of shareholders.  In addition, the board of directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by one or more shareholders holding an aggregate of at least 10% of the share capital (according to leading Swiss legal scholars, also shareholders who own shares with a par value of at least one million Swiss Francs may request a shareholders’ meeting)  specifying, among other things, the items for the agenda and their proposals, or if it appears from the stand-alone annual statutory balance sheet that half of the company’s share capital and statutory reserves are not covered by the company’s assets. In the latter case, the board of directors must immediately convene an extraordinary general meeting of shareholders and propose financial restructuring measures.

Shareholders representing a share capital of at least one million Swiss Francs or holding an aggregate of at least 10% of the share capital may request that an item be put on the agenda at a general meeting of shareholders.

Garmin Switzerland's articles of association provide that the adoption of any resolution or election requires the presence of at least a majority of the  total number of shares entitled to vote at a general meeting of the shareholders (whether or not represented at such meeting) at the time when the general meeting of the shareholders proceeds to business. The shareholders present at a general meeting of the shareholders may continue to transact business, despite the withdrawal of shareholders from such general meeting of the shareholders following announcement of the quorum at that meeting.

Under Swiss law, in the absence of a quorum of the required minimum number of shareholders, the applicable general meeting of shareholders terminates and a new general meeting of shareholders must be called in accordance with Garmin Switzerland’s articles of association. For any new general meeting, the applicable requirements for calling the meeting and setting a record date, as described above, would need to be satisfied.

Garmin Switzerland’s annual report and auditor’s report must be made available for inspection by the shareholders at Garmin Switzerland’s place of incorporation no later than 20 days prior to the general meeting. Each shareholder is entitled to request immediate delivery of a copy of these documents free of charge. Shareholders of record will be notified of this in writing.

Voting

Each Garmin Switzerland registered share carries one vote at a general meeting of shareholders. Voting rights may be exercised by shareholders registered in Garmin Switzerland’s share register or by a duly appointed proxy of a registered shareholder, which proxy need not be a shareholder. Garmin Switzerland’s articles of association do not limit the number of registered shares that may be voted by a single shareholder.

To be able to exercise voting rights, holders of the shares must apply to us for enrollment in our share register as shareholders with voting rights. Registered holders of shares may obtain the form of application from our transfer agent. The form of application includes a representation that the holder is holding shares for his own account. Certain exceptions exist for nominees. The board of directors will register Cede & Co., as nominee of The Depository Trust Company (“DTC”), with voting rights with respect to shares held in “street name” through DTC.

If the board of directors refuses to register a shareholder as a shareholder with voting rights, the board will notify the shareholder of such refusal within 20 days of the receipt of the application. Furthermore, the board may cancel, with retroactive application, the registration of a shareholder with voting rights if the initial registration was on the basis of false information in the shareholder’s application. Shareholders registered without voting rights may not participate in or vote at Garmin Switzerland’s shareholders’ meetings, but will be entitled to dividends, preemptive rights and liquidation proceeds. Only shareholders that are registered as shareholders with voting rights on the relevant record date are permitted to participate in and vote at a general shareholders’ meeting.

Treasury shares (including the Formation Shares so long as they are owned by Garmin Switzerland or one of its subsidiaries), whether owned by Garmin Switzerland or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

With respect to the election of the members of the board of directors, each holder of shares entitled to vote at the general meeting has the right to vote, in person or by proxy, the number of shares held by him or her for as many persons as have been nominated to be elected as members of the board of directors. Garmin Switzerland’s articles of association do not provide for cumulative voting for members of the board of directors. Members of the board of directors are elected by a majority of the votes cast in the general meeting, excluding unmarked,  invalid and non-exercisable votes (which includes broker non-votes). Where the votes are tied, the decision shall be by lot.

Pursuant to Garmin Switzerland’s articles of association, the shareholders generally pass resolutions and votes with a majority of the votes cast, excluding unmarked,  invalid and non-exercisable votes  (which includes broker non-votes), unless otherwise provided by law or Garmin Switzerland’s articles of association.

The Swiss Code and Garmin Switzerland’s articles of association require the affirmative vote of at least two thirds of the shares represented, and the absolute majority of the par value of the shares represented, at a general meeting to approve the following matters:

•	the amendment to or the modification of the objects of Garmin Switzerland;

•	the creation of shares with privileged voting rights;

•	the restriction on the transferability of registered shares;

•	an authorized or conditional increase of the share capital;

•	a capital increase out of equity, by way of contributions in kind or for the purpose of acquisition of assets and the granting of special benefits;

•	the restriction or withdrawal of subscription rights;

•	the relocation of the registered office of Garmin Switzerland;

•	the dissolution of Garmin Switzerland; and

•	a merger, demerger or transformation resolution pursuant to the Swiss Federal Act on Mergers, Demergers, Transformations and the Transfer of Assets (the “Swiss Merger Act”).

Swiss law may also impose this supermajority voting requirement in connection with the sale by Garmin Switzerland of “all or substantially all of its assets.” See “— Compulsory Acquisitions; Appraisal Rights.”

Subject to certain exceptions (such as where the decision would be covered by the inalienable powers of another corporate body), Garmin Switzerland’s articles of association require the affirmative vote of holders of at least 75% of the shares represented at a general meeting (a) for Garmin Switzerland to engage in any Business Combination (as such term is defined in Garmin Switzerland’s articles of association); and (b) for any change to this provision.

Garmin Switzerland’s articles of association require the affirmative vote of at least two thirds of the total number of shares entitled to vote at a general meeting of the shareholders, whether or not represented at such meeting, (a) for a resolution with respect to the removal of a serving member of the board of directors and (b) for any change to this provision.

Garmin Switzerland’s articles of association require the affirmative vote of at least 75% of the total number of shares entitled to vote at a general meeting of the shareholders, whether or not represented at such meeting, (a) for any increase or reduction in the number of members of the board of directors specified in the articles of association and (b) for any change to this provision.

Quorum for General Meetings

The presence of shareholders, in person or by proxy, holding at least a majority of the total number of shares entitled to vote at a general meeting of the shareholders whether or not represented at such meeting (“Total Voting Shares”), is a quorum for the adoption of any resolution or election. The shareholders present at a general meeting may continue to transact business, despite the withdrawal of shareholders from such general meeting following announcement of the presence quorum at that meeting.

Under the Swiss Code, the board of directors has no authority to waive quorum requirements stipulated in the articles of association.

Inspection of Books and Records

Although not explicitly stated in the Swiss Code, a shareholder has a right to inspect the share register with regard to his own shares. With respect to the right to inspect the share register with regard to the shares of other shareholders, the inspection right and the related procedure is disputed among legal scholars. The majority of legal scholars in Switzerland are of the opinion that Article 697 of the Swiss Code is applicable, which provides that the board of directors or alternatively the shareholders’ meeting is competent to decide. Should the inspection be denied the shareholder may challenge the decision in court. Also according to the majority of the legal scholars, a shareholder may only require inspection if he or she has an interest worthy of protection. An inspection of the whole share register is not possible.  The books and correspondence of a Swiss company may be inspected with the express authorization of the general meeting of shareholders or by resolution of the board of directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the board of directors concerning the affairs of Garmin Switzerland. Shareholders may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Garmin Switzerland.

Special Investigation

Generally, if the shareholders’ inspection and information rights as outlined above have been exercised and prove to be insufficient, any shareholder may propose to a general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. Such shareholder is not required to comply with the advance notice requirements described above in “— General Meetings of Shareholders” because this matter is not required to be included in the agenda. However, if a shareholder wishes to call an extraordinary general meeting and propose that specific facts be examined by a special commissioner in a special investigation, the shareholder must comply with the requirements to call an extraordinary general meeting and the advance notice requirements described above in “— General Meetings of Shareholders.” If one or more shareholders desires to call an extraordinary general meeting of shareholders to consider the proposal, the shareholders must hold an aggregate of at least 10% of the share capital recorded in the commercial register (according to leading Swiss legal scholars, also shareholders who own shares with a par value of at least one million Swiss francs. may request a shareholders meeting) See “— General Meetings of Shareholders.” If the general meeting of shareholders approves the proposal, Garmin Switzerland or any shareholder may, within 30 calendar days after the general meeting of shareholders, request the court at Garmin Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the proposal, one or more shareholders representing at least 10% of the share capital or holders of registered shares in an aggregate par value of at least two million Swiss Francs may, within three months, request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that corporate bodies or the founders of Garmin Switzerland infringed the law or Garmin Switzerland’s articles of association and thereby damaged Garmin Switzerland or its shareholders. The costs of the investigation would generally be allocated to Garmin Switzerland and only in exceptional cases to the petitioners.

Compulsory Acquisitions; Appraisal Rights

Business combinations and other transactions that are binding on all shareholders are governed by the Swiss Merger Act. A merger or demerger requires that at least two thirds of the votes represented at the general meeting of shareholders and the absolute majority of the par value of the shares represented vote in favor of the transaction. Under the Swiss Merger Act, a “demerger” may take two forms:

•
a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or

•	a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.

If a transaction under the Swiss Merger Act receives the necessary shareholder approvals as described above, all shareholders would be compelled to participate in the transaction. See “— Voting.”

Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to companies limited by shares, such as Garmin Switzerland, the Swiss Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding registered shares entitled to vote at a general meeting. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). Under the Swiss Merger Act, a shareholder has the right to request a court to review the adequacy of the compensation within two months upon the shareholders’ resolution in favor of the transaction.

In addition, under Swiss law, the sale by Garmin Switzerland of “all or substantially all of its assets” may require a resolution of the general meeting of shareholders passed by holders of at least two thirds of the voting rights and the absolute majority of the par value of the registered shares, each as represented at the general meeting. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

•	Garmin Switzerland sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

•	Garmin Switzerland’s assets, after the divestment, are not invested in accordance with Garmin Switzerland statutory business purpose; and

•
the proceeds of the divestment are not earmarked for reinvestment in accordance with Garmin Switzerland’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the Garmin Switzerland’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.

Anti-Takeover Provisions

Garmin Switzerland’s articles of association have provisions that could have an anti-takeover effect. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and its policies, and the ability of the board of directors to negotiate with any potential acquirer terms that are more favorable to shareholders. These provisions may have the effect of discouraging actual or threatened changes of control by limiting certain actions that may be taken by a potential acquirer prior to its having obtained sufficient control to adopt a special resolution amending Garmin Switzerland’s articles of association.

The articles of association provide that Garmin Switzerland’s board of directors will be divided into three classes serving staggered three-year terms.

Garmin Switzerland’s articles of association provide that, in general, the approval of not less than 75% of the shareholders of Garmin Switzerland represented at a general meeting of shareholders is required for any of the following (any of such transactions being referred to as a “Business Combination”) provided that the matter is not covered by the inalienable powers of another corporate body, such as the board of directors:

(i)
any merger or consolidation of  Garmin Switzerland or any subsidiary with (i) any Interested Shareholder or (ii) any other company or other entity (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an affiliate of an Interested Shareholder; or

(ii)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder, or any affiliate of any Interested Shareholder, of any assets of Garmin Switzerland or any subsidiary having an aggregate fair market value equaling or exceeding 25% of the fair market value of the combined assets immediately prior to such transfer of Garmin Switzerland and its subsidiaries; or

(iii)
the issuance or transfer by  Garmin Switzerland or any subsidiary (in one transaction or a series of transactions) to any Interested Shareholder or any affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof), of any securities of Garmin Switzerland or any subsidiary having an aggregate fair market value equaling or exceeding 25% of the fair market value of the combined assets immediately prior to such transfer of Garmin Switzerland and its subsidiaries except pursuant to an employee benefit plan of the Garmin Switzerland or any subsidiary thereof; or

(iv)
the adoption of any plan or proposal for the liquidation or dissolution of the Garmin Switzerland proposed by or on behalf of any Interested Shareholder or any affiliate of any Interested Shareholder; or

(v)
any reclassification of securities of Garmin Switzerland (including any reverse share split), recapitalization of Garmin Switzerland, merger or consolidation of Garmin Switzerland with any of its subsidiaries or other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Garmin Switzerland or any subsidiary which is directly or indirectly owned by any Interested Shareholder or any affiliate of any Interested Shareholder (a “Disproportionate Transaction”); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Shareholder or affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally.

The above 75% shareholder vote requirement does not apply to a Business Combination if the Business Combination has been approved by a majority of Garmin Switzerland’s Disinterested Directors.

As defined in Garmin Switzerland’s articles of association, an Interested Shareholder generally includes any person who, together with that person’s affiliates or associates, (1) is the beneficial owner, directly or indirectly, of more than 20% of the voting power of the outstanding shares of Garmin Switzerland or (2) is an affiliate of Garmin Switzerland and owned 20% or more of the issued shares of the voting power of the outstanding shares of Garmin Switzerland  at any time within the previous two years.

As defined in Garmin Switzerland’s articles of association, a Disinterested Director means any member of Garmin Switzerland’s board of directors who is unaffiliated with the Interested Shareholder and who was a member of the board of directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any member of the board of directors who is thereafter chosen to fill any vacancy on the board of directors or who is elected and who, in either event, is unaffiliated with the Interested Shareholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the board of directors.

Swiss law generally does not prohibit business combinations with interested shareholders. However, in certain circumstances, shareholders and members of the board of directors of Swiss companies, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm’s length basis.

Upon completion of the Redomestication, Garmin Switzerland’s articles of association as amended by its shareholders’ meeting will include an authorized share capital, according to which the board of directors is authorized, at any time during a maximum two-year period, to issue a number of registered shares of up to 50% of the share capital registered in the commercial register and to limit or withdraw the preemptive rights of the existing shareholders for important reasons, including if (i) the issue price of the newly issued shares is determined by reference to the market price; or (ii) for the acquisition of an enterprise, part(s) of an enterprise or participations, or for the financing or refinancing of any of such transactions, or for the financing of new investment plans of Garmin Switzerland; or (iii) for purposes of broadening the shareholder constituency of Garmin Switzerland in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing of new issued shares on domestic or foreign exchanges.

Courts in Switzerland have not addressed whether certain of the provisions related to interested shareholders contained in the Articles of Association are valid under Swiss law.

In order to be an important reason justifying the withdrawal of the preemptive right such withdrawal must in any case

•	be in the interest of Garmin Switzerland and necessary for the pursuit of its lawful goals; and

•	observe the principles of the equal treatment of shareholders and of the considerate exercise of rights.

For other provisions that could be considered to have an anti-takeover effect, see “— Preemptive Rights” and “— General Meetings of Shareholders.”

Legal Name; Formation; Fiscal Year; Registered Office; Notices and Announcements

The legal and commercial name of Garmin Switzerland is Garmin Ltd. Garmin Switzerland’s articles of association were adopted on February 8, 2010 at the incorporation meeting, and Garmin Switzerland was incorporated on February 9, 2010. Garmin Switzerland is domiciled in the Canton of Schaffhausen, Switzerland, and operates under the Swiss Code as a share corporation (Aktiengesellschaft). Garmin Switzerland is registered in the commercial register of the Canton of Schaffhausen with the registration number CH-290.3.016.704-3. Garmin Switzerland’s fiscal year is the calendar year.

The address of Garmin Switzerland’s registered office is Garmin Ltd., c/o Klauser & Partner AG, Pestalozzistrasse 2, 8200 Schaffhausen, Switzerland, and the telephone number at that address is +41 (52) 633 03 03.

The official means of publication of Garmin Switzerland is the Swiss Official Gazette of Commerce. The invitation notice regarding general meetings must be published at least 20 days prior to the date of such general meeting in the Swiss Official Gazette of Commerce. The other mandatory notification to registered shareholders in connection with the annual general meeting of the shareholders (information regarding the right to inspect or request delivery of the annual business report and the annual report of the auditor) must be sent to the registered shareholders by regular mail or electronic mail to the last address registered in the share register at least 20 days prior to the annual general meeting of the shareholders.

Corporate Objects

Currently, Garmin Switzerland is a subsidiary of Garmin Cayman. Upon completion of the Redomestication, Garmin Switzerland will become the new holding company of the Garmin group. The purpose of Garmin Switzerland will be to acquire, hold, finance, manage and sell participations in Swiss and foreign enterprises of all types. Garmin Switzerland may set up branch offices and subsidiaries in Switzerland and abroad and may acquire, hold, manage, encumber and sell real estate and intellectual property rights in Switzerland and abroad. Garmin Switzerland may provide any kind of financial assistance, including guarantees, to and for Garmin group companies. Garmin Switzerland may engage in any type of commercial activity that is directly or indirectly related to its objects and take any measures it determines appropriate to promote the objects of Garmin Switzerland, or that are connected with such objects.

Members of the Board of Directors

Upon consummation of the Redomestication, Garmin Switzerland expects to have the same members of the board of directors as Garmin Cayman.

Auditor

Ernst & Young AG, in the city of Zurich in the Canton of Zurich, Switzerland, has been appointed as Garmin Switzerland’s Swiss statutory auditor, and Ernst & Young LLP in the United States has been appointed as Garmin Switzerland’s independent registered public accounting firm.

Duration; Dissolution; Rights upon Liquidation

Garmin Switzerland’s duration is unlimited. Under the Swiss Code, Garmin Switzerland may be dissolved at any time upon a resolution of the general meeting of shareholders passed by at least two thirds of the shares represented at such meeting and the absolute majority of the par value of such shares. Dissolution by court order is possible if Garmin Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Garmin Switzerland’s share capital, or if in the course of incorporation, legal provisions or provisions of the articles of association have been disregarded, and the interests of the creditors or shareholders have been severely jeopardized or infringed thereby. Under the Swiss Code, unless otherwise provided for in the articles of association, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of registered shares held, with due regard to the preferential rights of individual classes of shares, and subject to Swiss withholding tax requirements.

Uncertificated Shares

Holders of registered shares of Garmin Switzerland will not have the right to require Garmin Switzerland to issue certificates for their shares. Garmin Switzerland will only issue uncertificated registered shares.

Stock Exchange Listing

Upon the completion of the Redomestication, we expect that the registered shares will be listed on the NASDAQ Global Select Market and trade under the symbol “GRMN.”

No Sinking Fund

The registered shares have no sinking fund provisions.

No Liability for Further Calls or Assessments

The registered shares to be issued in the Redomestication will be duly and validly issued, fully paid and nonassessable.

No Redemption and Conversion

The general meeting of the shareholders of Garmin Switzerland may at any time convert registered shares into bearer shares and vice versa by amending the articles of association. Furthermore, the [general meeting of shareholders is authorized to split shares into shares with lower par value or, with the approval of all shareholders, to consolidate shares into shares with higher par value. The shares of Garmin Switzerland are not subject to redemption either by Garmin Switzerland or the holder of the shares.

Transfer and Registration of Shares

Except as described above in “— Voting,” no restrictions apply to the transfer of Garmin Switzerland registered shares. Garmin Switzerland’s share register will initially be kept by Computershare Trust Company, which acts as transfer agent and registrar. The share register reflects only record owners of Garmin Switzerland shares. A shareholder of Garmin Switzerland who holds shares beneficially will not be the holder of record of such shares. Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares. Accordingly, a transfer of shares from a person who holds such shares beneficially to a person who also holds such shares beneficially through a depository or other nominee will not be registered in Garmin Switzerland’s official share register, as the depository or other nominee will remain the record holder of such shares.

COMPARISON OF RIGHTS OF SHAREHOLDERS

Your rights as a shareholder of Garmin Cayman are governed by Cayman Islands corporate law and Garmin Cayman’s memorandum and articles of association. If the Redomestication is consummated, you will become a shareholder of Garmin Switzerland, and your rights will be governed by Swiss corporate law and Garmin Switzerland’s articles of association and organizational regulations.

Many of the principal attributes of Garmin Cayman’s common shares and Garmin Switzerland’s registered shares will be similar. However, there are differences between your rights under Swiss corporate law and under the corporate statutory and common law of the Cayman Islands, which is modeled on certain provisions of the corporate statutory law of England and Wales and in respect of which the corporate common law of England and Wales provides interpretive guidance. In addition, there are differences between Garmin Cayman’s memorandum and articles of association and Garmin Switzerland’s articles of association and organizational regulations. Furthermore, the counterparts of some provisions that are included in Garmin Cayman’s articles of association are included in Garmin Switzerland’s organizational regulations. We have been advised by Swiss counsel that these counterparts generally must be included in the organizational regulations because Swiss law stipulates that, among other things, the organizational regulations govern the delegation of management by the Board of Directors and the organization and management of the company, determine the positions required with respect to management of the company, define the duties of management and regulate reporting obligations. Garmin Switzerland’s board of directors will be able to amend the provisions in the organizational regulations without shareholder approval, which Garmin Cayman’s board of directors is currently unable to do with respect to any provisions in the Garmin Cayman memorandum and articles of association.

The following discussion summarizes material changes in your rights resulting from the Redomestication. This summary is not complete and does not set forth all of the differences between Swiss corporate law and Cayman Islands corporate law affecting companies and their shareholders or all the differences between Garmin Cayman’s memorandum and articles of association and Garmin Switzerland’s articles of association and organizational regulations. This summary is subject to the complete text of the relevant provisions of the Swiss Code of Obligations (the “Swiss Code”), particularly articles 620 through 763 of the Swiss Code, the Swiss Merger Act, the Swiss Federal Act on Private International Law, and the Cayman Islands Companies Law. Garmin Cayman’s memorandum and articles of association and Garmin Switzerland’s articles of association and organizational regulations. We encourage you to read those laws and documents. Garmin Switzerland’s articles of association and organizational regulations are attached to this proxy statement as Annex B and Annex C, respectively. For information as to how you can obtain Garmin Cayman’s memorandum and articles of association, see “Where You Can Find More Information.”

Provision	Garmin Cayman	Garmin Switzerland

Capitalization
As of the date of this proxy statement, Garmin Cayman’s authorized share capital is US $6,000,000, divided into 1,000,000,000 common shares, par value US $0.05 per share, and 1,000,000 preferred shares, par value US $1.00 per share.

Upon completion of the Redomestication, the registered share capital of Garmin Switzerland is expected to be approximately 2,106,700,000 Swiss Francs (assuming a par value of 10.00 Swiss Francs per share) comprised of approximately 210,670,000 registered shares with a par value per share equal to the lesser of (A) 10.00 Swiss francs and (B) 30 percent of the fair market value of a Garmin-Cayman common share calculated on the basis of the closing price of such a share on the NASDAQ Global Select Market on the last trading day before the Transaction Time, plus a share premium, converted into Swiss francs at the then existing exchange rate between Swiss francs and U.S. dollars and rounded down to the nearest whole number.

Provision	Garmin Cayman	Garmin Switzerland

Under Garmin Cayman's articles of association the directors of Garmin Cayman may issue new common or preferred shares out of authorized but unissued share capital, at such times and on such terms as Board shall determine.  Further, the board of direct may determine the preferred, deferred qualified or other rights or restrictions, whether in regard to dividends, voting, return of share capital, or otherwise, that will attach to such common or preferred shares.

In accordance with Garmin Cayman's articles of association and the provisions of the Cayman Islands Companies Law, the authorized share capital may be increased, altered or reduced by way of a resolution of a majority of votes cast by Garmin Cayman's shareholders at a general meeting.

As permitted by the Cayman Islands Companies Law, Garmin Cayman may issue fractional shares but Garmin Cayman does not have fractional shares outstanding.

Garmin Cayman may, by special resolution of its shareholders, reduce its authorized but unissued share capital.  No court approval is required for a reduction of authorized but unissued share capital.  Garmin Cayman may also by a special resolution of its shareholders and, subject to confirmation by the Cayman Court, authorize the reduction in any manner of its issued share capital or any share premium account.

There is no concept under Swiss law of “blank check” preferred shares. Any preferential rights of individual classes of shares must be specifically approved by shareholders and set forth in the articles of association, rather than determined by the board of directors. Since it is not possible under Swiss law for the articles of association to effectively delegate to the board of directors the authority to issue “blank check” preferred shares in the future, and since there currently are no preferred shares of Garmin Cayman outstanding, the articles of association of Garmin Switzerland do not provide for any class of preferred shares or any blank check preferred shares. Under the Swiss Code, the board of directors of Garmin Switzerland may not create shares with increased voting powers without a resolution of the general meeting of shareholders passed by at least two thirds of the votes represented at such meeting and an absolute majority of the par value of the shares represented. The shareholders at a shareholders’ meeting may create preferred shares with a resolution passed by the majority of the votes cast (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes)).

Immediately after the Redomestication, Garmin Switzerland will only have one class of shares outstanding, so all references to “voting rights” in this “Comparison of Rights of Shareholders” will mean the voting rights of Garmin Switzerland’s registered shares, with a par value per share as determined above, unless another class of shares is subsequently created. Likewise, a “majority of the par value of the registered shares” will mean a majority of the par value of Garmin Switzerland’s registered shares.

Provision	Garmin Cayman	Garmin Switzerland

Upon completion of the Redomestication and amendment of the Articles of Association, Garmin Switzerland will have two types of capital that the board of directors is authorized to issue without further shareholder approval. These are authorized share capital and conditional capital. The instances in which conditional capital may be issued by the board of directors are limited as discussed below. The instances in which authorized share capital may be issued by the board of directors are not similarly limited. Authorized capital is, in this regard, similar to authorized but unissued common shares of Garmin Cayman, which may be issued by the board of directors of Garmin Cayman without shareholder approval. Immediately after consummation of the Redomestication, we expect Garmin Switzerland’s authorized share capital and conditional capital to be approximately 589.66 million shares lthan what we expect would then be the authorized but unissued share capital of Garmin Cayman. We currently have no plans to issue such shares.

Garmin Switzerland’s articles of association will provide for authorized share capital that will authorize the board of directors to issue new registered shares at any time during a two-year period and thereby increase the share capital, without obtaining additional shareholder approval, by a maximum amount of 50% of the share capital registered in the commercial register. After the expiration of the initial two-year period, authorized share capital will be available to the board of directors for issuance of additional registered shares only if such authorization has been approved again by the shareholders at a shareholders’ meeting. Each such authorization may last for up to two years.

In an authorized capital increase, Garmin Switzerland shareholders would have preemptive rights to obtain newly issued registered shares in an amount proportional to the par value of the registered shares they already hold. However, the board of directors may withdraw or limit these preemptive rights for important reasons. For further details on these important reasons, see “— Preemptive Rights”

Provision	Garmin Cayman	Garmin Switzerland

Garmin Switzerland’s articles of association will provide for a conditional capital that will allow the issuance of additional registered shares up to a maximum amount of 50% of the share capital registered in the commercial register without obtaining additional shareholder approval at a shareholders’ meeting. These registered shares may be issued through the exercise of option rights which includes stock-settled stock appreciation rights granted to employees and / or members of the board of directors of Garmin Switzerland or its subsidiaries.

The preemptive rights of shareholders are excluded with respect to registered shares issued out of conditional share capital.

Preemptive Rights
Holders of Garmin Cayman common shares do not have any preemptive or preferential rights under the Cayman Islands Companies Law or in Garmin Cayman's articles of association over further issuances of shares of Garmin Cayman.   As a result, the board of directors may authorize the issuance of shares without offering the shares to each holder of Garmin Cayman common shares, including issuances that could discourage a takeover or other transaction as described below under “— Other Anti-Takeover Measures.”

There are no statutory provisions that prescribe or restrict the issuance of share options or warrants.  The articles of association of Garmin Cayman provide that the board is authorized: (i) to grant options of the shares of the Company to such persons, at such times and for such consideration, and upon such terms as the board shall determine; and (ii) to issue warrants to subscribe for any class of shares of the Company on such terms as it may from time to time determine .

Holders of Garmin Switzerland registered shares generally will have preemptive rights to purchase newly issued securities of Garmin Switzerland. The shareholders may, by a resolution passed by at least two thirds of the votes represented at a general meeting and the absolute majority of the par value of the shares represented, withdraw or limit the preemptive rights for important reasons (such as a merger or acquisition).

If a general meeting of shareholders approves, by amendment of the articles of association, the creation of authorized capital, it may at the same time delegate to the board of directors the decision whether to withdraw or limit the preemptive rights for important reasons, provided that the basic principles are set forth in its delegation. Garmin Switzerland’s articles of association provide for this delegation with respect to Garmin Switzerland’s authorized share capital in the circumstances described below.

The board of directors is authorized to withdraw or limit the preemptive rights with respect to the issuance of registered shares from authorized capital for important reasons, including if:

Provision	Garmin Cayman	Garmin Switzerland

		•	the issue price of the registered shares is determined by reference to the market price;
•
the registered shares are issued in connection with the acquisition of an enterprise or any part of an enterprise, the financing or refinancing of any such transactions or the financing of new investment plans of Garmin Switzerland; or

•
the registered shares are issued in connection with the intended broadening of the shareholder constituency of Garmin Switzerland in certain financial or investor markets, for the purposes of the participation of strategic partners, or in connection with the listing of the shares of Garmin Switzerland on domestic or foreign stock exchanges.

Courts in Switzerland have not addressed whether certain of the reasons above qualify as important reasons under Swiss law, in particular, any issuances contemplated by the first bullet above and for purposes of the participation of strategic partners.

In order to be an important reason justifying the withdrawal of the preemptive right such withdrawal must in any case

		•	be in the interest of Garmin Switzerland and necessary for the pursuit of its lawful goals; and

		•	observe the principles of the equal treatment of shareholders and of the considerate exercise of rights.

In connection with the issuance of stock options to employees and members of the board of directors, shareholders will not have preemptive rights with respect to registered shares issued from Garmin Switzerland’s conditional share capital upon exercise of such options.

Provision	Garmin Cayman	Garmin Switzerland

Garmin Switzerland’s articles of association grant the board of directors the authority to withdraw or limit preemptive rights, as described above, to provide the board of directors flexibility with regard to the issuance of shares. Under the Swiss Code the shareholders have no preferential subscription rights with regard to options granted to employees and members of the board of directors of the issuer or of the latter's subsidiaries. Under the Cayman Islands Companies Law and the articles and memorandum of association of Garmin Cayman, shareholders of Garmin Cayman do not have preemptive rights. The limitations on those rights contained in Garmin Switzerland’s articles of association are intended to replicate the flexibility afforded the Garmin Cayman board of directors with regard to when shares may be issued without existing shareholders having preemptive rights.

Distributions and Dividends; Repurchases and Redemptions
Under the Cayman Islands Companies Law Garmin Cayman is not required to present proposed dividends or distributions to its shareholders for approval or adoption. Under the Cayman Islands Companies Law, the board of directors of Garmin Cayman may declare the payment of dividends to the common shareholders out of Garmin Cayman’s:

●     profits available for distribution; or

●   “share premium account,” which represents the excess of the price paid to Garmin Cayman on issue of its shares over the par or “nominal” value of those shares, which is similar to the U.S. concept of additional paid-in capital.

However, no dividends may be paid if, after payment, Garmin Cayman would not be able to pay its debts as they come due in the common course of business.

Dividends on common shares, if any, are at the discretion of the directors and depend on, among other things, the results of operations of Garmin Cayman, cash requirements and surplus, financial condition, contractual restrictions and other factors that the directors deem relevant in compliance with  the Cayman Islands Companies Law.

Under the Swiss Code, dividends may be paid out only if the company has sufficient distributable profits from the previous fiscal year, or if the company has freely distributable reserves, each as will be presented on the audited annual stand-alone statutory balance sheet. Dividend payments out of the registered share capital (in other words, the aggregate par value of Garmin Switzerland’s registered shares) are not allowed. The shareholders' meeting with a majority of the votes cast (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes)) must approve distributions of dividends. The board of directors may propose to the shareholders at a shareholders’ meeting that a dividend be paid but cannot itself authorize the dividend.

Under the Swiss Code, if Garmin Switzerland’s general reserves amount to less than 20% of the aggregate par value of Garmin Switzerland’s registered capital, then at least 5% of Garmin Switzerland’s annual profit must be retained as general reserves. The Swiss Code and Garmin Switzerland’s articles of association permit the general meeting of the shareholders of Garmin Switzerland to decide upon the accrual of additional general reserves. In addition, Garmin Switzerland is required to create a special reserve on its stand-alone annual statutory balance sheet in the amount of the purchase price of registered shares it or any of its subsidiaries repurchases, which amount may not be used for dividends or subsequent repurchases.

Provision	Garmin Cayman	Garmin Switzerland

Garmin Cayman may pay dividends in any currency.

Under the articles of association of Garmin Cayman and the Cayman Islands Companies Law, issued shares may, if its articles of association so provide, be redeemed or repurchased by the company out of profits of the company, out of the proceeds of a new issuance of shares made for that purpose or out of capital (including the share premium account), provided that the company has the ability to pay its debts as they come due in the ordinary course of business. The Cayman Islands Companies Law requires that the articles of association of a Cayman Islands company set out, or the shareholders approve, the manner of any repurchase of shares of the company.

Under Garmin Cayman’s articles of association, Garmin Cayman may purchase any issued common shares in the circumstances and on the terms as are agreed by Garmin Cayman and the holder of the shares, whether or not Garmin Cayman has made a similar offer to all or any other holder of common shares.

Under Garmin Cayman's articles of association, Garmin Cayman may issue shares that may be, at the option of the company or the holder are liable to be redeemed on such terms and in such manner as the board of directors may deem fit.

Pursuant to the Cayman Islands Companies Law, no share may be redeemed or repurchased unless it is fully paid up and unless such redemption or repurchase is not of all outstanding shares.  No share may be redeemed after a company has commenced liquidation.

Redeemed or repurchased shares of Garmin Cayman will automatically be cancelled.  Cayman Islands law does not recognize any concept of treasury shares.

Swiss companies generally must maintain a separate stand-alone statutory balance sheet for the purpose of, among other things, determining the amounts available for the return of capital to shareholders, including by way of a distribution of dividends. Garmin Switzerland’s auditor must confirm that a dividend proposal made to shareholders conforms with the requirements of the Swiss Code and Garmin Switzerland’s articles of association. Dividends are due and payable upon the shareholders having passed a resolution approving the payment subject to the right of the shareholders to adopt a resolution providing for payment on a later date or dates. For information about deduction of withholding tax from dividend payments, see “Material Tax Considerations — Swiss Tax Considerations.”

The Swiss Code limits a company’s ability to hold or repurchase its own shares. Garmin Switzerland and its subsidiaries may only repurchase shares if and to the extent that sufficient freely distributable reserves are available, as described above. Also, the aggregate par value of all Garmin Switzerland registered shares held by Garmin Switzerland and its subsidiaries may not exceed 10% of the registered share capital. However, Garmin Switzerland may repurchase its own registered shares beyond the statutory limit of 10% if the shareholders at a shareholders’ meeting have passed a resolution authorizing the board of directors to repurchase registered shares in an amount in excess of 10% and the repurchased shares are dedicated for cancellation. Any registered shares repurchased under such an authorization must then be cancelled. The corresponding resolution must be passed with a majority of the votes cast, (excluding unmarked, invalid and non-exercisable votes (which include broker non-votes)). Repurchased shares held by Garmin Switzerland or its subsidiaries do not carry any rights to vote at a general meeting of shareholders but are entitled to the economic benefits generally associated with the shares. For information about withholding tax and share repurchases, see “Material Tax Considerations — Swiss Tax Considerations.”

Provision	Garmin Cayman	Garmin Switzerland

Under the Cayman Islands Companies Law, it is permissible for a Cayman Islands or non-Cayman Islands subsidiary to purchase shares of Garmin Cayman.  While the subsidiary holds the shares of Garmin Cayman, there is no statutory prohibition with respect to such shareholder exercising voting rights in respect of those shares; however, there may be circumstances in which such shares could not be voted by the subsidiary.

Capital distributions may also take the form of a distribution of cash or property that is based upon a reduction of Garmin Switzerland’s share capital registered in the commercial register. The resolution of the shareholders' meeting regarding such a capital reduction must be past with a majority of the votes cast (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes)). A special audit report must confirm that creditors’ claims remain fully covered despite the reduction in the share capital registered in the commercial register. Upon approval by the general meeting of shareholders of the capital reduction, the board of directors must give public notice of the capital reduction resolution in the Swiss Official Gazette of Commerce three times and notify creditors that they may request, within two months of the third publication, satisfaction of or security for their claims.
Garmin Switzerland will be required under Swiss law to declare the amount available for any dividends and other capital distributions in Swiss francs. Garmin Switzerland intends to exchange such Swiss Franc amounts into U.S. Dollars and make any dividend payments to holders of Garmin Switzerland shares in U.S. Dollars. Computershare will be responsible for paying the U.S. Dollars amounts to registered holders of shares, less any amounts subject to withholding for taxes.

Shareholder Approval of Business Combinations	There are a number of mechanisms for acquiring a Cayman Islands company including:
Business combinations and other transactions that are binding on all shareholders are governed by the Swiss Merger Act. A merger or demerger requires that at least two thirds of the votes represented at the general meeting of shareholders and the absolute majority of the par value of shares represented vote in favor of the transaction. Under the Swiss Merger Act, a “demerger” may take two forms:

Provision	Garmin Cayman	Garmin Switzerland

(a) a court-approved “scheme of arrangement” under the Cayman Islands Companies Law.   A scheme of arrangement with one or more class or series of shareholders requires the sanction of the scheme of arrangement by the Cayman Court and the approval of (1) a majority in number of the registered holders of each participating class or series of shares voting on the scheme of arrangement, and (2) holders representing 75% or more in value of the shares of each participating classes or series voted on such proposal at the relevant meeting excluding any shares held by the acquiring party. If a scheme of arrangement receives the approval of shareholders of a company and is subsequently sanctioned by the Cayman Islands court, all holders of common shares of the company will be bound by the terms of the scheme of arrangement. Garmin’s Cayman Islands counsel, Maples and Calder, has advised that where the statutory procedures have been complied with, the Cayman Islands court is likely to sanction such a scheme of arrangement that has been approved by the requisite votes of shareholders in the absence of bad faith, fraud or unequal treatment of shareholders;

(b) through a tender offer by a third party. The Cayman Islands Companies Law provides that when an offer is made for shares of any class or series of a Cayman Islands company and, within four months of the offer, the holders of not less than 90% of those such class or series accept the offer, the offeror may, for two months after that four-month period, require the remaining shareholders of the relevant class or series to transfer their shares on the same terms as the original offer.  In those circumstances, nontendering shareholders will be compelled to sell their shares, unless within one month from the date on which the notice to compulsorily acquire was given to the nontendering shareholder, the nontendering shareholder is able to convince a Cayman Islands court to order otherwise; and

●     a legal entity may divide all of its assets and transfer such assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities and the transferring entity dissolving upon deregistration in the commercial register; or

●     a legal entity may transfer all or a portion of its assets to other legal entities, with the shareholders of the transferring entity receiving equity securities in the acquiring entities.

If a transaction under the Swiss Merger Act receives the necessary shareholder approvals as described above, all shareholders would be compelled to participate in the transaction. See “— Voting Rights.”

Swiss companies may be acquired by an acquirer through the direct acquisition of the share capital of the Swiss company. With respect to companies limited by shares, such as Garmin Switzerland, the Swiss Merger Act provides for the possibility of a so-called “cash-out” or “squeeze-out” merger if the acquirer controls 90% of the outstanding shares entitled to vote at a general meeting. In these limited circumstances, minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company (for instance, through cash or securities of a parent company of the acquiring company or of another company). Under the Swiss Merger Act, a shareholder has the right to request a court to review the adequacy of the compensation within two months after the publication of the transaction in the Swiss Official Gazette of Commerce. For more information, see “— Appraisal Rights and Compulsory Acquisitions.”

Provision	Garmin Cayman	Garmin Switzerland

(c) through a merger or consolidation between the Cayman Islands company and another company incorporated in the Cayman Islands or another jurisdiction (provided the merger or consolidation is allowed by the laws of that other jurisdiction) and the surviving company is a Cayman Islands company. Authorization of the merger or consolidation requires either: (1) adoption of a special resolution under the Cayman Islands Companies Law by the shareholders of each constituent company entitled to vote if the shares to be issued to each shareholder in the consolidated or the surviving company will have the same rights and economic value as the shares the shareholder owned in the relevant constituent company; or (2) adoption of a resolution by the shareholders of each constituent company, including holders of any outstanding preference shares, in each case voting together as one class, by the affirmative vote of a majority in number of the holders of each company's shares representing 75% or more in value of the shares present and voting, whether in person or by proxy. In addition, the consent of each holder of a fixed or floating security interest of either constituent company must be obtained, unless the court waives such requirement.

Under Garmin Cayman’s articles of association and the Cayman Islands Companies Law there is no requirement for shareholder approval for a sale of all or substantially all of Garmin Cayman’s assets.

In addition, under Swiss law, the sale by Garmin Switzerland of “all or substantially all of its assets” may require a resolution of the general meeting of shareholders passed by holders of at least two thirds of the voting rights and the absolute majority of the par value of the registered shares, each as represented at the general meeting. Whether or not a shareholder resolution is required depends on the particular transaction, including whether the following test is satisfied:

●     the company sells a core part of its business, without which it is economically impracticable or unreasonable to continue to operate the remaining business;

●     the company’s assets, after the divestment, are not invested in accordance with the company’s statutory business purpose; and

●     the proceeds of the divestment are not earmarked for reinvestment in accordance with the company’s business purpose but, instead, are intended for distribution to shareholders or for financial investments unrelated to the company’s business.

If all of the foregoing apply, a shareholder resolution would likely be required.

Special Vote Required for Combinations with Interested Shareholders
The articles of association of Garmin Cayman provide that, in general, the approval of not less than 75% of the shareholders of Garmin Cayman entitled to vote is required for  any of the following (any of such transactions being referred to as a “Business Combination”):

(a)    any merger or consolidation of  Garmin Cayman or any subsidiary with (i) any Interested Shareholder or (ii) any other company or other entity (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an affiliate of an Interested Shareholder; or

(b)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder, or any affiliate of any Interested Shareholder, of any assets of Garmin Cayman or any subsidiary having an aggregate fair market value equaling or exceeding 25% of the fair market value of the combined assets immediately prior to such transfer of Garmin Cayman and its subsidiaries; or

Garmin Switzerland’s articles of association include a provision that generally corresponds to the business combination provision in Garmin Cayman’s articles of association.

Although Garmin Switzerland’s articles of association contain the provisions described above, Swiss law generally does not prohibit business combinations with interested shareholders. However, in certain circumstances, shareholders and members of the board of directors of Swiss companies, as well as certain persons associated with them, must refund any payments they receive that are not made on an arm’s length basis and if the recipient of the payment acted in bad faith.

Provision	Garmin Cayman	Garmin Switzerland

(c)   the issuance or transfer by the Garmin Cayman or any subsidiary (in one transaction or a series of transactions) to any Interested Shareholder or any affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof), of any securities of Garmin Cayman or any subsidiary having an aggregate fair market value equaling or exceeding 25% of the fair market value of the combined assets immediately prior to such transfer of Garmin Cayman and its subsidiaries except pursuant to an employee benefit plan of the Garmin Cayman or any subsidiary thereof; or

(d)   the adoption of any plan or proposal for the liquidation or dissolution of the Garmin Cayman proposed by or on behalf of any Interested Shareholder or any affiliate of any Interested Shareholder; or

(e)   any reclassification of securities of Garmin Cayman (including any reverse share split), recapitalization of Garmin Cayman, merger or consolidation of Garmin Cayman with any of its subsidiaries or other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of Garmin Cayman or any subsidiary which is directly or indirectly owned by any Interested Shareholder or any affiliate of any Interested Shareholder (a “Disproportionate Transaction”); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Shareholder or affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally.

Provision	Garmin Cayman	Garmin Switzerland

The above 75% shareholder vote requirement does not apply if to any Business Combination if the Business Combination has been approved by a majority of Garmin Cayman’s Disinterested Directors (as defined in the articles of association of the company).

As defined in Garmin Cayman’s articles of association, an Interested Shareholder generally includes any person who, together with that person’s affiliates or associates, (1) is the beneficial owner, directly or indirectly, of more than 20% of the voting power of the outstanding shares of Garmin Cayman or (2) is an affiliate of Garmin Cayman and owned 20% or more of the issued shares of the voting power of the outstanding shares of Garmin Cayman at any time within the previous two years.

As defined in Garmin Cayman’s articles of association, a Disinterested Director means any member of Garmin Cayman’s board of directors who is unaffiliated with the Interested Shareholder and who was a member of the board of directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any director who is thereafter chosen to fill any vacancy on the board of directors or who is elected and who, in either event, is unaffiliated with the Interested Shareholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the board of directors.

Although Garmin Cayman’s articles of association contain the provisions described above, under the Cayman Islands Companies Law there is generally no prohibition on business combinations with interested shareholders.

Provision	Garmin Cayman	Garmin Switzerland

Other Anti-Takeover Measures
Garmin Cayman has a shareholder rights plan that was adopted by the Garmin Cayman board of directors in October 2001. Pursuant to the shareholder rights plan, the board declared a dividend of one preferred share purchase right on each outstanding common share of Garmin Cayman to shareholders of record as of November 1, 2001. The rights trade together with Garmin Cayman's common shares. Rights generally will become exercisable if a person or group acquires or announces an intention to acquire 15 percent or more of Garmin Cayman’s outstanding common shares. Each right (other than those held by the new 15 percent shareholder) will then be exercisable to purchase that number of Garmin Cayman’s common shares having at that time a market value equal to two times the then current exercise price. Under certain circumstances, the rights will entitle shareholders of Garmin Cayman to purchase shares in an acquiring company at a 50 percent discount.

The rights will expire on October 31, 2011, unless earlier redeemed or unless the rights agreement is amended.  Because the Swiss Code  does not permit rights plans, Garmin Cayman’s board has approved, subject to shareholder approval and Cayman Court approval of the Scheme of Arrangement, an amendment to change the Final Expiration Date (as defined in the Rights Agreement dated October 25, 2001) from October 31, 2011 to the effective time of the Scheme of Arrangement.  Accordingly, as of the closing of business at the  effective time of the Scheme of Arrangement, the rights of Garmin Cayman shareholders will expire and will no longer be outstanding. Garmin Cayman's Board of Directors may redeem all rights at a price of $0.001 per right generally at any time before the rights become exercisable.

The board of directors of Garmin Cayman is also authorized, without obtaining any vote or consent of the holders of any class or series of shares, unless expressly provided by the terms of a class or series, to issue from time to time any other classes or series of shares with the designations and relative powers, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms or conditions of redemption as it determines fit. The board of directors could authorize the issuance of preferred shares with terms and conditions that could discourage a takeover or other transaction that holders of some or a majority of the common shares might believe to be in their best interests or in which holders might receive a premium for their shares over the then market price of the shares. No preferred shares are outstanding as of the date of this proxy statement.

Garmin Switzerland does not have a shareholder rights plan. Rights plans generally discriminate in the treatment of shareholders by imposing restrictions on any shareholder who exceeds a level of ownership interest without the approval of the board of directors. Anti-takeover measures such as rights plans that are implemented by the board of directors would generally be restricted under Swiss corporate law by the principle of equal treatment of shareholders and the general rule that new shares may only be issued based on a shareholders’ resolution.

For other provisions that could be considered to have an anti-takeover effect, in addition to “— Preemptive Rights” and “— Special Vote Required for Combinations with Interested Shareholders” above, see “— Election of Directors; Staggered Terms of Directors,” “— Removal of Directors,” “— Extraordinary Meetings of Shareholders,” “— Director Nominations; Proposals of Shareholders” and “— Amendment of Governing Documents” below

Provision	Garmin Cayman	Garmin Switzerland

Appraisal Rights and Compulsory Acquisitions
Neither the Cayman Islands Companies Law nor Garmin Cayman’s articles of association specifically provide for appraisal rights. However, in connection with the compulsory transfer of shares to a 90% shareholder of a Cayman Islands company as described under “— Shareholder Approval of Business Combinations,” a minority shareholder may apply to the court within one month of receiving notice of the compulsory transfer objecting to that transfer. In these circumstances, the burden is on the minority shareholder to show that the court should exercise its discretion to prevent the compulsory transfer. Garmin Cayman has been advised that the court is unlikely to grant any relief to the minority shareholder in the absence of bad faith, fraud, unequal treatment of shareholders or collusion between the offeror and the holders of the shares who have accepted the offer as a means of unfairly forcing out or otherwise prejudicing minority shareholders.

In case of a merger or demerger subject to Swiss law, the Swiss Merger Act provides that if the equity rights have not been adequately preserved or compensation payments in the transaction are unreasonable, a shareholder may request a competent court to determine a reasonable amount of compensation. The action for review must be filed within two months of the date of publication of the shareholders’ approval of the merger or demerger. The court’s decision will apply to all parties who are in a similar position as the requesting shareholder. The costs of the proceedings must be assumed by the acquirer.

Election of Directors; Staggered Terms of Directors
Garmin Cayman’s articles of association that the number of directors of Garmin Cayman will consist of not less than one and no more than ten directors, and for so long as the shares of Garmin Cayman are listed, three of whom are to be Independent Directors.  The directors are divided into three classes, with only one class being up for election each year. Directors are elected by a majority of the votes cast in the election.  The board currently has six directors. The Cayman Islands Companies Law does not contain provisions specifically related to classified boards of directors. However, Garmin Cayman’s articles of association provide for a classified board of directors.

Garmin Switzerland’s articles of association provide that the number of members of the board of directors of Garmin Switzerland will consist of not less than one and no more than ten members, provided that as long as the shares of Garmin Switzerland are listed on a securities exchange, there shall be a minimum of three Independent Directors. The exact number may be proposed to the shareholders’ meeting from time to time by the board of directors. Directors may only be elected by the shareholders at a general meeting. Upon completion of the Redomestication, if approved as presented in this proxy statement, Garmin Switzerland will have the same directors as Garmin Cayman.

Provision	Garmin Cayman	Garmin Switzerland

Garmin Cayman may from time to time by resolution passed by not less that 75% of the issued shares increase or decrease the limits in the number of directors.

An “Independent Director” is defined to mean a director who meets the independence requirements of the stock exchange on which Garmin Cayman’s shares are listed.

With respect to the election of directors, each holder of common shares entitled to vote at the election has the right to vote, in person or by proxy, the number of shares held by him.  Neither the Cayman Islands Companies Law nor Garmin Cayman’s articles of association provide for cumulative voting for the election of directors.

An “Independent Director” is defined to mean a member of the board of directors who is recognized as such by the rules and regulations of the stock exchange on which Garmin Switzerland’s shares are listed.

Garmin Switzerland’s articles of association provide for a classified board of directors. At each annual general meeting, each class of members of the board of directors whose term then expires will be elected to hold office for a three-year term.

With respect to the election of members of the board of directors, each holder of shares entitled to vote at the general meeting has the right to vote, in person or by proxy, the number of shares held by him or her for as many persons as there are members of the board of directors to be elected. Garmin Switzerland’s articles of association do not provide for cumulative voting for members of the board of directors. Members of the board of directors are elected by a majority of the votes cast at a general meeting (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes)). Where the votes are tied, the decision shall be by lot.

Vacancies on Board of Directors
Garmin Cayman’s articles of association provide that a vacancy or a newly created directorship may be filled by the decision of a majority of the remaining directors provided that any director so appointed shall hold office only until the next following annual general meeting of Garmin Cayman and shall then be eligible for re-election at that meeting.

The Swiss Code provides that a vacancy or a newly created position on the board of directors as proposed by Garmin Switzerland’s board of directors may only be filled upon election by shareholders at a general meeting.

Removal of Directors
Under the articles of association of Garmin Cayman, the office of a director shall be vacated:

(a)   if the director resigns his office by notice in writing to Garmin Cayman at its registered office;

(b)   if an order is made by any competent court or official on the grounds that he is or may be suffering from mental disorder or is otherwise incapable of managing his affairs and the board of directors resolve that his office be vacated;

Under the Swiss Code, directors may at any time, with or without cause, be removed from office by resolution of the shareholders at a general meeting of shareholders, provided that a proposal for such resolution has been put on the agenda for the meeting in accordance with the requirements of the Swiss Code and Garmin Switzerland’s articles of association. Garmin Switzerland’s articles of association provide that directors may only be removed by a shareholders vote of at least two thirds of the Total Voting Shares. The voting standard with respect to the removal of directors is higher than those in Garmin Cayman’s articles of association. We intend that this will serve to offset the ability under Swiss law of Swiss shareholders to remove a director without cause and therefore will more closely approximate the relationship between the shareholders and board of directors of Garmin Cayman.

Provision	Garmin Cayman	Garmin Switzerland

(c)   if, without leave, he is absent from meetings of the board of directors (unless an alternate director or proxy appointed by him attends in his place) for a continuous period of 12 months, and the board of directors resolves that his office be vacated;

(d)   if he becomes bankrupt or has a receiving order made against him or suspends payment or compounds with his creditors generally;

(e)   if he ceases to be or is prohibited from being a director by law or by virtue of any provisions in the articles of association of Garmin Cayman;

(f)   if he shall be removed from office by notice in writing served upon him signed by not less than three-fourths in number (or, if that is not a round number, the nearest lower round number) of the directors (including himself) then in office; or

(g)   if he shall be removed from office by a special resolution of the members of the Garmin Cayman pursuant to article 79 of the articles of association of Garmin Cayman.

Alternate Directors
Garmin Cayman’s articles of association provide that any director may appoint another director to serve as an alternate director in place of a director who is not present at meetings of the board of directors or its committees. In addition, Garmin Cayman’s articles of association permit a director to appoint another director of the company to represent him or her and to vote on his or her behalf at any meeting of the directors of the company. The representative director may vote at any such meeting on his or her own behalf, as well as on behalf of the director who appointed him or her.

The Swiss Code does not allow for the election or appointment of alternate members of the board of directors or for the appointment by a member of the board of directors of another member of the board of directors to represent him or her at any board meeting.

Provision	Garmin Cayman	Garmin Switzerland

Duties of the Board of Directors
The Cayman Islands Companies Law does not specify the duties of directors. Judicial precedent in the Cayman Islands has defined the duties of a director generally as being the observance of general standards of loyalty, good faith, and the avoidance of a conflict of duty and self-interest. In the absence of a developed body of Cayman Islands law in this regard, the principles outlined by English and Commonwealth common law are highly persuasive in the Cayman Islands courts. More specifically, the duties of a director of a Cayman Islands company may be summarized as follows:

●     a duty to act in what the directors bona fide consider to be the best interests of the company (and in this regard it should be noted that what is in the best interests of the group (if any) of companies to which the company belongs is not necessarily in the best interests of the company). The interests of the company and the shareholders are distinct. However, in practical terms, there is often an overlap between the interests of the company and its shareholders as a whole;

●     a duty to exercise their powers for the purposes for which they are conferred;

●     a duty of trusteeship of the company’s assets;

●     the duty, where possible, to avoid conflicts of interest and of duty;

●     a duty to disclose personal interest in contracts involving the company;

●     a duty not to make secret profits from the directors’ office; and

●     a duty to act with skill and care.

A member of the board of directors of a Swiss company is bound to performance standards as specified in the Swiss Code, including an obligation to act in accordance with the duties imposed by Swiss Code, in accordance with the company’s articles of association and in the best interest of the company. A member of the board of directors is generally disqualified from participating in a decision that directly affects him or her. A member of the board of directors must generally safeguard the interest of the company in good faith, adhere to a duty of loyalty and a duty of care and, absent special circumstances, extend equal treatment to all shareholders in like circumstances. The test for the duty of care is primarily objective: a member of the board of directors is required to apply the care a reasonable person would apply under the same circumstances. To some extent, particular skills and functions of a board member may be taken into consideration. The members of the board of directors of Garmin Switzerland are liable to Garmin Switzerland, its shareholders and, in bankruptcy, its creditors for damage caused by the violation of their duties.

To the extent that the Swiss Code allows the delegation of duties by the board of directors to executive management, and such delegation is actually made by virtue of Garmin Switzerland’s articles of association and organizational regulations, the responsibility of the board of directors is limited to the due election, instruction and supervision of the executive management.

Provision	Garmin Cayman	Garmin Switzerland

In recent years the English and Commonwealth common law authorities have moved towards an objective test for the standard of skill and care that should be exercised by directors. Maples and Calder, Cayman Islands counsel to Garmin Cayman, has advised that it is likely that the Cayman Islands courts will follow these authorities. As a result, the standard of care required to be met by the director of a Cayman Islands company is that of a reasonably diligent person having both (1) the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to that company, and (2) the specific knowledge, skill and experience that such director actually has. While the standard of care includes a minimum objective standard based upon the functions given to the director in question, the standard may be raised where the director in question has more knowledge, skill and experience than would normally be expected. In addition, and based on a growing body of judicial precedent in England and the Commonwealth, the responsibilities of directors require that they take reasonable steps to place themselves in a position to guide and monitor the management of the company without relying blindly on the judgment of others. However, the duty of care is not absolute and it is still proper for directors to delegate management functions, especially in large companies such as Garmin Cayman.

Indemnification of Directors and Officers; Insurance
The articles of Garmin Cayman provide that to the full extent permitted by the law, Garmin Cayman shall indemnify any current or former director, officer or employee of Garmin Cayman against any expenses, attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending, or completed action, suit or proceeding whether civil, criminal, administrative or investigative.

 The Cayman Islands Companies Llaw does not limit the extent to which a company may indemnify its directors and officers except to the extent that such provision may be held by the Cayman Islands courts to be contrary to public policy. Garmin Cayman’s articles of association provide for the indemnification by Garmin Cayman of the directors and officers of Garmin Cayman to the fullest extent permitted by law.

We believe, based on the interpretation of leading Swiss legal scholars, which is a persuasive authority in Switzerland, that, under Swiss law, the company may indemnify the members of its board of directors and its officers unless the indemnification results from a breach of their duties that constitutes gross negligence or intentional breach of duty of the member of the board of directors or officer concerned. Garmin Switzerland’s articles of association make indemnification of members of the board of directors and officers and advancement of expenses to defend claims against members of the board of directors and officers mandatory on the part of Garmin Switzerland to the fullest extent allowed by Swiss law. Swiss law permits the company, or each member of the board of directors or officer individually, to purchase and maintain insurance on behalf of such members of the board of directors and officers. Garmin Switzerland plans to obtain such insurance from one or more third party insurers.

Provision	Garmin Cayman	Garmin Switzerland

Under the Cayman Islands Companies Law the company, or each director or officer individually, is permitted to purchase and maintain insurance on behalf of such directors and officers.  The articles of association of Garmin Cayman also explicitly permit the company to purchase insurance in respect of any current or former director, officer employee or agent of the company.

Limitation on Director Liability
The Cayman Islands Companies Law in some circumstances permits a company to limit the liability of a director to the company. The considerations under Cayman Islands law with regard to the limitation of a director’s liability are similar to those that apply to the enforcement of provisions relating to the indemnification of directors discussed above under “— Indemnification of Directors and Officers; Insurance.” In summary, a Cayman Islands court will enforce such a limitation except to the extent that enforcement of the relevant provision may be held to be contrary to public policy. Garmin Cayman’s articles of association provide that the directors will have no personal liability to Garmin Cayman or its shareholders for monetary damages for breach of fiduciary duty or other duties as a director, except for:

●     breaching the duty of loyalty to Garmin Cayman or its shareholders;

●     acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law; or

●     any transaction from which a director derived an improper personal benefit.

Swiss law does not permit a company to exempt any member of its board of directors from any liability for damages suffered by the company, the shareholders or the company’s creditors caused by intentional or grossly negligent violation of that board member’s duties. The board members (although they may be only nominees) and the officers of the company are, to the extent of their wrongdoing, liable to the company, the shareholders and the creditors for damage caused by violation of their duties. Within the past few years, there has been a substantial increase in the number of court actions against board members of Swiss companies on the basis that they neglected to supervise the management diligently. However, the general meeting of shareholders may pass a resolution discharging the members of the board of directors from liability for certain limited actions. Such release is effective only for facts that are known or have been disclosed to the shareholders and only vis-à-vis the company and those shareholders who have consented to the resolution or who acquired shares subsequently with knowledge of the resolution. The right of remaining shareholders to claim damages on behalf of the company expires six months after such resolution has passed.

Provision	Garmin Cayman	Garmin Switzerland

Directors’ Conflicts of Interest
As a matter of the common law applied in the Cayman Islands, the director of a Cayman Islands company should seek to avoid placing himself in a position where there is a conflict, or a possible conflict, between the duties he owes to the company and either his personal interest or other duties that he owes to a third party, and if a director is in any way, directly or indirectly, interested in a proposed transaction or arrangement with the company, he must declare the nature and extent of that interest to the other directors at the first opportunity. The duty to avoid conflicting interests extends to contracts with the company, the use of information or opportunities that come to him by virtue of his directorship and actions competing with the company.

Matters that have been authorized by the directors generally or authorized by the provisions of the company’s articles of association will not result in a breach of this common law duty of a director to avoid conflicts of interest.

There is no requirement to maintain a register of director declared interest under the Cayman Islands Companies Law.

The Garmin Cayman articles of association provide that:

●     no director shall be disqualified from contracting with the company, nor shall any contract between the company and any party in which a director has an interest be avoided, nor shall any director  be liable to account to the company for any profit so realized; provided that the director shall declare the nature of his interest at the earliest meeting of the board of directors;

●     any director may be interested in any other company and hold an appointment or office at such company and shall not be liable to account for any remuneration received in such capacity.  The directors may also exercise the voting powers in such shares held by the company in such manner in all respects as they think fit, including passing any resolution to appoint such director or directors as directors or officers of such company;

Swiss law does not have a general provision on conflicts of interest. However, under the Swiss Code a member of the board of directors must safeguard the interests of the company and adhere to a duty of loyalty and a duty of care. This requirement generally disqualifies a member of the board of directors from participating in decisions directly affecting him or her. Breach of these principles may also entail personal liability of a member of the board of directors to the company. In addition, the Swiss Code requires a member of the board of directors to return to the company payments made to the board member if such payments are not made on an arm’s length basis and if the recipient of the payment acted in bad faith. Moreover, other benefits of the company must be returned by a member of the board of directors to the extent that such benefits are obviously disproportionate to the consideration and to the economic situation of the company. A five year limitation period generally applies to a member of the board of director’s obligation to return any such payments or benefits.

Provision	Garmin Cayman	Garmin Switzerland

●     a director may hold any other position in the company and receive such remuneration as the board of directors may determine;

●     a director shall be at liberty to vote on any matter in which he has an interest as set out above, provided that the nature of such interest shall be disclosed by him to the board of directors prior to such vote.

Shareholders’ Suits
In the Cayman Islands the decision to institute proceedings on behalf of a company is generally taken by the board of directors.  In certain limited circumstances, a shareholder may be entitled to bring a derivative action on behalf of the company.  However, the consideration of such suits has been limited. In this regard, the Cayman Islands courts ordinarily would be expected to follow relevant English and Commonwealth precedent, and therefore permit a claim to be brought by a minority shareholder, in respect of a cause of action vested in a Cayman Islands company, in the name of and seeking relief on behalf of the company only:

●     in respect of a cause of action arising from an actual or proposed act or omission involving negligence, default, breach of duty or breach of trust by a director of a company;

●     where the act complained of is illegal or alleged to constitute a fraud against the company or against any minority shareholder; or

●     where the act is beyond the corporate power of the company or otherwise requires approval by a greater percentage of the company’s shareholders than actually approved it;

and, in each case, where the act complained of is not capable of subsequent ratification by any majority of the company’s shareholders at a general meeting. The cause of action may be against the director, another person or both.

Under Swiss law, each shareholder is entitled to file an action for damage caused to the company. The claim of the shareholder is for performance to the company. If the shareholder, based upon the factual and legal situation, had sufficient cause to file an action, the judge has discretion to impose on the company all costs the plaintiff incurred in prosecuting the action.

Shareholders who suffer a direct loss due to an intentional or grossly negligent breach of a member of the board of director’s or officer’s duties may sue in their personal capacity for monetary compensation.

Provision	Garmin Cayman	Garmin Switzerland

A shareholder may be permitted to bring an action in his own name against a Cayman Islands company, director or any other person in respect of any direct loss suffered by such shareholder as a result of any negligence, default, breach of duty or breach of trust. In any such action, however, a loss suffered by the company will not be regarded as a direct loss suffered by the individual shareholder. A shareholder may also be permitted to bring an action on the basis that the company’s affairs are being, or have been, conducted in a manner that is unfairly prejudicial to the interests of shareholders generally or to some shareholders in particular.

Shareholder Consent to Action Without Meeting
The Cayman Islands Companies Law provides that shareholders may take action requiring either an common or special resolution without a meeting only by unanimous written consent, although Garmin Cayman’s articles of association do not permit action to be taken by written consent.
Swiss law does not permit shareholders to act by written consent in lieu of a general meeting of shareholders.

Annual Meetings of Shareholders
Under Garmin Cayman’s articles of association, a general meeting of shareholders is required to be held at least annually. Garmin Cayman’s articles of association provide that at the annual meeting elections will be held for directors whose terms have expired and such other business may be transacted as may properly be brought before such meeting. The annual general meeting shall be held at such time and place as the board of directors shall appoint.

Garmin Cayman's articles of association provide that 10 days' notice in writing (exclusive of the date of service or deemed service) is required and that such notice shall specify the time, place and agenda of the meeting, particulars of the resolutions to be considered and in the case of special business, the general nature of that business.

Under the Swiss Code and Garmin Switzerland’s articles of association, Garmin Switzerland must hold an annual general meeting of shareholders within six months after the end of each fiscal year for the purpose, among other things, of approving the annual financial statements and the annual business report, the appointment of auditors and the annual election of members of the board of directors for the class whose term is expiring. The invitation notice regarding the annual general meetings and the extraordinary general meetings must be published at least 20 days prior to the date of such general meeting in the Swiss Official Gazette of Commerce. The other mandatory notification to registered shareholders in connection with the annual general meeting of the shareholders (information regarding the right to inspect or request delivery of the annual business report and the annual report of the auditor) must be sent to the registered shareholders by letter or electronic mail to the last address registered in the share register at least 20 days prior to the annual general meeting of the shareholders.  The invitation notice of a meeting must state the items on the agenda, the proposals and, in case of elections, the names of the nominated candidates. Annual general meetings of shareholders may be convened by the board of directors or, under certain circumstances, by the auditor. Liquidators and representatives of bond creditors are also entitled to call a general meeting of the shareholders. A general meeting of shareholders can be held anywhere, except in cases where shareholders would be unduly hindered to participate in the meeting. If a resolution that needs to be evidenced by a public deed is passed outside of Switzerland by a general meeting, the commercial register may require evidence that the foreign notarization procedure is equivalent to the Swiss procedure.

Provision	Garmin Cayman	Garmin Switzerland

Extraordinary Meetings of Shareholders
Under Garmin Cayman’s articles of association, an extraordinary general meeting of Garmin Cayman may be called by a majority of the board of directors of Garmin Cayman at such time as it thinks fit.

Notice of all general meetings is to be given to all members of the company other than those members who under the terms of issue of the shares that they hold or under the articles of association of the company, are not entitled to such notice.

An extraordinary general meeting of Garmin Switzerland may be called upon the resolution of the board of directors or, under certain circumstances, by the auditor. Liquidators and representatives of bond creditors are also entitled to call a general meeting of the shareholders. In addition, Swiss law provides that the board of directors is required to convene an extraordinary general meeting of shareholders if so resolved by the general meeting of shareholders, or if so requested by one or more shareholders holding an aggregate of at least 10% of the share capital recorded in the commercial register or - according to leading Swiss legal scholars – holding shares of the company with a par value of at least one million Swiss francs, specifying, among other things, the items for the agenda and their proposals, or if it appears from the stand-alone annual statutory balance sheet that half of the company’s share capital and statutory reserves are not covered by the company’s assets. In the latter case, the board of directors must immediately convene an extraordinary general meeting of shareholders and propose financial restructuring measures.

Record Dates for Shareholder Meetings	Garmin Cayman’s articles of association provide that the record date for any general shareholder meeting may be at any time up to 90 days prior to such meeting.
Garmin Switzerland expects to set the record date for each general meeting of shareholders on a date that is less than 20 calendar days prior to the date of each general meeting and to announce the date of the general meeting of shareholders prior to the record date.

Provision	Garmin Cayman	Garmin Switzerland

Director Nominations; Proposals of Shareholders
Under the Cayman Islands Companies Law, there is no general right for a member to put items on the agenda of a general meeting other than in accordance with the articles of association of the company.

The articles of association of the company contain no specific provisions enabling any member to put items on the agenda of a general meeting or to nominate directors.

Under Swiss law, shareholders representing shares with a nominal value of one million Swiss francs or representing at least 10% of the share capital have the right to request that an item be included on the agenda of a general meeting of shareholders.

The rules regarding the right to request for an item to be included on the agenda of a general meeting of shareholders also apply to the right to nominate one or more directors for election.

Adjournment of Shareholder Meetings
The articles of association of Garmin Cayman provide that if within one hour from the time appointed for the meeting a quorum (being one or more members present in person or by proxy holding not less than a majority of the issued shares of the company entitled to vote at such meeting) the meeting shall stand adjourned to the same day in the next week and at such time and place as shall be decided by the board of directors and if at such adjourned meeting a quorum is not present within one hour from the time appointed for holding the meeting, the members of member present in person or by proxy shall be a quorum and may transact the business for which the meeting was called.

If a quorum is present at such general meeting, the chairman may, with the consent of the general meeting and shall, if so directed by such meeting, adjourn such meeting from time to time and from place to place as the meeting shall determine.

Under Swiss law, in the absence of a quorum relating to a minimum representation of shares, the applicable general meeting of shareholders terminates and a new general meeting of shareholders must be called in accordance with Garmin Switzerland’s articles of association. For any new general meeting, the applicable requirements for calling the meeting and setting a record date would need to be satisfied. See “— Annual Meetings of Shareholders,” “— Extraordinary Meetings of Shareholders” and “— Record Dates for Shareholders Meetings.” As a result of these Swiss law requirements, it is not possible to replicate the adjournment provisions in Garmin Cayman’s articles of association described above.

Voting Rights
Garmin Cayman articles of association provide that each holder of common shares on the relevant record date shall be entitled to cast one vote for each common share registered in the holders name at any general meeting.

There are no limitations imposed by the Cayman Islands Companies Law or Garmin Cayman’s articles of association on the right of nonresident shareholders to hold or vote their common shares.

Each Garmin Switzerland registered share carries one vote at a general meeting of shareholders. Voting rights may be exercised by shareholders registered in Garmin Switzerland’s share register or by a duly appointed proxy of a registered shareholder, which proxy need not be a shareholder. Garmin Switzerland’s articles of association do not limit the number of registered shares that may be voted by a single shareholder.

Provision	Garmin Cayman	Garmin Switzerland

The rights attached to any separate class or series of shares, unless otherwise provided by the terms of the shares of that class or series, may be varied only with the consent in writing of the holders of all of the issued shares of that class or series or by a special resolution passed at a separate general meeting of holders of the shares of that class or series. The necessary quorum for that meeting is the presence in person or by proxy of holders of a majority of the shares of that class or series. Each holder of shares of the class or series present, in person or by proxy, will have one vote for each share of the class or series of which he is the holder. The rights attaching to outstanding shares will not be deemed to be varied by the creation or issuance of additional shares that rank in any respect prior to or equivalent with those shares.

The Cayman Islands Companies Law does not recognize the concept of treasury shares and thus treasury shares would not be entitled to be voted and any general meeting of shareholders.

Any matter submitted to a general meeting at which a quorum is present requires the affirmative vote of a majority of the votes cast unless otherwise required by the Cayman Islands Companies Law.  Under the Cayman Islands Companies  Law, to approve a special resolution, a majority of not less than 2/3 of the votes cast at such meeting is required.  The articles of association of Garmin Cayman provide that a higher threshold of 75% of votes cast is required.  Examples of matters requiring special resolutions include:

●    amending the objects or the memorandum of association of Garmin Cayman;

●    amending the articles of association of Garmin Cayman;

●    approving a change of name of Garmin Cayman;

●    variation of class rights attaching to classes of shares;

To be able to exercise voting rights, holders of the shares must apply to us for enrollment in our share register as shareholders with voting rights. Registered holders of shares may obtain the form of application from our transfer agent. The form of application includes a representation that the holder is holding shares for his own account. Certain exceptions exist for nominees. The board of directors will register Cede & Co., as nominee of DTC, with voting rights with respect to shares held in “street name” through DTC.

If the board of directors refuses to register a shareholder as a shareholder with voting rights, the board will notify the shareholder of such refusal within 20 days of the receipt of the application. Furthermore, the board may cancel, with retroactive application, the registration of a shareholder with voting rights if the initial registration was on the basis of false information in the shareholder’s application. Shareholders registered without voting rights may not participate in or vote at Garmin Switzerland’s shareholders’ meetings, but will be entitled to dividends, preemptive rights and liquidation proceeds. Only shareholders that are registered as shareholders with voting rights on the relevant record date are permitted to participate in and vote at a general shareholders’ meeting.

Treasury shares, whether owned by Garmin Switzerland or one of its majority-owned subsidiaries, will not be entitled to vote at general meetings of shareholders.

Pursuant to the Swiss Code and pursuant to Garmin Switzerland’s articles of association, the shareholders acting at a shareholders’ meeting have the exclusive right to determine the following matters:

●        adoption and amendment of Garmin Switzerland’s articles of association with minor formal exceptions;

●         determination of the number of members of the board of directors as well as their appointment and removal;

Provision	Garmin Cayman	Garmin Switzerland

● redemption of shares; ● the reduction of share capital or any capital redemption reserve fund; and ● liquidation of dissolution of Garmin Cayman.
●         appointment and removal of the auditors;

●         approval of the annual report of the board of directors and the approval of the annual financial statements and (if applicable) the group financial statements;

●         the allocation of profits shown in the balance sheet, in particular the determination of dividends and the profit share of the board of directors;

●         discharge of the members of the board of directors and the persons entrusted with management;

●         approval of Business Combinations (as defined in the articles of association) unless such approval is covered by the inalienable powers of another corporate body; and

●         any other resolutions that are submitted to a general meeting of shareholders pursuant to law or Garmin Switzerland’s articles of association.

Pursuant to Garmin Switzerland’s articles of association, the shareholders generally pass resolutions and votes with a majority of the votes cast (excluding unmarked, invalid and non-exercisable votes (which includes broker non-votes)) unless otherwise provided by Swiss law or Garmin Switzerland’s articles of association.

The Swiss Code and/or Garmin Switzerland’s articles of association require the affirmative vote of at least two thirds of the shares represented at a general meeting and an absolute majority (as defined on page 50) of the par value of such shares to approve the following matters:

●         the amendment to or the modification of the objects of Garmin Switzerland;

●         the creation of shares with privileged voting rights;

Provision	Garmin Cayman	Garmin Switzerland

●         the restriction on the transferability of registered shares;

●         an authorized or conditional increase of the share capital;

●         an increase in the share capital out of equity, by way of a contribution in kind or for purposes of an acquisition of assets and the granting of special benefits;

●        restriction or withdrawal of subscription rights;

●         the relocation of the registered office of Garmin Switzerland;

Part I.I the dissolution of Garmin Switzerland; and

●      merger, demerger and transform-ation resolutions pursuant to the Swiss Merger Act.

Swiss law may also impose this supermajority voting requirement in connection with the sale by Garmin Switzerland of all or substantially all of its assets. In case of a cash-out merger, in which minority shareholders of the company being acquired may be compensated in a form other than through shares of the acquiring company, for instance, through cash or securities of a parent company of the acquiring company or of another company, an affirmative vote of 90% of the outstanding registered shares is required. The same applies to resolutions regarding asymmetric demergers based on the Swiss Merger Act. See “— Appraisal Rights and Compulsory Acquisitions” and “— Shareholder Approval of Business Combinations.”

Subject to certain exceptions, Garmin Switzerland’s articles of association require the affirmative vote of holders of at least 75% of the shares represented at a general meeting (i) for Garmin Switzerland to engage in any Business Combination (as defined in Garmin Switzerland’s articles of association) and (ii) for any change in this provision.

Provision	Garmin Cayman	Garmin Switzerland

Furthermore Garmin Switzerland’s articles of association require the affirmative vote of at least 75% of the shares entitled to vote at the meeting, whether such shares are represented at the meeting or not, (i) for any increase or reduction in the number of members of the board of directors specified in the articles of association and (ii) for any change in this provision.

Generally, the supermajority voting provisions described above, together with Garmin Switzerland’s supermajority voting and quorum provisions described under “— Amendment of Governing Documents” and “— Quorum Requirements,” are required by Swiss law or are designed to provide a close approximation to the supermajority voting and quorum provisions in Garmin Cayman’s articles of association using methods permitted by Swiss law.

See “— Removal of Directors” above for a discussion of the supermajority voting and quorum requirements applicable to the removal of directors.

Amendment of Governing Documents
Under the Companies Law, Garmin Cayman’s memorandum and articles of association may only be amended by a special resolution of its shareholders. The articles of association of Garmin Cayman provide that certain amendments to Garmin Cayman’s articles of association require for a quorum the presence of shareholders holding at least 95% of the shares entitled to vote at the meeting. Garmin Cayman’s board of directors may not effect amendments to Garmin Cayman’s memorandum or articles of association on its own. See “— Quorum Requirements” below. Cayman Islands law does not have the concept of by-laws or organizational regulations or similar documents.

Under the Swiss Code and Garmin Switzerland’s articles of association, Garmin Switzerland’s articles of association may only be amended by a resolution of its shareholders at a general meeting and in the form of a public deed. See “— Voting Rights.”  The adoption of any resolution or election by Garmin Switzerland's shareholders at a shareholders' meeting requires for a quorum the presence of at least a majority of the total number of shares entitled to vote at the meeting, whether such shares are represented at the meeting or not. Other than for the execution of capital increases and in connection with the possible dispensation with regard to the limited statutory examination (Art. 727a of the Swiss Code) Garmin Switzerland’s board of directors may not effect amendments to Garmin Switzerland’s articles of association on its own.

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Under Garmin Switzerland’s articles of association, the board of directors may pass and amend organizational regulations. Under Swiss law, shareholders may not pass or amend organizational regulations but may pass resolutions amending the articles of association to effectively supersede provisions in the organizational regulations to the extent that such amendment is not an inalienable power of the board of directors.

Quorum Requirements
Under the articles of association of Garmin Cayman, the presence of one or more members, in person or by proxy, holding at least a majority of the issued shares generally entitled to vote at a meeting is a quorum for the transaction of all business at such meeting.

Pursuant to Garmin Switzerland's articles of association, the presence of shareholders, in person or by proxy, holding at least a majority of the total number of shares entitled to vote at the meeting, whether such shares are represented at the meeting or not, is a quorum for the transaction of most business.

Under the Swiss Code, the board of directors has no authority to waive quorum requirements stipulated in the articles of association.

Inspection of Books and Records; Special Investigation
Shareholders of a Cayman Islands company do not have any general rights to inspect or obtain copies of the list of shareholders or corporate records of a company (other than the register of mortgages and charges).

Under the articles of association of Garmin Cayman the directors have discretion as to whether and when to make the accounts and the books of the company available for inspection by the members.  The members of the company shall have no rights of inspection thereof.

While in principle a Cayman Islands court may order an examination of the affairs of a Cayman Islands company, the Cayman Islands Companies Llaw does not generally provide for the equivalent of a special investigation under Swiss law.

The Cayman Islands Companies Law requires that the register of mortgages and charges of Garmin Cayman be open to inspection by any member of creditor of the company at all reasonable times.

Although not explicitly stated in the Swiss Code, a shareholder has a right to inspect the share register with regard to his own shares. With respect to the right to inspect the share register with regard to the shares of other shareholders, the inspection right and the related procedure is disputed among legal scholars. The majority of the legal scholars are of the opinion that Article 697 of the Swiss Code is applicable, which provides that the board of directors or alternatively the shareholders’ meeting is competent to decide. Should the inspection be denied the shareholder may challenge the decision in court. Also according to the majority of the legal scholars, a shareholder may only require inspection if he has an interest worthy of protection. An inspection of the whole share register is not possible. The books and correspondence of a Swiss company may be inspected with the express authorization of a general meeting of shareholders or by resolution of the board of directors and subject to the safeguarding of the company’s business secrets. At a general meeting of shareholders, any shareholder is entitled to request information from the board of directors concerning the affairs of Garmin Switzerland. Shareholders may also ask the auditor questions regarding its audit of the company. The board of directors and the auditor must answer shareholders’ questions to the extent necessary for the exercise of shareholders’ rights and subject to prevailing business secrets or other material interests of Garmin Switzerland.

Provision	Garmin Cayman	Garmin Switzerland

Generally, if the shareholders’ inspection and information rights as outlined above have been exercised and prove to be insufficient, any shareholder may propose to a general meeting of shareholders that specific facts be examined by a special commissioner in a special investigation. Such shareholder is not required to comply with the advance notice requirements described above in “— General Meetings of Shareholders” because this matter is not required to be included in the agenda. However, if a shareholder wishes to call an extraordinary general meeting and propose that specific facts be examined by a special commissioner in a special investigation, the shareholder must comply with the requirements to call an extraordinary general meeting and the advance notice requirements described above in “— General Meetings of Shareholders.” If one or more shareholders desires to call an extraordinary general meeting of shareholders to consider the proposal, the shareholders must hold an aggregate of at least 10% of the share capital recorded in the commercial register. According to  leading Swiss legal scholars, also shareholders who own shares with a par value of at least one million Swiss Francs may request a shareholders meeting.  See “— Extraordinary Meetings of Shareholders.” If the general meeting of shareholders approves the proposal, Garmin Switzerland or any shareholder may, within 30 calendar days after the general meeting of shareholders, request the court at Garmin Switzerland’s registered office to appoint a special commissioner. If the general meeting of shareholders rejects the proposal, one or more shareholders representing at least 10% of the share capital or holders of registered shares in an aggregate par value of at least two million Swiss francs may request the court to appoint a special commissioner. The court will issue such an order if the petitioners can demonstrate that corporate bodies or the founders of Garmin Switzerland infringed the law or Garmin Switzerland’s articles of association and thereby damaged the company or the shareholders. The costs of the investigation would generally be allocated to Garmin Switzerland and only in exceptional cases to the petitioners.

Provision	Garmin Cayman	Garmin Switzerland

Transfer and Registration of Shares
Garmin Cayman's share register is determinative of membership in Garmin Cayman.

A written instrument of transfer is required under the Cayman Islands Companies Llaw in order to register on Garmin Cayman's register of members any transfer of shares.  The articles of association of Garmin Cayman further provided that such written instrument of transfer shall be executed by both the transferee and the transferor of the shares (unless, in their sole discretion the board of directors think fit to dispense for the requirement for the transferee to execute the written instrument of transfer.

The articles of association of Garmin Cayman also provide that the directors of the company have absolute discretion to refuse to register a transfer of any share where:

●     such share is not fully paid up; or

●     such share is subject to a lien.

The board of directors may also decline to register any transfer of shares unless:

●     the instrument of transfer is lodged with the company along with the certificate for the shares to which it relates and such other evidence as the directors may reasonably require to show the right of the transferor to make the transfer;

●     the instrument of transfer is in respect of only one class of share;

●     the instrument of transfer is properly stamped (where required);

●     in the case of a transfer to joint holders, the number of holders to which the shares is to be transferred does not exceed four; and

Except as described above in “— Voting Rights,” no restrictions apply to the transfer of Garmin Switzerland registered shares. Garmin Switzerland’s share register will initially be kept by Computershare, which acts as transfer agent and registrar. The share register reflects only record owners of Garmin Switzerland shares. Swiss law does not recognize fractional share interests.

Provision	Garmin Cayman	Garmin Switzerland

● a fee of such amount as any relevant exchange may determine to be payable is paid to the company.

Rights upon Liquidation
Under the Cayman Islands Companies law, the rights of the shareholders to a return of Garmin Cayman's assets on dissolution or winding up, following the settlement of all claims of creditors, may be prescribed in Garmin Cayman's articles of association or the terms of any preferred shares issued by the board of directors from time to time.

Garmin Cayman’s articles of association provide that, upon the liquidation of Garmin Cayman, the liquidator may, having obtained   a special resolution of the company divide among the members in specie the whole or any part of the assets of the company and may for such purpose set such value as he deems fair upon any property to be divided and may determine how such division shall be carried out between the members or different classes of members.  The liquidator may, having obtained a    special resolution, vest the whole or any part of such assets upon trusts for the benefit of the members and the liquidation of the company may be closed.  However, no member shall be compelled to accept any assets, share or other securities in respect of which there is a liability.

Garmin Switzerland’s duration is unlimited. Under the Swiss Code, Garmin Switzerland may be dissolved at any time upon a resolution of the general meeting of shareholders passed by at least two thirds of the votes represented at a general meeting and an absolute majority of the par value of the shares represented. Dissolution by court order is possible if Garmin Switzerland becomes bankrupt, or for cause at the request of shareholders holding at least 10% of Garmin Switzerland’s share capital, or if in the course of incorporation, legal provisions or provisions of the articles of association have been disregarded, and the interests of the creditors or shareholders have been severely jeopardized or infringed thereby. Under the Swiss Code, unless otherwise provided for in the articles of association, any surplus arising out of liquidation, after the settlement of all claims of all creditors, will be distributed to shareholders in proportion to the paid-up par value of registered shares held, with due regard to the preferential rights of individual classes of shares, and subject to Swiss withholding tax requirements.

Enforcement of Civil Liabilities Against Foreign Persons
Garmin Cayman has been advised by Maples and Calder, our Cayman Islands legal counsel that there is no statutory recognition in the Cayman Islands of judgments obtained in the United States nor any relevant treaty in place. However, the courts of the Cayman Islands will in certain circumstances recognize and enforce a non-penal judgment of a foreign court of competent jurisdiction without retrial on the merits. The courts of the Cayman Islands will recognize a foreign judgment as the basis for a claim at common law in the Cayman Islands provided such judgment:

Switzerland and the United States do not have a treaty providing for reciprocal recognition and enforcement of judgments in civil and commercial matters. The recognition and enforcement of a judgment of the courts of the United States in Switzerland is governed by the principles set forth in the Swiss Federal Act on Private International Law. This statute provides in principle that a judgment rendered by a non-Swiss court may be enforced in Switzerland only if:

Provision	Garmin Cayman	Garmin Switzerland

●     is given by a competent foreign court;

●     imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given;

●     is final;

●     is not in respect of taxes, a fine or a penalty; and

●     was not obtained in a manner and is not of a kind the enforcement of which is contrary to the public policy of the Cayman Islands.

●     the foreign court had jurisdiction pursuant to the Swiss Federal Act on Private International Law or if the judgment was rendered by a court located at the domicile of the defendant;

●     the judgment of such foreign court has become final and non-appealable;

●     no reason for refusal in the sense of Article 27 of the Swiss Federal Act on Private International Law is given (in particular, but not limited to, the decision does not contravene Swiss public policy); and

●     the court procedures and the service of documents leading to the judgment were in accordance with the due process of law, the international requirements according to treaties, legal precedent and similar requirements.

THE SPECIAL MEETING

We are furnishing this proxy statement in connection with the solicitation of proxies by Garmin Cayman's board of directors for use at a special court-ordered meeting and an annual general meeting of the shareholders of Garmin Cayman. For information on the annual general meeting, please refer to “Annual Meeting”.

Time, Place and Date of the Special Meeting

The Special Meeting will be held at 9:00 a.m., local time, on May 20, 2010, at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas, 66221, USA.

Purpose of the Special Meeting

             At the Special Meeting, the Garmin Cayman Board will ask you to vote to approve:

•	the Redomestication pursuant to which:

■	the place of incorporation of the ultimate parent holding company of Garmin Cayman and its subsidiaries will be changed from the Cayman Islands to Switzerland through the Scheme of Arrangement; and

■
the shareholders of Garmin Cayman will receive, through an exchange agent, one registered share of Garmin Switzerland in exchange for each common share of Garmin Cayman that they hold and, as a result, will become shareholders of Garmin Switzerland.

•	a motion to adjourn the meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Redomestication.

GARMIN CAYMAN’S BOARD OF DIRECTORS HAS APPROVED THE REDOMESTICATION AND RECOMMENDS
VOTING "FOR" APPROVAL OF THE REDOMESTICATION

Record Date; Voting Rights; Votes Required for Approval

The Cayman Court has fixed March 31, 2010 as the record date for the Special Meeting.

Only registered holders of record of Garmin Cayman common shares on the Record Date are entitled to notice of and to vote at the Special Meeting or any adjournments or postponements of the Special Meeting. You will not be the holder of record of shares that you hold "beneficially." Instead, the depository (for example, Cede & Co., as nominee for DTC) or other nominee will be the holder of record of such shares.

At the Record Date, Garmin Cayman had issued and outstanding [**] common shares, par value $0.005 per share.

At least two registered holders of Garmin Cayman’s common shares as of the Record Date must be present, in person or by proxy, in order for the Special Meeting to proceed.

The Redomestication proposal must be approved by a majority in number of the registered holders of Garmin Cayman’s common shares as of the Record Date present and voting on the proposal, whether in person or by proxy, representing 75% or more in value of Garmin Cayman’s common shares present and voting on the proposal, whether in person or by proxy.  For the purpose of calculating the "majority in number" requirement for the approval of the Redomestication, each Registered Shareholder, present and voting in person or by proxy, will be counted as a single shareholder, regardless of the number of shares voted by that shareholder. If a Registered Shareholder elects to vote a portion of such holder's common shares in favor of the proposal, and a portion against the proposal, then that Registered Shareholder will be counted as one shareholder voting in favor of the proposal and as one shareholder voting against the proposal, thereby effectively canceling out that Registered Shareholder's vote for the purposes of the "majority in number" calculation.

The adjournment proposal, if presented, must be approved by more than 50% of all common shares present and voting, in person or by proxy.

Because the quorum for the Special Meeting is the presence of at least two common shareholders, the Redomestication proposal could be approved with the affirmative vote of less than 50% of the issued and outstanding Garmin Cayman common shares.

Proxies

                   General.     A proxy card is being sent to each Garmin Cayman shareholder as of the record date. Shareholders of record can cast their votes by proxy by:

•	using the Internet or telephone to appoint proxies to cast their vote by following the instructions on the enclosed proxy card; or

•	completing, signing and returning the enclosed proxy card.

                   The procedures for Internet appointment of a proxy are designed to authenticate the appointment of a proxy to cast shareholders' vote by use of a personal identification number. The procedures allow shareholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you are a shareholder of record and you would like to appoint your proxy to vote by Internet, please refer to the specific instructions contained on the enclosed proxy card. If you appoint your proxy to vote by Internet, you do not need to return the enclosed proxy card. In order to be timely processed, an Internet appointment must be received by 1:00 a.m., Central Time, on May 19, 2010.

To vote your shares directly, you may attend the Special Meeting and cast your vote in person. If you hold your Garmin Cayman shares in the name of a broker, depository or nominee, the broker, depository or nominee may generally vote your shares it holds in accordance with instructions received. Shareholders who hold their shares through a broker, depository or nominee must vote their shares in the manner prescribed by their broker. Therefore, please follow the instructions provided by your broker, depository or nominee when voting your Garmin Cayman shares.

Your broker, depository or nominee may not be able to vote your common shares unless the broker, depository or nominee receives appropriate instructions from you. Brokers, depositories or nominees who hold shares on behalf of customers have the authority to vote on "routine" proposals when they have not received instructions from beneficial owners, but are precluded from exercising their voting discretion with respect to proposals for "non-routine" matters. Proxies submitted by brokers, depositories or nominees without instructions from customers for these non-routine matters are referred to as "broker non-votes." We believe the Redomestication Proposal is a proposal for a non-routine matter, so it is important you follow your broker's, depository's or nominee's instructions and vote.

Revocation.     You may revoke your proxy at any time before your proxy is voted at the Special Meeting. You may revoke your proxy any time prior to its exercise by:

•	giving written notice of the revocation to the Company Secretary of Garmin Cayman;

•	appearing at the Special Meeting, notifying the Company Secretary of Garmin Cayman and voting in person;

•	revoking the proxy by telephone or the Internet; or

•	properly completing and executing a later-dated proxy and delivering it to the Company Secretary of Garmin Cayman at or before the Special Meeting.

However, your attendance at the Special Meeting alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change those instructions.

If a properly executed and unrevoked Proxy Card submitted by a shareholder of record  does not specify how the shares represented thereby are to be voted, the  proxy holders intend to vote such shares for the approval of the Redomestication.

If you do not appoint a proxy and you do not vote at the Special Meeting, you will still be bound by the outcome. You are therefore strongly urged to attend and vote at the meeting in person or by proxy.

The accompanying proxy is being solicited by the board of directors of Garmin Cayman. The cost of soliciting proxies will be borne by Garmin Cayman. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, Garmin Cayman will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of Garmin Cayman registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

We expect the Sanction Hearing to be held at 10:00 a.m., local time, on June 4, 2010 at the Grand Court of The Cayman Islands in George Town, Grand Cayman, Cayman Islands. If you are a common shareholder who wishes to appear in person or by counsel at the Sanction Hearing and present evidence or arguments in support of or opposition to the Scheme of Arrangement, you may do so. In addition, the Cayman Court has wide discretion to hear from interested parties. Garmin Cayman will not object to the participation in the Sanction Hearing by any common shareholder who holds shares through a depository, custodian or broker.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, Garmin Cayman had outstanding _______________ Common Shares. The following table contains information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and the executive officers who are named in the Summary Compensation Table; and (iii) all of the directors and the named executive officers as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to Garmin Cayman’s knowledge the holders listed below have sole voting and dispositive power. No officer or director of Garmin Cayman owns any equity securities of any subsidiary of Garmin Cayman.

Name and Address	Common Shares(1)		Percent of Class(2)

Danny J. Bartel Vice President, Worldwide Sales of Garmin International, Inc.	137,979	(3)	*

BlackRock, Inc. (4)	11,226,741		_______	%

Gary L. Burrell(5)	29,563,570	(6)	____	%
Shareholder

Ruey-Jeng Kao(7) Shareholder	12,193,962		____	%

Gene M. Betts Director	10,087	(8)	*

Donald H. Eller, Ph.D. Director	900,786	(9)	*

Andrew R. Etkind Vice President, General Counsel and Corporate Secretary	155,995	(10)	*

Min H. Kao, Ph.D. Director, Chairman and CEO	44,017,580	(11)	_____	%

Charles W. Peffer Director	13,538	(12)	*

Clifton A. Pemble Director, President and COO	158,446	(13)	*

Kevin Rauckman Chief Financial Officer and Treasurer	127,059	(14)	*

Thomas A. McDonnell Director	80,593	(15)	*

Directors and Named Executive Officers as a Group (9 persons)	45,605,063	(16)	_______	%

*	Less than 1% of the outstanding Common Shares
(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to Garmin Cayman’s knowledge, each shareholder named in the table has sole voting power and dispositive power with respect to the shares set forth opposite such shareholder’s name.

(2)	The percentage is based upon the number of shares outstanding as of the Record Date and computed as described in footnote (1) above.
(3)
Mr. Bartel’s beneficial ownership includes 74,300 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date, 2,400 shares that were paid to Mr. Bartel in December 2009 upon vesting of restricted stock units that were awarded to Mr. Bartel in December 2008 under the Garmin Ltd. 2005 Equity Incentive Plan, and 149 shares that were purchased for Mr. Bartel’s account in December 2009 as a participant in Garmin Cayman’s Employee Stock Purchase Plan.  The number of Common Shares reported includes 1,400 shares held in an account on which Mr. Bartel’s spouse has signing authority, over which Mr. Bartel does not have any voting or dispositive power.  Mr. Bartel disclaims beneficial ownership of those shares held in the account on which his spouse has signing authority.

(4)	The information is based on a Schedule 13G dated January 20, 2010 filed by BlackRock, Inc. According to the Schedule 13G, BlackRock, Inc.’s address is 40 East 52nd Street, New York, NY 10022.
(5)	Mr. Burrell’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
(6)
The number of Common Shares reported includes 863,570 Common Shares held by a revocable trust established by Mr. Burrell’s wife, over which Common Shares Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife’s revocable trust.  The number of Common Shares reported also includes 28,700,000 Common Shares that are held by a revocable trust established by Mr. Burrell, over which Common Shares Mr. Burrell shares voting and dispositive power with his son, Jonathan Burrell, who is Mr. Burrell’s attorney-in-fact.

(7)
Mr. Kao’s address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. Mr. Kao is the brother of Dr. Min Kao. The information is based on Amendment No. 5 dated February 2, 2010 to a Schedule 13G dated February 9, 2001.

(8)	Mr. Betts’ beneficial ownership includes 7,087 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(9)	Dr. Eller’s beneficial ownership includes 20,786 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(10)
Mr. Etkind’s beneficial ownership includes 1,129 shares held in the 401(k) Plan, 136,600 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date, 3,000 shares that were paid to Mr. Etkind in December 2009 upon vesting of restricted stock units that were awarded to Mr. Etkind in December 2008 under the Garmin Ltd. 2005 Equity Incentive Plan, and 328 shares that were purchased for Mr. Etkind’s account in December 2009 as a participant in Garmin Cayman’s Employee Stock Purchase Plan.

(11)
Dr. Kao’s address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.  Of the 44,017,580 Common Shares, (i) 10,366,188 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 28,443,568 Common Shares are held by revocable trusts established by Dr. Kao’s children over which Dr. Kao has shared voting and dispositive power, and (iii) 5,207,824 Common Shares are held by a revocable trust established by Dr. Kao’s wife, over which Dr. Kao does not have any voting or dispositive power. Dr. Kao disclaims beneficial ownership of those shares owned by the revocable trust established by his wife and by the revocable trusts established by his children.

(12)	Mr. Peffer’s beneficial ownership includes 9,938 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(13)
Mr. Pemble’s beneficial ownership includes 144,600 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date,  4,000 shares that were paid to Mr. Pemble in December 2009 upon vesting of restricted stock units that were awarded to Mr. Pemble in December 2008 under the Garmin Ltd. 2005 Equity Incentive Plan, and 395 shares that were purchased for Mr. Pemble’s account in December 2009 as a participant in Garmin Cayman’s Employee Stock Purchase Plan.

(14)
Mr. Rauckman’s beneficial ownership includes 113,600 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date,  3,000 shares that were paid to Mr. Rauckman in December 2009 upon vesting of restricted stock units that were awarded to Mr. Rauckman in December 2008 under the Garmin Ltd. 2005 Equity Incentive Plan, and 431 shares that were purchased for Mr. Rauckman’s account in December 2009 as a participant in Garmin Cayman’s Employee Stock Purchase Plan.  The number of Common Shares reported includes 5,100 Common Shares held by a revocable trust established by Mr. Rauckman’s wife, over which Mr. Rauckman does not have any voting or dispositive power, and 300 shares held by revocable trusts established by his children. Mr. Rauckman disclaims beneficial ownership of these shares owned by the revocable trusts established by his wife and children.

(15)	Mr. McDonnell’s beneficial ownership includes 3,885 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
(16)
The number includes 510,796 shares that may be acquired through stock options and stock appreciation rights that are currently exercisable or will become exercisable within 60 days of the Record Date. Individuals in the group have disclaimed beneficial ownership as to a total of 33,658,192 of the shares listed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Garmin Cayman and its subsidiaries as of December 26, 2009 and December 27, 2008, and for the fiscal years ended December 29, 2007, December 27, 2008 and December 26, 2009, incorporated by reference in this proxy statement from Garmin Cayman’s Annual Report on Form 10-K for the year ended December 26, 2009, have been audited by Ernst & Young LLP, Kansas City, Missouri, an independent registered public accounting firm, as stated in their report dated February 24, 2010, which is also incorporated herein by reference.

LEGAL MATTERS

KPMG LLP will pass upon certain U.S. federal income tax consequences of the Redomestication. KPMG AG will pass upon certain Swiss tax consequences of the Redomestication. Stinson Morrison Hecker LLP has advised us as to certain matters, including certain matters under the U.S. securities laws.

SUBMISSION OF FUTURE SHAREHOLDER PROPOSALS

Our annual meeting of shareholders for 2010 is expected to occur on May 20, 2010 following the Special Meeting. In accordance with the rules established by the SEC, any shareholder proposal to be included in the proxy statement for that meeting submitted pursuant to Rule 14a-8 promulgated under the Exchange Act must have already been received by us by December 22, 2009. However, if the date of our 2010 annual general meeting of ordinary shareholders is changed by more than 30 days from the date of our 2009 annual general meeting, then the deadline for receipt of any shareholder proposal submitted pursuant to Rule 14a-8 is a reasonable time before we begin to print and send our proxy materials. We will notify you of this deadline in a Quarterly Report on Form 10-Q or in another communication to you. Shareholder proposals must also be otherwise eligible for inclusion.

In order for a shareholder proposal that is not included in the proxy statement for our 2010 annual meeting of shareholders to be properly brought before the meeting, such proposal must have already been received by us by March 12, 2010.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. These SEC filings are also available to the public on the SEC's website at: http://www.sec.gov.

Our website is located at http://www.garmin.com. Garmin Cayman's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC are available, free of charge, through this website as soon as reasonably practicable after those reports or filings are electronically filed with or furnished to the SEC. Information on our website or any other website is not incorporated by reference in this proxy statement and does not constitute a part of this proxy statement.

The official position of the Cayman Islands Government may also be of interest to you, and may provide possible countervailing considerations to the negative publicity and those other factors which have influenced Garmin's decision to recommend the Redomestication.   The Cayman Islands government publishes news releases from time to time on its official website, www.caymanfinance.gov.ky.

SEC rules and regulations permit us to "incorporate by reference" the information we file with the SEC. This means that we can disclose important information to you by referring you to those documents. Some documents or information, such as that called for by Items 2.02 or 7.01 of Form 8-K, are deemed furnished and not filed in accordance with SEC rules. None of those documents and none of that information is incorporated by reference into this proxy statement. The information incorporated by reference is considered to be part of this proxy statement. Information that we file later with the SEC will automatically update and supersede this information.

We incorporate by reference the documents listed below and any filings we will make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (excluding any information "furnished" but not "filed") following the date of this document, but prior to the date of the meeting. The documents incorporated by reference are:

•	our Annual Report on Form 10-K for the fiscal year ended December 26, 2009;

•	our Current Reports on Form 8-K filed with the SEC on February 3, 2010 and February 24, 2010.

            You may request a free copy of the above filings or any filings subsequently incorporated by reference into this proxy statement (other than any exhibits to such filings not specifically incorporated by reference) by writing or calling:

Director of Investor Relations
Garmin Ltd.
c/o Garmin International, Inc.
1200 East 151st Street
Olathe, KS 66062
USA

Telephone No.: 913-397-8200
Email: investor.relations@garmin.com

In order to ensure timely delivery of these documents, you should make such request by May 14, 2010.

We have not authorized anyone to give any information or make any representation about the Redomestication or about us that differs from or adds to the information in this proxy statement or in the documents incorporated by reference. Therefore, you should not rely upon any information that differs from or is in addition to the information contained in this proxy statement or in the documents incorporated by reference.

The information contained in this proxy statement speaks only as of the date on the cover, unless the information specifically indicates that another date applies.

ANNUAL MEETING

At the Annual Meeting we are seeking your approval of the following matters:

1.	Election of two directors of Garmin Cayman;

2.	Ratification of the appointment of Ernst & Young LLP as Garmin Cayman’s independent registered public accounting firm for the 2010 fiscal year; and

3.	Approval of an amendment to the Garmin Ltd. Employee Stock Purchase Plan.

PROPOSAL ONE – ELECTION OF TWO DIRECTORS

Garmin Cayman’s Articles of Association classify the company’s Board of Directors into three classes and stagger the three year terms of each class to expire in consecutive years.

Garmin Cayman’s nominees for election at this Annual Meeting are Gene M. Betts and Thomas P. Poberezny.  Mr. Betts and Mr. Poberezny are being nominated as Class I directors to hold office for a three-year term expiring at the annual general meeting in 2013.

Mr. Betts is currently a director of Garmin Cayman, having been elected at Garmin Cayman’s annual general meeting in 2007 for a term expiring on the date of this Annual Meeting.  Mr. Betts has indicated that he is willing and able to continue serving as a director if elected and has consented to being named as a nominee in this Proxy Statement.  Mr. Poberezny has indicated that he is willing and able to serve as a director if elected and has consented to being named as a nominee in this Proxy Statement.  If either or both of these nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by Garmin Cayman’s Board of Directors.

Gene M. Betts, age 57, has been a director of Garmin Cayman since March 2001.  Mr. Betts was the Chief Financial Officer of Embarq Corporation from August 2005 to November 2009.  He previously served as Senior Vice President – Finance and Treasurer of Sprint Corporation from 1998 until August 2005.  Mr. Betts is a Certified Public Accountant. Prior to joining Sprint he was a partner in Arthur Young & Co. (now Ernst & Young). Mr. Betts is a director of seven registered investment companies in the Buffalo Funds complex.  Aside from these entities, Mr. Betts has not been a member of the Board of Directors of any other company during the last five years.  The Board of Directors concluded that Mr. Betts should continue to serve as a director of Garmin Cayman because: (1) he has many years of experience as a senior executive of two large corporations; (2) he qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (3) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Thomas P. Poberezny, age 63, is a nominee for election as a director of Garmin Cayman at this Annual Meeting. Mr. Poberezny has been President of the Experimental Aircraft Association, Inc. (“EAA”) since 1989 and has also been Chairman of the EAA since February 2009. The EAA is a non-profit corporation with approximately 160,000 members. The EAA’s mission is to promote and grow general aviation while facilitating innovation. As part of its activities, the EAA organizes the annual EAA AirVenture at Oshkosh, Wisconsin, one of the world’s largest aviation events.  Mr. Poberezny has been Chairman of EAA AirVenture since 1975.  Mr. Poberezny holds a bachelor’s degree in Industrial Engineering from Northwestern University and also received an honorary degree from the Milwaukee School of Engineering.  Mr. Poberezny is an experienced pilot and was the 1973 U.S. Aerobatic Champion and was a member of the 1970-1972 Aerobatic Teams that represented the United States in world competitions. Mr. Poberezny was also a pilot member of the Red Devils/Eagles Aerobatic Team from 1971 to 1995. In 2002 Mr. Poberezny was appointed as a member of the U.S. Centennial of Flight Commission which was established by Act of Congress to celebrate and commemorate 2003 as the 100th anniversary of the Wright brothers’ first flight.  Mr. Poberezny was a member of the board of directors of the Oshkosh branch of US Bank from 1985 to 2006. The Board of Directors has concluded that Mr. Poberezny should be nominated to serve as a director of Garmin Cayman because: (1) his significant experience and relationships in the field of general aviation provide the Board of Directors and  Garmin Cayman with valuable experience and contacts in one of Garmin Cayman’s principal business segments; (2) his 20 years of  experience as President of the EAA, an organization with approximately 160,000 members and 200 employees, has provided him with significant hands-on experience as a chief executive; (3) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THESE NOMINEES.

THE BOARD OF DIRECTORS

Information about present directors

In addition to the Board nominees who are described under Proposal One – Election of Two Directors, the following individuals are also on Garmin Cayman’s Board, for a term ending on the date of the annual general meeting of shareholders in the year indicated.

Directors Serving Until the Annual General Meeting in 2010

Thomas A. McDonnell, age 64, has been a director of Garmin Cayman since March 2001. Mr. McDonnell has been President of DST Systems, Inc. (“DST”) since January 1973 (except for a 30-month period from October 1984 to April 1987), Chief Executive Officer of DST since 1984 and a director of DST since 1971. Mr. McDonnell is also a director of Commerce Bancshares, Inc., Euronet Worldwide, Inc. and Kansas City Southern. During the last five years Mr. McDonnell was also a director of Blue Valley Ban Corp.  On February 3, 2010, Mr. McDonnell informed Garmin Cayman that he voluntarily elected to not stand for reelection to the Board of Directors at the 2010 Annual Meeting.  Therefore, as of the date of the 2010 Annual Meeting Mr. McDonnell will no longer be a member of Garmin Cayman’s Board of Directors.

Directors Serving Until the Annual General Meeting in 2011

Donald H. Eller, age 67, has been a director of Garmin Cayman since March 2001. Dr. Eller has been a private investor since January 1997. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996 he served as a consultant on Global Positioning Systems (“GPS”) and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas.  Dr. Eller has not been a member of the Board of Directors of any other entity during the last five years. The Board of Directors has concluded that Dr. Eller should continue to serve as a director of Garmin Cayman because: (1) his significant experience in the navigation and GPS fields provides the Board of Directors with valuable experience in the technology utilized by Garmin Cayman and its potential applications; (2) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (3) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Clifton A. Pemble, age 44, has served as a director of Garmin Cayman since August 2004 and has been President and Chief Operating Officer of Garmin Cayman since October 2007. He has served as a director and officer of various subsidiaries of Garmin Cayman since August 2003. He has been President and Chief Operating Officer of Garmin International, Inc. since October 2007.  Previously, he was Vice President, Engineering of Garmin International, Inc. from 2005 to October 2007, Director of Engineering of Garmin International, Inc. from 2003 to 2005, Software Engineering Manager of Garmin International, Inc. from 1995 to 2002, and a Software Engineer with Garmin International, Inc. from 1989 to 1995. Garmin International, Inc. is a subsidiary of Garmin Cayman. Mr. Pemble holds BA degrees in Mathematics and Computer Science from MidAmerica Nazarene University.  Mr. Pemble has not been a member of the Board of Directors of any entity other than Garmin Cayman and various subsidiaries of Garmin Cayman during the last five years.  The Board of Directors has concluded that Mr. Pemble should continue to serve as a director of Garmin Cayman because: (1)  he has served Garmin Cayman and its various operating subsidiaries in many important roles for over 20 years; (2) he has a high level of relevant technical and business knowledge and experience; (3) he has a keen understanding of Garmin Cayman’s vision and values; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Directors Serving Until the Annual General Meeting in 2012

Min H. Kao, age 61, has served as Chairman of Garmin Cayman since August 2004 and was previously Co-Chairman of Garmin Cayman from August 2000 to August 2004. He has served as Chief Executive Officer of Garmin Cayman since August 2002 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. Dr. Kao has served as a director and officer of various subsidiaries of Garmin Cayman since August 1990. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University. Dr. Kao has not been a member of the Board of Directors of any entity other than Garmin Cayman and various subsidiaries of Garmin Cayman during the last five years.   The Board of Directors has concluded that Dr. Kao should continue to serve as a director of Garmin Cayman because: (1) he is one of the co-founders of Garmin Cayman and its various subsidiaries and continues to serve Garmin Cayman as its Chairman and Chief Executive Officer; (2) he has a high level of relevant technical and business knowledge and experience; (3) he is uniquely positioned to understand and communicate Garmin Cayman’s vision and values; and (4) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Charles W. Peffer, age 62, has been a director of Garmin Cayman since August 2004. Mr. Peffer was a partner in KPMG LLP and its predecessor firms from 1979 to 2002 when he retired. He served in KPMG’s Kansas City office as Partner in Charge of Audit from 1986 to 1993 and as Managing Partner from 1993 to 2000. Mr. Peffer is a director of NPC International, Inc., Sensata Technologies Holding N.V. and of the Commerce Funds, a family of eight mutual funds.  Aside from these entities, Mr. Peffer has not been a member of the Board of Directors of any other entity during the last five years. The Board of Directors has concluded that Mr. Peffer should continue to serve as a director of Garmin Cayman because: (1) his significant experience with KPMG and its predecessor firms gives him strong qualifications to be a member of the Audit Committee of the Board of Directors, and he qualifies as an “audit committee financial expert” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002; (2) he meets the requirements to be an independent director as defined in the listing standards for the NASDAQ Global Select Market; and (3) he satisfies the general criteria described below under “Nominating and Corporate Governance Committee”.

Director Independence

The Board of Directors has determined that Messrs. Betts, Eller, Peffer and McDonnell, who constitute a majority of the Board, are independent directors as defined in the listing standards for the NASDAQ Global Select Market.  The Board of Directors has also determined that Mr. Poberezny, if elected, would be an independent director as defined in the listing standards for the NASDAQ Global Select Market.

Board of Directors Meetings and Standing Committee Meetings

Meetings

The Board of Directors held four meetings and took action by unanimous written consent six times during the fiscal year ended December 26, 2009.  Four executive sessions of the independent directors were held in 2009. The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee (the “Nominating Committee”). During the 2009 fiscal year, the Audit Committee held  four meetings and took action by unanimous written consent once, the Compensation Committee held five meetings and took action by unanimous written consent three times, and the Nominating Committee held one meeting. Each director attended at least 75% of the aggregate of: (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served. It is Garmin Cayman’s policy to encourage directors to attend the company’s Annual Meeting.  Five of the six directors of Garmin Cayman attended the 2009 annual general meeting.

Audit Committee

Messrs. Peffer (Chairman), Betts and McDonnell serve as the members of the Audit Committee.  Because Mr. McDonnell will no longer be a member of the Board of Directors as of the date of the Annual Meeting, he will also no longer be a member of the Audit Committee as of the date of the Annual Meeting.  If elected to the Board of Directors, Mr. Poberezny will also serve as a member of the Audit Committee.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on Garmin Cayman’s website at www.garmin.com. The functions of the Audit Committee include overseeing Garmin Cayman’s financial reporting processes on behalf of the Board, and appointing, and approving the fee arrangement with, Ernst & Young LLP, the Garmin Cayman’s independent registered public accounting firm. The Board of Directors has determined that Mr. Betts, Mr. Peffer and Mr. McDonnell are “audit committee financial experts” as defined by the SEC regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that all the members of the Audit Committee are independent (as defined by the listing standards of the NASDAQ Global Select Market).

Compensation Committee

Messrs. Betts (Chairman), Eller, Peffer and McDonnell serve as the members of the Compensation Committee.  Because Mr. McDonnell will no longer be a member of the Board of Directors as of the date of the Annual Meeting, he will also no longer be a member of the Compensation Committee as of the date of the Annual Meeting.  If elected to the Board of Directors, Mr. Poberezny  will also serve as a member of the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at www.garmin.com.  The primary responsibilities of the Compensation Committee are to (a) review, approve and oversee  Garmin Cayman’s compensation programs, objectives and policies for senior executives, (b) ensure that Garmin Cayman’s compensation programs and practices are effective in attracting, retaining and motivating highly qualified executives, (c) determine the Chief Executive Officer’s compensation level and the components and structure of his compensation package, (d) recommend to the Board the respective compensation levels of the other principal senior officers and the components and structure of their compensation packages, (e) review and approve any employment, change of control or severance agreements with the Chief Executive Officer and other principal senior officers, (f) review and approve executive compensation disclosures made in Garmin Cayman’s proxy statements, (g) recommend to the Board any changes in the amount, components and structure of compensation paid to non-employee directors, (h) serve as the Committee administering the Company’s equity-based incentive plans, and (i) annually review with management succession plans for all principal senior officers.  The Board of Directors has determined that all the members of the Compensation Committee are independent (as defined by the listing standards of the NASDAQ Global Select Market).  The processes and procedures for considering and determining executive compensation, including the Compensation Committee’s authority and role in the process, its delegation of authority to others, and the roles of Garmin Cayman executives and third-party executive compensation consultants in making decisions or recommendations on executive compensation, are described in “Executive Compensation Matters – Compensation Discussion and Analysis” below.

Nominating and Corporate Governance Committee

Messrs. Betts, Eller (Chairman), Peffer and McDonnell serve as the members of the Nominating and Corporate Governance Committee.  Because Mr. McDonnell will no longer be a member of the Board of Directors as of the date of the Annual Meeting, he will also no longer be a member of the Nominating and Corporate Governance Committee as of the date of the Annual Meeting.  If elected to the Board of Directors, Mr. Poberezny will also serve as a member of the Nominating and Corporate Governance Committee.  The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee.  A copy of the Nominating Committee Charter is available on the Company’s website at www.garmin.com.   The primary responsibilities of the Nominating and Corporate Governance Committee are to (a) evaluate the composition, size, role and functions of the Board and its committees to oversee the business of Garmin Cayman, (b) determine director selection criteria, (c) recommend and evaluate nominees for election to the Board, (d) advise the Board on committee appointments and removals, (e) evaluate the financial literacy of the Audit Committee members, (f) evaluate the independence of director nominees and Board members under applicable laws, regulations and stock exchange listing standards, (g) create and implement a process for the Board to annually evaluate its performance, and (h) recommend to the Board Corporate Governance Guidelines and review such Guidelines periodically.  The Board of Directors has determined that all the members of the Nominating and Corporate Governance Committee are independent (as defined by the listing standards of the NASDAQ Global Select Market).

In selecting candidates for nomination at the annual meeting of Garmin Cayman’s shareholders, the Nominating Committee and Corporate Governance begins by determining whether the incumbent directors whose terms expire at the meeting desire and are qualified to continue their service on the Board. The Nominating and Corporate Governance Committee is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Board the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to their work as a collective body. Accordingly, it is the policy of the Nominating and Corporate Governance Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating and Corporate Governance Committee’s criteria for membership on the Board, whom the Nominating Committee believes will continue to make a valuable contribution to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board vacancies and the Nominating and Corporate Governance Committee does not re-nominate a qualified incumbent, the Nominating and Corporate Governance Committee will consider and evaluate director candidates recommended by the Board, members of the Nominating and Corporate Governance Committee, management and any shareholder owning one percent or more of t Garmin Cayman’s outstanding Common Shares.

The Nominating and Corporate Governance Committee will use the same criteria to evaluate all director candidates, whether recommended by the Board, members of the Nominating and Corporate Governance Committee, management or a one percent shareholder. A shareholder owning one percent or more of Garmin Cayman’s outstanding Common Shares may recommend director candidates for consideration by the Nominating Committee by writing to the Company Secretary, by facsimile at (345) 640-9051 or by mail at Garmin Ltd., P.O. Box 10670, Grand Cayman KY1-1006, Suite #3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands. Any such recommendation must be delivered to the Company Secretary not less than 180 days prior to the annual general meeting at which the candidate is proposed for consideration as a nominee. The recommendation must contain the proposed candidate’s name, address, biographical data, a description of the proposed candidate’s business experience, a description of the proposed candidate’s qualifications for consideration as a director, a representation that the nominating shareholder is a beneficial or record owner of one percent or more of Garmin Cayman’s outstanding shares (based on the number of outstanding shares reported on the cover page of Garmin Cayman’s most recently filed Annual Report on Form 10-K) and a statement of the number of Garmin Cayman’s shares owned by such shareholder. The recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director of Garmin Cayman if nominated and elected. A shareholder may not recommend him or herself as a director candidate.

The Nominating and Corporate Governance Committee requires that a majority of Garmin Cayman’s directors be independent and that any independent director candidate meet the definition of an independent director under the listing standards of the NASDAQ Global Select Market. The Nominating and Corporate Governance Committee also requires that at least one independent director qualify as an audit committee financial expert. The Nominating and Corporate Governance Committee also requires that an independent director candidate should have either (a) at least ten years experience at a policy-making level or other level with significant decision-making responsibility in an organization or institution or (b) a high level of technical knowledge or business experience relevant to Garmin Cayman’s technology or industry. In addition, the Nominating and Corporate Governance Committee requires that an independent director candidate have such financial expertise, character, integrity, ethical standards, interpersonal skills and time to devote to Board matters as would reasonably be considered to be appropriate in order for the director to carry out his or her duties as a director.

In evaluating a director candidate (including the nomination of an incumbent director), the Nominating and Corporate Governance Committee considers, among other things, whether the candidate meets the Nominating and Corporate Governance Committee’s requirements for independent director candidates, if applicable. The Nominating Committee also considers a director candidate’s skills and experience in the context of the perceived needs of the Board at the time of consideration, and whether a diversity of skills and experience would be beneficial at the time.  Additionally, in recommending an incumbent director for re-election, the Nominating and Corporate Governance Committee considers the nominee’s prior service to Garmin Cayman’s Board and continued commitment to service on the Board.  Garmin Cayman does not have a formal policy regarding diversity among director candidates.

Board Leadership Structure and Role in Risk Oversight

Dr. Kao is the Chief Executive Officer of Garmin Cayman and the Chairman of the Board of Directors.  Garmin Cayman does not have a lead independent director.  Instead, all of the independent directors play an active role on the Board of Directors.  The independent directors make up a majority of Garmin Cayman’s Board of Directors, and a majority of the independent directors are or have been leaders in industry with a history of exercising critical thought and sound judgment.   The Board of Directors believes this Board leadership structure is appropriate because Dr. Kao is a co-founder of Garmin Cayman, which gives him a unique perspective of the company’s history, vision and values, and because of his significant ownership of Garmin Cayman stock, which aligns his interests with those of Garmin Cayman’s shareholders.  In addition, the Board of Directors believes that having one person serve as both Chief Executive Officer and Chairman of the Board of Directors demonstrates for our employees, strategic partners, customers and shareholders that Garmin Cayman has one clear leader.

The entire Board of Directors performs the risk oversight role.  Garmin Cayman’s Chief Executive Officer and President and Chief Operating Officer are members of the Board of Directors, and Garmin Cayman’s Chief Financial Officer and its General Counsel regularly attend Board meetings, which helps facilitate discussions regarding risk between the Board of Directors and Garmin Cayman’s senior management, as well as the exchange of risk-related information or concerns between the Board of Directors and the senior management.  Further, the independent directors meet in executive session at the majority of the regularly scheduled Board meetings to voice their observations or concerns and to shape the agendas for future Board meetings.

The Board of Directors believes that, with these practices, each director has an equal stake in the Board’s actions and oversight role and equal accountability to Garmin Cayman and its shareholders.

Shareholder Communications with Directors

The Board of Directors has established a process to receive communications from shareholders. Shareholders may communicate with the Board or with any individual director of Garmin Cayman by writing to the Board or such individual director in care of the Company Secretary, by facsimile at (345) 640-9051 or by mail at Garmin Ltd., P.O. Box 10670, Grand Cayman KY1-1006, Suite #3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands. All such communications must identify the author as a shareholder, state the number of shares owned by the author and state whether the intended recipients are all members of the Board or just certain specified directors. The Company Secretary will make copies of all such communications and send them to the appropriate director or directors.

Compensation Committee Interlocks and Insider Participation; Certain Relationships

None of the members of the Compensation Committee is, or has ever been, an officer or employee of Garmin Cayman or any of its subsidiaries. During 2009, Garmin Cayman had no compensation committee interlocks of the type required to be disclosed by the rules of the SEC.

Garmin Cayman has adopted a written policy for the review by the Audit Committee of transactions in which Garmin Cayman is a participant and any related person will have a direct or indirect material interest in the transaction.  This policy is generally designed to cover those related party transactions that would be required to be disclosed in a proxy statement, annual report on Form 10-K or registration statement pursuant to Item 404(a) of Regulation S-K.  However, the policy is more encompassing in that the amount involved in a transaction covered by the policy must only exceed $60,000 while disclosure under Item 404(a) is required only if the amount involved exceeds $120,000.  The policy defines the terms "transaction," and "related person" in the same manner as Item 404(a) of Regulation S-K.

If the nature of the timing of a related party transaction is such that it is not practical to obtain advance approval by the Audit Committee, then management may enter into it, subject to ratification by the Audit Committee.  If ratification is not subsequently obtained, then management must take all reasonable efforts to cause the related person transaction to be null and void.

The Audit Committee will approve or ratify only those related party transactions that it determines in good faith are in, or are not inconsistent with, the best interests of Garmin Cayman and its shareholders.  In making that determination, the Audit Committee shall consider all of the relevant facts and circumstances available to it, including the benefits to Garmin Cayman and whether the related party transaction is on terms and conditions comparable to those available in arms-length dealing with an unrelated third party that can provide comparable products or services.

The Audit Committee will also annually review ongoing related party transactions after considering all relevant facts and circumstances.  The Audit Committee will then determine if those transactions should be terminated or modified based on whether it is still in the best interests, or not inconsistent with the best interests, of Garmin Cayman and its shareholders.

Non-Management Director Compensation

Each director of Garmin Cayman, who is not an officer or employee of Garmin Cayman or of a subsidiary of Garmin Cayman, is compensated for service on the Board and its committees.  The annual director compensation package at Garmin Cayman is designed to attract and retain highly-qualified, independent professionals to represent Garmin Cayman’s shareholders.

Garmin Cayman’s 2009 director compensation package was comprised of cash (annual board and committee chair retainers) and stock option grants.

Each director, who is not an officer or employee of Garmin Cayman or its subsidiaries (a “Non-Management Director”), was paid an annual retainer of $50,000.  Each Non-Management Director, who chairs a standing committee of the Board (other than the Audit Committee), also received an annual retainer of $5,000.  The Non-Management Director who chairs the Audit Committee received an annual retainer of $10,000.  In addition, each Non-Management Director was paid $1,500 for each Board meeting convened in person and $500 for attending each Board meeting convened by teleconference.  For each Audit Committee meeting convened in person or by teleconference, each Non-Management Director was paid $1,000.  For each Compensation Committee or Nominating and Corporate Governance Committee meeting, convened on a separate day from a Board meeting, each Non-Management Director was paid $1,500 for each committee meeting convened in person and $500 for attending each meeting convened by teleconference.  Directors are also reimbursed for reasonable travel expenses for attending Board and Committee meetings.

The Non-Management Directors may also be granted awards, including among others, options to buy Common Shares, pursuant to the 2000 Non-Employee Directors’ Option Plan, as determined by the Compensation Committee (as defined in such plan).

Each year at the annual general meeting, each Non-Management Director will automatically be granted an option for a number of Common Shares equal to four times the annual retainer divided by the fair market value of a share on the grant date.  If a Non-Management Director first joins the Board at a time other than the annual general meeting, he or she will receive a pro-rata grant for that year.  The option price per share will be 100% of the fair market value of a share on the date of grant based on the closing stock price on that day.  The options vest in equal installments over three years, subject to acceleration in the event the Non-Management Director terminates his or her directorship on the account of death, disability or an involuntary termination within one year after a change in control of Garmin.  These options have a term of 10 years.  Under the 2000 Non-Employee Directors’ Option Plan the Board may adjust from time to time the automatic option grant formula.

Garmin does not have formal stock ownership guidelines for its directors.

Under Taiwan banking practice, the chairman of a company is generally required to personally guarantee the company’s loans and mortgages. During 2009, Dr. Kao, as chairman of Garmin Corporation, a Taiwan subsidiary of Garmin Cayman, received compensation from Garmin Corporation in the amount of $40,537 for his personal guarantee of Garmin Corporation’s obligations.

2009 Non-Management Director Compensation

The following table shows the compensation paid to our Non-Management Directors in 2009:

Name	Fees Earned Or Paid in Cash ($)	Stock Awards ($)	SAR/Option Awards ($) [1]	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gene Betts	$65,500		$63,383	$-	$-	$-	$128,883

Donald Eller	$65,500		$63,383	$-	$-	$-	$128,883

Thomas McDonnell	$58,000		$63,383	$-	$-	$-	$121,383

Charles Peffer	$70,500		$63,383	$-	$-	$-	$133,883

1 This column show s the grant date fair value of stock options granted in 2009 to each of the non-management directors.  As of December 26, 2009, Messrs. Betts, Eller, McDonnell and Peffer, respectively, owned 18,818, 32,517, 32,292, and 21,742 outstanding stock option awards.

PROPOSAL TWO:  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP has acted as Garmin Cayman’s independent registered public accounting firm since 2000 and has been appointed by the Audit Committee to audit and certify Garmin Cayman’s financial statements for the fiscal year ending December 25, 2010.

Representatives of Ernst & Young LLP will be present at the Annual Meeting.  They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

The affirmative vote of the holders of a majority of Common Shares present in person or by proxy and entitled to vote at the Annual Meeting is required for ratification of this appointment.  If Garmin Cayman’s shareholders do not ratify the appointment of Ernst & Young, the Audit Committee will reconsider whether to appoint Ernst & Young as the Company’s independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS GARMIN CAYMAN’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2010 FISCAL YEAR.

PROPOSAL THREE: APPROVAL OF AN AMENDMENT TO THE GARMIN LTD. EMPLOYEE STOCK PURCHASE PLAN, AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2010.

The Garmin Ltd. Employee Stock Purchase Plan (as amended to date, the “Plan”) was initially approved by Garmin Cayman’s Board of Directors on October 20, 2000 and was initially approved by Garmin Cayman’s shareholders on October 24, 2000.  The objective of the Plan is to provide an opportunity for eligible employees of Garmin Cayman and its participating subsidiaries to acquire a proprietary interest in Garmin through the purchase of Common Shares.

The Plan was most recently amended and restated by Garmin Cayman’s Board of Directors on December 11, 2009 to be effective January 1, 2010.  None of these recent changes required shareholder approval.

A new amendment to the Plan is being proposed to increase the number of Common Shares reserved for sale and authorized for issuance under the Plan.  The amendment must be approved by shareholders in order for Garmin to continue to be able to provide eligible employees with the opportunity to acquire shares under the Plan.  The Garmin Cayman Board of Directors has approved the proposed amendment, subject to shareholder approval.  The amendment will not be effective unless and until we obtain shareholder approval.  If our shareholders approve the amendment, the amendment will be effective as of May 20, 2010.

The following general description of material features of the Plan, as proposed to be amended, is qualified in its entirety by reference to the provisions of the Plan, as proposed to be amended, set forth in Annex H hereto.

Proposed Amendment to the Plan

We propose to increase the number of Common Shares reserved for sale and authorized for issuance under the Plan from 2,000,000 to 4,000,000.

General

The Plan is administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee") of Garmin.  Under the proposed amendment to the Plan, 4,000,000 Common Shares will be reserved for sale and authorized for issuance under the Plan. Common Shares sold under the Plan may be newly-issued Common Shares, outstanding Common Shares reacquired in private transactions or open market purchases, or any combination of the foregoing.  If any option granted under the Plan shall for any reason terminate without having been exercised, the Common Shares not purchased under such option shall again become available for issuance under the Plan.  In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of Garmin, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the Common Shares available for purchase under the Plan.

Under the Plan and except with respect to certain of our non-U.S. participating subsidiaries for which the Plan contains less restrictive eligibility requirements, each person who is an employee of the Company whose customary employment is for more than twenty (20) hours per week and for more than five (5) months per calendar year, and who does not own (nor has the option or right to acquire) 5% or more of the total combined voting power or value of all outstanding shares of the Company is eligible to participate in the Plan and to purchase that number of shares of Common Stock having a purchase price equal to not more than 10% of the employee’s annual compensation.  Approximately 5,800 individuals are eligible to participate in the Plan.

There are two accumulation periods in each calendar year under the Plan.  The Plan’s accumulation periods are January 1 through June 30 and July 1 through December 31.  Eligible employees who elect to participate in the Plan will accumulate funds during an accumulation period through payroll deduction (participants may elect to authorize payroll deductions under the Plan of between 1% and 10% of their base earnings per payroll period).  At the end of the accumulation period Common Shares will be purchased for each participant using the funds accumulated during the accumulation period. The purchase price per Common Share purchased for each participant under the Plan will be the lesser of (A) 85% of the fair market value of a Common Share on the last stock trading day of the accumulation period, or (B) 85% of the fair market value of a Common Share on the first stock trading day of the accumulation period.  “Fair market value” for this purpose means the closing price of a Common Share on the applicable date as reported on the Nasdaq Stock Market.

Federal Income Tax Consequences

Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of participating in the Plan are as described below.  The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof.

No federal income tax consequences arise at the time of an eligible employee’s enrollment in the Plan or upon the purchase of Common Shares under the Plan.  Amounts withheld by payroll deduction are subject to federal income tax as though those amounts had been paid in cash.

If a participant disposes of Common Shares purchased under the Plan within two years after the enrollment date for an accumulation period or within one year after the transfer of the Common Shares to the participant, the participant will have included in his or her compensation, taxable as ordinary income in the year of such disposition, an amount equal to the difference between (A) the fair market value of the Common Shares on the date of purchase, and (B) the price paid for the Common Shares, regardless of the price received in connection with the disposition of the Common Shares.  The amount that is taxable as ordinary income is added to the purchase price and becomes part of the cost basis for those Common Shares for federal income tax purposes. If the disposition of the Common Shares involves a sale or exchange, the participant generally will also realize a short-term capital gain or loss equal to the difference between his or her cost basis (calculated pursuant to the preceding sentence) and the proceeds from the sale or exchange.

If a participant disposes of Common Shares purchased under the Plan on a date that is both more than two years after the enrollment date for an accumulation period and more than one year after the transfer of the Common Shares to the participant, or if the participant dies at any time while owning Common Shares purchased under the Plan, the participant (or his or her estate) will have included in his or her compensation, taxable as ordinary income in the year of disposition (or death), an amount equal to the lesser of:

(i)	the excess of the fair market value of the Common Shares on the enrollment date for the accumulation period over the purchase price paid by the participant for the Common Shares; or

(ii)	the excess of the fair market value of the Common Shares on the date of disposition (or death) over the purchase price paid by the participant for the Common Shares.

The amount that is taxable as ordinary income is added to the cost basis of those Common Shares for federal income tax purposes.  The cost basis is therefore the sum of the purchase price of the Common Shares and the ordinary income recognized from the formula above.  If the disposition of the Common Shares involves a sale or exchange, the participant will also realize a long-term capital gain or loss equal to the difference between his or her cost basis and the proceeds from the sale or exchange.

New Plan Benefits

It is not presently possible to determine the benefits or amounts that will be received by any particular employee or groups in the future.

Vote Required for Approval of Amendment

The affirmative vote of the holders of a majority of the Common Shares represented and voting at the Annual Meeting in person or by proxy is required for the approval of the amendment to the Garmin Ltd. Employee Stock Purchase Plan, Amended and Restated Effective January 1, 2010.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO THE GARMIN LTD. AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN, AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2010.

AUDIT MATTERS

Report of Audit Committee

This report is submitted by the Audit Committee of the Board of Directors.

The Board of Directors pursues its responsibility for oversight of the Company’s financial reporting process through the Audit Committee. The Board of Directors, in its business judgment, has determined that all members of the Audit Committee are independent and financially literate as required by the applicable listing standards of the NASDAQ. The Audit Committee operates pursuant to a charter adopted by the Board of Directors, as amended and restated on February 9, 2009, a copy of which is posted on the Company’s website at http://www8.garmin.com/aboutGarmin/invRelations/documents/Audit_Committee_Charter_2_9_09.pdf. The Audit Committee and the Board of Directors annually review and assess the adequacy of the charter.

The Audit Committee meets regularly with the independent auditor, management and the Company’s internal auditors. The independent auditor and the Company’s internal auditors have direct access to the Audit Committee, with and without the presence of management representatives, to discuss the scope and results of their work and their comments on the adequacy of internal accounting controls and the quality of financial reporting.

In performing its oversight function, the Audit Committee reviewed and discussed Garmin Cayman’s audited consolidated financial statements for the fiscal year ended December 26, 2009 with management and with Ernst & Young LLP, the independent registered public accounting firm retained by Garmin Cayman to audit its financial statements. The Audit Committee received and reviewed management’s representation and the opinion of the independent registered public accounting firm that Garmin Cayman’s audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm during the 2009 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and No. 90 (Audit Committee Communications) and other standards of the Public Company Accounting Oversight Board, rules of the SEC and other applicable regulations.

The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence and discussed with Ernst & Young LLP the independence of their firm. The Audit Committee considered whether the non-audit services provided by Ernst & Young LLP are compatible with their independence.

Based upon the review and discussions referenced above, the Audit Committee recommended to  Garmin Cayman’s Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in Garmin Cayman’s Annual Report on Form 10-K for the fiscal year ended December 26, 2009, for filing with the SEC.

Audit Committee

Charles W. Peffer, Chairman
Gene M. Betts
Thomas A. McDonnell

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed to Garmin Cayman for the fiscal year ended December 26, 2009 and the fiscal year ended December 27, 2008 by Garmin Cayman’s independent registered public accounting firm, Ernst & Young LLP (dollars listed in thousands):

	2009		2008

Audit Fees	$2,093		$2,355
Audit Related Fees	$24	(a)(b)	$356
Tax Fees	$48	(b)(c)	$119
All Other Fees	$12	(d)	$2

Total:	$2,177		$2,832

(a)
Audit related fees for 2009 comprise fees for consents needed for additional SEC filings and acquisition due diligence. Audit related fees for 2008 comprise primarily fees for financial statement audits of employee benefit plans and acquisition due diligence.

(b)	The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of Ernst & Young.

(c)
Tax fees for 2009 comprise $36 for tax compliance/preparation and $12 for tax planning and tax advice.  Tax fees for 2008 comprise $60 for tax compliance/preparation and $59 for tax planning and tax advice.

(d)	All other fees for 2009 comprise $2 for on-line subscription fees and $10 for assistance with systems implementation in Europe. All other fees for 2008 comprise $2 for on-line subscription fees

Pre-Approval of Services Provided by the Independent Auditor

The Audit Committee has adopted a policy that requires advance approval by the Committee of all audit, audit-related, tax services and other services performed by Ernst & Young. The policy provides for pre-approval by the Audit Committee annually of specifically defined services up to specifically defined fee levels. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before Ernst & Young is engaged to perform it. The Audit Committee has delegated to the Audit Committee Chairman authority to approve permitted services provided that the Chairman reports any such approval decisions to the Audit Committee at its next meeting. The Audit Committee pre-approved all services that Ernst & Young rendered to Garmin Cayman and its subsidiaries in 2009.

EXECUTIVE COMPENSATION MATTERS

Compensation Committee Report

The Compensation Committee reviewed and discussed with management the “Compensation Discussion and Analysis” section of this Proxy Statement.  Based upon such review and discussion, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” section be included in this Proxy Statement.

Compensation Committee

Gene M. Betts (Chairman)
Donald H. Eller
Thomas A. McDonnell
Charles W. Peffer

Compensation Discussion and Analysis

Objectives of the Compensation Program

The objectives of Garmin Cayman’s executive compensation program are to:

•	Provide fair, reasonable and competitive compensation to executives in order to attract, motivate and retain a highly qualified executive team;

•	Reward executives for individual performance and contribution;

•	Provide incentives to executives to enhance shareholder value;

•	Reward executives for long-term, sustained individual and Company performance;

•	Provide executive compensation that is internally equitable among the executives and equitable in relation to the broader Garmin employee population; and

•	For non-management directors, provide fair, reasonable and competitive compensation to attract and retain highly qualified, independent professionals to represent Garmin Cayman shareholders.

Role of Executive Officers

Dr. Kao discussed with the Compensation Committee compensation recommendations for each of the executives, other than himself.  In making compensation recommendations, Dr. Kao considered each executive’s performance and other relevant factors, including the scope of each executive’s position and responsibilities, the achievement of Company goals, the current business environment and anticipated changes, executive retention and recruitment considerations, the mix of fixed compensation (e.g. base salary) versus variable compensation (e.g. performance-based cash bonus and longer-term incentive), and the level of risk associated with the executives’ total direct compensation package.  Dr. Kao and Mr. Pemble regularly attended meetings of the Compensation Committee in 2008 and 2009, but are not members of the Compensation Committee and do not vote on Compensation Committee matters.  Dr. Kao and Mr. Pemble, however, were not present for certain portions of Compensation Committee meetings, such as when the Compensation Committee discussed their respective performance or individual compensation.

Role of Compensation Consultant

The Compensation Committee engaged Towers Perrin, an independent compensation consulting firm during 2008, to (i) assess the competitiveness of the 2009 pay levels of the executive officers listed in the Summary Compensation Table of this proxy statement (the “Named Executive Officers”); (ii) summarize executive pay trends; and (iii) assist the Compensation Committee with proxy compliance.

Towers Perrin performed a competitive review and analysis of base salary and other components of Garmin’s compensation program, relative to two identified comparator groups and survey market data.  The comparator groups were created with input from management and the Committee from among the companies that participate in Towers Perrin’s survey database. The two groups were a “high performing” group of 21 companies selected using the criteria of NASDAQ 100 companies with a least one of the following metrics at or above the median: (a) three-year total shareholder return, (b) three-year net income growth or (c) three-year revenue growth.  The second group was a related industry group of 41 companies selected on the basis that they were in similar industries to Garmin Cayman.  Towers Perrin’s review contained detailed information on base salaries, annual incentive bonuses and equity incentives for each named executive officer, as well as Towers Perrin’s overall findings regarding pay competitiveness.  The Compensation Committee considered the information, findings and recommendations of Towers Perrin, but all decisions on executive compensation matters were made solely by the Compensation Committee.

Towers Perrin was engaged by and reported directly to the Compensation Committee.  Towers Perrin worked with the Compensation Committee through management in reviewing Garmin Cayman’s executive compensation program.

Benchmarking Pay

In previous years, consistent with the recommendation of Towers Perrin, the Compensation Committee targeted total direct compensation for Garmin’s Named Executive Officers at the 25th percentile of the comparator groups.  In 2009, Towers Perrin recommended that the Compensation Committee consider the competitiveness of Garmin Cayman’s targeted total direct compensation, rather than actual total direct compensation because Towers Perrin considers it a better practice to calibrate competitiveness to the target compensation of the comparator groups rather than the actual compensation.

While the Compensation Committee did not target each element of pay at the 25th percentile individually, the Compensation Committee did consider the competitive data from each peer group equally when assessing the competitiveness of Garmin Cayman’s base salary, target incentive levels, target total cash and target total direct compensation.  Garmin Cayman’s executive base salary is competitive with the 25th percentile of both comparator groups, but Garmin Cayman’s executive target total cash and target total direct compensation are below the 25th percentile of both comparator groups. Compared to the high-performing comparator group, Garmin Cayman was 46% below the 25th percentile for total cash compensation and 27% below the 25th percentile for total direct compensation.  Compared to the related industry group, Garmin Cayman was 40% below the 25th percentile for total cash compensation and 16% below the 25th percentile for total direct compensation.  In setting executive compensation for 2009, the Compensation Committee considered that, even though Garmin Cayman’s executive compensation as a whole is significantly below the 25th percentile of both comparator groups, (1) the general adverse macro-economic conditions that were prevalent in late 2008 when the Compensation Committee set 2009 executive compensation could present financial challenges for Garmin Cayman in 2009; and (2) Garmin Cayman has not experienced  executive recruiting or retention issues.

NASDAQ 100 Comparator Group

The NASDAQ 100 Comparator Group used for the purpose of benchmarking 2009 compensation for Garmin Cayman’s Named Executive Officers consists of the following 21 companies with 25th percentile revenues of approximately $4.2 billion:

Amgen Inc	eBay Inc.	Intel Corp.	Sprint Nextel Corp.
Apple Inc.	Fiserv Inc.	Medimmune Inc.	Staples Inc.
Applied Materials Inc.	Genzyme Corp.	QUALCOMM Inc.	Starbucks Corp.
Celgene Corp.	Gilead Sciences Inc.	Sigma Aldrich Corp.	Sun Microsystems Inc.
Cisco Systems Inc.	Honeywell International, Inc.	Sirius XM Radio, Inc.	Whole Foods Market Inc.
Yahoo Inc.

Related Industry Comparator Group

The Related Industry Comparator Group used for the purpose of benchmarking 2009 compensation for Garmin Cayman’s Named Executive Officers consists of the following 41 companies with 25th percentile revenues of approximately $2.8 billion:

Advanced Medical Optics Inc.	Cubic Corp.	Microsoft Corp.	Seagate Technology
Advanced Micro Devices	Dell Inc.	Millipore Corp.	Sony Ericsson Mobile Communications
Agilent Technologies Inc.	Eastman Kodak Inc.	Motorola Inc.	Sprint Nextel Corp.
AMETEK Inc.	Embarq Corp.	National Semiconductor Corp.	Sun Microsystems Inc.
Apple Inc.	EMC Corp (Mass)	NCR Corp.	Texas Instruments Inc.
Applied Materials Inc.	Emerson Electric Co.	Nike Inc.	Trane Corp.
Avaya Inc.	GTECH Holdings Corp.	Nortel Networks Corp.	United States Cellular Corp.
Beckman Coulter Inc.	Harman International Industries Inc.	PerkinElmer Inc.	Xerox Corp.
Cincinnati Bell Inc.	Harris Corp.	Plexus Corp.
Cisco Systems Inc.	Intel Corp.	QUALCOMM Inc.
Crown Castle International Corp.	Lexmark International Inc.	Qwest Communications International Inc.

The Committee noted that certain companies, including Apple Inc., Applied Materials Inc., Cisco Systems, Inc. and QUALCOMM Inc., are included in both comparator groups.  The Committee believed the overlap was appropriate because the companies met the selection criteria for both comparator groups.

Elements of Compensation

Garmin Cayman’s executive compensation program consists of the following elements:

Current Year’s Performance: Salary and Annual Incentives

Base Salary

Executives are paid a base salary as compensation for the performance of their primary duties and responsibilities. The base salary for Garmin Cayman’s chief executive officer is determined annually by the Compensation Committee.  The Compensation Committee’s deliberations regarding the base salary of the chief executive officer are made without the chief executive officer being present.  The base salary is based on the Compensation Committee’s assessment of the chief executive officer’s individual performance and the financial and operating performance of Garmin, as well as on an analysis of the base salaries of chief executive officers of other companies using the two comparator groups described above.  However, when setting Dr. Kao’s base salary, the Compensation Committee also considers Dr. Kao’s significant ownership of Garmin stock.

The base salary for each of the other executives is reviewed annually and is based upon the recommendation of the chief executive officer and the executive’s individual duties and responsibilities, experience and overall performance, as well as on an analysis of the market and competitive data, including data from the two comparator groups described above.

When setting 2009 base salaries in December 2008 the Compensation Committee considered, among other things, that (1) the general adverse macro-economic conditions that were prevalent at the time could present financial challenges for Garmin Cayman in 2009; (2) Garmin Cayman has not experienced any problems recruiting or retaining executives; and (3) the executives received significant increases in base salaries in December 2007 for 2008 to bring them up to more competitive levels relative to the comparator peer groups.   Accordingly, the Compensation Committee did not increase base salaries for Dr. Kao or Mr. Pemble, and increased base salaries for Messrs. Rauckman, Etkind and Bartel by only approximately 3.75%, 3.75% and 4.0%, respectively.  These base salary increases were generally consistent with the base salary increases provided generally to Garmin Cayman’s non-executive employees in 2009.

The following table shows the base salary of each of the Named Executive Officers in 2007, 2008 and 2009:

Name	2007	2008	2009[1]
Dr. Kao	$320,201	$500,011	$500,010
Mr. Pemble	$310,002	$500,503	$500,002
Mr. Rauckman	$300,001	$400,001	$415,001
Mr. Etkind	$300,002	$400,002	$415,002
Mr. Bartel	$230,001	$350,002	$364,001

Annual Incentive Awards

In 2009, Garmin’s Named Executive Officers, including the chief executive officer, each received a $203 annual Christmas cash bonus.  This is the same annual Christmas bonus that was paid to all employees of Garmin’s principal U.S. subsidiary.

In order to reduce the overall risk in the total direct compensation package (since more than 75% of total direct compensation had been historically delivered in the form of SARs) and to better balance the overall compensation mix (between cash and equity), Towers Perrin recommended during 2008 that Garmin Cayman consider implementing a formalized annual incentive bonus program for Named Executive Officers.  At its December 2008 meeting, the Compensation Committee adopted the Garmin Ltd. 2009 Cash Incentive Bonus Plan.  Under the plan, if Garmin’s operating income for the 2009 fiscal year equaled or exceeded the operating income for the 2008 fiscal year, then each executive would have received a cash bonus equal to between 50% and 150% of his individual target bonus (if the executive also met the other eligibility requirements under the Plan).  Garmin Cayman’s chief executive officer did not participate in the plan given his large ownership of Garmin Cayman stock.  For the other Named Executive Officers, the target bonuses for 2009 ranged from 19% to 25% of their 2009 base salaries.   For purposes of this plan, “operating income” means Garmin Cayman’s consolidated operating income as represented in its audited consolidated financial statements included in its annual report on Form 10-K for the 2009 fiscal year.  Because Garmin’s operating income for the 2009 fiscal year was less than the operating income for the 2008 fiscal year, none of the executives received any bonus under the plan for 2009.

At its December 2009 meeting, the Compensation Committee adopted the Garmin Ltd. 2010 Cash Incentive Bonus Plan.  Under this plan, a target bonus is set for each Named Executive Officer.  Under the plan, if Garmin Cayman’s operating income for the 2010 fiscal year equals or exceeds the operating income for the 2009 fiscal year, then each Named Executive Officer (other than the chief executive officer who does not participate in the plan given his large ownership of Garmin Cayman stock) will receive a cash bonus equal to between 25% and 100% of his individual target bonus (if the executive also meets the other eligibility requirements under the plan).  Garmin Cayman’s chief executive officer will not participate in the plan given his large ownership of Garmin Cayman stock.  For the other Named Executive Officers, the target bonuses for 2010 range from 39% to 45% of their 2010 base salaries. The difference between the ranges in the 2010 Cash Incentive Bonus Plan and the 2009 Cash Incentive Plan resulted from a change in the 2010 plan, which now is structured so a Named Executive Officer can receive a maximum of 100% of the target bonus amount.  In the 2009 plan, a Named Executive Officer could receive a maximum of 150% of the target bonus amount.  For purposes of this plan, “operating income” means Garmin Cayman’s consolidated operating income as represented in its audited consolidated financial statements included in its annual report on Form 10-K for the 2010 fiscal year.

1 The base salaries shown for 2009 are the annualized base salaries based on a year with 26 pay periods. There were 27 pay periods in 2009 so the actual compensation period was higher.

The cash bonus amount for each Named Executive Officer under the 2010 Cash Incentive Bonus Plan will be calculated as follows:

Operating Income Growth	Amount of Individual Bonus Target

Less than 0%	No Bonus Eligible to be Paid

Between 0% and 4.99%	(25% + 5 x Operating Income Growth%) x Individual Bonus Target

Between 5% and 9.99%	(50% + 10 x Operating Income Growth% -5%) x Individual Bonus Target

10% or greater	100%

The individual bonus targets under the 2010 Cash Incentive Bonus Plan are as follows: Mr. Pemble-$250,000, Mr. Rauckman-$175,000, Mr. Etkind-$175,000, Mr. Bartel-$150,000.

Longer-Term Performance: Stock-Settled Appreciation Rights, Restricted Stock Units and Performance Shares

Prior to 2008, the Named Executive Officers' longer-term incentive compensation consisted only of stock-settled stock appreciation rights (SARs).  In 2009, the Compensation Committee decided to move toward longer-term incentive compensation that provides more balanced risk and opportunity by shifting from SARs to a combination of restricted stock units (RSUs) and performance shares, as discussed below.

Because the chief executive officer owns a significant amount of Garmin Cayman shares, and, therefore, already has significant incentive to create shareholder value, he is not awarded SARs, RSUs, performance shares or any other form of equity compensation.  The number of SARs, RSUs and performance shares awarded to each executive is determined by the Compensation Committee after considering the recommendation of the chief executive officer and the executive’s individual duties and responsibilities, experience and overall performance.  Factors considered by the Compensation Committee in evaluating individual performance include the executive’s performance relative to his peers, the nature and scope of the executive’s position and responsibilities, retention considerations and the current business environment.

Stock-Settled Stock Appreciation Rights

As is required under the terms of our equity compensation plans, the grant value of each of the SARs is the fair market value of Garmin Cayman stock on the date of grant.  The Compensation Committee historically believed that stock-settled SARs effectively manage equity dilution and share usage, while strongly linking the earnings of executives with the interests of shareholders.

The following table shows the grant date fair value of the SARs awarded to each of the Named Executive Officers (other than the chief executive officer) in 2007 and 2008 (no SARs were awarded to any of the Named Executive Officers in 2009):

Name	2007 SARs	2008 SARs
Mr. Pemble	$1,559,600	$461,500
Mr. Rauckman	$1,222,550	$369,200
Mr. Etkind	$1,222,550	$369,200
Mr. Bartel	$1,011,150	$276,900

No SARs were granted to the Named Executive Officers in 2009 and the number of SARS awarded in 2008 as compared to 2007 decreased because in June 2008 the Compensation Committee decided to shift the form of longer-term incentive compensation from SARs only to a more balanced combination of RSUs and performance shares, as discussed above.

Restricted Stock Units

This element of longer-term incentive compensation is designed to both assist in balancing risk in the longer-term incentive compensation program and to enhance executive retention.  RSUs are full value awards with time-based vesting.  While RSUs are dependent upon share price appreciation for increased value, they also offer downside risk protection because they continue to have value even if the share price declines from the price on the date of grant.  Furthermore, the time-based vesting feature requires that a Named Executive Officer remain with the company for a period of time before the awards are vested, enhancing retention.

The following table shows the grant date fair value of the RSUs awarded to each of the Named Executive Officers (other than the chief executive officer) in 2008 and 2009 (no RSUs were awarded prior to 2008):

Name	2008 RSUs	2009 RSUs
Mr. Pemble	$391,800	$304,500
Mr. Rauckman	$293,850	$203,102
Mr. Etkind	$293,850	$203,102
Mr. Bartel	$235,080	$142,202

Performance Shares

This element of the longer-term incentive compensation is designed to focus the Named Executive Officers on delivering business performance and shareholder value over the next three years.  The Compensation Committee believes that these awards further align the interests of the executives with those of Garmin Cayman’s shareholders.  Under the award agreements for awards granted to executives in 2008, if Garmin Cayman’s pro forma net income for the 2011 fiscal year exceeds Garmin's pro forma net income for its 2008 fiscal year by 30% or more, then each Named Executive Officer is eligible to earn a number of Garmin shares specified in his award agreement at the end of fiscal year 2011.  As defined in the award agreements, “pro forma net income” means net income calculated using U.S. generally accepted accounting principles as represented in Garmin’s annual audited consolidated financial statements included in its annual reports on Form 10-K plus annual income tax provision, plus interest expense, minus interest income, plus foreign currency loss, minus foreign currency gain, plus loss on the sale of equity securities, minus gain on the sale of equity securities, plus other expense, minus other income.

Under the award agreements for awards granted to executives in 2009, if the growth in Garmin Cayman’s operating income for the fiscal year 2010 through fiscal year 2012 period equals or exceeds 20%, then each of the Named Executive Officers is eligible to earn a number of Garmin Cayman shares specified in his award agreement at the end of fiscal year 2012.

For purposes of the 2009 award agreements, “operating income” means Garmin Cayman’s consolidated operating income as represented in its audited consolidated financial statements included in its annual report on Form 10-K.

The following table shows the grant date fair value of the performance shares awarded to each of the Named Executive Officers (other than the chief executive officer who did not receive any grant of performance shares) in 2008 and 2009 (no performance shares were awarded prior to 2008):

Name	2008 Performance Shares	2009 Performance Shares
Mr. Pemble	$195,900	$206,544
Mr. Rauckman	$117,540	$123,920
Mr. Etkind	$117,540	$123,920
Mr. Bartel	$97,950	$103,256

Benefits; Retirement Contributions

Garmin Cayman’s executives participate in the same benefits and are covered by the same plans on the same terms as provided to all the salaried employees of Garmin Cayman’s principal U.S. subsidiary.  As is the case with all such salaried employees, Garmin matches the executives’ contributions to Garmin’s 401(k) plan and makes an additional employer contribution to this plan.  In 2009, for all employees, including the Named Executive Officers, (a) for every dollar the employee contributed to the plan up to 10% of the employee's salary, Garmin contributed 75 cents, and (b) Garmin made an additional contribution equal to 5% of the employee's salary, whether or not the employee contributed to the plan.  No salary in excess of $230,000 was taken into account for either of the foregoing contributions.

Other Considerations

Perquisites

Consistent with Garmin Cayman’s belief that executive compensation should be internally equitable among the executives and in relation to the broader Garmin employee population, Garmin Cayman does not provide any perquisites to any of its executives.

Executive Ownership; Policies Regarding Hedging

Garmin Cayman does not have formal executive ownership guidelines.  However, Garmin Cayman executives receive a large portion of their total direct compensation in Garmin Cayman stock appreciation rights, time-based restricted stock units and performance-based performance shares.  Garmin Cayman does not have any policies regarding the hedging of the economic risk of stock ownership.

Adjustment or Recovery of Awards or Payments

In the event that the performance measures upon which compensation awards are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment, the Compensation Committee would consider on a case-by-case basis whether to adjust such award or recover such award from the executive who received the award.  Garmin Cayman does not have a formal policy that would require such an adjustment to or recovery of such an award.

Tax and Accounting Considerations

The Compensation Committee reviews projections of the estimated accounting and tax impact of all material elements of the executive compensation program.  Generally, an accounting expense is accrued over the requisite service period of the particular pay element (generally equal to the performance period) and Garmin realizes a tax deduction upon the payment to/realization by the executive.

Section 162(m) of the Internal Revenue Code (the “Code”) generally provides that publicly-held corporations may not deduct in any one taxable year compensation in excess of $1 million paid to the chief executive officer and certain other highly compensated executive officers unless such compensation qualifies as “performance-based compensation” as defined in the Code and related tax regulations.  The Compensation Committee believes it has taken the steps required to exclude from the calculation of the $1 million compensation expense limitation any performance-based awards granted under the 2000 Equity Incentive Plan and the 2005 Equity Incentive Plan to the Named Executive Officers.

Severance Benefits

Garmin Cayman does not have executive employment agreements or executive severance agreements with any of its executives.

Change-in-Control Benefits

In the event that an executive’s employment is terminated without cause, or the executive resigns with good reason, within twelve months following a change in control of Garmin Cayman, all of the executive’s unvested stock options and SARs would immediately become exercisable and all of the executive’s unvested RSUs and performance shares would immediately become payable. Such accelerated vesting is the only benefit that would be received by the executives upon a change in control, and such benefit would also be received by all other Garmin employees who own unvested stock options, SARs, RSUs or performance shares.  This change-in-control protection is designed to provide adequate protection for executives so that they may focus their efforts on effective leadership, rather than significant compensation loss, during a time that Garmin Cayman is considering or undertaking a change in control.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table shows 2009, 2008 and 2007 compensation for the Chief Executive Officer, the Chief Financial Officer and the three highest paid executive officers other than the Chief Executive Officer and the Chief Financial Officer (collectively, the “Named Executive Officers”):

Name & Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	SARs/Option Awards ($) [3]	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) [4]	Total ($)

Min H. Kao
Chairman & Chief Executive Officer	2007	$320,201	$25,000	$0	$0	$0	$77,698	$422,899
	2008	$500,011	$203	$0	$0	$0	$80,520	$580,734
	2009	$519,242	$203	$0	$0	$0	$70,007	$589,452

Clifton A. Pemble
President & Chief Operation Officer	2007	$310,002	$100,000	$0	$1,559,600	$0	$22,992	$1,992,594
	2008	$500,503	$203	$587,700	$461,500	$0	$23,569	$1,573,475
	2009	$519,234	$203	$511,044	$0	$0	$28,263	$1,058,743

Kevin S. Rauckman
Chief Financial Officer & Treasurer	2007	$300,001	$80,000	$0	$1,222,550	$0	$22,992	$1,625,543
	2008	$400,001	$203	$411,390	$369,200	$0	$23,549	$1,204,343
	2009	$430,963	$203	$327,022	$0	$0	$26,828	$785,015

Andrew R. Etkind
Vice President, General Counsel & Secretary	2007	$300,002	$90,000	$0	$1,222,550	$0	$30,742	$1,643,294
	2008	$400,002	$203	$411,390	$369,200	$0	$28,903	$1,209,698
	2009	$430,964	$203	$327,022	$0	$0	$29,349	$787,538

Danny J. Bartel
Vice President, Worldwide Sales	2007	$230,001	$72,188	$0	$1,011,150	$0	$26,742	$1,340,081
	2008	$350,002	$203	$333,030	$276,900	$0	$27,251	$987,386
	2009	$378,002	$203	$245,458	$0	$0	$29,276	$652,939

1 Annual discretionary cash incentive awards based on financial and non-financial factors considered by the Compensation Committee, as discussed in the Compensation Discussion and Analysis section.

2This column shows the grant date fair value with respect to the RSUs and performance shares granted in 2007, 2008 and 2009.  See the Grants of Plan-Based Awards table for information on awards made in 2009.

3This column shows the grant date fair value with respect to the SARs and stock options granted in 2007, 2008 and 2009.  See the Grants of Plan-Based Awards table for information on awards made in 2009.

4All Other Compensation for each of the Named Executives for 2007, 2008 and 2009 includes amounts contributed by the Company (in the form of profit sharing and matching contributions) to the trust and in the Named Executive Officers' benefit under the Company's qualified 401(k) plan.  With respect to 2009, for each Named Executive Officer $12,250 was contributed as a profit sharing contribution under the qualified 401(k) plan; Dr. Kao, Mr. Etkind and Mr. Bartel received $16,500 in company matching contributions related to the qualified 401(k) plan; Mr. Pemble and Mr. Rauckman received $12,375 in company matching contributions related to the qualified 401 (k) plan.   Dr. Kao’s All Other Compensation includes payments in each of 2007, 2008 and 2009 for personal guarantees of Garmin Corporation, in accordance with Taiwan banking practice.  In 2009, the amount of such payment to Dr. Kao was $40,537.  All Other Compensation for 2007, 2008 and 2009 includes for all Named Executives premiums on life insurance.  With respect to Mr. Etkind, his 2007 All Other Compensation includes a referral bonus in the amount of $4,000 paid to him under a plan applicable to all employees, which pays a cash bonus for referring candidates for engineering positions who are hired by Garmin, and his 2008 All Other Compensation includes a 10-year anniversary award in the amount of $1,604 paid to him in accordance with Garmin's service award program.  With respect to Dr. Kao and Mr. Pemble, their 2009 All Other Compensation includes a 20-year anniversary award in the amount of $2,917.58 paid to each of them in accordance with Garmin's service award program.  With respect to Mr. Rauckman, his 2009 All Other Compensation includes a 10-year anniversary award in the amount of $1,603.86 paid to him in accordance with Garmin's service award program.

Grants of Plan-Based Awards

The following table provides information for each of the Named Executive Officers regarding 2009 grants of RSUs and Performance Shares:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#) [3]	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards [4]

Min H. Kao

Clifton A. Pemble	12/11/2009							10,000			$304,500
	12/27/2009				6,667	6,667	6,667				$206,544
	12/11/2009	$62,500	$250,000	$250,000

Kevin S. Rauckman	12/11/2009							6,670			$203,102
	12/27/2009				4,000	4,000	4,000				$123,920
	12/11/2009	$43,750	$175,000	$175,000

Andrew R. Etkind	12/11/2009							6,670			$203,102
	12/27/2009				4,000	4,000	4,000				$123,920
	12/11/2009	$43,750	$175,000	$175,000

Danny J. Bartel	12/11/2009							4,670			$142,202
	12/27/2009				3,333	3,333	3,333				$103,256
	12/11/2009	$37,500	$150,000	$175,000

1 Represents the threshhold, target, and maximum estimated potential payouts under our Garmin Ltd. 2010 Cash Incentive Bonus Plan.  Each performance objective under the plan has a threshold achievement level, below which there would be no payout, a target achievement level, at which the target opportunity would be paid, and a maximum achievement level, at which 100% of the target would be paid.
2 Awards made in the form of Performance Share Units on December 27, 2009.
3 Awards made in the form of Restricted Stock Units on December 11, 2009.
4 This column represents the grant date fair value of RSUs and performance shares.  For RSUs and performance shares, that amount is calculated by multiplying the closing price of Garmin shares on the NASDAQ stock market on the date of grant by the number of shares awarded.  For additional information on the valuation assumptions with respect to the 2009 grants, refer to Note 9 of Garmin’s financial statements in the Form 10-K for the fiscal year ended December 26, 2009, as filed with the SEC.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information for each of the Named Executive Officers regarding outstanding equity awards held by them as of December 26, 2009:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option / SAR Exercise Price ($)	Option / SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) [5]
Min H. Kao	-		-	-	-	-	-	-	-		-

Clifton A. Pemble	24,000	(1)	-	-	$19.94	09/23/14	-	-	16,000	(3)	$495,680
	20,000	(1)	-	-	$27.27	12/23/13	-	-	10,000	(3)	$309,800
	12,000	(1)	-	-	$10.38	12/21/11	-	-	10,000	(4)	$309,800
	20,000	(1)	-	-	$14.90	12/26/12	-	-	6,667	(4)	$206,544
	5,000	(2)	20,000	-	$50.97	06/06/18	-	-	-		-
	10,000	(2)	15,000	-	$105.33	12/04/17	-	-	-		-
	8,000	(2)	12,000	-	$63.31	06/08/17	-	-	-		-
	12,000	(2)	8,000	-	$51.07	12/05/16	-	-	-		-
	12,000	(2)	8,000	-	$46.15	06/09/16	-	-	-		-
	12,000	(2)	3,000	-	$30.66	12/16/15	-	-	-		-
	9,600	(2)	2,400	-	$21.59	06/23/15	-	-	-		-

Kevin S. Rauckman	20,000	(1)	-	-	$10.38	09/23/14	-	-	12,000	(3)	$371,760
	15,000	(1)	-	-	$14.90	12/23/13	-	-	6,670	(3)	$206,637
	15,000	(1)	-	-	$27.27	12/26/12	-	-	6,000	(4)	$185,880
	10,000	(1)	-	-	$19.94	12/21/11	-	-	4,000	(4)	$123,920
	8,000	(2)	2,000	-	$21.59	06/23/15	-	-	-		-
	4,000	(2)	16,000	-	$30.66	06/06/18	-	-	-		-
	9,000	(2)	6,000	-	$46.15	06/09/16	-	-	-		-
	9,000	(2)	6,000	-	$51.07	12/05/16	-	-	-		-
	6,000	(2)	9,000	-	$63.31	06/08/17	-	-	-		-
	8,000	(2)	12,000	-	$105.33	12/04/17	-	-	-		-
	9,600	(2)	2,400	-	$50.97	12/16/15	-	-	-		-

Andrew R. Etkind	20,000	(1)	-	-	$7.00	12/7/2010	-	-	12,000	(3)	$371,760
	9,000	(1)	-	-	$10.38	12/21/2011	-	-	6,670	(3)	$206,637
	17,000	(1)	-	-	$14.90	12/26/2012	-	-	6,000	(4)	$185,880
	17,000	(1)	-	-	$27.27	12/23/2013	-	-	4,000	(4)	$123,920
	20,000	(1)	-	-	$19.94	9/23/2014	-	-	-		-
	8,000	(2)	2,000	-	$21.59	6/23/2015	-	-	-		-
	4,000	(2)	16,000	-	$50.97	06/06/18	-	-	-		-
	9,600	(2)	2,400	-	$30.66	12/16/15	-	-	-		-
	9,000	(2)	6,000	-	$46.15	06/09/16	-	-	-		-
	9,000	(2)	6,000	-	$51.07	12/05/16	-	-	-		-
	8,000	(2)	12,000	-	$105.33	12/04/17	-	-	-		-
	6,000	(2)	9,000	-	$63.31	06/08/17	-	-	-		-
							-	-
Danny J. Bartel	10,000	(1)	-	-	$27.27	12/23/13	-	-	9,600	(3)	$297,408
	10,000	(1)	-	-	$14.90	12/26/12	-	-	4,670	(3)	$144,677
	7,000	(1)	-	-	$10.38	12/21/11	-	-	5,000	(4)	$154,900
	10,000	(1)	-	-	$19.94	09/23/14	-	-	3,333	(4)	$103,256
	4,000	(2)	1,000	-	$21.59	06/23/15	-	-	-		-
	3,000	(2)	12,000	-	$50.97	06/06/18	-	-	-		-
	6,000	(2)	4,000	-	$46.15	06/09/16	-	-	-		-
	7,500	(2)	5,000	-	$51.07	12/05/16	-	-	-		-
	6,000	(2)	9,000	-	$63.31	06/08/17	-	-	-		-
	6,000	(2)	9,000	-	$105.33	12/04/17	-	-	-		-
	4,800	(2)	1,200	-	$30.66	12/16/15	-	-	-		-
1 Represents non-qualified stock options
2 Represents stock appreciation rights
3 Represents restricted stock units
4 Represents performance shares
5 Determined by multiplying the number of unearned shares by $30.98, which was the closing price of Garmin shares on the NASDAQ stock market on December 24, 2009.  Subject to the award, the amounts included in this column with respect to performance shares assume that the performance goals will be achieved and that all of the perfornamce shares will be paid.  The actual determination as to whether the performance goals were achieved will not be made until after the end of the applicable performance periods on December 31, 2011 and December 31, 2012.

Option Exercises and Stock Vested

None of the Named Executive Officers exercised any stock options or SARs in 2009. The following stock awards vested in December 2009:

Name	Stock Awards
	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Min H. Kao	-	$—

Clifton A. Pemble	4,000	$120,560

Kevin S. Rauckman	3,000	$90,420

Andrew R. Etkind	3,000	$90,420

Danny J. Bartel	2,400	$72,336

Potential Post-Employment Payments

None of the Named Executive Officers has an employment agreement or severance agreement with Garmin Cayman.  In the event that (a) a Named Executive Officer dies or becomes disabled, or (b) a Named Executive Officer’s employment is terminated without cause, or a Named Executive Officer resigns with good reason, within twelve months following a change of control of Garmin Cayman, all of the Named Executive Officer’s unvested stock options and stock appreciation rights would immediately become exercisable and all of the Named Executive Officer’s unvested RSUs and performance shares would immediately become payable.  Such accelerated vesting is the only benefit that would be received by a Named Executive Officer upon a change in control and such benefit would also be received by all other employees of Garmin Cayman or its subsidiaries who own unvested stock options, stock appreciation rights, restricted stock units or performance shares.  The following table lists the estimated current value of such acceleration of vesting.

Estimated Current Value of Potential Post-Employment Benefits[1]
Name	Voluntary	For Cause	Death	Disability	Without Cause	Involuntary Termination within 12 months of Change in Control
Min H. Kao	$-	$-	$-	$-	$-	$-

Clifton A. Pemble	$-	$-	$1,345,320	$1,345,320	$-	$1,345,320

Kevin S. Rauckman	$-	$-	$912,097	$912,097	$-	$912,097

Andrew R. Etkind	$-	$-	$907,745	$907,745	$-	$907,745

Danny J. Bartel	$-	$-	$710,015	$710,015	$-	$710,015

1 Value of unvested SAR grants and RSU/PSU awards, based on of $30.98 per share, the closing price of the Company’s shares on the Nasdaq Stock Market on December 24, 2009.

SHAREHOLDER PROPOSALS

To be properly brought before the Annual Meeting, a proposal must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

If the Redomestication has not been effected by the date of the next annual general meeting of shareholders and a holder of Garmin Cayman Common Shares wishes to present a proposal for inclusion in Garmin Cayman’s proxy statement for next year’s annual general meeting of shareholders, such proposal must be received by Garmin Cayman on or before December 21, 2010.  Such proposal must be made in accordance with Rule 14a-8 promulgated by the SEC and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin Cayman, P.O. Box 10670, Grand Cayman KY1-1006, Suite #3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands.

If the Redomestication has been effected by the date of the next annual general meeting of shareholders and a holder of Garmin Switzerland shares wishes to present a proposal for inclusion in Garmin Switzerland’s proxy statement for next year’s annual general meeting of shareholders, such proposal must be received by Garmin Switzerland on or before December 21, 2010. Such proposal must be made in accordance with Rule 14a-8 promulgated by the SEC and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin Switzerland, c/o Klauser & Partner AG, Pestalozzistrasse 2, CH-8201 Schaffhausen, Switzerland.

In order for a shareholder proposal that is not included in Garmin Cayman’s Proxy Statement for next year’s annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin Cayman’s executive offices no later than March 11, 2011 and such proposal must also comply with the procedures outlined in this Proxy Statement under the heading “Nominating and Corporate Governance Committee.” The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting. If Garmin Cayman does not receive advance notice of a shareholder proposal in accordance with the above requirements, Garmin Cayman will have discretionary authority to vote shares for which it holds proxies on such shareholder proposal presented at the annual meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin Cayman’s directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin Cayman’s Common Shares (collectively “Reporting Persons”), to file reports of their ownership of such shares, and the changes therein, with the SEC and Garmin (the “Section 16 Reports”). Based solely on a review of the Section 16 reports for 2009 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2009 were timely filed by the Reporting Persons.

HOUSEHOLDING OF PROXY MATERIALS FOR BROKER CUSTOMERS

Pursuant to the rules of the SEC, services that deliver Garmin Cayman’s communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of any Garmin Cayman annual report and any Garmin Cayman proxy statement. Garmin Cayman will promptly deliver upon written or oral request a separate copy of such annual report and/or proxy statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention:  Investor Relations Manager, and oral requests may be made by calling Investor Relations at (913) 397-8200. Any shareholder who wants to receive separate copies of annual reports and proxy statements in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker or other nominee holder of record.

OTHER MATTERS

The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than the election of directors. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.

Garmin Cayman will furnish without charge upon written request a copy of Garmin’s Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefor and payment of Garmin Cayman’s reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Such written request should be directed to the Secretary of Garmin Cayman, c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. The Annual Report on Form 10-K is available at www.garmin.com and is also available through the SEC’s Internet site at www.sec.gov.

Annex A

SCHEME OF ARRANGEMENT

IN THE GRAND COURT OF THE CAYMAN ISLANDS
FINANCIAL SERVICES DIVISION

CAUSE NO: [*] OF 2010

IN THE MATTER OF GARMIN LTD.

and

IN THE MATTER OF SECTION 86 OF
THE COMPANIES LAW (2009 REVISION) OF THE CAYMAN ISLANDS

SCHEME OF ARRANGEMENT

between

GARMIN LTD.
("Garmin-Cayman")

and

GARMIN LTD.
("Garmin-Switzerland")

and

THE SCHEME SHAREHOLDERS (as defined herein)

PRELIMINARY

In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the meanings respectively set opposite them:

"Allowed Proceeding"	Any Proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme;

"Business Day"
Any day other than (1) a day on which banks are required or permitted by law to be closed in New York, USA, the Cayman Islands, or Schaffhausen, Switzerland; or (2) a day on which the NASDAQ is closed for trading;

"Cayman Court"	The Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;

"Code"	The U.S. Internal Revenue Code of 1986, as amended;

"Companies Law"	The Companies Law (2009 Revision) of the Cayman Islands, and its predecessors, as consolidated and revised from time to time;

"Garmin-Cayman"	Garmin Ltd., an exempted company incorporated in the Cayman Islands with limited liability, the common shares of which are currently listed on the NASDAQ;

"Garmin-Switzerland Shares"	registered shares of Garmin-Switzerland to be issued pursuant to clause 2

"Garmin-Switzerland"
Garmin Ltd., a company incorporated under the laws of Switzerland with limited liability with its registered office in the town of Schaffhausen in the Canton of Schaffhausen, Switzerland, and with registered number CH-290.3.016.704-3

"Latest Practicable Date"	[*], 2010, being the latest practicable date for the purposes of ascertaining certain information contained herein;

"Parties"	Garmin-Cayman, Garmin-Switzerland and the Scheme Shareholders.

"Proceeding"
Any process, suit, action, legal or other proceeding, including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit;

"Prohibited Proceeding"
Any Proceeding against Garmin-Cayman or Garmin-Switzerland or their subsidiaries or property, or any of their directors, officers, employees or agents, in any jurisdiction whatsoever other than an Allowed Proceeding;

"Proxy Statement"	The proxy statement of Garmin-Cayman dated [*], 2010 issued to the Scheme Shareholders in connection with this Scheme by order of the Cayman Court on [*], 2010;

"Register"	The register of members of Garmin-Cayman;

"Scheme Meeting"	The class meeting of the Scheme Shareholders convened by the Cayman Court for the purposes of considering, and if seen fit, approving this Scheme;

"Scheme Shareholders"	The registered holders of the Scheme Shares, as recorded on the Register;

"Scheme Shares"	Common shares issued by Garmin-Cayman with a par value US$0.005 per share;

"Scheme"	This scheme of arrangement in its present form or with or subject to any modifications, additions or conditions which the Cayman Court may approve or impose;

"Transaction Time"	The time at which Part I of this Scheme becomes effective in accordance with Clause 5 of this Scheme;

"Transaction"	The transaction to be effected by this Scheme

(A)
Garmin-Cayman was incorporated as an exempted company on 24 July 2000 in the Cayman Islands under the Companies Law.  The authorised share capital of Garmin-Cayman is US$6,000,000 divided into 1,000,000,000 common shares of par value US$0.005 each and 1,000,000 preferred shares of a par value of US$1.00 each. As at the Latest Practicable Date, [*] Garmin-Cayman common shares were issued and fully paid, and no preferred shares had been issued.

(B)
Garmin-Cayman proposes to relocate the ultimate parent holding company of the Garmin group from the Cayman Islands to the town of Schaffhausen in the canton of Schaffhausen, Switzerland, by way of this Scheme, such that upon the Transaction Time Garmin-Cayman shall become a wholly owned subsidiary of Garmin Switzerland.

(C)	The Parties intend for the Transaction to qualify as a reorganization under Section 368(a)(1)(F) of the Code.

(D)
Garmin-Switzerland has undertaken to the Cayman Court to be bound by this Scheme and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed and done by it for the purpose of giving effect to this Scheme.

SCHEME OF ARRANGEMENT

PART I

SHARE EXCHANGE

1.
At the Transaction Time, all issued and outstanding Scheme Shares shall be transferred to Garmin-Switzerland and such Scheme Shares shall be credited as fully paid and recorded in the Register in the name of Garmin-Switzerland.

2.
In consideration of the transfer of the Scheme Shares pursuant to Clause 1 of this Scheme, prior to the next opening of the NASDAQ after the Transaction Time Garmin-Switzerland will issue to each Scheme Shareholder one registered Garmin-Switzerland Share for each Scheme Share that was transferred pursuant to Clause 1 of this Scheme that such Scheme Shareholder held immediately prior to the Transaction Time.

3.
As from the Transaction Time, the Scheme Shareholders prior to the Transaction Time shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the consideration set out in Clause 2 of this Scheme, provided, however, that nothing in this Scheme shall in any way affect the right (if any) of a shareholder of Garmin-Cayman to receive any dividend declared by Garmin-Cayman prior to the Transaction Time but which has not been paid prior to the Transaction Time.

4.
As from the Transaction Time, each instrument of transfer and certificate existing at the Transaction Time in respect of a holding of any number of Scheme Shares shall cease to be valid for any purpose as an instrument of transfer or a certificate for such Scheme Shares.

PART II

GENERAL

5.
Part I of this Scheme shall become effective at 3:00 am Cayman Islands time on Sunday 27 June 2010 or such earlier or later date and time as the board of Garmin-Cayman (or its duly authorised officer) shall at any time determine (such earlier or later time not to be a time at which the NASDAQ is open for trading), provided that at or by that time all of the following conditions are satisfied or, to the extent permitted law, waived by Garmin-Cayman and Garmin-Switzerland:

(a)	a definitive version of the Proxy Statement has been filed with the United States Securities Exchange Commission;

(b)
this Scheme is approved by the affirmative vote at the Scheme Meeting of a majority in number representing 75% or more in value of the Scheme Shares present and voting in person or by proxy at the Scheme Meeting on the resolution to approve this Scheme;

(c)	the requisite court order sanctioning this Scheme is obtained from the Cayman Court;

(d)	a copy of the order of the Cayman Court referred to at clause 5(c) is lodged with the Cayman Islands Registrar of Companies;

(e)	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme;

(f)
all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Transaction are obtained on terms acceptable to Garmin-Cayman (as it should think fit its absolute discretion) and are in full force and effect;

(g)
Garmin-Cayman shall have received an opinion from KPMG LLP, in form and substance reasonably satisfactory to it, confirming the matters discussed under  the caption "Material Tax Considerations—U.S. Federal Income Tax Considerations;" in the proxy statement of Garmin-Cayman distributed to the Scheme Shareholders in connection with the Scheme Meeting.

(h)
Garmin-Cayman shall have received an opinion from KPMG AG, in form and substance reasonably satisfactory to it, confirming the matters discussed under  the caption "Material Tax Considerations—Swiss Tax Considerations;" in the proxy statement of Garmin-Cayman distributed to the Scheme Shareholders in connection with the Scheme Meeting.

(i)	the Garmin-Switzerland shares to be issued pursuant to the Scheme are authorized for listing on the NASDAQ, subject to official notice of issuance.

(j)
Garmin Cayman receives in escrow an opinion from Maples and Calder, in form and substance reasonably satisfactory to it, regarding the matters discussed in Securities Exchange Commission Division of Corporation Finance Legal Bulletin No. 3A (CF) dated June 18, 2008.

(k)
Garmin-Switzerland and Garmin-Cayman execute a Transaction Agreement pursuant to which, among other things, Garmin Switzerland agrees to adopt Garmin-Cayman's Equity Compensation and Benefit Plans (as defined in the Transaction Agreement).

6.
All mandates or other instructions to Garmin-Cayman in force at the Transaction Time relating to any of the Scheme Shares (including, without limitation, elections for the payment of dividends by way of scrip (if any)) shall, mutatis mutandis immediately after the Transaction Time, be deemed to be valid as effective mandates or instructions in respect of the Garmin-Switzerland Shares received in consideration of the transfer of such Scheme Shares.

7.
Subject to any applicable U.S. securities laws, this Scheme may be amended, modified or supplemented at any time before or after its approval by the shareholders of Garmin-Cayman at the Scheme Meetings. At the Cayman Court hearing to sanction this Scheme, the Cayman Court may impose such conditions, modifications and amendments as it deems appropriate in relation to this Scheme but will not impose any material changes without the joint consent of Garmin-Cayman and Garmin-Switzerland. Garmin-Cayman may, subject to any applicable U.S. securities laws, consent to any condition, modification or amendment of this Scheme on behalf of the Scheme Shareholders which Garmin-Cayman may think fit to approve or impose. After its approval, no amendment, modification or supplement may be made or effected that legally requires further approval by shareholders or any class of shareholders of Garmin-Cayman without obtaining that approval.

8.
Garmin-Cayman may terminate or abandon this Scheme at any time prior to the Transaction Time without obtaining the approval of the Scheme Shareholders, even though this Scheme may have been approved at the Scheme Meetings and sanctioned by the Cayman Court and all other conditions may have been satisfied.

9.
None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Transaction Time. A Scheme Shareholder may commence an Allowed Proceeding against Garmin-Cayman or Garmin-Switzerland after the Transaction Time provided that it has first given Garmin-Cayman and Garmin-Switzerland five clear Business Days’ prior notice in writing of its intention to do so.

10.
Any notice or other written communication to be given under or in relation to this Scheme (other than pursuant to Clause 15 below)  shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post to:

(a)
in the case of Garmin-Cayman, Garmin Ltd., P.O. Box 10670, Grand Cayman KY1-1006, Suite 3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands, marked for the attention of the Company Secretary;

(b)	in the case of Garmin-Switzerland: Garmin Ltd., c/o Klauser & Partner AG, Pestalozzistrasse 2, 8200 Schaffhausen, Switzerland;

(c)	in the case of any Scheme Shareholder, his, her or its address as it appeared on the Register immediately prior to the Transaction Time; and

(d)
in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the records of Garmin-Cayman, or by fax or email to its last known fax number or email address according to the records of Garmin-Cayman.

11.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

12.
Without limiting the manner in which notice or other written communication may be given or deemed given pursuant to any other clause of this Scheme, any notice or other written communication to be given under this Scheme shall be deemed to have been served as provided in Articles 142 to 145 of Garmin-Cayman’s Articles of Association.

13.
The accidental omission to send any notice, written communication or other document in accordance with Clauses 10 or 11 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of this Scheme.

14.
Garmin-Cayman shall not be responsible for any loss or delay in the transmission of any notices, or other documents posted by or to a Scheme Shareholder, which shall be posted at the risk of such Scheme Shareholder.

15.
Garmin-Switzerland shall give notification of this Scheme having become effective.  Garmin-Cayman shall give notification if it decides to terminate or abandon the Scheme pursuant to Clause 8 above.  This notification, and any other notice or other written communication that is required to be given to all or substantially all of the Scheme Shareholders, may (but is not required to) be made by issuing a press release.

16.
The operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholders hereby agree that the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any Proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Parties irrevocably submit to the jurisdiction of the courts of the Cayman Islands.

17.
If any provision (or any part of any provision) of this Scheme is found by the Cayman Court to be illegal or unenforceable, it shall be severed from this Scheme and the remaining provisions of this Scheme shall continue in force.

18.
Notwithstanding any other clause of this Scheme, unless Part I of this Scheme has become effective on or before December 31, 2010 (or such later date, if any, as the Cayman Court may allow), this Scheme shall lapse and be of no further effect.

Dated [*], 2010

Annex B

Statuten	Articles of Association

der	of

Garmin Ltd.	Garmin Ltd.
(Garmin AG)	(Garmin AG)

mit Sitz in Schaffhausen	with registered office in Schaffhausen

I. Firma, Sitz und Zweck			B-4

I. Company Name, Registered Office and Objects			B-4
Art. 1		Firma und Sitz	B-4
Art. 1		Company Name and Registered Office	B-4
Art. 2		Zweck	B-4
Art. 2		Objects	B-4

II. Aktienkapital und Aktien			B-4

II. Share Capital and Shares			B-4
Art. 3		Aktienkapital	B-4
Art. 3		Share Capital	B-4
Art. 3	a)	Sacheinlage	B-5
Art. 3	a)	Contribution in Kind	B-5
Art. 4		Anerkennung der Statuten	B-5
Art. 4		Recognition of Articles of Association	B-5
Art. 5		Genehmigtes Aktienkapital	B-5
Art. 5		Authorized Share Capital	B-5
Art. 6		Bedingtes Aktienkapital	B-6
Art. 6		Conditional Share Capital	B-6
Art. 7		Aktienzertifikate	B-6
Art. 7		Share Certificates	B-6
Art. 8		Aktienbuch, Eintragungsbeschränkungen, Nominees	B-8
Art. 8		Share Register, Restrictions on Registration, Nominees	B-8
Art. 9		Übertragung	B-9
Art. 9		Transfer	B-9
Art. 10		Umwandlung und Zerlegung von Aktien	B-9
Art. 10		Conversion and Splitting of Shares	B-8
Art. 11		Bezugsrechte	B-9
Art. 11		Subscription Rights	B-9

III. Organisation			B-9

III. Organization			B-9
Art. 12		Befugnisse	B-9
Art. 12		Authority	B-9
Art. 13		Recht zur Einberufung	B-10
Art. 13		Right to call a General Meeting	B-10
Art. 14		Form der Einberufung	B-10
Art. 14		Form of the calling of a General Meeting	B-10
Art. 15		Universalversammlung	B-11
Art. 15		Universal Meeting	B-11
Art. 16		Vorsitz und Protokoll	B-11
Art. 16		Chairperson and Minutes	B-11
Art. 17		Stimmrecht und Vertretung	B-11
Art. 17		Voting Rights and Representation	B-11
Art. 18		Teilnahme der Mitglieder des Verwaltungsrates	B-12
Art. 18		Participation of the Members of the Board of Directors	B-12
Art. 19		Beschlussfassung und Wahlen	B-12
Art. 19		Resolutions and Voting	B-12
Art. 20		Besonderes Stimmen Quorum	B-12
Art. 20		Special Vote	B-12
Art. 21		Auskunfts- und Einsichtsrecht der Aktionäre	B-15
Art. 21		Information and Inspection Rights of the Shareholders	B-15
Art. 22		Recht auf Einleitung einer Sonderprüfung	B-15
Art. 22		Right to Initiate a Special Audit	B-15

Art. 23	Präsenzquorum	B-15
Art. 23	Presence Quorum	B-15
Art. 24	Zusammensetzung	B-15
Art. 24	Composition	B-15
Art. 25	Amtsdauer	B-16
Art. 25	Term of Office	B-16
Art. 26	Konstituierung	B-17
Art. 26	Constitution	B-17
Art. 27	Aufgaben	B-17
Art. 27	Duties	B-17
Art. 28	Entschädigung	B-18
Art. 28	Compensation	B-18
Art. 29	Einberufung und Beschlussfassung	B-20
Art. 29	Calling of Meetings and Quorum	B-20
Art. 30	Delegation und Ausschüsse	B-20
Art. 30	Delegation and Committees	B-20
Art. 31	Protokoll	B-21
Art. 31	Minutes	B-21
Art. 32	Recht auf Auskunft und Einsicht	B-21
Art. 32	Right to Information and Inspection	B-21
Art. 33	Zeichnungsberechtigung	B-21
Art. 33	Signature Power	B-21
Art. 34	Revision	B-21
Art. 34	Audit	B-21
Art. 35	Organisation der Revisionsstelle	B-22
Art. 35	Organisation of the Auditor	B-22
Art. 36	Jahresrechnung	B-23
Art. 36	Annual Financial Accounts	B-23
Art. 37	Verwendung des Jahresgewinnes	B-23
Art. 37	Application of the Annual Profit	B-23
Art. 38	Auflösung und Liquidation	B-23
Art. 38	Winding-up and Liquidation	B-23
Art. 39	Mitteilungen und Bekanntmachungen	B-24
Art. 39	Communications and Notifications	B-24
Art. 40	Verbindlicher Originaltext	B-24
Art. 40	Original Language	B-24
Art. 41	Definitionen	B-24
Art. 41	Definitions	B-24

Firma, Sitz und Zweck	Company Name, Registered Office and Objects

Art. 1 Firma und Sitz	Art. 1 Company Name and Registered Office

Unter der Firma Garmin Ltd. (Garmin AG) besteht eine Aktiengesellschaft gemäss den vorliegenden Statuten und den Vorschriften des Schweizerischen Obligationenrechtes (OR). Der Sitz der Gesellschaft ist in Schaffhausen.

Under the company name of Garmin Ltd. (Garmin AG) exists a corporation pursuant to the present Articles of Association and the provisions of the Swiss Code of Obligations (CO). The registered office of the Company is in Schaffhausen.

Art. 2 Zweck	Art. 2 Objects

Die Gesellschaft bezweckt den Erwerb, das Halten, die Finanzierung, die Verwaltung und den Verkauf von Beteiligungen an inländischen sowie auch an ausländischen Unternehmen jeglicher Art.	The objects of the Company are the acquisition, holding, financing, management and sale of participations in Swiss and foreign enterprises of all kinds.

Die Gesellschaft kann jede Art von finanzieller Unterstützung für und an Gruppengesellschaften gewähren, einschliesslich der Leistung von Garantien.	The Company may provide any kind of financial assistance, including guarantees, to and for group companies.

Die Gesellschaft kann ferner im In- und Ausland Zweigniederlassungen und Tochtergesellschaften errichten, sich an anderen Unternehmen im In- und Ausland beteiligen sowie solche Unternehmen erwerben und finanzieren. Im Weiteren kann die Gesellschaft im In- und Ausland Grundstücke und gewerbliche Schutzrechte erwerben, belasten, veräussern und verwalten sowie alle Geschäfte tätigen, die geeignet sein können, den Zweck der Gesellschaft zu fördern, oder die direkt oder indirekt damit in Zusammenhang stehen.

The Company may establish branches and subsidiaries in Switzerland and abroad as well as participate in, acquire and finance other enterprises in Switzerland and abroad. The company may acquire, encumber, sell and manage real estate and intellectual property rights in Switzerland and abroad. It may furthermore make all transactions which may be appropriate to promote the purpose of the company or which are directly or indirectly connected therewith.

Aktienkapital und Aktien	Share Capital and Shares

Art. 3 Aktienkapital	Art. 3 Share Capital

Das Aktienkapital der Gesellschaft („Aktienkapital“) beträgt CHF [__] und ist eingeteilt in [__] Namenaktien („Aktien“) mit einem Nennwert von je CHF [__]. Die Aktien sind vollständig liberiert.	The share capital of the Company (“Share Capital”) amounts to CHF [__] and is divided into [__] registered shares (“Shares”) with a nominal value of CHF [__] each. The Shares are fully paid up.

Art. 3 a) Sacheinlage	Art. 3 a) Contribution in Kind

Die Gesellschaft übernimmt bei der Kapitalerhöhung vom 27. Juni 2010 von der Garmin Ltd. mit Sitz in Camana Bay, Cayman Islands („Garmin-Cayman”), gemäss Sacheinlagevertrag vom 27. Juni 2010 („Sacheinlagevertrag”) [__] Aktien (common shares) von Garmin-Cayman. Diese Aktien werden zu einem Übernahmewert von insgesamt CHF [__] übernommen. Als Gegenleistung für die Sacheinlage (i) wird der Nennwert jeder Aktie von bisher CHF 0.01 auf neu [__] erhöht und (ii) gibt die Gesellschaft Garmin-Cayman, handelnd im eigenen Namen und auf Rechnung der Aktionäre der Garmin-Cayman im Zeitpunkt unmittelbar vor Vollzug des Sacheinlagevertrages, insgesamt [__] voll einbezahlte Aktien mit einem Nennwert von je CHF[__] aus. Die Gesellschaft weist den Differenzbetrag von CHF [__] den Reserven aus Kapitaleinlage der Gesellschaft zu.

In connection with the capital increase of June 27, 2010, and in accordance with the contribution in kind agreement dated as of June 27, 2010 (“Contribution in Kind Agreement”), the Company acquires [__] common shares of Garmin Ltd., with registered office in Camana Bay, Cayman Islands (“Garmin-Cayman”) from Garmin-Cayman. The shares of Garmin-Cayman have a total value of CHF [__]. As consideration for this contribution, (i) the nominal value of each Share is increased from CHF 0.01 to CHF [__] and (ii) the Company issues to Garmin Cayman, acting in its own name and for the account of the holders of common shares of Garmin-Cayman outstanding immediately prior to the completion of the Contribution in Kind Agreement, a total of [__] fully paid up Shares with a par value of CHF [__] each. The difference of CHF [__] is allocated to the reserves from capital contribution of the Company.

Art. 4 Anerkennung der Statuten	Art. 4 Recognition of Articles of Association

Jede Ausübung von Aktionärsrechten schliesst die Anerkennung der Gesellschaftsstatuten in der jeweils gültigen Fassung in sich ein.	Any exercise of shareholders’ rights automatically comprises recognition of the version of these Articles of Association in force at the time.

Art. 5 Genehmigtes Aktienkapital	Art. 5 Authorized Share Capital

Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 27. Juni 2012, im Maximalbetrag von CHF [__] [50 % des Aktienkapitals] durch Ausgabe von höchstens [__] vollständig zu liberierenden Aktien mit einem Nennwert von je CHF [__] zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.

The Board of Directors is authorized to increase the Share Capital no later than June 27, 2012, by a maximum amount of CHF [__] (50 % of the Share Capital) by issuing a maximum of [__] fully paid-up registered Shares with a par value of CHF [__] each. An increase of the Share Capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

Der Verwaltungsrat legt den Zeitpunkt der Ausgabe der neuen Aktien, deren Ausgabepreis, die Art der Liberierung, den Beginn der Dividendenberechtigung, die Bedingungen für die Ausübung der Bezugsrechte sowie die Zuteilung der Bezugsrechte, welche nicht ausgeübt wurden, fest. Nicht ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen, oder er kann diese bzw. die Aktien, für welche Bezugsrechte eingeräumt, aber nicht ausgeübt worden sind, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.

The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new Shares have to be paid-up, the date from which the Shares carry the right to dividends, the conditions for the exercise of the preemptive rights and the allotment of preemptive rights that have not been exercised. The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place such rights or Shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company

Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere:	The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including:

(a) wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird; oder	(a) if the issue price of the new Shares is determined by reference to the market price; or

(b) für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Transaktionen oder die Finanzierung von neuen Investitionsvorhaben der Gesellschaft; oder

(b) for the acquisition of an enterprise, part(s) of an enterprise or participations, or for the financing or refinancing of any of such transactions, or for the financing of new investment plans of the Company; or

(c) zum Zwecke der Erweiterung des Aktionärskreises in bestimmten Finanz- oder Investoren-Märkten, zur Beteiligung von strategischen Partnern, oder im Zusammenhang mit der Kotierung von neuen Aktien an in- oder ausländischen Börsen.

(c) for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing of new Shares on domestic or foreign Exchanges.

Die neuen Aktien unterliegen den Eintragungsbeschränkungen in das Aktienbuch gemäss Art. 8 dieser Statuten.	The new Shares shall be subject to the limitations for registration in the share register pursuant to Art. 8 of these Articles of Association.

Art. 6 Bedingtes Aktienkapital	Art. 6 Conditional Share Capital

Das Aktienkapital kann sich durch Ausgabe von höchstens [__] voll zu liberierenden Namenaktien im Nennwert von je CHF [__] um höchstens CHF [__] [50 % des Aktienkapitals] erhöhen durch:
The Share Capital may be increased in an amount not to exceed CHF [__] (50 % of the Share Capital) through the issuance of up to [__] fully paid-up registered Shares with a par value of CHF [__] each through:

die Ausübung von Optionsrechten, die Mitarbeitern und / oder Mitgliedern des Verwaltungsrates der Gesellschaft oder einer Gruppengesellschaft gewährt werden.	the exercise of option rights which are granted to employees and / or members of the board of directors of the Company or group companies.

Das Bezugsrecht der Aktionäre ist ausgeschlossen.	The preferential subscription rights of the shareholders are excluded.

Die Aktien, welche über die Ausübung von Umwandlungsrechten erworben werden, unterliegen den Eintragungsbeschränkungen in das Aktienbuch gemäss Art. 8 dieser Statuten.	The Shares acquired through the exercise of rights shall be subject to the limitations for registration in the share register pursuant to Art. 8 of these Articles of Association.

Art. 7 Aktienzertifikate	Art. 7 Share Certificates

Anstelle von einzelnen Aktien können Aktienzertifikate über mehrere Aktien ausgestellt werden. Aktien und Zertifikate sind durch ein Mitglied des Verwaltungsrates zu unterzeichnen.	In lieu of single shares, the Company may issue share certificates covering several shares. Shares and certificates shall be signed by a member of the Board of Directors.

Ein Aktionär hat nur dann Anspruch auf die Ausgabe eines Aktienzertifikates, wenn der Verwaltungsrat die Ausgabe von Aktienzertifikaten beschliesst. Aktienzertifikate werden in der vom Verwaltungsrat festgelegten Form ausgegeben. Ein Aktionär kann jederzeit eine Bescheinigung über die Anzahl der von ihm gehaltenen Aktien verlangen.

A shareholder shall be entitled to a share certificate only if the Board of Directors resolves that share certificates shall be issued. Share certificates, if any, shall be in such form as the Board of Directors may determine. A shareholder may at any time request an attestation of the number of registered Shares held by it.

Die Gesellschaft kann jederzeit auf die Ausgabe und Aushändigung von Zertifikaten verzichten und mit Zustimmung des Aktionärs ausgegebene Urkunden, die bei ihr eingeliefert werden, ersatzlos annullieren.
The Company may dispense with the obligation to issue and deliver certificates, and may, with the consent of the shareholder, cancel without replacement issued certificates delivered to the Company.

Der Verwaltungsrat kann beschliessen, den Aktionären anstelle von Wertpapieren einfache Beweisurkunden über ihre Beteiligung auszustellen.		The Board of Directors may decide to issue to the shareholders, in lieu of securities, simple documentary evidence for their participation.

Die Gesellschaft kann ihre Aktien als Wertrechte gemäss Schweizerischem Obligationenrecht und Bucheffekten gemäss Bucheffektengesetz ausgeben.
The Company may issue its Shares as uncertificated securities within the meaning of the Swiss Code of Obligations and as intermediated securities within the meaning of the Intermediated Securities Act.

Art. 8	Aktienbuch, Eintragungsbeschränkungen, Nominees	Art. 8	Share Register, Restrictions on Registration, Nominees

Die Gesellschaft selbst oder ein von ihr beauftragter Dritter führt ein Aktienbuch („Aktienbuch“). Darin werden die Eigentümer und Nutzniesser der Namenaktien sowie Nominees mit Namen und Vornamen, Adresse und Staatsangehörigkeit (bei Rechtseinheiten mit Firma und Sitz) eingetragen. Ändert eine im Aktienbuch eingetragene Zivilrechtliche Person ihre Adresse, so hat sie dies dem Aktienbuchführer mitzuteilen. Solange dies nicht geschehen ist, gelten alle schriftlichen Mitteilungen der Gesellschaft an die im Aktienbuch eingetragenen Zivilrechtlichen Personen als rechtsgültig an die bisher im Aktienbuch eingetragene Adresse erfolgt.

The Company shall maintain, itself or through a third party, a share register (“Share Register”) that lists the surname, first name, address and citizenship (or the name and registered office for legal entities) of the owners and usufructuaries of the registered Shares as well as the nominees. A Person recorded in the Share Register shall notify the share registrar of any change in address. Until such notification shall have occurred, all written communication from the Company to Persons of record shall be deemed to have validly been made if sent to the address recorded in the Share Register.

Ein Erwerber von Namenaktien wird auf Gesuch als Aktionär mit Stimmrecht im Aktienbuch eingetragen, vorausgesetzt, dass ein solcher Erwerber auf Aufforderung durch die Gesellschaft ausdrücklich erklärt, die Namenaktien im eigenen Namen und auf eigene Rechnung erworben zu haben. Der Verwaltungsrat kann Nominees, welche Namenaktien im eigenen Namen aber auf fremde Rechnung halten, als Aktionäre mit Stimmrecht im Aktienbuch der Gesellschaft eintragen. Der Verwaltungsrat kann Kriterien für die Billigung solcher Nominees als Aktionäre mit Stimmrecht festlegen. Die an den Namenaktien wirtschaftlich Berechtigten, welche die Namenaktien über einen Nominee halten, üben Aktionärsrechte mittelbar über den Nominee aus.

An acquirer of registered Shares shall be recorded upon request in the Share Register as a shareholder with voting rights; provided, however, that any such acquirer upon request of the Company expressly declares to have acquired the registered Shares in its own name and for its own account. The Board of Directors may record nominees who hold registered Shares in their own name, but for the account of third parties, as shareholders with voting rights in the Share Register of the Company. The Board of Directors may set forth the relevant requirements for the acceptance of nominees as shareholders with voting rights. Beneficial owners of registered Shares who hold registered Shares through a nominee exercise the shareholders’ rights through the intermediation of such nominee.

Sollte der Verwaltungsrat die Eintragung eines Aktionärs als Aktionär mit Stimmrecht ablehnen, muss dem Aktionär diese Ablehnung innerhalb von 20 Tagen nach Erhalt des Eintragungsgesuches mitgeteilt werden. Aktionäre, die nicht als Aktionäre mit Stimmrecht anerkannt wurden, sind als Aktionäre ohne Stimmrecht im Aktienbuch einzutragen.

If the Board of Directors refuses to register a shareholder as a shareholder with voting rights, it shall notify the shareholder of such refusal within 20 days upon receipt of the application. Nonrecognized shareholders shall be entered in the Share Register as shareholders without voting rights.

Der Verwaltungsrat kann nach Anhörung des eingetragenen Aktionärs dessen Eintragung im Aktienbuch als Aktionär mit Stimmrecht mit Rückwirkung auf das Datum der Eintragung streichen, wenn diese durch falsche oder irreführende Angaben zustande gekommen ist. Der Betroffene muss über die Streichung sofort informiert werden.

After hearing the registered shareholder concerned, the Board of Directors may cancel the registration of such shareholder as a shareholder with voting rights in the Share Register with retroactive effect as of the date of registration if such registration was made based on false or misleading information. The relevant shareholder shall be informed promptly of the cancellation.

Sofern die Gesellschaft an einer Börse im Ausland kotiert ist, ist es der Gesellschaft mit Bezug auf den Regelungsgegenstand dieses Art. 8 und soweit gesetzlich zulässig gestattet, die in der jeweiligen Rechtsordnung geltenden Vorschriften und Normierungen anzuwenden.

In case the Company is listed on any foreign Exchange, the Company is permitted to comply with the relevant rules and regulations that are applied in that foreign jurisdiction with regard to the subject of this Art. 8 to the extent permitted by Swiss law.

Zehn Tage vor einer Generalversammlung bis zu dem auf die Generalversammlung folgenden Tag nimmt die Gesellschaft keine Eintragungen in das Aktienbuch vor.	From ten days prior to a general meeting of the shareholders until the day following the general meeting of the shareholders, the Company shall not undertake any registration in the Share Register.

Art. 9 Übertragung	Art. 9 Transfer

Die Übertragung von Namenaktien und aller damit verbundenen Rechte zu Eigentum oder zur Nutzniessung erfolgt durch Indossament (Unterschrift) auf dem Aktientitel oder Zertifikat und Besitzesübertragung. Falls keine Aktientitel oder Zertifikate bestehen, erfolgt die Übertragung der Aktien zu Eigentum oder zur Nutzniessung durch eine schriftliche Abtretungserklärung.

The transfer of ownership or the granting of a usufruct in registered Shares and in all the rights connected therewith shall be made by endorsement (signature) of the share title or certificate and by transfer of possession. If neither share titles nor certificates have been issued, such transfer shall be made by written declaration of assignment.

Die Verfügung über die als Bucheffekten ausgegebenen Aktien erfolgt gemäss Bucheffektengesetz.	The transfer of Shares issued as intermediated securities, including the granting of security interests, shall be made according to the Intermediated Securities Act.

Im Rahmen des gesetzlich zulässigen und unter Vorbehalt der übrigen Bestimmungen dieses Art. 9 darf die Übertragung von unzertifizierten Aktien, die im Namen eines Aktionärs durch einen Transfer Agenten, Trust oder einer ähnlichen Einrichtung (der „Transfer Agent“) verwaltet werden, nur in Co-Operation mit diesem Transfer Agenten erfolgen.

Subject to the provisions contained in this Art. 9 and to the extent permitted by applicable law if uncertificated securities are administered on behalf of a shareholder by a transfer agent, trust company or similar entity (“Transfer Agent”), such securities and the rights deriving from them may be transferred only with the cooperation of the Transfer Agent.

Art. 10 Umwandlung und Zerlegung von Aktien	Art. 10 Conversion and Splitting of Shares

Durch Änderung der Statuten kann die Generalversammlung jederzeit Namenaktien in Inhaberaktien umwandeln und umgekehrt.	The general meeting of the shareholders may at any time convert registered shares into bearer shares and vice versa by amending the Articles of Association.

Sie ist ferner befugt, Aktien in solche von kleinerem Nennwert zu zerlegen oder mit Zustimmung des Aktionärs zu solchen von grösserem Nennwert zusammenzulegen.	Furthermore, it is authorized to split shares into shares with lower nominal value or with the approval of the shareholder to consolidate shares into shares with higher nominal value.

Art. 11 Bezugsrechte	Art. 11 Subscription Rights

Im Falle der Erhöhung des Aktienkapitals durch Ausgabe neuer Aktien haben die bisherigen Aktionäre ein Bezugsrecht im Verhältnis ihrer bisherigen Beteiligung, sofern die Generalversammlung dieses Recht nicht aus wichtigen Gründen einschränkt oder ausschliesst. Wichtige Gründe sind insbesondere die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen sowie die Beteiligung der Arbeitnehmer.

In the event of an increase of the Share Capital by issuing new shares, each existing shareholder has subscription rights in proportion to his/her existing shareholding, to the extent the general meeting of the shareholders does not restrict or exclude this right for important reasons. Important reasons are, in particular, the takeover of companies, of company parts, or of participations, as well as the participation of employees.

Die Generalversammlung setzt die Emissionsbedingungen fest, sofern sie nicht durch Beschluss den Verwaltungsrat dazu ermächtigt. Der Verwaltungsrat setzt die Einzahlungsbedingungen fest und gibt die Emissions- und Einzahlungsbedingungen den bezugsberechtigten Aktionären bekannt.

The general meeting of the shareholders shall determine the terms of the share issue to the extent it has not, by resolution, authorized the Board of Directors to do so. The Board of Directors shall determine the payment terms and communicate the issue and payment terms to the shareholders entitled to subscription rights.

Organisation	Organization

A. Die Generalversammlung	A. The General Meeting

Art. 12 Befugnisse	Art. 12 Authority

Oberstes Organ der Gesellschaft ist die Generalversammlung. Ihr stehen folgende unübertragbare Befugnisse zu:	The general meeting of the shareholders is the supreme corporate body of the Company. It has the following non-transferable powers:

1. Festsetzung und Änderung der Statuten; vorbehalten bleibt Art. 27;	1. adoption and amendment of the Articles of Association; Art. 27 remains reserved;
2. Festsetzung der Zahl der Mitglieder des Verwaltungsrates sowie Wahl und Abberufung derselben;	2. determination of the number of members of the Board of Directors as well as their appointment and removal;
3. Wahl und Abberufung der Revisionsstelle;	3. appointment and removal of the Auditors;
4. Genehmigung des Jahresberichtes des Verwaltungsrates;	4. approval of the annual report of the Board of Directors;
5. Genehmigung der Jahresrechnung und einer allfälligen Konzernrechnung;	5. approval of the annual financial accounts and (if applicable) the group accounts;
6. Beschlussfassung über die Verwendung des Bilanzgewinnes, insbesondere Festsetzung der Dividende sowie der Tantième des Verwaltungsrates;	6. resolution on the application of the balance sheet profit, in particular, determination of dividend and the profit share of the Board of Directors;

7. Entlastung der Mitglieder des Verwaltungsrates und der übrigen mit der Geschäftsführung betrauten Zivilrechtlichen Personen;	7. discharge of the members of the Board of Directors and the Persons entrusted with the management;
8. Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind;	8. resolution on matters which are reserved to the general meeting of the shareholders either by law or the Articles of Association;
9.     Die Genehmigung von Zusammenschlüssen (die Definition eines Zusammenschlusses findet sich in Art. 41 dieser Statuten), (i) soweit sich die Zuständigkeit der Generalversammlung nicht bereits aus Art. 12 Ziff. 1. bis 8 ergibt und (ii) soweit nicht zwingend ein anderes Organ der Gesellschaft zuständig ist.

9.     the approval of Business Combinations (definition of this term is in Art. 41 of these Articles of Association), if and to the extent that such approval (i) is not covered by the powers of the general meeting pursuant to Art. 12 (1) to (8) and (ii) that it is not an inalienable power of another corporate body of the Company.

Art. 13 Recht zur Einberufung	Art. 13 Right to call a General Meeting

Die Generalversammlung wird vom Verwaltungsrat, nötigenfalls von der Revisionsstelle, einberufen. Das Einberufungsrecht steht auch den Liquidatoren und den Vertretern der Anleihensgläubiger zu. Sie findet am Gesellschaftssitz oder an einem anderen Ort im In- oder Ausland statt.

The general meeting of the shareholders shall be called by the Board of Directors or, if necessary, by the Auditors. Liquidators and representatives of bond creditors are also entitled to call the general meeting of the shareholders. It shall be held at the Company's registered office or at another place in Switzerland or abroad.

Die ordentliche Generalversammlung findet alljährlich innerhalb von sechs Monaten nach Abschluss des Geschäftsjahres statt, ausserordentliche Versammlungen werden nach Bedürfnis abgehalten.
The ordinary general meeting of the shareholders shall take place annually within six months after the end of the business year, extraordinary general meetings of the shareholders shall be held as necessary.

Art. 14 Form der Einberufung	Art. 14 Form of the calling of a General Meeting

Die Generalversammlung wird durch einmalige Anzeige in der in Art. 39 für Mitteilungen an die Aktionäre vorgeschriebenen Art und Weise einberufen. Diese Anzeige muss mindestens 20 Tage vor der Generalversammlung ergehen.

The general meeting of the shareholders shall be convened by a single notice as provided for in Art. 39 regarding the manner of communications to shareholders. Such notice must be given at least 20 days prior to the general meeting of the shareholders.

Tag, Zeit und Ort der Generalversammlung, die Verhandlungsgegenstände (Traktandenliste) sowie die Anträge des Verwaltungsrates und der Aktionäre, welche die Durchführung der Generalversammlung oder die Traktandierung eines Verhandlungsgegenstandes verlangt haben, sind bei der Einberufung bekannt zu geben.

The calling shall state the date, time and place of the general meeting of the shareholders as well as the agenda and motions of the Board of Directors and of the shareholders who have requested the holding of a general meeting of the shareholders or the inclusion of an item on the agenda.

Die Aktionäre sind bei der ordentlichen Generalversammlung darüber zu orientieren, dass der Geschäftsbericht (Jahresbericht des Verwaltungsrates und Jahresrechnung, bestehend aus Erfolgsrechnung, Bilanz und Anhang) und der Revisionsbericht mindestens 20 Tage vor dem Versammlungstag zur Einsicht der Aktionäre am Sitz der Gesellschaft aufliegen, sowie dass jeder Aktionär verlangen kann, dass ihm unverzüglich eine Ausfertigung dieser Unterlagen zugestellt wird.

As far as the ordinary general meeting is concerned, the shareholders have to be notified, that the annual business report (the management report of the Board of Directors and the annual financial accounts, comprising the profit and loss statement, the balance sheet and notes) and the audit report are open to inspection by the shareholders at the registered office at least 20 days prior to the date of the general meeting of the shareholders and that any shareholder may request that a copy of these documents be immediately sent to him/her.

Über Gegenstände, die nicht in dieser Weise angekündigt worden sind, können Beschlüsse nicht gefasst werden, ausser über einen Antrag auf Einberufung einer ausserordentlichen Generalversammlung, auf Durchführung einer Sonderprüfung oder auf Wahl einer Revisionsstelle infolge eines Begehrens eines Aktionärs nach Art. 727a Abs. 4 OR.

No resolutions may be passed on agenda items which have not been announced in this manner, except on motions for the calling of an extraordinary general meeting of the shareholders, for the conduct of a special audit or the appointment of auditors at the request of a shareholder pursuant to Art. 727a paragraph 4 CO.

Art. 15 Universalversammlung	Art. 15 Universal Meeting

Die Eigentümer oder Vertreter sämtlicher Aktien können, falls kein Widerspruch erhoben wird, eine Generalversammlung ohne Einhaltung der für die Einberufung vorgeschriebenen Formvorschriften abhalten.
The holders of all Shares or their representatives may, if no objection is raised, hold a general meeting of the shareholders without observing the formalities required for the calling of a general meeting of the shareholders.

In dieser Versammlung kann über alle in den Geschäftskreis der Generalversammlung fallenden Gegenstände gültig verhandelt und Beschluss gefasst werden, solange die Eigentümer oder Vertreter sämtlicher Aktien anwesend sind.
Provided the holders of all shares or their representatives are present, all items within the powers of a general meeting of the shareholders may validly be discussed and resolved at such a meeting.

Art. 16 Vorsitz und Protokoll	Art. 16 Chairperson and Minutes

Die Generalversammlung wird durch den Präsidenten bzw. Vizepräsidenten des Verwaltungsrates oder einen von der Generalversammlung ad hoc gewählten Tagespräsidenten geleitet.
The general meeting of the shareholders shall be chaired by the Chairman, respectively the vice-chairman of the Board of Directors or a chairman-for-the-day appointed by the general meeting of the shareholders.

Der Vorsitzende ernennt den Protokollführer und den oder die Stimmenzähler. Der Protokollführer und der oder die Stimmenzähler müssen nicht Aktionäre sein. Der Vorsitzende kann zugleich auch Protokollführer und Stimmenzähler sein.

The chairperson shall appoint the keeper of the minutes and the scrutineer(s). The keeper of the minutes and the scrutineer(s) need not be shareholders. The chairperson may also be the keeper of the minutes and the scrutineer.

Über die Beschlüsse und Wahlen der Generalversammlung ist ein Protokoll zu führen, das vom Vorsitzenden und vom Protokollführer zu unterzeichnen ist. Es hält die Angaben gemäss Art. 702 Abs. 2 OR fest.

Minutes shall be kept of the resolutions and votes of the general meeting of the shareholders that shall be signed by the chairperson and the keeper of the minutes. They shall contain the information required by Art. 702 paragraph 2 CO.

Die Aktionäre sind berechtigt, das Protokoll einzusehen.	Shareholders may inspect the minutes.

Art. 17 Stimmrecht und Vertretung	Art. 17 Voting Rights and Representation

Jede Aktie berechtigt zu einer Stimme.	Each share carries one vote.

Sofern die Statuten es vorsehen, ist jeder an einem bestimmten, durch den Verwaltungsrat vorgegebenen Stichtag, im Aktienbuch eingetragene Aktionär berechtigt, an der Generalversammlung teilzunehmen und an der Beschlussfassung mitzuwirken.

If provided in these Articles of Association, each shareholder recorded in the Share Register on a specific qualifying day which may be designated by the Board of Directors shall be entitled to participate at the general meeting of the shareholders and in any vote taken.

Jeder Aktionär kann sich in der Generalversammlung durch einen anderen Aktionär oder einen Dritten vertreten lassen. Vertreter haben sich durch eine schriftliche Vollmacht auszuweisen.		Each shareholder may arrange representation through another shareholder or third party. The representative must produce a written power of attorney.

Die Gesellschaft anerkennt nur einen Vertreter für jede Aktie.		The Company shall acknowledge only one representative for each share.

Der Verwaltungsrat kann die Einzelheiten über die Vertretung und Teilnahme an der Generalversammlung in Verfahrensvorschriften regeln.		The Board of Directors may issue the particulars of the right to representation and participation at the general meeting of the shareholders in procedural rules.

Stimmrechte und die damit verbundenen Rechte können der Gesellschaft gegenüber von einem Aktionär oder  Nutzniesser der Aktien  jeweils nur in dem Umfang ausgeübt werden, wie diese Person mit Stimmrecht im Aktienbuch eingetragen ist.

Voting rights and rights derived from them may be exercised in relation to the Company by a shareholder or usufructuary of Shares only to the extent that such Person is recorded in the Share Register with the right to exercise his voting rights.

Art. 18	Teilnahme der Mitglieder des Verwaltungsrates	Art. 18 Participation of the Members of the Board of Directors

Die Mitglieder des Verwaltungsrates sind berechtigt, an der Generalversammlung teilzunehmen. Sie können Anträge stellen.		The members of the Board of Directors may take part in the general meeting of the shareholders. They may submit motions.

Art. 19 Beschlussfassung und Wahlen		Art. 19 Resolutions and Voting

Die Generalversammlung fasst ihre Beschlüsse und vollzieht ihre Wahlen mit der Mehrheit der abgegebenen Aktienstimmen, unter Ausschluss der leeren, ungültigen und nicht ausübbaren Stimmen, soweit Gesetz oder Statuten nichts anderes bestimmen. Bei Stimmengleichheit gilt ein Beschluss als nicht zustande gekommen; bei Wahlen entscheidet das Los.

The general meeting of the shareholders shall pass its resolutions and votes with a majority of the share votes cast, excluding unmarked, invalid and non-exercisable votes, to the extent not otherwise stated by the law or the Articles of Association. Where the votes are tied, a resolution shall be deemed not to be passed; in the case of a vote, the decision shall be by lot.

Art. 20 Besonderes Stimmen Quorum		Art. 20 Special Vote

Folgende Beschlüsse müssen von Gesetzes wegen mindestens zwei Drittel der vertretenen Stimmen und die absolute Mehrheit der vertretenen Aktiennennwerte auf sich vereinigen:		The following resolutions require by law two thirds of the votes represented and the absolute majority of the nominal value of the Shares represented in favor:

1. Änderung des Gesellschaftszweckes;		1. amendment of the Company objects;
2. Einführung von Stimmrechtsaktien;		2. creation of Shares with privileged voting rights;
3. Beschränkung der Übertragbarkeit von Namenaktien;		3. restriction on the transferability of registered Shares;

4. Genehmigte oder bedingte Kapitalerhöhung;	4. approved or conditional capital increase;
5. Kapitalerhöhung aus Eigenkapital, gegen Sacheinlage oder zwecks Sachübernahme und die Gewährung von besonderen Vorteilen;	5. capital increase out of equity, by way of contributions in kind or for the purpose of acquisition of assets and the granting of special benefits;
6. Einschränkung oder Aufhebung des Bezugsrechtes;	6. restriction or withdrawal of subscription rights;
7. Verlegung des Sitzes der Gesellschaft;	7. relocation of the registered office of the Company;
8. Auflösung der Gesellschaft;	8. winding-up of the Company;
9. Fusionsbeschluss gemäss Art. 18 des Fusionsgesetzes (FusG), Spaltungsbeschluss gemäss Art. 43 FusG und Umwandlungsbeschluss gemäss Art. 64 FusG.	9. merger resolution pursuant to Art. 18 of the Merger Act (FusG), demerger resolution pursuant to Art. 43 FusG and transformation resolution pursuant to Art. 64 FusG.

Im Rahmen des gesetzlich Zulässigen und unter Vorbehalt anderslautender Vorschriften in diesem Art. 20 ist für folgende Gegenstände ein Beschluss der Generalversammlung erforderlich, der mindestens 75 % der an der Generalversammlung vertretenen Aktien auf sich vereinigt:

Subject to the provisions of the applicable law and except as otherwise expressly provided in this Art. 20, the approval of at least 75 % of the Shares represented at a general meeting of the shareholders shall be required for:

1.     Die Genehmigung von Zusammenschlüssen (die Definition eines Zusammenschlusses findet sich in Art. 41 dieser Statuten) gemäss Art. 12 (9) dieser Statuten. Dieses besondere Zustimmungserfordernis ist nicht erforderlich für Zusammenschlüsse, welche von der Mehrheit der Unparteiischen Mitgliedern des Verwaltungsrates (die Definition der Unparteiischen Mitglieder des Verwaltungsrates findet sich in Art. 41 der Statuten) genehmigt wurden. Für solche von der Mehrheit der Unparteiischen Mitgliedern des Verwaltungsrates genehmigte Zusammenschlüsse genügen die im Gesetz oder in den Statuten vorgesehenen Mehrheiten, je nach dem welche strenger sind. Für den Zweck dieser Bestimmung ist die Mehrheit der Unparteiischen Mitglieder des Verwaltungsrates berechtigt und verpflichtet, gestützt auf die ihnen nach angemessenem Aufwand zur Verfügung stehenden Informationen zu bestimmen, (i) ob eine Person ein Nahestehender Aktionär ist; (ii) die Anzahl Aktien, die eine Person oder eine Gesellschaft direkt oder indirekt hält; (iii) ob eine Gesellschaft eine Nahestehende Gesellschaft einer anderen ist; und ob (iv) die Aktiven, welche Gegenstand eines solchen Zusammenschlusses sind oder die von der Gesellschaft oder einer ihrer Tochtergesellschaften im Zusammenhang mit einem solchen Zusammenschluss ausgegebenen oder übertragenden Effekten einen aggregierten Marktwert von mindestens 25 % des Marktwertes der gesamten Aktiven unmittelbar vor dem Zusammenschluss haben. Die Mehrheit der Unparteiischen Mitglieder des Verwaltungsrates hat zudem das Recht, sämtliche Bestimmungen und Begriffe dieses Art. 20 auszulegen.

1.     The approval of Business Combinations (definition of this term is in Art. 41 of these Articles of Association) pursuant to Art. 12 (9) of these Articles of Association. The foregoing requiring a special resolution of the shareholders shall not be applicable to any particular Business Combination, and such Business Combination shall require only such vote as is required by the law or by these Articles of Association, whichever is greater, if the Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined in Art. 41 of these Articles of Association) whereby it is understood that such majority of the Disinterested Directors shall have the power and duty to determine for the purposes of this Article, on the basis of information known to them after reasonable inquiry, (i) whether a person is an Interested Shareholder; (ii) the number of Shares of which any person is the beneficial owner; (iii) whether a Person is an Affiliate of another; and (iv) whether the assets which are the subject of any Business Combination have, or any securities to be issued or transferred by the Company or any Subsidiary in any Business Combination have, an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) of the Fair Market Value of the combined assets immediately prior to such transfer of the Company and its subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Art. 20.

2. Jede Änderung dieser Bestimmung.	2. Any change to this paragraph of Art. 20 of the Articles of Association.

Ein Beschluss der Generalversammlung der mindestens zwei Drittel der Gesamtstimmen (die Definition von Gesamtstimmen findet sich in Art. 41 dieser Statuten) auf sich vereinigt, ist erforderlich für:	The approval of at least two thirds of the Total Voting Shares shall be required for (definition of the term Total Voting Shares is in Art. 41 of these Articles of Association):

1. Die Abwahl eines amtierenden Mitglieds des Verwaltungsrates	1. A resolution with respect to the removal of a serving member of the Board of Directors.
2. Jede Änderung dieser Bestimmung	2. Any change to this paragraph of Art. 20 of the Articles of Association.

Ein Beschluss der Generalversammlung der mindestens 75 % der Gesamtstimmen (die Definition von Gesamtstimmen findet sich in Art. 41 dieser Statuten) auf sich vereinigt, ist erforderlich für:	The approval of at least 75 % of the Total Voting Shares shall be required for (definition of the term Total Voting Shares is in Art. 41 of these Articles of Association):

1. Die Reduktion oder Erhöhung der Anzahl Verwaltungsräte in Art. 24 dieser Statuten.	1. The increase or reduction of the number of members of the Board of Directors in Art. 24 of these Articles of Association.
2. Jede Änderung dieser Bestimmung.	2. Any change to this paragraph of Art. 20 of the Articles of Association.

Auf Verlangen eines Aktionärs erfolgt die Wahl der Mitglieder des Verwaltungsrates in geheimer Abstimmung. Die übrigen Wahlen und Beschlussfassungen erfolgen in offener Abstimmung, falls die Generalversammlung nichts anderes beschliesst.

At the request of a shareholder the election of members of the Board of Directors shall take place by secret ballot. All other voting and passing of resolutions shall occur by open ballot unless otherwise resolved by the general meeting of the shareholders.

Ist die Gesellschaft verpflichtet, ihre Jahresrechnung und gegebenenfalls ihre Konzernrechnung durch eine Revisionsstelle prüfen zu lassen, muss der Revisionsbericht vorliegen, bevor die Generalversammlung die Jahresrechnung und die Konzernrechnung genehmigt und über die Verwendung des Bilanzgewinns beschliesst. Wird eine ordentliche Revision durchgeführt, so muss die Revisionsstelle an der Generalversammlung anwesend sein. Die Generalversammlung kann durch einstimmigen Beschluss auf die Anwesenheit der Revisionsstelle verzichten.

Where the Company is required to have its annual financial accounts and, where relevant, its group accounts audited by auditors, the audit report shall be presented to the general meeting of the shareholders prior to approval of the annual financial accounts and group accounts and prior to resolving on the application of the balance sheet profit. Where an ordinary audit is to be conducted, the Auditors shall be present at the general meeting of the shareholders. The general meeting of the shareholders may by way of a unanimous resolution, waive the requirement for the presence of the Auditors.

Art. 21	Auskunfts- und Einsichtsrecht der Aktionäre	Art. 21 Information and Inspection Rights of the Shareholders

Jeder Aktionär ist berechtigt, an der Generalversammlung vom Verwaltungsrat Auskunft über die Angelegenheiten der Gesellschaft und von der Revisionsstelle über Durchführung und Ergebnis ihrer Prüfung zu verlangen.

At the general meeting of the shareholders, any shareholder is entitled to request information from the Board of Directors concerning the affairs of the Company and from the Auditors concerning the conduct and the results of their review.

Die Auskunft ist insoweit zu erteilen, als sie für die Ausübung der Aktionärsrechte erforderlich ist. Sie kann verweigert werden, wenn durch sie Geschäftsgeheimnisse oder andere schutzwürdige Interessen der Gesellschaft gefährdet werden.

The information shall be given to the extent necessary for the exercising of shareholders' rights. It may be denied if business secrets or other interests of the Company worth being protected are jeopardized.

Die Geschäftsbücher und Korrespondenzen können nur mit ausdrücklicher Ermächtigung der Generalversammlung oder durch Beschluss des Verwaltungsrates und unter Wahrung des Geschäftsgeheimnisses eingesehen werden.

Company books and correspondence may only be inspected with the express authorization of the general meeting of the shareholders or by resolution of the Board of Directors and under the condition that business secrets are safeguarded.

Art. 22 Recht auf Einleitung einer Sonderprüfung		Art. 22 Right to Initiate a Special Audit

Jeder Aktionär kann der Generalversammlung beantragen, bestimmte Sachverhalte durch eine Sonderprüfung abklären zu lassen, sofern dies zur Ausübung der Aktionärsrechte erforderlich ist und er das Recht auf Auskunft oder das Recht auf Einsicht bereits ausgeübt hat.

Any shareholder may, at the general meeting of the shareholders, request that certain matters be subject to a special audit to the extent this is necessary for the exercising of shareholders' rights and he/she has previously exercised the right to information or the right to inspection.

Art. 23 Präsenzquorum		Art. 23 Presence Quorum

Jede Beschlussfassung oder Wahl setzt zu ihrer Gültigkeit im Zeitpunkt der Konstituierung der Generalversammlung ein Präsenzquorum von Aktionären, welche mindestens die Mehrheit aller Gesamtstimmen vertreten, voraus. Die Aktionäre können mit der Behandlung der Traktanden fortfahren, selbst wenn Aktionäre nach Bekanntgabe des Quorums durch den Vorsitzenden die Generalversammlung verlassen.

The adoption of any resolution or election requires the presence of at least a majority of the Total Voting Shares at the time when the general meeting of the shareholders proceeds to business. The shareholders present at a general meeting of the shareholders may continue to transact business, despite the withdrawal of shareholders from such general meeting of the shareholders following announcement of the presence quorum at that meeting.

B. Der Verwaltungsrat		B. The Board of Directors

Art. 24 Zusammensetzung		Art. 24 Composition

Der Verwaltungsrat besteht aus mindestens einem und höchstens zehn Mitgliedern.		The Board of Directors shall consist of no less than one and no more than ten members.

Solange die Namenaktien der Gesellschaft an einer in- oder ausländischen Börse kotiert sind, soll der Verwaltungsrat mindestens drei unabhängige Verwaltungsräte (Unabhängige Verwaltungsräte) ausweisen.
As long as the registered Shares of the Company are listed on a domestic or foreign Exchange, the Company shall maintain a minimum of three Independent Directors on its Board of Directors.

Art. 25 Amtsdauer	Art. 25 Term of Office

Die Verwaltungsräte werden vom Verwaltungsrat in drei Klassen aufgeteilt, welche als Klasse I, Klasse II und Klasse III bezeichnet werden. Die Verwaltungsräte sollen gleichmässig auf die drei Klassen aufgeteilt werden. Die erste Amtszeit der gewählten Verwaltungsräte endet wie folgt:

The Board of Directors shall divide its members into three classes, designated Class I, Class II and Class III. All Classes shall be as nearly equal in number as possible. The members of the Board of Directors as initially classified shall hold office for terms as follows:

Die Amtszeit der Verwaltungsratsmitglieder der Klasse I endet mit der ordentlichen Generalversammlung des Jahres 2011 oder mit der Wahl ihrer Nachfolger;	The Class I members of the Board of Directors shall hold office until the date of the ordinary general meeting of the shareholders in 2011 or until their successors shall be elected and qualified;

Die Amtszeit der Verwaltungsratsmitglieder der Klasse II endet mit der ordentlichen Generalversammlung des Jahres 2012 oder mit der Wahl ihrer Nachfolger;	The Class II members of the Board of Directors shall hold office until the date of the ordinary general meeting of the shareholders in 2012 or until their successors shall be elected and qualified;

Die Amtszeit der Verwaltungsratsmitglieder der Klasse III endet mit der ordentlichen Generalversammlung des Jahres 2013 oder mit der Wahl ihrer Nachfolger.	The Class III members of the Board of Directors shall hold office until the date of the ordinary general meeting of the shareholders in 2013 or until their successors shall be elected and qualified.

An jeder ordentlichen Generalversammlung soll jede Klasse Verwaltungsräte, deren Amtsdauer abläuft, für eine Amtsdauer von drei Jahren bzw. bis zur Wahl ihrer Nachfolger gewählt werden. Die Verwaltungsräte sind wieder wählbar.

At each ordinary general meeting of the shareholders, each class of the members of the Board of Directors whose term shall then expire shall be elected to hold office for a three-year term or until the election of their respective successor in office. The members of the Board of Directors are re-electable.

Der Verwaltungsrat legt die Reihenfolge der Wiederwahl fest, wobei die erste Amtszeit einer bestimmten Klasse von Verwaltungsräten auch weniger als drei Jahre betragen kann. Für den Zweck dieser Bestimmung ist unter einem Jahr der Zeitabschnitt zwischen zwei ordentlichen Generalversammlungen zu verstehen.

The Board of Directors shall establish the order of rotation, whereby the first term of office of members of a particular class may be less than three years. For purposes of this provision, one year shall mean the period between two ordinary general meetings of the shareholders.

Wenn ein Verwaltungsratsmitglied vor Ablauf seiner Amtsdauer aus welchen Gründen auch immer ersetzt wird, endet die Amtsdauer des an seiner Stelle gewählten neuen Verwaltungsratsmitgliedes mit dem Ende der Amtsdauer seines Vorgängers.

If, before the expiration of his term of office, a member of the Board of Director should be replaced for whatever reason, the term of office of the newly elected member of the Board of Directors shall expire at the end of the term of office of his predecessor.

Ist an der Gesellschaft eine juristische Person oder eine Handelsgesellschaft beteiligt, so ist sie als solche nicht als Mitglied des Verwaltungsrates wählbar; dagegen können an ihrer Stelle ihre Vertreter gewählt werden.

If a legal entity or another commercial enterprise is a shareholder of the Company, it shall not be eligible for membership on the Board of Directors; however, its representatives may be elected in lieu thereof.

Art. 26 Konstituierung	Art. 26 Constitution

Besteht der Verwaltungsrat aus mehreren Personen, so konstituiert er sich selbst, indem er seinen Präsidenten („Verwaltungsratspräsident“ oder „Präsident“), seinen Sekretär sowie allfällige Vizepräsidenten wählt. Der Sekretär muss dem Verwaltungsrat nicht angehören.

Where the Board of Directors consists of several persons it shall organize itself so that it elects its own chairman (“Chairman of the Board of Directors” or “Chairman”) and the Secretary and it may elect  one or more vice-chairman. The Secretary need not belong to the Board of Directors.

Art. 27 Aufgaben	Art. 27 Duties

Der Verwaltungsrat besorgt die laufenden Geschäfte und vertritt die Gesellschaft nach aussen.	The Board of Directors shall manage the ongoing business and represent the Company externally.

Der Verwaltungsrat hat die folgenden unübertragbaren und unentziehbaren Aufgaben:	The Board of Directors has the following non-transferable and inalienable duties:

Oberleitung der Gesellschaft und Erteilung der nötigen Weisungen;	Supreme management of the Company and issuance of the relevant instructions;
Festlegung der Organisation;	Determination of the organisation;
Ausgestaltung des Rechnungswesens, der Finanzkontrolle sowie der Finanzplanung, sofern diese für die Führung der Gesellschaft notwendig ist;	Structuring of the accounting system, the financial controls and the financial planning to the extent that this is necessary for the management of the Company;
Ernennung und Abberufung der mit der Geschäftsführung und der Vertretung betrauten Personen sowie Regelung der Zeichnungsberechtigung;	Appointment and removal of the persons entrusted with the management and representation of the Company as well as regulation of signatory power;
Oberaufsicht über die mit der Geschäftsführung betrauten Personen, namentlich im Hinblick auf die Befolgung der Gesetze, Statuten, Reglemente und Weisungen;
Overall supervision of the persons entrusted with the management of the Company, in particular with regard to their compliance with the law, the Articles of Association and other internal rules and regulations;

Erstellung des Geschäftsberichtes sowie Vorbereitung der Generalversammlung und Ausführung ihrer Beschlüsse;	Preparation of the annual business report and the general meeting of the shareholders, as well as implementation of its resolutions;
Benachrichtigung des Richters im Falle der Überschuldung;	Notification of the judge in the case of over-indebtedness;
Beschlussfassung über die nachträgliche Leistung von Einlagen auf nicht voll liberierte Aktien;	Passing of resolutions regarding retroactive payments related to partly paid-in shares;
Feststellungsbeschlüsse bei Kapitalerhöhungen und daraus folgende Statutenänderungen.	Declaratory resolutions regarding capital increases and consequential amendments of the Articles of Association.

Er hat überdies die folgenden Aufgaben:	In addition, the Board of Directors shall have the following duties:

Führung der gemäss Organisationsreglement dem Verwaltungsrat vorbehaltenen Geschäfte (vgl. Art. 30 Abs. 2);	Management of transactions reserved to the Board of Directors by the Organizational Regulations (cf. Art. 30 paragraph 2);
Antragstellung betreffend Verwendung des Bilanzgewinnes;	Proposals regarding the application of the balance sheet profit;

Festlegung des Geschäftsjahres (vgl. Art. 36);	Defining the business year (cf. Art. 36).
Behandlung von Eintragungsgesuchen (vgl. Art. 8).	Treatment of registration applications (cf. Art. 8).

Im Übrigen kann der Verwaltungsrat in allen Angelegenheiten Beschluss fassen, die nicht nach Gesetz, Statuten oder Reglement der Generalversammlung oder einem anderen Organ der Gesellschaft vorbehalten oder übertragen sind.

Otherwise, the Board of Directors may resolve on all matters not reserved or assigned to the general meeting of the shareholders or another corporate body of the Company by law, the Articles of Association or other internal rules and regulations.

Die Mitglieder des Verwaltungsrates zeichnen kollektiv zu zweien. Gehört dem Verwaltungsrat nur eine Person an, so ist diese einzelzeichnungsberechtigt.	The members of the Board of Directors shall have the power of joint signatories. Where the Board of Directors consists of just one person, he shall have the power of single signatory.

Art. 28 Entschädigung	Art. 28 Compensation

Die Mitglieder des Verwaltungsrates haben Anspruch auf Ersatz ihrer im Interesse der Gesellschaft aufgewendeten Auslagen sowie auf eine ihrer Tätigkeit entsprechende Entschädigung. Der Betrag wird vom Verwaltungsrat festlegt.

The members of the Board of Directors shall have a claim to compensation for their expenses incurred in the interests of the Company as well as remuneration for their activities. The amount of the remuneration shall be determined by the Board of Directors.

Im Rahmen des gesetzlich Zulässigen, hält die Gesellschaft sämtliche Personen sowie deren Erben, Konkurs- oder Nachlassmassen, welche wegen ihrer Tätigkeit als Verwaltungsrat, Mitglied der Geschäftsleitung, Angestellte, Agent oder weil sie in einer anderen Funktion für oder im Namen der Gesellschaft (einschliesslich solcher Tätigkeiten, die diese Personen für eine andere Gesellschaft, eine nicht rechtsfähige Personengesellschaft, einen Joint Ventures, einen Trusts, eine sonstige Geschäftseinheit oder fiduziarisch im Zusammenhang mit von der Gesellschaft unterhaltenen Mitarbeiterbeteiligungsplänen für oder im Namen oder auf Aufforderung der Gesellschaft ausübten oder ausüben) tätig wurden, Partei in drohenden, hängigen oder abgeschlossenen Klagen, Verfahren oder Untersuchungen zivil-, straf-, verwaltungsrechtlicher oder anderer Natur (einschliesslich allfälliger Klagen der Gesellschaft) waren oder werden, schadlos von sämtlichen Auslagen (einschliesslich Anwaltskosten), Abgaben, Verlusten und Schäden, die diese in diesem Zusammenhang zu bezahlen und damit erlitten haben. Im Rahmen des gesetzlich zulässigen soll die Gesellschaft Gerichts- und Anwaltskosten im Zusammenhang mit solchen Klagen und Verfahren (einschliesslich Rechtsmittelverfahren) bevorschussen.

The Company shall indemnify, to the full extent now or hereafter permitted by law, any person (including his heirs, executors and administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), by reason of his acting as, or having in the past acted as, a member of the Board of Director, officer, employee or agent of, or his acting in any other capacity for or on behalf of, the Company (including his serving for, on behalf of or at the request of the Company as a member of the Board of Director, officer employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company) against any expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person (or his heirs, executors and administrators) in respect thereof.  The Company shall advance the expenses of defending any such action, suit or proceeding (including appeals) in accordance with and to the full extent now or hereafter permitted by law.

Der Verwaltungsrat ist unabhängig von der Interessenlage des einzelnen Mitgliedes berechtigt, namens der Gesellschaft und zugunsten der in Art. 28 Abs. 2 dieser Statuten erwähnten Personen Versicherungen für die gegen diese Personen im Zusammenhang mit den oben beschriebenen Funktionen erhobenen Haftungsansprüche sowie deren Folgen abzuschliessen, unabhängig davon, ob die Gesellschaft das Recht bzw. die Macht hätte, diese Person in Anwendung von Art. 28 schadlos zu halten.

The Board of Directors may, notwithstanding any interest of the member of the Board of Directors in such action, authorize the Company to purchase and maintain insurance on behalf of any person described in Art. 28 paragraph 2 of these Articles of Association, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Art. 28.

Art. 28 ist auf alle Ansprüche, Klagen, Prozesse anwendbar, die nach Inkrafttreten dieser Bestimmung eingeleitet werden, unabhängig davon, ob sich diese auf Tätigkeiten oder Unterlassungen vor Inkrafttreten dieser Bestimmung stützen. Die Vorschrift in diesem Art. 28 soll als Vertrag zwischen der Gesellschaft und jedem Verwaltungsratsmitglied, Mitglied der Geschäftsleitung, Direktor, Angestellten und Agenten, der in den weiter oben beschriebenen Funktionen zu einem beliebigen Zeitpunkt während der Gültigkeit dieser Bestimmung und des anwendbaren Rechts tätig war, gelten, und die Aufhebung oder Änderung dieser Bestimmung soll die zu jenem Zeitpunkt bestehenden Rechte und Pflichten bezüglich des zu jenem Zeitpunkt bestehenden Tatbestandes oder der zu jenem oder einem späteren Zeitpunkt gestützt auf diesen Sachverhalt geltend gemachten oder angedrohten Klagen, Ansprüchen oder Prozessen nicht berühren. Sollten einzelne Bestimmungen dieses Art. 28 aus gesetzlichen oder regulatorischen Gründen ungültig sein oder in ihrer Anwendung eingeschränkt werden, soll dies die Anwendung dieser Bestimmung oder die Gültigkeit dieser Bestimmung nicht berühren. Die Rechte im Zusammenhang mit der Schadloshaltung und der Bevorschussung in diesem Artikel sind weder exklusiv noch sollen sie allfällige bestehende andere Rechte der betroffenen Verwaltungsratsmitglieder, Geschäftsleitungsmitgliedern, Direktoren, Angestellten oder Agenten limitieren, die diese gestützt auf Verträge oder gestützt auf Beschlüsse der Organe der Gesellschaft oder in ihrer Funktion haben, limitieren. Die Gesellschaft ist dem Grundsatz verpflichtet, wonach die Schadloshaltung der in diesem Artikel definierten Personen im Rahmen des gesetzlich zulässigen entsprochen werden soll.

The provisions of this Art. 28 shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.  The provisions of this Art. 28 shall be deemed to be a contract between the Company and each member of the Board of Director, officer, employee or agent who serves in such capacity at any time while this Article and the relevant provisions of the law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts.  If any provision of this Art. 28 shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect any other application of such provision or the validity of the remaining provisions hereof.  The rights of indemnification and advancement of expenses provided in this Article shall neither be exclusive of, nor be deemed in limitation of, any rights to which any such member of the Board of Director, officer, employee or agent may otherwise be entitled or permitted by contract, vote of members or directors or otherwise, or as a matter of law, both as to actions in his official capacity and actions in any other capacity while holding such office, it being the policy of the Company that indemnification of the specified individuals shall be made to the fullest extent permitted by law.

Art. 29 Einberufung und Beschlussfassung	Art. 29 Calling of Meetings and Quorum

Der Verwaltungsrat versammelt sich, so oft es die Geschäfte erfordern, jedoch mindestens einmal im Jahr. Er wird durch seinen Präsidenten oder den Vizepräsidenten einberufen. Jedes Mitglied hat jederzeit das Recht, unter schriftlicher Angabe der Gründe die unverzügliche Einberufung einer Verwaltungsratssitzung zu verlangen.

The Board of Directors shall meet as often as business demands but at least once a year. It shall be called by the Chairman of the Board of Directors or the vice-chairman. Each member may, by giving written reasons therefore, demand that a meeting of the Board of Directors be held without delay.

Die Einberufung des Verwaltungsrates hat in der Regel mindestens fünf Werktage vor dem Sitzungstage zu erfolgen. Tag, Zeit und Ort der Sitzung und die Verhandlungsgegenstände (Traktandenliste) sind bei der Einberufung bekannt zu geben. Gleichzeitig werden die massgebenden Sitzungsunterlagen zugestellt. Über Gegenstände, die in der Traktandenliste nicht aufgeführt sind, können in dringenden Fällen Beschlüsse gefasst werden.

The calling of a meeting of the Board of Directors shall, as a rule, be made at least five working days before the date of the meeting. Day, time, and place of the meeting as well as the matters for discussion (agenda) shall be notified at the time of the calling. At the same time, the related documents for the meeting shall be provided. Matters not contained in the agenda may be resolved upon in urgent cases.

Der Verwaltungsrat ist beschlussfähig, wenn die absolute Mehrheit der Mitglieder anwesend ist. Für Beschlüsse, die im Rahmen von Kapitalerhöhungen zu treffen sind, ist der Verwaltungsrat auch beschlussfähig, wenn nur ein Mitglied anwesend ist.

The Board of Directors is quorate when the absolute majority of members is present. Where a resolution is to be taken in the context of a capital increase, the Board of Directors is also quorate when only one member is present.

Der Verwaltungsrat fasst seine Beschlüsse und trifft seine Wahlen mit der Mehrheit der abgegebenen Stimmen. Er kann höhere Beschlussfassungsquoren einführen. Diese müssen in einem Reglement festgehalten werden. Bei Stimmengleichheit gibt der Vorsitzende den Stichentscheid, bei Wahlen entscheidet das Los.

The Board of Directors shall pass its resolutions and votes with a majority of the votes cast. The Board of Directors may introduce higher requirements to pass votes. Such requirements shall be contained in an internal regulation. Where votes are tied, the chairperson shall give the casting vote; in the case of elections this shall be decided by lot.

Beschlüsse können auch auf dem Weg der schriftlichen Zustimmung (durch Brief, Telefax oder E-Mail) zu einem Antrag gefasst werden, sofern nicht ein Mitglied mündliche Beratung verlangt. Diese Beschlüsse bedürfen der Einstimmigkeit und sind zusammen mit den anderen Verwaltungsratsprotokollen aufzubewahren.

Resolutions may also be passed by way of written consent (by letter, fax or email) provided no member has demanded an oral consultation. These resolutions require unanimity and shall be kept with the minutes of the meetings of the Board of Directors.

Art. 30 Delegation und Ausschüsse	Art. 30 Delegation and Committees

Der Verwaltungsrat kann die Vorbereitung, die Ausführung seiner Beschlüsse und die Überwachung von Geschäften Ausschüssen oder einzelnen Mitgliedern zuweisen.	The Board of Directors may delegate the preparation and implementation of its resolutions and the oversight of business to committees or individual members.

Unter Vorbehalt seiner unübertragbaren und unentziehbaren Aufgaben ist der Verwaltungsrat ferner befugt, die Geschäftsführung oder einzelne Zweige derselben und die Vertretung der Gesellschaft an eine oder mehrere Personen, Mitglieder des Verwaltungsrates (Delegierte) oder Dritte (Direktoren oder Geschäftsführer), zu übertragen. Er legt die dazu notwendigen Einzelheiten in einem Organisationsreglement fest.

Subject to its non-transferable and inalienable duties, the Board of Directors is furthermore empowered to transfer management of the business or individual branches of the same and the representation of the Company to one or more persons, members of the Board of Directors (delegates) or third parties (directors or managers). The Board of Directors shall stipulate the necessary details in the Organizational Regulations.

Art. 31 Protokoll	Art. 31 Minutes

Über die Verhandlungen und Beschlüsse des Verwaltungsrates ist ein Protokoll zu führen. Das Protokoll ist vom Vorsitzenden und vom Sekretär zu unterzeichnen. Besteht der Verwaltungsrat aus nur einem Mitglied, muss auch dieser über seine Entscheidungen Protokoll führen.

Minutes shall be recorded of the discussions and resolutions of the Board of Directors. The minutes shall be signed by the Chairperson and the Secretary. Where the Board of Directors consists of only one member, such person must also keep a record of his decisions.

Die Protokolle sind vom Verwaltungsrat jeweils in der nächsten Sitzung zu genehmigen.	The minutes shall be approved by the Board of Directors in the next meeting.

Art. 32 Recht auf Auskunft und Einsicht	Art. 32 Right to Information and Inspection

Jedes Mitglied des Verwaltungsrates kann Auskunft über alle Angelegenheiten der Gesellschaft verlangen. In den Sitzungen sind alle Mitglieder des Verwaltungsrates sowie die mit der Geschäftsführung betrauten Personen zur Auskunft verpflichtet. Ausserhalb der Sitzungen kann jedes Mitglied von den mit der Geschäftsführung betrauten Personen Auskunft über den Geschäftsgang und, mit Ermächtigung des Präsidenten, auch über einzelne Geschäfte verlangen.

Each member of the Board of Directors may demand information on all matters concerning the Company. At meetings, all members of the Board of Directors as well as the persons entrusted with the management of the Company are under a duty to provide information. Outside the meetings, each member can demand information from those persons entrusted with the management about the course of business and, with the authorization of the president, about individual transactions.

Soweit es für die Erfüllung einer Aufgabe erforderlich ist, kann jedes Mitglied dem Präsidenten beantragen, dass ihm Bücher und Akten vorgelegt werden. Weist der Präsident ein Gesuch auf Auskunft, Anhörung oder Einsicht ab, so entscheidet der Verwaltungsrat. Regelungen oder Beschlüsse des Verwaltungsrates, die das Recht auf Auskunft und Einsichtnahme der Mitglieder des Verwaltungsrates erweitern, bleiben vorbehalten.

To the extent it is necessary for the performance of a task, each member may apply to the Chairman of the Board of Directors that the books and files are made available to him. Where the Chairman of the Board of Directors rejects an application for information, a hearing or inspection, the Board of Directors shall decide. Regulations or resolutions of the Board of Directors that provide the members of the Board of Directors with the right to information and inspection remain reserved.

Art. 33 Zeichnungsberechtigung	Art. 33 Signature Power

Die rechtsverbindliche Vertretung der Gesellschaft durch Mitglieder des Verwaltungsrates und durch Dritte wird in einem Organisationsreglement festgelegt.	The due and valid representation of the Company by members of the Board of Directors and other persons shall be set forth in Organizational Regulations.

C. Die Revisionsstelle	C. The Auditors

Art. 34 Revision	Art. 34 Audit

Die Generalversammlung wählt die Revisionsstelle.	The general meeting of the shareholders shall elect the Auditor.

Sie kann auf die Wahl einer Revisionsstelle verzichten, wenn:	It can waive the election of auditors where:

die Voraussetzungen für eine ordentliche Revision nicht gegeben sind;	the requirements for an ordinary audit are not present;
die Zustimmung sämtlicher Aktionäre vorliegt und;	the consent of all shareholders has been given; and
die Gesellschaft nicht mehr als zehn Vollzeitstellen im Jahresdurchschnitt hat.	the Company does not have more than ten full-time positions on average per year.

Haben die Aktionäre auf eine eingeschränkte Revision verzichtet, so gilt dieser Verzicht auch für die nachfolgenden Jahre. Jeder Aktionär hat jedoch das Recht, spätestens zehn Tage vor der Generalversammlung eine eingeschränkte Revision zu verlangen. Die Generalversammlung muss diesfalls die Revisionsstelle wählen.

Where the shareholders have waived a limited statutory examination, this waiver applies also to the following year. Each shareholder may, however, demand a limited statutory examination at the latest ten days prior to the general meeting of the shareholders. The general meeting of the shareholders must in this case elect the Auditor.

Art. 35 Organisation der Revisionsstelle	Art. 35 Organisation of the Auditor

Als Revisionsstelle können eine oder mehrere natürliche oder juristische Personen oder Personengesellschaften gewählt werden.	One or several individuals or legal persons or partnerships may be elected as Auditors.

Wenigstens ein Mitglied der Revisionsstelle muss seinen Wohnsitz, seinen Sitz oder eine eingetragene Zweigniederlassung in der Schweiz haben.	As a minimum one member of the Auditor shall be resident or have a registered branch in Switzerland.

Muss die Gesellschaft ihre Jahresrechnung durch eine Revisionsstelle ordentlich prüfen lassen im Sinne von:	Where the Company is required to arrange an ordinary audit of its annual financial accounts by auditors pursuant to:

Art. 727 Abs. 1 Ziff. 2 oder Ziff. 3 OR;	Art. 727 paragraph 1 section 2 or section 3 CO;
Art. 727 Abs. 2 OR	Art. 727 paragraph 2 CO

wählt die Generalversammlung einen zugelassenen Revisionsexperten nach den Vorschriften des Revisionsaufsichtsgesetzes (RAG) als Revisionsstelle.	the general meeting of the shareholders shall elect a licensed audit expert in accordance with the provisions of the Audit Oversight Act (RAG) as auditors.

Ist die Gesellschaft zur eingeschränkten Revision verpflichtet, kann als Revisionsstelle auch ein zugelassener Revisor nach den Vorschriften des RAG bezeichnet werden. Vorbehalten bleibt der Verzicht auf die Wahl einer Revisionsstelle nach Art. 34.

Where the Company is required to arrange a limited statutory examination a licensed auditor in accordance with the provisions of the RAG may also be appointed as auditors. Waiver of the election of auditors pursuant to Art. 34 remains reserved.

Die Revisionsstelle muss im Sinne von Art. 728 bzw. 729 OR unabhängig sein.	The Auditor must be independent in accordance with Art. 728 respectively 729 CO.

Die Revisionsstelle wird für ein Geschäftsjahr gewählt. Ihr Amt endet mit der Abnahme der letzten Jahresrechnung. Die Wiederwahl ist möglich. Die Generalversammlung kann die Revisionsstelle jederzeit mit sofortiger Wirkung abberufen.

The Auditor shall be appointed for one business year. Their term of office shall end with the approval of the final annual financial accounts. Re-appointment is possible. The general meeting of the shareholders may remove the Auditor with immediate effect at any time.

D.	Rechnungslegung und Verwendung des Bilanzgewinnes	D.	Rendering of Accounts and Allocation of Balance Sheet Profit

Art. 36 Jahresrechnung		Art. 36 Annual Financial Accounts

Die Jahresrechnung wird jährlich auf den 31. Dezember oder auf einen anderen, durch den Verwaltungsrat zu beschliessenden Termin abgeschlossen.		The annual financial accounts shall be closed annually on the 31 December or another date determined by the Board of Directors.

Die Erfolgsrechnung, die Bilanz und der Anhang sind mindestens gemäss den gesetzlichen Bestimmungen von Art. 662a - 670 und 957 - 961 OR aufzustellen.		The profit and loss statement, the balance sheet and notes shall be compiled as a minimum in accordance with the provisions of Art. 662a-670 and 957-961 CO.

Art. 37 Verwendung des Jahresgewinnes		Art. 37 Application of the Annual Profit

Vom in der Jahresbilanz ausgewiesenen Jahresgewinn ist jährlich ein Betrag von 5 % der allgemeinen Reserve zuzuweisen, bis diese 20 % des einbezahlten Aktienkapitals erreicht hat.		An amount of 5 % of the annual profit identified in the annual financial accounts is to be allotted to the general reserves until this has reached 20 % of the paid-up share capital.

Der verbleibende Jahresgewinnsaldo und ein allfälliger Gewinnvortrag früherer Geschäftsjahre stehen unter Vorbehalt der zwingenden gesetzlichen Bestimmungen (Art. 671 ff. OR) zur freien Verfügung der Generalversammlung. Der Verwaltungsrat unterbreitet der Generalversammlung seine Vorschläge betreffend die Behandlung sämtlicher Zuweisungen.

The remaining annual profit and any balance of profit brought forward from previous business years shall, pursuant to binding provisions of the law (Art. 671 et seq. CO), be at the free disposal of the general meeting of the shareholders. The Board of Directors shall submit its proposals with respect to the treatment of any allocation to the general meeting of the shareholders.

Die Generalversammlung kann jederzeit die Errichtung von speziellen Reserven neben den vom Gesetz vorgeschriebenen Reserven beschliessen und über deren Verwendung bestimmen.		The general meeting of the shareholders may at any time resolve to set up special reserves in addition to those required by law and determine their application.

Dividenden, welche nicht innerhalb von fünf Jahren nach ihrem Auszahlungsdatum bezogen werden, fallen an die Gesellschaft und werden in die allgemeinen gesetzlichen Reserven gebucht.		Dividends that have not been collected within five years after their payment date shall enure to the Company and be allocated to the general statutory reserves.

E. Schlussbestimmungen		E. Final Provisions

Art. 38 Auflösung und Liquidation		Art. 38 Winding-up and Liquidation

Die Generalversammlung kann jederzeit die Auflösung der Gesellschaft beschliessen. Die Auflösung und Liquidation sind gemäss den Vorschriften von Art. 736 ff. OR durchzuführen.		The general meeting of the shareholders may at any time resolve to wind-up the Company. The winding-up and liquidation of the Company shall be performed in accordance with Art. 736 et seq. CO.

Die Befugnisse der Generalversammlung bleiben auch während der Liquidation mit der Einschränkung gemäss Art. 739 OR bestehen. Insbesondere unterliegt die Liquidationsrechnung der Genehmigung durch die Generalversammlung.

The powers of the general meeting of the shareholders shall also continue during the liquidation, limited in accordance with Art. 739 CO. In particular, the liquidation accounts are subject to the approval of the general meeting of the shareholders.

Der Verwaltungsrat besorgt die Liquidation, sofern diese nicht durch Beschluss der Generalversammlung Dritten übertragen wird.	The Board of Directors shall conduct the liquidation to the extent that this is not transferred to a third party by a resolution of the general meeting of the shareholders.

Die Liquidatoren sind berechtigt, die Aktiven der Gesellschaft freihändig zu veräussern.	The liquidators may freely dispose of the assets of the Company.

Nach erfolgter Tilgung der Schulden wird das Vermögen nach Massgabe der eingezahlten Beträge unter den Aktionären verteilt, soweit diese Statuten nichts anderes vorsehen.	Upon discharge of all liabilities, the assets of the Company shall be distributed to the shareholders pursuant to the amounts paid-up, unless these Articles of Association provide otherwise.

Art. 39 Mitteilungen und Bekanntmachungen	Art. 39 Communications and Notifications

Publikationsorgan der Gesellschaft ist das Schweizerische Handelsamtsblatt. Der Verwaltungsrat kann weitere Publikationsorgane bestimmen.	The Company shall make any announcements in the Swiss Official Gazette of Commerce. The Board of Directors may appoint other publication bodies.

Soweit keine individuelle Benachrichtigung durch das Gesetz, börsengesetzliche Bestimmungen oder diese Statuten verlangt wird, gelten sämtliche Mitteilungen an die Aktionäre als gültig erfolgt, wenn sie im Schweizerischen Handelsamtsblatt veröffentlicht worden sind. Die Mitteilungen an die Namenaktionäre erfolgen im Falle der in Art. 14 Abs. 3 erwähnten Hinweise an ihre letzte im Aktienbuch eingetragene Adresse durch Brief oder E-Mail. In allen anderen Fällen können die Mitteilungen durch Veröffentlichung im Publikationsorgan erfolgen. Bekanntmachungen an die Gläubiger erfolgen in den vom Gesetz vorgeschriebenen Fällen durch Veröffentlichung im Publikationsorgan. Finanzinstitute, welche Aktien für wirtschaftlich Berechtigte halten und entsprechend im Aktienbuch eingetragen sind, gelten als bevollmächtigte Empfänger.

To the extent that individual notification is not required by law, stock Exchange regulations or these Articles of Association, all communications to the shareholders shall be deemed valid if published in the Swiss Official Gazette of Commerce. Notices to the registered shareholders shall in the case of the notifications set forth in Art. 14 paragraph 3 be sent by letter or electronic mail to the last address registered in the Share Register. In all other cases, they may be made by publication in the Company's official instrument for publications. Notices to creditors shall be given in the cases prescribed by law by publication in the Swiss Official Gazette of Commerce. Financial institutions holding Shares for beneficial owners and recorded in such capacity in the Share Register shall be deemed to be authorized recipients.

Art. 40 Verbindlicher Originaltext	Art. 40 Original Language

Falls sich zwischen der deutsch- und der englischsprachigen Fassung dieser Statuten Differenzen ergeben, hat die deutschsprachige Fassung Vorrang.	In the event of deviations between the German and English version of these Articles of Association, the German text shall prevail.

Art. 41 Definitionen	Art. 41 Definitions

Aktie	Shares

Der Begriff Aktie(n) hat die in Art. 3 dieser Statuten aufgeführte Bedeutung.	The term Share(s) has the meaning assigned to it in Art. 3 of these Articles of Association.

Aktienbuch	Share Register

Der Begriff Aktienbuch hat die in Art. 8 dieser Statuten aufgeführte Bedeutung.	The term Share Register has the meaning assigned to it in Art. 8 of these Articles of Association.

Aktienkapital	Share Capital

Der Begriff Aktienkapital hat die in Art. 3 dieser Statuten aufgeführte Bedeutung.	The term Share Capital has the meaning assigned to it in Art. 3 of these Articles of Association.

Börse	Exchange

Der Begriff Börse bedeutet Einrichtungen des Wertschriftenhandels oder vergleichbare Systeme, an welchen die Aktien der Gesellschaft gehandelt oder anderweitig zeitweise zum Handel zugelassen sind.	The term Exchange shall mean any securities exchange or other system on which the registered Shares of the Company may be listed or otherwise authorized for trading from time to time.

CHF	CHF

Der Begriff CHF bedeutet Schweizer Franken und ist die gültige Schweizer Währung.	The term CHF shall mean Swiss Francs, the legal currency in Switzerland.

Gesamtstimmen	Total Voting Shares

Der Begriff Gesamtstimmen bedeutet die Gesamtzahl aller an einer Generalversammlung stimmberechtigen Aktien unabhängig davon, ob die stimmberechtigten Aktien an der Generalversammlung vertreten sind oder nicht.
Total Voting Shares means the total number of Shares entitled to vote at a general meeting of the shareholders whether or not represented at such meeting.

Gesellschaft	Company

Der Begriff Gesellschaft bedeutet Garmin Ltd.	The term Company shall mean Garmin Ltd.

Marktwert	Fair Market Value

Der Begriff Marktwert bedeutet (i) im Falle von Aktien den höchsten Schlusskurs dieser Aktien während der letzten 30 Tage vor dem massgeblichen Stichtag. Dabei entspricht der Marktwert dem höchsten von der betreffenden Börse gemeldeten Schlusskurs während der letzten 30 Tage vor dem massgeblichen Stichtag und, falls eine solche Meldung nicht vorliegt, soll der Marktwert dieser Aktien vom Verwaltungsrat in guten Treuen bestimmt werden, wobei er dabei die Art der Aktien, allfällige Dividenden, Zuteilung von Aktien sowie Aufteilungen oder Zusammenlegungen von Aktien berücksichtigt, und (ii) im Fall von Vermögenswerten, die weder Aktien noch Bargeld sind, soll der Marktwert vom Verwaltungsrat in guten Treuen per Stichtag bestimmt werden.

The term Fair Market Value shall mean (i) in the case of shares, the highest closing sale price of a share during the 30-day period immediately preceding the date in question of such share admitted to trading on an Exchange or any other system then in use, the Fair Market Value shall be the highest closing sale price reported by the Exchange or such other system during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of such share as determined by the Board of Directors in good faith, in each case with respect to any class of share, appropriately adjusted for any dividend or distribution in shares or any combination or reclassification of outstanding shares of such share into a smaller number of shares, and (ii) in the case of property other than cash or shares, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

Monat	Month

Der Begriff Monat bedeutet ein Kalendermonat.	The term Month shall mean a calendar month.

Nahestehender Aktionär	Interested Shareholder

Der Begriff Nahestehender Aktionär bedeutet jede natürliche oder juristische Person (unter Ausschluss der Gesellschaft) sowie deren Muttergesellschaften, (i) die direkte oder indirekte Eigentümerin von mehr als 20 % der Stimmrechte der ausgegebenen Aktien ist, oder die (ii) eine Nahestehende Gesellschaft der Gesellschaft ist und irgendwann in den zwei unmittelbar vorangehenden Jahren vor dem Zeitpunkt, zu dem bestimmt werden muss, ob diese Person ein Nahestehender Aktionär ist, direkte oder indirekte Eigentümerin von 20 % oder mehr der Stimmrechte der ausgegebenen Aktien war; oder (iii) Aktien übertragen bekommen hat, die irgendwann in den zwei unmittelbar vorangehenden Jahren vor dem Zeitpunkt, zu dem bestimmt werden muss, ob eine Person ein Nahestehender Aktionär ist, direkt oder indirekt im Eigentum eines Nahestehenden Aktionärs standen, sofern die Übertragung (unabhängig davon ob in einer oder mehreren Transaktionen) ausserhalb eines öffentlichen Angebots stattgefunden hat.

The term Interested Shareholder shall mean any person (other than the Company) and any holding company thereof who or which (i) is the beneficial owner directly or indirectly, of more than twenty per cent (20%) of the voting power of the outstanding shares of the Company; or, (ii) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of twenty per cent (20%) or more of the voting power of the then-outstanding shares; or (iii) is an assignee of or has otherwise succeeded to any shares which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering.

Eine natürliche oder juristische Person gilt dann nicht als Nahestehender Aktionär, falls eine solche Person nur darum ein Nahestehender Aktionär wird, weil die Anzahl der ausgegebenen Aktien der Gesellschaft reduziert werden, unabhängig davon ob eine solche Reduktion auf den Rückkauf von Aktien der Gesellschaft durch die Gesellschaft zurückzuführen ist. Die Reduktion der ausgegebenen Aktien erhöht den prozentualen Anteil der ausgegebenen Aktien im direkten oder indirekten Eigentum der betreffenden Person bis diese Person direkte oder indirekte Eigentümerin zusätzlicher Aktien wird.

A person shall not be deemed an Interested Shareholder if such person would become an Interested Shareholder solely as a result of a reduction of the number of shares of the Company outstanding, including repurchases of outstanding shares of the Company by the Company, which reduction increases the percentage of outstanding shares of the Company of which such person is the beneficial owner, until such person shall thereafter become the beneficial owner of any additional shares.

Nahestehende Gesellschaft	Affiliate

Der Begriff Nahestehende Gesellschaft bedeutet bezüglich einer Person, jede andere Person, die direkt oder indirekt über eine oder mehrere Mittelspersonen die andere Person kontrolliert, von dieser anderen Person kontrolliert wird, oder unter gemeinsamer Kontrolle mit dieser anderen Person steht. Kontrolle einschliesslich der Begriffe kontrollierend und kontrolliert im Sinne dieser Definition bedeutet die Möglichkeit, direkt oder indirekt auf die Geschäftsführung und die Geschäftspolitik einer Person Einfluss zu nehmen, sei es aufgrund des Haltens von Stimmrechten oder auf andere Weise.

The term Affiliate shall mean with respect to any person, any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control", "controlling" and "controlled" when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise.

Nahestehende Person	Associate

Der Begriff Nahestehende Person bedeutet, wenn verwendet zur Bezeichnung einer Beziehung zu einer Zivilrechtlichen Person, (i) jede Kapitalgesellschaft, rechts- oder nicht-rechtsfähige Personengesellschaft oder ein anderer Rechtsträger, von welcher diese Zivilrechtliche Person Mitglied des Leitungs- oder Verwaltungsorgans, der Geschäftsleitung oder Gesellschafter ist oder von welcher diese Person, direkt oder indirekt, Eigentümerin von 20 % oder mehr einer Kategorie von Aktien oder anderen Anteilsrechten ist, die ein Stimmrecht vermitteln, (ii) jedes Treuhandvermögen (Trust) oder jede andere Vermögenseinheit, an der diese Zivilrechtliche Person wirtschaftlich einen Anteil von 20 % oder mehr hält oder in Bezug auf welche diese Zivilrechtliche Person als Verwalter (trustee) oder in ähnlich treuhändischer Funktion tätig ist, und (iii) jeder Verwandte, Ehe- oder Lebenspartner dieser Person, oder jede Verwandte des Ehe- oder Lebenspartners, jeweils soweit diese den gleichen Wohnsitz haben wie diese Person.

The term Associate, when used to indicate a relationship with any Person, means (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the Owner of 20 % or more of any class of voting shares, (ii) any trust or other estate in which such Person has at least a 20 % beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

OR	CO

Der Begriff OR hat die in Art. 1 dieser Statuten aufgeführte Bedeutung.	The term CO hast he meaning assigned to it in Art. 1 of these Articles of Association.

Revisionsstelle	Auditor

Der Begriff Revisionsstelle hat die in Abschnitt C dieser Statuten aufgeführte Bedeutung.	The term Auditor has the meaning assigned to it in section C of these Articles of Association.

Sekretär	Secretary

Der Begriff Sekretär hat die in Art. 26 dieser Statuten aufgeführte Bedeutung.	The term Secretary has the meaning assigned to it in Art. 26 of these Articles of Association.

Sitz	Registered Office

Der Begriff Sitz hat die in Art. 1 dieser Statuten aufgeführte Bedeutung.	The term Registered Office has the meaning assigned to it in Art. 1 of these Articles of Association.

Statuten	Articles of Association

Der Begriff Statuten bedeutet die Statuten der Garmin Ltd. jeweils in ihrer aktuellsten Fassung.	The term Articles of Association shall mean the Articles of Association of Garmin Ltd. in their most recent version.

Tochtergesellschaft	Subsidiary

Der Begriff Tochtergesellschaft bedeutet sämtliche juristischen Personen oder Personenvereinigung, welche von einer anderen juristischen Person beherrscht werden.
The term Subsidiary shall mean any corporation, company, association, foundation or other incorporated legal entity, that directly, or indirectly through one or more intermediaries is under control of the person specified.

Unabhängige Verwaltungsräte	Independent Directors

Der Begriff unabhängige Verwaltungsräte bedeutet Verwaltungsräte, welche im Sinne der anwendbaren Bestimmungen derjenigen Börse, an welcher die Gesellschaft kotiert ist, unabhängig sind.	The term Independent Directors shall mean members of the board who are recognized as such by the rules and regulations of the Exchange.

Unparteiische Mitglieder des Verwaltungsrates	Disinterested Directors

Der Begriff Unparteiische Mitglieder des Verwaltungsrates bedeutet diejenigen Mitglieder des Verwaltungsrates, welche keine Nahestehenden Personen von Nahestehenden Aktionären sind und bereits Mitglieder des Verwaltungsrates waren, bevor ein Nahestehender Aktionär ein Nahestehender Aktionär wurde und jedes Verwaltungsratsmitglied, welches erst nachträglich eine Vakanz im Verwaltungsrat schloss oder erst nachträglich gewählt wurde und in jedem Fall keine Nahestehende Person des Nahestehenden Aktionärs ist und auf Empfehlung einer Mehrheit der damaligen Unparteiischen Mitgliedern des Verwaltungsrates gewählt wurde.

The term Disinterested Directors shall mean any members of the Board of Directors who are unaffiliated with the Interested Shareholder and who were a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Shareholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

Verwaltungsrat	Board of Directors

Der Begriff Verwaltungsrat hat die in Abschnitt B dieser Statuten aufgeführte Bedeutung.	The term Board of Directors has the meaning assigned to it in section B of these Articles of Association.

Vewaltungsratspräsident	Chairman of the Board of Directors

Der Begriff Verwaltungsratspräsident (Präsident) hat die in Art. 26 dieser Statuten aufgeführte Bedeutung.	The term Chairman of the Board of Directors (Chairman) has the meaning assigned to it in Art. 26 of these Articles of Association.

Zivilrechtliche Person	Person

Der Begriff Zivilrechtliche Person bedeutet jede natürliche Person, Kapitalgesellschaft, rechts- oder nichtrechtsfähige Personengesellschaft oder jeder andere Rechtsträger.	The term Person shall mean any individual, corporation, partnership, unincorporated association or other entity.

Zusammenschluss	Business Combination

Der Begriff Zusammenschluss bedeutet (i) jede Fusion oder andere Form des Zusammenschlusses der Gesellschaft oder einer ihrer Tochtergesellschaften mit (i) einem Nahestehenden Aktionär (gemäss Definition in diesem Artikel) oder mit (ii) einer anderen Gesellschaft oder Unternehmung (unabhängig davon, ob diese selber ein Nahestehender Aktionär ist), falls diese eine Nahestehende Gesellschaft eines Nahestehenden Aktionärs ist oder durch die Fusion oder Zusammenführung eine solche wird oder (ii) jeder Verkauf, Vermietung oder Verpachtung, Austausch, hypothekarische Belastung oder andere Verpfändung, Übertragung oder andere Verfügung (ob in einer oder mehreren Transaktionen) an oder für einen Nahestehenden Aktionär oder eine Nahestehenden Gesellschaft eines solchen Nahestehenden Aktionärs bezüglich Vermögenswerten der Gesellschaft oder einer ihrer Tochtergesellschaften mit einem aggregierten Marktwert (gemäss Definition in diesem Artikel) der mindestens 25 % des Marktwertes der gesamten Aktiven unmittelbar vor der Transaktion entspricht, oder (iii) die Ausgabe oder Übertragung von Anteilen der Gesellschaft oder einer ihrer Tochtergesellschaften (ob in einer oder mehreren Transaktionen) mit einem aggregierten Marktwert, der mindestens 25 % des Marktwertes der gesamten Aktiven unmittelbar vor der Transaktion entspricht, an einen Nahestehenden Aktionär oder eine Nahestehende Gesellschaft eines solchen Nahestehenden Aktionärs im Austausch gegen Bargeld, Effekten oder anderen Vermögenswerten (oder einer Kombination solcher Werte) mit Ausnahme der Ausgabe oder Übertragung von Anteilen der Gesellschaft oder einer ihrer Tochtergesellschaften im Zusammenhang mit einem Mitarbeiterbeteiligungsprogramm der Gesellschaft oder einer ihrer Tochtergesellschaften, oder (iv) der Beschluss über die Liquidation oder Auflösung der Gesellschaft auf Antrag oder im Namen eines Nahestehenden Aktionärs oder einer einem Nahestehenden Aktionär Nahestehenden Gesellschaft, oder (v) jede Änderung in der Klassifizierung der Anteile der Gesellschaft (einschliesslich das Zusammenlegen von Aktien), Rekapitalisierung der Gesellschaft, Fusion oder andere Form des Zusammenschlusses der Gesellschaft mit einer ihrer Tochtergesellschaften oder jede andere Transaktion (unabhängig davon, ob ein Nahestehender Aktionär involviert ist), die zu einer direkten oder indirekten Erhöhung des proportionalen Anteils der ausstehenden Anteile der Gesellschaft oder einer ihrer Tochtergesellschaften unabhängig von der Art der ausstehenden Anteilen (Aktien, Wandelanleihen) führen und die direkt oder indirekt einem Nahestehenden Aktionär oder einer Nahestehenden Gesellschaft eines Nahestehenden Aktionärs gehören („Unverhältnismässige Transaktion“), wobei eine solche Transkation dann nicht als Unverhältnismässige Transaktion gelten soll, wenn die Erhöhung des Anteils des Nahestehenden Aktionärs bzw. der Nahestehenden Gesellschaft des Nahestehenden Aktionärs als Folge dieser Transaktion nicht grösser ist als die Erhöhung der Anteile der übrigen Aktionäre.

The term Business Combination shall mean (i) any merger or consolidation of the Company or any subsidiary with (i) any Interested Shareholder (as defined in this Article) or (ii) any other company or other entity (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Shareholder; or (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder, or any Affiliate of any Interested Shareholder, of any assets of the Company or any subsidiary having an aggregate Fair Market Value (as defined in this Article) equaling or exceeding twenty-five percent (25%) of the Fair Market Value of the combined assets immediately prior to such transfer of the Company and its subsidiaries; or (iii) the issuance or transfer by the Company or any subsidiary (in one transaction or a series of transactions) to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof), of any securities of the Company or any subsidiary having an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) of the Fair Market Value of the combined assets immediately prior to such transfer of the Company and its subsidiaries except pursuant to an employee benefit plan of the Company or any subsidiary thereof; or (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or (v) any reclassification of securities of the Company (including any reverse share split), recapitalization of the Company, merger or consolidation of the Company with any of its subsidiaries or other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder (a “Disproportionate Transaction”); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Shareholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally.

Zürich,

Annex C
Garmin Ltd.
a Swiss corporation with its registered office in Schaffhausen, Switzerland

Organizational Regulations

Part I	FUNDAMENTALS		C-3
	1	Purpose	C-3
	2	Organization	C-3
	3	Interpretation	C-3

Part II	ORGANIZATIONAL STRUCTURE		C-3

	4	Corporate Organization	C-3

Part III	MANAGEMENT PRINCIPLES		C-3

	5	Principle of Delegation	C-3
	6	Principle of Powers	C-4
	7	Reservation of Powers	C-4

Part IV	BOARD OF DIRECTORS		C-4

	8	Constitution	C-4
	9	Board Composition	C-4
	10	Powers and Duties	C-4
	11	Delegation of Management	C-6
	12	General Management and Use of Seal	C-6
	13	Meetings	C-6
	14	Attendance Quorum; Resolutions and Minutes	C-7
	15	Information and Reporting	C-7
	16	Compensation	C-8
	17	Interested Directors	C-8

Part V	CHAIRMAN OF THE BOARD OF DIRECTORS		C-9

	18	Powers and Duties	C-9

Part VI	BOARD COMMITTEES		C-10

	19	General	C-10
	20	Individual Board Committees	C-10

Part VII	CHIEF EXECUTIVE OFFICER (CEO)		C-10

	21	Powers and Duties	C-10

Part VIII	PRESIDENT		C-11

	22	Powers and Duties	C-11

Part IX	EXECUTIVE MANAGEMENT, OFFICERS		C-11

	23	Powers and Duties	C-11
	24	Support for Chief Executive Officer	C-12
	25	Term of Office	C-12

Part X	GENERAL PROVISIONS		C-12

	26	Signatory Power	C-12
	27	Insurance	C-12
	28	Confidentiality	C-12

Part XI	FINAL PROVISIONS		C-12

	29	Effectiveness	C-12
	30	Change of or Amendments to these Organizational Regulations	C-12

Part I.	FUNDAMENTALS

1.	Purpose

1.1
These Organizational Regulations are enacted by the board of directors of Garmin Ltd. (the “Company”) pursuant to Art. 716a and 716b of the Swiss Code of Obligations (“CO”) and Art. 30 of the Company’s Articles of Association (the “Articles of Association”).

1.2	These Organizational Regulations govern the internal organization as well as the duties, powers and responsibilities of the executive bodies of the Company.

2.	Organization

2.1
For the purpose of these Organizational Regulations, the group (the “Group”) shall mean the Company and all companies in which the Company holds directly or indirectly a majority of the voting rights or has the right to appoint a majority of the members of the board of directors. The executive bodies of the Company shall duly respect the legal independence of all Group companies and the local law applicable to them.

3.	Interpretation

3.1	Words importing the singular number shall also include the plural number and vice-versa.

3.2	Words importing the masculine gender shall also include the feminine gender.

Part II.	ORGANIZATIONAL STRUCTURE

4.	Corporate Organization

4.1	The Company shall have the following functions and committees:

-	the board of directors (the “Board of Directors”);
-	the chairman of the Board of Directors (the “Chairman of the Board of Directors”);
-	the vice-chairman of the Board of Directors (“Vice-Chairman”)
-	the board committees established from time to time pursuant to these Organizational Regulations (the “Board Committees”);
-	the chief executive officer ( the “Chief Executive Officer”);
-	the president (the “President”);
-	one or more vice-presidents (“Vice-Presidents”)
-	the executive management of the Company (the “Executive Management”);
-	a secretary (the “Secretary”); and
-	one or more assistant secretaries (the “Assistant Secretary”).

Part III.	MANAGEMENT PRINCIPLES

5.	Principle of Delegation

5.1
Unless a non-transferable or corporate body specific function allocation is stipulated in mandatory statutory law, the Articles of Association or in these Organizational Regulations all executive bodies shall delegate their powers and duties downwards to the lowermost hierarchical level of business respectively organ which is able to decide the matter appropriately by virtue of its knowledge and experience.

6.	Principle of Powers

6.1	Every business unit and every organ shall have all powers required to take appropriate decisions within their allocated scope of duties.

7.	Reservation of Powers

7.1
Subject to Sections 0 and 0 of these Organizational Regulations all executive bodies shall at all times case by case or in line with general powers reserved to them be entitled to intervene in the powers and duties of their hierarchical subordinated corporate bodies and to transact business dealings of those corporate bodies (“Powers Reserved”).

Part IV.	BOARD OF DIRECTORS

8.	Constitution

8.1
Where the Board of Directors consists of several persons it shall elect from among its members one Chairman. It may elect one or more Vice-Chairman. It shall further appoint a Secretary who does not need to be a member of the Board (such member hereinafter referred to as a “Director”). The Secretary shall keep the minutes of the General Meeting of the Shareholders and the meetings of the Board of Directors and give notice of such meetings and shall perform like duties for the Board Committees when so required. In the case of the absence of the Secretary or his inability to act, any Assistant Secretary (or, in the case of keeping minutes of the General Meeting of the Shareholders or the meetings of the Board of Directors or the Board Committees, any other person designated by the presiding officer of such meeting) may act in the Secretary’s place.

9.	Board Composition

9.1
In selecting candidates for members of the Board of Directors the Board of Directors shall give due consideration to the governance framework set forth in the Corporate Governance Guidelines of the Company.

9.2	Each Director shall be at least 21 years of age. Directors need not be shareholders of the Company.

10.	Powers and Duties

10.1
The Board of Directors is the ultimate executive body of the Company and shall determine the principles of the business strategy and policies. The Board of Directors shall exercise its function as required by law, the Articles of Association and these Organizational Regulations.

10.2
The Board of Directors shall be authorized to pass resolutions on all matters that are not reserved to the General Meeting of the Shareholders or to other executive bodies by applicable law, the Articles of Association or these Organizational Regulations.

10.3	The Board of Directors has the following powers and duties, among others:

a)	the supreme management of the Company and the issuance of the relevant instructions in accordance with applicable law and regulations;

b)	the determination of the Company’s organizational structure, including the promulgation and the amendment of these Organizational Regulations;

c)	the structuring of the Company’s accounting system, the financial controls and the financial planning;

d)
the overall supervision of the persons entrusted with the management of the Company, in particular with regard to their compliance with applicable law, the Articles of Association, these Organizational Regulations and other applicable instructions and guidelines;

e)
the preparation, review and approval of the annual business report and the financial statements of the Company as well as the preparation of the General Meeting of the Shareholders and the implementation of its resolutions;

f)
the adoption of resolutions concerning an increase in the share capital of the Company to the extent such power is vested in the Board of Directors (Art. 651 para. 4 CO) and of resolutions concerning the confirmation of capital increases and corresponding amendments to the Article of Association, as well as making the required report on the capital increase;

g)	the withdrawal or limitation of any preemptive rights or preferential subscription rights, as applicable;

h)	the notification of the judge if the liabilities of the Company exceed the assets of the Company (case of overindebtedness; Art. 725 CO);

i)	the establishment of the Company’s dividend policy;

j)
the proposal to the General Meeting of the Shareholders to increase or decrease the size of the Board of Directors and of candidates for election or reelection to the Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee;

k)	the response to any takeover offer for the Company;

l)	the establishment of any code of ethics and business practice;

m)	the determination of any membership and terms of reference of any Board Committee;

n)
the approval of any agreements to which the Company is a party relating to mergers, demergers, transformations and/or transfer of assets, to the extent required pursuant to the Federal Act of 3 October 2003 on Merger, Demerger, Transformation, and Transfer of Assets or the CO;

o)
the appointment and removal of the Chairman and of possible Vice-Chairman of the Board of Directors (giving due consideration to the governance framework set forth in the Corporate Governance Guidelines of the Company) and the Secretary;

p)	the appointment and removal of the members of the Board Committees and the Executive Management, as well as the determination of their signatory power;

q)	the approval of the annual investment and operating budget;

r)	the approval of the share buybacks of the Company;

s)	the passing of resolutions concerning the setting-up or closure of branches, subsidiaries or representative offices in any form;

t)	the formation of foundations in any form especially pension funds;

u)	the examination of compliance with the legal requirements regarding the appointment, election and the professional qualifications of the external auditors.

11.	Delegation of Management

11.1
To the extent permitted by applicable law and stock exchange rules, the Board of Directors herewith delegates, in the sense of Article 716b CO, the management of the Company to the Chief Executive Officer and the Executive Management.

12.	General Management and Use of Seal

12.1
The Board of Directors shall provide for the safe custody of the seal which shall only be used by the authority of the Board of Directors or of a Board Committee authorised by the Board of Directors in that behalf, and every instrument to which such seal shall be affixed shall be signed by a Director and shall be countersigned by the Secretary or by a second Director or by some other person appointed by the Board of Directors for the purpose.  The securities seal which shall be a facsimile of the common seal with the word "Securities" engraved thereon shall be used exclusively for sealing securities issued by the Company and for sealing documents creating or evidencing securities so issued.  The Board of Directors may either generally or in any particular case resolve that the securities seal or any signatures or any of them may be affixed to certificates for shares, warrants, debentures or any other form of security by facsimile or other mechanical means specified in such authority or that any such certificates sealed with the securities seal need not be signed by any person.  Every instrument to which the seal is affixed as aforesaid shall, as regards all persons dealing in good faith with the Company, be deemed to have been affixed to that instrument with the authority of the Directors previously given.

12.2
The Company may have a duplicate seal as and where the Board of Directors shall determine, and the Company may by writing under the seal appoint any agents or agent, committees or committee abroad to be the agents of the Company for the purpose of affixing and using such duplicate seal and they may impose such restrictions on the use thereof as may be thought fit.  Wherever in the Articles of Association or the Organizational Regulations reference is made to the seal, the reference shall, when and so far as may be applicable, be deemed to include any such duplicate seal as aforesaid.

12.3
All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments, and all receipts for moneys paid to the Company shall be signed, drawn, accepted, indorsed or otherwise executed, as the case may be, in such manner as the Board of Directors shall from time to time by resolution determine.  The Company's banking accounts shall be kept with such banker or bankers as the Board of Directors shall from time to time determine.

13.	Meetings

13.1
The Board of Directors may meet together for the dispatch of business, adjourn and otherwise regulate its meetings and proceedings as it thinks fit in any part of the world. The Board of Directors shall meet as often as business demands but at least once a year. Regularly scheduled meetings of the Board of Directors may be held at such time and at such place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer, the President or a majority of the Board of Directors. Any Director may, by giving written reasons therefore, demand that a meeting of the Board of Directors be held without delay.

13.2
The Chairman of the Board of Directors, the President or a majority of the Directors may at any time summon a meeting of the Board of Directors. As a rule, at least five working days notice thereof shall be given to each Director either in writing or by electronic transmission at the address or telephone, facsimile or telex number from time to time notified to the Company by such Director or in such other manner as the Board of Directors may from time to time determine.

13.3
A meeting of the Board of Directors or any Board Committees may be held by means of a telephone or tele-conferencing or any other telecommunications facility provided that all participants are thereby able to communicate contemporaneously by voice with all other participants and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

14.	Attendance Quorum; Resolutions and Minutes

14.1
The attendance quorum necessary for the transaction of the business of the Board of Directors shall be the absolute majority of the whole Board of Directors. No attendance quorum shall be required for resolutions of the Board of Directors providing for the confirmation of a capital increase or for the amendment of the Articles of Association in connection therewith. In absence of a quorum, a majority of the Directors present may adjourn the meeting to another time and place.

14.2
The Board of Directors shall pass its resolutions with the majority of the votes cast by the Directors present at a meeting at which the attendance quorum of Art. 0 para. 1 above is satisfied. In case of an equality of votes the Chairman of the Board of Directors shall have a second or casting vote; in the case of elections this shall be decided by lot.

14.3
Resolutions of the Board of Directors or any Board Committee may be passed without a meeting by way of unanimous written consent of the whole Board of Directors or any Board Committee. A resolution in writing (in one or more counterparts) signed by the whole Board of Directors or all the members of any Board Committee, as applicable (including signed copies sent by facsimile or email), shall be as valid and effectual as if it had been passed at a meeting of the Board of Directors or Board Committee, as the case may be, duly convened and held.

14.4
The Board of Directors shall cause minutes to be made for the purpose of recording the proceedings at all meetings of the Board of Directors and the Board Committees, respectively. The minutes shall be signed by the acting chairman of the Board of Directors or the Board Committee and the Secretary.

14.5
All acts bona fide done by any meeting of the Board of Directors or by a Board Committee or by any person acting as Director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of such Director or persons acting as aforesaid or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director or member of such Board Committee as the case may be.

14.6
The continuing Directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed by or pursuant to the Articles of Association as the necessary quorum of Directors, the continuing Director or Directors may act for the purpose of increasing the number of Directors to that number or of summoning a General Meeting of the shareholders but for no other purpose.

15.	Information and Reporting

15.1	At board meetings, each Director is entitled to request and receive from other Directors and from the Chief Executive Officer information on all affairs of the Company.

15.2
Outside of the meetings of the Board of Directors, each Director may request information from the Chief Executive Officer on the general course of business and, upon approval of the Chairman of the Board of Directors, each Director may obtain information on specific transactions and/or access to business documents.

16.	Compensation

16.1
Each member of the Board of Directors shall be entitled to receive by way of remuneration for their services as a Director or Board Committee member or for attendance at meetings of the Board of Directors or a Board Committee such sum as shall from time to time be determined by the Board of Directors, such sum to be divided amongst the Directors in such proportions and in such manner as they may agree, or failing agreement, equally, except that in such event any Director holding office for less than the whole of the relevant period in respect of which the remuneration is paid shall only rank in such division in proportion to the time during such period for which he has held office. In determining Director’s compensation, the Board of Directors shall give due consideration to the governance framework set forth in the Corporate Governance Guidelines of the Company as well as the recommendations of the Compensation Committee. However, a Director who holds any salaried employment or office in the Company or a subsidiary of the Company shall not be entitled to receive an additional remuneration for his services as a Director or Board Committee member.

16.2
The Board of Directors may grant special remuneration to any Director, who shall perform any special or extra services at the request of the Company.  Such special remuneration may be made payable to such Director in addition to or in substitution for his ordinary remuneration as a Director, and may be made payable by way of salary, commission or participation in profits or otherwise as may be agreed.

16.3
The Directors shall be entitled to be paid all expenses, including travel expenses, reasonably incurred by them in or in connection with the performance of their duties as Directors including their expenses of travelling to and from Board meetings, committee meetings or General Meetings of the Shareholders or otherwise incurred whilst engaged on the business of the Company or in the discharge of their duties as Directors.

17.	Interested Directors

17.1
No Director or proposed Director shall be disqualified by his office from contracting with the Company either as vendor, purchaser or otherwise nor shall any such contract or any contract or arrangement entered into by or on behalf of the Company with any person, company or partnership of or in which any Director shall be a member or otherwise interested be capable on that account of being avoided, nor shall any Director so contracting or being any member or so interested be liable to account to the Company for any profit so realised by any such contract or arrangement by reason only of such Director holding that office or the fiduciary relationship thereby established, provided that such Director shall, if his interest in such contract or arrangement is material, declare the nature of his interest at the earliest meeting of the Board of Directors at which it is practicable for him to do so, either specifically or by way of a general notice stating that, by reason of the facts specified in the notice, he is to be regarded as interested in any contracts of a specified description which may subsequently be made by the Company.

17.2
Any Director may continue to be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other company in which the Company may be interested and (unless otherwise agreed between the Company and the Director) no such Director shall be liable to account to the Company or the members for any remuneration or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any such other company.  The Directors may exercise the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by them as directors of such other company in such manner in all respects as they think fit (including the exercise thereof in favour of any resolution appointing themselves or any of them directors, managing directors, joint managing directors, deputy managing directors, executive directors, managers or other officers of such company) and any Director may vote in favour of the exercise of such voting rights in manner aforesaid notwithstanding that he may be, or is about to be, appointed a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in the manner aforesaid.

17.3
A Director may hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and upon such terms as the Board may determine, and may be paid such extra remuneration therefor (whether by way of salary, commission, participation in profit or otherwise) as the Board may determine, and such extra remuneration shall be in addition to any remuneration provided for by or pursuant to any other Article.

17.4
No person shall be disqualified from the office of Director prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested be or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid provided however that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

17.5
A general notice or disclosure to the Directors or otherwise contained in the minutes of a Meeting or a written resolution of the Directors or any committee thereof that a Director is a shareholder of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure under Article 0 and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

Part V.	CHAIRMAN OF THE BOARD OF DIRECTORS

18.	Powers and Duties

18.1	The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors.

18.2	Further, the Chairman of the Board of Directors has the following powers and duties:

a)	contacting the Chief Executive Officer between meetings of the Board of Directors in order to be informed about important business developments;
b)	preparing the agenda for the General Meetings of the Shareholders and the meetings of the Board of Directors;
c)	presiding over the General Meetings of the Shareholders and the meetings of the Board of Directors;
d)	informing the full Board of Directors without delay of material extraordinary events; and
e)	performing any other matters reserved by law, the Articles of Association or these Organizational Regulations to the Chairman of the Board of Directors.
f)
coordination of the Board Committees. The Chairman of the Board of Directors shall receive all invitations to and all minutes of any board committee meeting and shall be entitled to attend any such meeting as long as there are no matters discussed and resolved which affect his personal interests or those of Related Persons;

g)	representation of the overall interests of the Company towards third parties.

18.3
The Chairman of the Board of Directors shall act as chairman of the meetings of the Board; but if no such chairman is elected, or if at any meeting the chairman is not present within 15 minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairperson of the meeting.

Part VI.	BOARD COMMITTEES

19.	General

19.1
The Board of Directors may delegate any of its powers to Board Committees consisting of such member or members of the Board of Directors  as the Board of Directors thinks fit, and it may from time to time revoke such delegation or revoke the appointment of and discharge any Board Committee either wholly or in part, and either as to persons or purposes, but every Board Committee so formed shall in the exercise of the powers so delegated conform to any regulations that may from time to time be imposed upon it by the Board of Directors.

19.2
All acts done by any such Board Committee in conformity with such regulations and in fulfilment of the purposes for which it is appointed, but not otherwise, shall have the like force and effect as if done by the Board of Directors, and the Board of Directors shall have power, to remunerate the members of any such Board Committee, and charge such remuneration to the current expenses of the Company.

19.3
The meetings and proceedings of any such Board Committee consisting of two or more members of the Board of Directors shall be governed by the provisions herein contained for regulating the meetings and proceedings of the Board of Directors so far as the same are applicable thereto and are not replaced by any regulations imposed by the Board of Directors pursuant to Article 0 para. 2 of these Organizational Regulations.

20.	Individual Board Committees

20.1	The Board Committees shall be:

the Audit Committee;
the Compensation Committee;
the Nominating and Corporate Governance Committee; and
any other Board Committees designated by the Board of Directors

20.2
For so long as the shares of the Company are quoted on a domestic or foreign Exchange (as defined in the Articles of Association of the Company), it shall establish and maintain an Audit Committee as a committee of the Board PROVIDED ALWAYS THAT unless otherwise permitted by applicable law and the rules of the Exchange there shall be a minimum of three members of the Audit Committee and all of the members of the Audit Committee shall be Independent Directors. The Audit Committee shall comply with the rules or regulations of the Exchange as promulgated from time to time so long as the shares of the Company are listed on the Exchange. The responsibilities of the Audit Committee shall include all such matters as are required by applicable law and the rules and regulations of the Exchange.

Part VII.	CHIEF EXECUTIVE OFFICER (CEO)

21.	Powers and Duties

21.1
The Chief Executive Officer shall have the general control and management of the business and affairs of the Company, subject to the direction and control of the Board of Directors. The Chief Executive Officer shall see that all orders and resolutions of the Board of Directors are carried into effect, and shall exercise or perform such other powers and duties as may from time to time be assigned to the Chief Executive Officer by the Board of Directors or any Board Committee empowered to authorize the same. The Chief Executive Officer may sign and execute in the name of the Company deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors or any Board Committee empowered to authorize the same.

Part VIII.	PRESIDENT

22.	Powers and Duties

22.1
The President shall exercise or perform such powers and duties as may from time to time be assigned to the President by the Chief Executive Officer or the Board of Directors. The President may sign and execute in the name of the Company deeds, mortgages, bonds, contracts or other instruments authorized by the Chief Executive Officer, Board of Directors or any Board Committee empowered to authorize the same.

Part IX.	EXECUTIVE MANAGEMENT, OFFICERS

23.	Powers and Duties

23.1
Each Vice-President shall have such powers and duties as shall be prescribed by the Chief Executive Officer, the President, the Chairman of the Board of Directors, or the Board of Directors. Any Vice President may sign and execute in the name of the Company deeds, mortgages, bonds, contracts or other instruments authorized by the Board of Directors or any Board Committee empowered to authorize the same.

23.2
The Treasurer shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned to the Treasurer by the Chief Executive Officer, the President, the Chairman of the Board of Directors or the Board of Directors.

23.3
In addition to the duties set forth in Article 0, it shall be the duty of the Secretary to act as secretary at all meetings of the Board of Directors and to record the proceedings of such meetings in a book or books to be kept for that purpose; the Secretary shall see that all notices required to be given by the Company are duly given and served.

23.4
The Secretary shall have charge of the register of shareholders and also of the other books, records, and papers of the Company and shall see that the reports, statements and other documents required by law are properly kept and filed; and the Secretary shall in general perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, the President, the Chairman of the Board of Directors or the Board of Directors.

23.5
A provision of the Law or of the Articles of Association or these Organizational Regulations requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied  by its being done by or to the same person acting both as Director and as or in place of the Secretary.

23.6
The Controller shall perform all of the duties incident to the office of the Controller and such other duties as from time to time may be assigned to such person by the Chief Executive Officer, the President, the Chairman of the Board of Directors or the Board of Directors.

23.7
The Assistant Treasurers, the Assistant Secretaries and the Assistant Controllers shall perform such duties as shall be assigned to them by the Treasurer, Secretary or Controller, respectively, or by the Chief Executive Officer, the President, the Chairman of the Board of Directors or the Board of Directors.

23.8
The Board of Directors may from time to time authorize any officer to appoint and remove any other officer or agent and to prescribe such person’s authority and duties. Any person may hold at one time two or more offices. Each officer shall have such authority and perform such duties, in addition to those specified in these Organizational Regulations, as may be prescribed by the Board of Directors from time to time.

24.	Support for Chief Executive Officer

24.1	The Executive Management supports the Chief Executive Officer in the discharge of his powers and duties. It has consultative and coordinating functions.

25.	Term of Office

25.1
Each officer shall hold office for the term for which appointed by the Board of Directors, and until the officer’s successor has been appointed and qualified or until such officer’s earlier resignation or removal. Any officer may be removed by the Board of Directors, with or without cause. The election or appointment of an officer shall not in and of itself create contractual rights against the Company. Any officer may resign at any time by giving written notice to the Board of Directors or the Secretary. Any such resignation shall take effect at the time specified therein, or if such time is not specified therein, then upon receipt of such notice, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Part X.	GENERAL PROVISIONS

26.	Signatory Power

26.1	The Directors, officers and other persons authorized to represent the Company and the subsidiaries shall have single or joint signatory power, as determined appropriate by the Board of Directors.

27.	Insurance

27.1	The Company may procure directors’ and officers’ liability insurance for the Directors and for officers of the Company. Any costs of insurance shall be charged to the Company or its subsidiaries.

28.	Confidentiality

28.1
The members of the managing bodies are obliged to treat as absolutely confidential all facts to which they are privy during the exercise of their duties and shall not divulge or disclose these to third parties. This obligation shall last beyond the termination of their engagement with the Company.

28.2	All documents shall be carefully stored and must be returned to the Company at the latest upon termination of the engagement for the Company.

Part XI.	FINAL PROVISIONS

29.	Effectiveness

29.1	These Organizational Regulations shall become effective upon approval by the Board of Directors.

30.	Change of or Amendments to these Organizational Regulations

30.1
Any change of or amendment to these Organizational Regulations shall only be valid if the Board of Directors approved such change or amendment with the attendance quorum and the majority as set forth in Art. 0 para. 1, 2 and 3 respectively of these Organizational Regulations.

Annex D

Expected Timetable

Description	Proposed Date

Record date for determining the Garmin Cayman Registered Shareholders eligible to vote at the Special Meeting	5:00 pm, Central Time, 31 March 2010

Proxy statement and proxy card sent to Registered Shareholders	On or about , 2010

Latest time for receiving forms of proxy:

via mail, courier or hand delivery	[p.m.], US Central Time, on [*] May 2010

via Internet or telephone	[p.m.], US Central Time, on [*] May 2010

Special Meeting of Garmin Cayman's ordinary shareholders	9:00am US Central time on 20 May 2010

Court hearing to approve the Scheme of Arrangement	10:00 a.m., Cayman Islands time on 4 June 2010

Anticipated Transaction Time	3:00 am, Cayman Islands time, on Sunday 27 June 2010

Garmin Switzerland shares first traded on NASDAQ	Opening of trading, Monday 28 June 2010

D-1

Annex E

[Order of the Grand Court of the Cayman Islands]

E-1

Annex F

TRANSACTION AGREEMENT

THIS TRANSACTION AGREEMENT dated May __, 2010 (this "Agreement"), is between Garmin Ltd., a Cayman Islands company ("Garmin Cayman"), and Garmin Ltd., a Swiss stock corporation having its registered seat in Schaffhausen, in the Canton of Schaffhausen, Switzerland ("Garmin Switzerland").  Each of Garmin Cayman and Garmin Switzerland is referred to herein as a "Party" and together as the "Parties."

RECITALS

A.           Garmin Cayman, the shares of which are listed on the NASDAQ Global Select Market, believes that it is in the best interest of Garmin Cayman and its shareholders to move the place of incorporation of the ultimate parent holding company of the Garmin group from the Cayman Islands to Switzerland in order to establish a corporation more centrally located within the company's major markets, locate the company in a country with a stable and well-developed tax regime and more sophisticated financial and commercial infrastructure and improve the company's ability to maintain a competitive worldwide effective corporate tax rate.

B.           Garmin Switzerland is a direct, wholly-owned subsidiary of Garmin Cayman, incorporated in Schaffhausen, Switzerland, on February 9, 2010, with a share capital of CHF 100,000, divided into 10,000,000 registered shares (the "Formation Shares").

C.           Garmin Switzerland will (i) create or otherwise make available the number of Garmin Switzerland shares needed for the delivery of shares (the "Exchange Shares") to Garmin Cayman shareholders (the "Scheme Shareholders") pursuant to the Scheme of Arrangement through a capital increase (the "Capital Increase"), and (ii) cause delivery of these shares through a transfer agent to the Scheme Shareholders, substantially in the form of the Contribution in Kind Agreement attached hereto as Exhibit A.

D.           Garmin Cayman, acting on behalf of the Scheme Shareholders, has agreed to subscribe for the Exchange Shares and to sign a subscription form substantially in the form of Exhibit B attached hereto.

E.           The exact number of Exchange Shares to be issued in the Capital Increase, as well as the issue price per Exchange Share, shall be mutually calculated on or around the day following the day the Scheme Shareholders approve the Scheme of Arrangement based on the number of shares outstanding on the Transaction Time as defined in the Scheme of Arrangement.

F.           Assuming that immediately following the Transaction Time there are 200,670,000 Exchange Shares and 10,000,000 Formation Shares, each of them with a par value of CHF 10.00, the aggregate par value of Garmin Switzerland's share capital will amount to CHF 2,106,700,000.  At this point in time, the number of Exchange Shares as well as the amount of the par value are still uncertain and therefore the par value of Garmin Switzerland's share capital is subject to change.

NOW, THEREFORE, the Parties agree as follows:

1.           The Transaction

a.           The Parties hereby agree to move the place of organization of Garmin Cayman from the Cayman Islands to Switzerland by proposing to the shareholders of Garmin Cayman for approval a scheme of arrangement under Cayman Islands law (the "Scheme of Arrangement") whereby they will exchange their shares of Garmin Cayman for shares of Garmin Switzerland (the "Redomestication").

b.           A draft of the Scheme of Arrangement is attached to this Agreement as Exhibit C.  Garmin Switzerland agrees to be bound by the Scheme of Arrangement by signing a letter substantially in the form of Exhibit D attached hereto.

c.           Provided Garmin Switzerland becomes (in accordance with the Scheme of Arrangement) the sole shareholder of Garmin Cayman, the Parties will effect the tasks described in Sections 2 through 5 below.

2.           Equity Compensation and Benefit Plans

Garmin Switzerland hereby agrees to adopt the Equity Compensation and Benefit Plans, to assume Garmin Cayman's obligations under the Equity Compensation and Benefit Plans and to sign and execute respective documents as soon as the Capital Increase, as well as the conditional capital needed to meet Garmin Cayman's future obligations under the Equity Compensation and Benefit Plans, is registered in the commercial register of the Canton of Schaffhausen.

The Redomestication is intended to be economically neutral from the perspective of the plan participants who hold equity incentive awards.  Where the Redomestication requires an adjustment of the terms of any equity incentive awards, any such adjustments shall not increase the economic value of the equity incentives.

3.           Share Buy Back

Garmin Switzerland hereby agrees to continue the Share Buy Back as currently conducted by Garmin Cayman.

4.           Guaranty dated February 12, 2010

Garmin Switzerland hereby agrees to assume all guarantee obligations of Garmin Cayman under that certain Continuing and Unconditional Guaranty dated February 12, 2010, made by Garmin Cayman, in favor of Bank of America, N.A. to secure the obligations of Garmin China Co. Ltd. ("Garmin China") under that certain letter agreement dated February 1st, 2010, between Garmin China and Bank of America, N.A., Beijing Branch, providing for revolving credit facilities up to an aggregate principal amount of 13,400,000 Renminbi (approximately equivalent to USD $2,000,000).

5.           Articles of Association

The Parties agree that Garmin Switzerland shall adopt at or immediately after the Transaction Time, articles of association substantially in the form attached hereto as Exhibit E.

6.           Severability

Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under the applicable law.  If any provision of this Agreement shall be unenforceable or invalid under applicable law, such provision shall be ineffective only to the extent of such unenforceability or invalidity and replaced by such valid and enforceable provisions which the Parties consider, in good faith, to match as closely as possible the invalid or unenforceable provision and attaining the same or a similar economic effect.  The remaining provisions of this Agreement shall continue to be binding and in full force and effect.

7.           Governing Law and Arbitration

a.           This Agreement shall be governed by the substantive laws of Switzerland.

b.           Each Party submits to the exclusive jurisdiction of the Ordinary Courts (Ordentliche Gerichte) of the Canton of Schaffhausen, Switzerland, venue being Schaffhausen.

8.           Entry into Force

This Agreement shall enter into force upon its execution by the Parties.

9.           Conflict with Scheme of Arrangement or Contribution in Kind

In case of any disputes between this Agreement and the Scheme of Arrangement or the Contribution in Kind Agreement, the Scheme of Arrangement or the Contribution in Kind Agreement, as the case may be, shall prevail.

10.         Lapse of this Agreement

This Agreement shall lapse and any and all rights under this Agreement shall terminate if the Effective Date does not occur by December 31, 2010, 5 p.m. Cayman Island time.

11.         Consummation

This Agreement (and, therefore, the Redomestication) shall be deemed to be consummated as soon as the pertinent entries of the Capital Increase in the commercial register in Schaffhausen and the subsequent issuance of the Exchange Shares to the Garmin Cayman shareholders is effected and all obligations as stated under this Agreement have been fulfilled by the Parties.

12.         Definitions

Agreement	This Transaction Agreement

Capital Increase	Has the meaning ascribed to it in Section 2

Equity Compensation and Benefit Plans
The long-term incentive plans and awards, and other employee  benefit plans and arrangements sponsored by Garmin Cayman or  its affiliates, that have issued Garmin Cayman shares, or otherwise  held, made available, or used Garmin Cayman shares to measure benefits and any long-term or short-term cash-bonus or other  incentive plans maintained by Garmin Cayman, and any other employee benefit plan or arrangement that has been maintained by Garmin Cayman which Garmin Switzerland determines is  appropriate to be maintained by Garmin Switzerland following the Redomestication

Exchange Shares	Has the meaning ascribed to it in Section 2(a)

Formation Shares	Has the meaning ascribed to it in the introductory paragraph

Garmin Cayman	Has the meaning ascribed to it in the introductory paragraph

Garmin Switzerland	Has the meaning ascribed to it in the introductory paragraph

Redomestication	Has the meaning ascribed to it in Section 1(a)

Scheme of Arrangement	Has the meaning ascribed to it in Section 1(a)

Scheme Shareholders	Has the meaning ascribed to it in Section 2(a)

Share Buy Back	Means the Garmin Cayman share repurchase program announced in February 2010 for the repurchase of shares of Garmin Cayman with a total value of approximately USD $300 million

Transaction Time	Has the meaning ascribed to it in the Scheme of Arrangement

Signature Page Follows

IN WITNESS WHEREOF, the Parties have entered into this Agreement as of this ___ day of May, 2010.

GARMIN LTD.,
a Cayman Islands corporation

By:
Name:
Title:

GARMIN LTD.,
a Swiss corporation

By:
Name:
Title:

EXHIBIT A

Contribution in Kind Agreement

Sacheinlagevertrag
Contribution agreement

zwischen
between

Garmin Ltd.
P.O Box 10670, Grand Cayman, KY1-1006, Suite 3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands,

(nachfolgend "Garmin-Cayman")
(hereinafter "Garmin-Cayman")

und
and

Garmin Ltd.
c/o Klauser und Partner AG, Pestalozzistrasse 2, 8201 Schaffhausen, Switzerland

(nachfolgend "Garmin-Schweiz")
(hereinafter "Garmin-Switzerland")

(gemeinsam die "Parteien")
(and collectively the "Parties")

Präambel
Recitals

(A)
Garmin-Cayman ist eine Gesellschaft mit Sitz in Camana Bay, Cayman Islands, deren Aktien (common shares) am NASDAQ Global Select Market ("NASDAQ") kotiert sind. Das Aktienkapital (authorized share capital) von Garmin-Cayman beträgt USD 6,000,000, eingeteilt in 1,000,000,000 Aktien (common shares) mit einem Nennwert von je USD 0.005 und 1,000,000 Vorzugsaktien (preferred shares) mit einem Nennwert von je USD 1, von denen 200,670,000 Aktien (common shares) ausgegeben sowie voll einbezahlt und die übrigen Aktien nicht ausgegeben sind. Vorzugsaktien wurden nicht ausgegeben.

Garmin-Cayman is a company with its registered office in Camana Bay, Grand Cayman, Cayman Islands, whose common shares are listed on the NASDAQ Global Select Market ("NASDAQ"). The authorized share capital of Garmin-Cayman amounts to USD 6,000,000 and is divided into 1,000,000,000 common shares with a par value of USD 0.005 each and 1,000,000 preferred shares with a par value of USD 1 each, of which 200,670,000 common shares have been issued and are fully paid, and the remainder remains unissued. No preferred shares have been issued.

(B)
Garmin-Schweiz ist eine Aktiengesellschaft mit Sitz in Schaffhausen, Kanton Schaffhausen, die zu 100% von Garmin-Cayman gehalten wird. Das im Handelsregister eingetragene Aktienkapital von Garmin-Schweiz beträgt CHF 100,000, eingeteilt in 10,000,000 Namenaktien mit einem Nennwert von je CHF 0.01. An einer ausserordentlichen Generalversammlung von Garmin-Schweiz, die am 27. Juni 2010 um [...] Uhr (MEZ) stattgefunden hat, wurde beschlossen, das Aktienkapital von Garmin-Schweiz von CHF 100,000 gegen Sacheinlage um CHF 2,106,600,000 auf CHF 2,106,700,000 durch eine Nennwerterhöhung und durch die Ausgabe von 200,670,000 voll liberierten Namenaktien von je CHF 10 Nennwert zu einem Ausgabepreis von CHF 10 pro Aktie im Rahmen einer ordentlichen Kapitalerhöhung (die "Ordentliche Kapitalerhöhung") zu erhöhen. Die Durchführung der Ordentlichen Kapitalerhöhung erfolgt im Rahmen der nachfolgend beschriebenen Transaktionen.

Garmin-Switzerland is a company limited by shares incorporated under the laws of Switzerland with its registered office in Schaffhausen, Canton Schaffhausen, which is wholly-owned by Garmin-Cayman. The share capital of Garmin-Switzerland recorded in the commercial register amounts to CHF 100,000, divided into 10,000,000 registered shares with a par value of CHF 0.01 each. At an extraordinary meeting of shareholders of Garmin-Switzerland, having taken place on June 27, 2010, at [time] [a.m./p.m.] (CET), it was resolved to increase the share capital of Garmin-Switzerland from CHF 100,000 by an amount of 2,106,600,000 to CHF 2,106,700,000 through the increase in the par value of each share and through issuance of 200,670,000 fully paid registered shares with a par value of CHF 10 each at an issue price of CHF 10 per share by way of an ordinary capital increase (the "Ordinary Capital Increase''). The implementation of the Ordinary Capital Increase occurs in the course of the transactions as further described below.

(C)
Gemäss den Bestimmungen des Scheme of Arrangement nach dem Recht der Cayman Islands in Sachen Garmin-Cayman (das "Scheme"), das von den Aktionären von Garmin-Cayman am 20. Mai 2010, und von dem Grand Court of the Cayman Islands am 4. Juni 2010 genehmigt wurde, hat jeder Aktionär von Garmin-Cayman, der im Zeitpunkt unmittelbar vor dem Vollzug der unter dem Scheme abgewickelten Transaktion (die "Transaktion") Aktien (common shares) hält, Anspruch auf eine Namenaktie von Garmin-Schweiz im Austausch für eine Aktie (common share) von Garmin-Cayman. Dieser Aktientausch, als Folge dessen Garmin-Cayman eine hundertprozentige Tochtergesellschaft von Garmin-Schweiz wird, erfolgt im Einzelnen wie folgt:

Pursuant to the terms of the Scheme of Arrangement under the law of the Cayman Islands in the matter of Garmin-Cayman (the "Scheme"), approved by the shareholders of Garmin-Cayman on May 20, 2010 and by the Grand Court of the Cayman Islands on June 4, 2010, each holder of Garmin-Cayman common shares immediately prior to the completion of the transactions under the Scheme (the "Transactions") has the right to receive in exchange for each such common share one registered share of Garmin-Switzerland. This share exchange, as a result of which Garmin-Cayman will become a wholly-owned subsidiary of Garmin-Switzerland, shall be executed as follows:

(1)
Mit Wirksamwerden und nach Massgabe des Scheme bringt Garmin-Cayman, auf Rechnung der Aktionäre von Garmin-Cayman, ihre sämtlichen ausgegebenen und ausstehenden Aktien (common shares) im Rahmen einer Sacheinlage in Garmin-Schweiz ein. Garmin-Cayman trägt Garmin-Schweiz als Aktionärin mit Stimmrecht in das Aktienregister ein.

Upon the Scheme becoming effective in accordance with its terms, and by way of the Scheme, Garmin-Cayman, acting on account of its shareholders, shall contribute all of the issued and outstanding common shares in its capital by way of a contribution in kind to Garmin-Switzerland. Garmin-Cayman shall register Garmin-Switzerland in its register of members as the holder with voting rights of such shares.

(2)
Der Verwaltungsrat von Garmin-Schweiz führt, gestützt auf die Ermächtigung der ausserordentlichen Generalversammlung, die am 27. Juni 2010 um [...] Uhr (MEZ) stattgefunden hat, die Ordentliche Kapitalerhöhung durch mittels (a) Sacheinlage aller Aktien (common shares) von Garmin-Cayman mit einem Nennwert von je USD 0.005, (b) anschliessender Nennwerterhöhung von CHF 0.01 auf CHF 10 pro Aktie sowie Ausgabe von 200,670,000 neuen Namenaktien von Garmin-Schweiz mit einem Nennwert von je CHF 10 und (c) Eintragung der geänderten Statuten von Garmin-Schweiz im Handelsregister.

The board of directors of Garmin-Switzerland, on the basis of the authorization of the extraordinary shareholders' meeting, having taken place on June 27, 2010, at [time] [a.m./p.m.] (CET) carries out the Ordinary Capital Increase by way of (a) Garmin-Cayman's contribution in kind of all of its common shares with a par value of USD 0.005, (b) a subsequent increase in the par value of each share from CHF 0.01 to CHF 10 and issuance of 200,670,000 new registered shares of Garmin-Switzerland with a par value of CHF 10 each and (c) registration of the revised articles of association of Garmin-Switzerland with the commercial register.

(3)
Garmin-Schweiz gibt sämtliche im Rahmen der Ordentlichen Kapitalerhöhung geschaffenen neuen Namenaktien mit einem Nennwert von je CHF 10 an die Aktionäre von Garmin-Cayman (wobei auf den Zeitpunkt unmittelbar vor Vollzug der Transaktionen abgestellt wird) aus.

Garmin-Switzerland shall issue all registered shares with a par value of 10 each that have been newly created in the Ordinary Capital Increase to the holders of Garmin-Cayman common shares outstanding immediately prior to the completion of the Transactions.

(D)
Die Aktionäre von Garmin-Cayman haben am 20. Mai 2010, und der Grand Court of the Cayman Islands (der "Court") hat am 4. Juni 2010 das Scheme genehmigt. Eine Kopie des Genehmigungsentscheids des Courts wurde am 4. Juni 2010 beim Registrar of Companies eingereicht und das Scheme wurde gemäss seinen Bestimmungen am 27. Juni 2010 wirksam.

The shareholders of Garmin-Cayman approved the Scheme on May 20, 2010, and the Grand Court of the Cayman Islands (the "Court'') sanctioned the Scheme on June 4, 2010. A copy of the Court order was filed with the Registrar of Companies on June 4, 2010 and the Scheme became effective in accordance with its terms on June 27, 2010.

Gestützt darauf vereinbaren die Parteien was folgt:
Therefore, the Parties agree as follows:

Sacheinlage
Contribution in Kind

Garmin-Cayman, handelnd auf Rechnung der Aktionäre von Garmin-Cayman, verpflichtet sich hiermit, unmittelbar nach Wirksamwerden des Scheme gemäss dessen Bedingungen alle Aktien (common shares) mit einem Nennwert von je USD 0.005 (die "Garmin-Cayman Aktien") mittels Sacheinlage in Garmin-Schweiz einzubringen (die "Sacheinlage"). Garmin-Cayman verpflichtet sich, Garmin-Schweiz als Aktionärin mit Stimmrecht in das Aktienregister einzutragen.
Garmin-Cayman, acting for the account of the shareholders of Garmin-Cayman, hereby agrees immediately upon the Scheme becoming effective in accordance with its terms to contribute  all common shares with a par value of USD 0.005 each (the "Garmin-Cayman Shares'') by way of a contribution in kind (the "Contribution in Kind") to Garmin-Switzerland. Garmin-Cayman agrees to record Garmin-Switzerland in its register of members as the holder with voting rights of such Garmin-Cayman Shares.

Übernahmepreis
Consideration for the Contribution in Kind

Der Übernahmepreis für die Sacheinlage beträgt CHF […]. Dieser Wert basiert auf dem von der NASDAQ am 25. Juni 2010 bekanntgegebenen Schlusskurs der Garmin-Cayman Aktien (common shares) mit einem Nennwert von USD 0.005 je Aktie, sowie auf einen Zuschlag von USD […] bzw. CHF […] je Aktie, umgerechnet in Anwendung des von der Schweizerischen Nationalbank am 25. Juni 2010, um […] Uhr Central Daylight Time (CDT) bzw. […] Uhr Mitteleuropäische Zeit (MEZ), veröffentlichten Umrechnungskurses USD/CHF von 1:[…].
The value of the Contribution in Kind amounts to CHF [...]. Such value has been determined on the basis of the closing price of the Garmin-Cayman Shares with a par value of USD 0.005 each as reported on the NASDAQ on June 25, 2010, plus a premium of USD [...] or CHF [...] per share converted into Swiss francs based on the currency exchange rate USD/CHF of 1:[…] as published by the Swiss National Bank on June 25, 2010 at […] [a.m./p.m.] Central Daylight Time (CDT) respectively […] [a.m./p.m.] Central European Time (CET).

Der Übernahmepreis für die Sacheinlage wird getilgt durch eine Erhöhung des Nennwertes jeder bestehenden Aktie von bisher CHF 0.01 auf neu CHF 10 sowie durch Ausgabe von 200,670,000 neuen, im Wege der Ordentlichen Kapitalerhöhung geschaffenen voll liberierten Namenaktien von Garmin-Schweiz mit einem Nennwert von je CHF 10 ("Garmin-Schweiz Aktien") zum Ausgabepreis von je CHF 10 pro Aktie. Der gesamte Ausgabebetrag für die Nennwerterhöhung jeder Aktie und die neu geschaffenen Aktien beläuft sich auf CHF 2,106,600,000. Die Differenz zwischen dem Übernahmepreis und dem gesamten Ausgabetrag beläuft sich auf CHF […] und wird als Reserven aus Kapitaleinlage gebucht.
As consideration for the Contribution in Kind, the par value of each existing share is increased from CHF 0.01 to CHF 10 and Garmin-Switzerland shall issue 200,670,000 fully paid registered shares of Garmin-Switzerland with a par value of CHF 10 each (the "Garmin-Switzerland Shares") at an issue price of CHF 10 for each share by way of the Ordinary Capital Increase. The entire amount of issue for the increase in the par value of each share and the newly created shares corresponds to CHF 2,106,600,000. The difference between the consideration (value of the Contribution in Kind) and the entire amount of issue corresponds to CHF […] and shall be credited as reserves from capital contribution.

Die ausserordentliche Generalversammlung von Garmin-Schweiz, die am 27. Juni 2010  um [...] Uhr (MEZ), stattgefunden hat, hat den Verwaltungsrat dazu beauftragt, die Ordentliche Kapitalerhöhung durchzuführen. Der Verwaltungsrat von Garmin-Schweiz wird die dazu erforderlichen Handlungen bei Vollzug gemäss Ziffer 6.2 nachstehend durchführen.
Garmin-Switzerland's extraordinary meeting of shareholders, having taken place on June 27, 2010, at [time] [a.m./p.m.] (CET) has mandated the board of directors to carry out the Ordinary Capital Increase. On the Closing, pursuant to section 6.2 below, the board of directors of Garmin-Switzerland will take the actions necessary.

Verfügungsmacht
Authority

Garmin-Schweiz kann unmittelbar nach der Eintragung der Ordentlichen Kapitalerhöhung in das Handelsregister, d.h. am Vollzugsdatum gemäss Ziffer 6.1 nachstehend, über die Garmin-Cayman Aktien frei verfügen.
Garmin-Switzerland acquires the right to freely dispose of the Garmin-Cayman Shares immediately upon the registration of the Ordinary Capital Increase in the commercial register, i.e., on the Closing Date pursuant to section 6.1 below.
Zusicherungen und Gewährleistungen

Representations and Warranties

Garmin-Cayman gibt gegenüber Garmin-Schweiz folgende Zusicherungen und Garantien ab:
Garmin-Cayman hereby represents and warrants to Garmin-Switzerland that:

(a)	Garmin-Cayman ist eine nach dem Recht der Cayman Islands gültig gegründete und fortbestehende Gesellschaft (exempted company);
Garmin-Cayman is an exempted company validly incorporated and existing under the laws of the Cayman Islands;

(b)	Die Garmin-Cayman Aktien sind bei Vollzug frei von Pfandrechten, Optionen oder anderen Rechten Dritter jeglicher Art (insbesondere Bezugsrechten); und
At the Closing the Garmin-Cayman Shares shall be free from all security interests, options or other third party rights of any nature whatsoever (including, without limitation, preemptive rights); and

(c)	Unmittelbar nach Eintragung der Ordentlichen Kapitalerhöhung in das Handelsregister kann Garmin-Schweiz über die Garmin-Cayman Aktien frei verfügen.
Garmin-Switzerland shall have acquired the right to freely dispose of the Garmin-Cayman Shares immediately upon registration of the Ordinary Capital Increase in the commercial register.

Übergang von Nutzen und Gefahr

Passing of Risk and Benefit

Nutzen und Gefahr bezüglich der Garmin-Cayman Aktien, einschliesslich Stimmrechte und Dividendenberechtigung (sowie alle anderen mit den Garmin-Cayman Aktien zusammenhängenden Rechte) gehen unmittelbar mit der Eintragung der Ordentlichen Kapitalerhöhung in das Handelsregister auf Garmin-Schweiz über.
Risk and benefit relating to the Garmin-Cayman Shares, including the voting rights and the entitlement to dividends (as well as any other right associated with the Garmin-Cayman Shares) shall pass to Garmin-Switzerland immediately upon registration of the Ordinary Capital Increase in the commercial register.

Vollzug
Closing

Vollzugsdatum

Closing Date

Die Sacheinlage der Garmin-Cayman Aktien an Garmin-Schweiz (der "Vollzug") erfolgt vor oder an dem Tag, an welchem die Ordentliche Kapitalerhöhung in das Tagebuch des Handelsregisters des Kantons Schaffhausen eingetragen wird (das "Vollzugsdatum").
The allotment by way of a contribution in kind of the Garmin-Cayman Shares to Garmin-Switzerland (the "Closing")" shall occur on or before the day on which the Ordinary Capital Increase is registered in the daily journal (Tagebuch) of the commercial register of the Canton of Schaffhausen (the "Closing Date").

Vollzugshandlungen

Closing Actions

Die Parteien nehmen bei Vollzug die folgenden Vollzugshandlungen vor:
At the Closing the Parties shall carry out the following closing actions:

(a)
Garmin-Cayman nimmt alle nach dem Recht der Cayman Islands erforderlichen Handlungen vor (oder lässt diese vornehmen), und unterzeichnet oder händigt alle nach diesem Recht erforderlichen Dokumente aus (oder veranlasst deren Unterzeichnung und Aushändigung), um die Garmin-Cayman Aktien mittels Sacheinlage in Garmin-Schweiz einzubringen und nach Eintragung der Sacheinlage in das Handelsregister diese als Aktionärin mit vollem Stimmrecht in das Aktienregister einzutragen.

Garmin-Cayman shall take, or cause to be taken, all actions and shall execute and deliver, or cause to be executed and delivered, all documents necessary pursuant to the laws of the Cayman Islands to achieve the legally effective allotment of the Garmin-Cayman Shares by way of a contribution in kind and to enter Garmin-Switzerland, upon registration of the Contribution in Kind with the commercial register, as the holder of the Garmin-Cayman Shares in its register of members with full voting rights.

(b)
Garmin-Cayman, welche auf Rechnung ihrer Aktionäre und im eigenen Namen und auf eigene Rechnung handelt, zeichnet sowohl die Nennwerterhöhung sowie alle neu auszugebenden Garmin-Schweiz Aktien in Übereinstimmung mit Artikel 630 und Artikel 650 des Schweizerischen Obligationenrechts ("OR"). Nach Ausgabe der Garmin-Schweiz Aktien nimmt Garmin-Cayman alle erforderlichen Handlungen vor, oder lässt diese vornehmen, um die Garmin-Schweiz Aktien rechtswirksam an ihre Aktionäre zu übertragen.

Garmin-Cayman, acting on the account of its shareholders and in its own name and on its own account, shall subscribe to the increase in the par value of each share and all Garmin-Switzerland Shares to be newly issued in accordance with article 630 and article 650 of the Swiss Code of Obligations ("CO"). Upon issuance of the Garmin-Switzerland Shares, Garmin-Cayman shall take or cause to be taken all actions necessary to achieve legally effective transfer of all Garmin-Switzerland Shares to its shareholders.

(c)	Garmin-Schweiz, handelnd durch den Verwaltungsrat, nimmt alle nach schweizerischem Gesellschaftsrecht erforderlichen Schritte vor, um die Garmin-Schweiz Aktien rechtswirksam auszugeben, insbesondere.
Garmin-Switzerland, acting through the board of directors, shall take all actions necessary under Swiss corporate law to achieve the legally effective issuance of the Garmin-Switzerland Shares, in particular:

(i)	gibt der Verwaltungsrat den Kapitalerhöhungsbericht gemäss Artikel 652e OR ab;
the board of directors shall adopt the report on the increase in capital in accordance with article 652e CO;

(ii)	veranlasst der Verwaltungsrat die Revisionsstelle der Garmin-Schweiz, die Prüfungsbestätigung gemäss Artikel 652f OR abzugeben;
the board of directors shall cause the statutory auditor of Garmin-Switzerland to release the audit confirmation in accordance with article 652f CO;

(iii)	nimmt der Verwaltungsrat den Zeichnungsschein von Garmin-Cayman entgegen;
the board of directors shall accept the subscription certificate of Garmin-Cayman;

(iv)	beschliesst der Verwaltungsrat die Durchführung der Ordentlichen Kapitalerhöhung und stellt in öffentlicher Urkunde fest, dass die Bedingungen von Artikel 652g OR erfüllt sind; und the board-of directors shall resolve on the implementation of the Ordinary Capital Increase and declare by way of public deed that the conditions set forth in article 652g CO have been satisfied; and

(v)
reicht der Verwaltungsrat eine Handelsregisteranmeldung betreffend die Ordentliche Kapitalerhöhung sowie die übrigen von der ausserordentlichen Generalversammlung, die am 27. Juni 2010 um [...] Uhr (MEZ), stattgefunden hat, genehmigten Änderungen der Statuten von Garmin-Schweiz, einschliesslich (ohne Einschränkung) die Schaffung eines genehmigten und eines bedingten Kapitals, ein, zusammen mit den entsprechenden Belegen.

the board of directors shall apply for registration of the Ordinary Capital Increase as well as the other amendments to the articles of association of Garmin-Switzerland, as approved at the extraordinary meeting of the shareholders, having taken place on June 27, 2010, at [time] [a.m./p.m.] (CET) including (without limitation) the creation of authorized and conditional capital, together with the relevant evidentiary documentation.

Allgemeine Bestimmungen
General Provisions

Kosten

Costs

Die im Zusammenhang mit dem Abschluss dieses Vertrags und dem Vollzug anfallenden Kosten trägt Garmin-Schweiz.
The costs incurred in connection with the execution of this Agreement and the Closing shall be borne by Garmin-Switzerland.

Sprache

Language

Falls sich zwischen der deutschen und der englischen Fassung dieses Vertrags Abweichungen ergeben, gilt der deutsche Text.
In the event of deviations between the German and the English version of this Agreement, the German wording shall prevail.

Anwendbares Recht / Gerichtsstand

Applicable Law / Jurisdiction

Dieser Vertrag untersteht schweizerischem Recht. Ausschliesslicher Gerichtsstand ist Schaffhausen, Schweiz.
This Agreement shall be governed by and construed in accordance with Swiss law. Exclusive place of jurisdiction is Schaffhausen, Switzerland.

Zürich, 27. Juni 2010
Zurich, June 27, 2010

Garmin Ltd., Camana Bay, Cayman Islands

By: Andrew R. Etkind
Title: Vice President, General Counsel and Secretary

Garmin Ltd., Schaffhausen, Switzerland

By: Bernhard Klauser
Title: Member of the Board of Directors

EXHIBIT B

Subscription Form

Zeichnungsschein / Subscription Form

zur Kapitalerhöhung der Garmin Ltd. mit Sitz in Schaffhausen /
to the capital increase of Garmin Ltd. with registered office in Schaffhausen

Unter Bezugnahme auf den heutigen Beschluss der ausserordentlichen Generalversammlung der
With reference to today’s extraordinary general meeting of

Garmin Ltd.
mit Sitz in Schaffhausen / with registered office in Schaffhausen

über die Erhöhung des Aktienkapitals von nominal CHF 100,000 auf nominal CHF 2,106,700,000 (i) durch Erhöhung des Nennwertes jeder bestehenden Aktie von bisher CHF 0.01 auf CHF 10 und (ii) durch Neuausgabe von 200,670,000 Namenaktien mit einem Nennwert von je CHF 10 regarding the increase of the share capital from an aggregated par value of CHF 100,000 to an aggregated par value of CHF 2,106,700,000 (i) by increasing the par value of each existing share from CHF 0.01 to CHF 10 and (ii) by issuing 200,670,000 new registered shares with a par value of CHF 10 each

Garmin Ltd.
P.O Box 10670, Grand Cayman, KY1-1006, Suite 3206B, 45 Market Street
Gardenia Court, Camana Bay, Cayman Islands
(Garmin-Cayman)

zeichnet hiermit (i) die Erhöhung des Nennwertes jeder bestehenden Aktie von bisher CHF 0.01 auf neu CHF 10 im eigenen Namen und auf eigene Rechnung sowie (ii) 200,670,000 Namenaktien zu je CHF 10 zum Ausgabebetrag von je CHF 10 auf Rechnung der eingetragenen Aktionäre von Garmin-Cayman, welche am 25. Juni 2010 bei Handelsschluss des NASDAQ National Global Select Market (NASDAQ) sämtliche ausgegebenen Aktien (common shares) von Garmin-Cayman hielten.
herewith subscribes for (i) the increase in the par value of each existing share from CHF 0.01 to CHF 10 in its own name and for its own account as well as (ii) 200,670,000 shares with a par value of CHF 10 each for an issue price of CHF 10 each for the account of the registered holders of common shares of Garmin-Cayman outstanding at the close of trading on the NASDAQ Global Select Market National Market (NASDAQ) on June 25, 2010.

Die Unterzeichnende verpflichtet sich bedingungslos, den Ausgabebetrag von insgesamt CHF 2,106,600,000 durch Sacheinlage von sämtlichen bei Handelsschluss der NASDAQ am 25. Juni 2010 ausgegebenen Aktien (common shares) der Garmin-Cayman von je nominal USD 0.005 im Gesamtwert von CHF [_____] zu liberieren.
The undersigned herewith unconditionally undertakes to make available the total issue price of CHF  2,106,600,000 by way of a contribution in kind of the common shares in Garmin-Cayman issued and outstanding at the close of trading on NASDAQ on June 25, 2010, with a par value of USD 0.005 each in the total value of CHF [_____].

Garmin Ltd., Cayman Islands

Ort, Datum / place, date	represented by Andrew R. Etkind

EXHIBIT C
Scheme of Arrangement

SCHEME OF ARRANGEMENT

IN THE GRAND COURT OF THE CAYMAN ISLANDS
FINANCIAL SERVICES DIVISION

CAUSE NO : [*] OF 2010

IN THE MATTER OF GARMIN LTD.

and

IN THE MATTER OF SECTION 86 OF
THE COMPANIES LAW (2009 REVISION) OF THE CAYMAN ISLANDS

SCHEME OF ARRANGEMENT

between

GARMIN LTD.
("Garmin-Cayman")

and

GARMIN LTD.
("Garmin-Switzerland")

and

THE SCHEME SHAREHOLDERS (as defined herein)

PRELIMINARY

In this Scheme, unless inconsistent with the subject or context, the following expressions shall bear the meanings respectively set opposite them:

"Allowed Proceeding"	Any Proceeding by a Scheme Shareholder to enforce its rights under this Scheme where any party fails to perform its obligations under this Scheme;

"Business Day"
Any day other than (1) a day on which banks are required or permitted by law to be closed in New York, USA, the Cayman Islands, or Schaffhausen, Switzerland; or (2) a day on which the NASDAQ is closed for trading;

"Cayman Court"	The Grand Court of the Cayman Islands and any court capable of hearing appeals therefrom;

"Code"	The U.S. Internal Revenue Code of 1986, as amended;

"Companies Law"	The Companies Law (2009 Revision) of the Cayman Islands, and its predecessors, as consolidated and revised from time to time;

"Garmin-Cayman"	Garmin Ltd., an exempted company incorporated in the Cayman Islands with limited liability, the common shares of which are currently listed on the NASDAQ;

"Garmin-Switzerland Shares"	registered shares of Garmin-Switzerland to be issued pursuant to clause 2

"Garmin-Switzerland"
Garmin Ltd., a company incorporated under the laws of Switzerland with limited liability with its registered office in the town of Schaffhausen in the Canton of Schaffhausen, Switzerland, and with registered number CH-290.3.016.704-3

"Latest Practicable Date"	[*], 2010, being the latest practicable date for the purposes of ascertaining certain information contained herein;

"Parties"	Garmin-Cayman, Garmin-Switzerland and the Scheme Shareholders.

"Proceeding"
Any process, suit, action, legal or other proceeding, including without limitation any arbitration, mediation, alternative dispute resolution, judicial review, adjudication, demand, execution, restraint, forfeiture, re-entry, seizure, lien, enforcement of judgment, enforcement of any security or enforcement of any letters of credit;

"Prohibited Proceeding"
Any Proceeding against Garmin-Cayman or Garmin-Switzerland or their subsidiaries or property, or any of their directors, officers, employees or agents, in any jurisdiction whatsoever other than an Allowed Proceeding;

"Proxy Statement"	The proxy statement of Garmin-Cayman dated [*], 2010 issued to the Scheme Shareholders in connection with this Scheme by order of the Cayman Court on [*], 2010;

"Register"	The register of members of Garmin-Cayman;

"Scheme Meeting"	The class meeting of the Scheme Shareholders convened by the Cayman Court for the purposes of considering, and if seen fit, approving this Scheme;

"Scheme Shareholders"	The registered holders of the Scheme Shares, as recorded on the Register;

"Scheme Shares"	Common shares issued by Garmin-Cayman with a par value US$0.005 per share;
"Scheme"	This scheme of arrangement in its present form or with or subject to any modifications, additions or conditions which the Cayman Court may approve or impose;
"Transaction Time"	The time at which Part I of this Scheme becomes effective in accordance with Clause 5 of this Scheme;
"Transaction"	The transaction to be effected by this Scheme

(A)
Garmin-Cayman was incorporated as an exempted company on 24 July 2000 in the Cayman Islands under the Companies Law.  The authorised share capital of Garmin-Cayman is US$6,000,000 divided into 1,000,000,000 common shares of par value US$0.005 each and 1,000,000 preferred shares of a par value of US$1.00 each. As at the Latest Practicable Date, [*] Garmin-Cayman common shares were issued and fully paid, and no preferred shares had been issued.

(E)
Garmin-Cayman proposes to relocate the ultimate parent holding company of the Garmin group from the Cayman Islands to the town of Schaffhausen in the canton of Schaffhausen, Switzerland, by way of this Scheme, such that upon the Transaction Time Garmin-Cayman shall become a wholly owned subsidiary of Garmin Switzerland.

(F)	The Parties intend for the Transaction to qualify as a reorganization under Section 368(a)(1)(F) of the Code.

(G)
Garmin-Switzerland has undertaken to the Cayman Court to be bound by this Scheme and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed and done by it for the purpose of giving effect to this Scheme.

SCHEME OF ARRANGEMENT

PART I

SHARE EXCHANGE

19.
At the Transaction Time, all issued and outstanding Scheme Shares shall be transferred to Garmin-Switzerland and such Scheme Shares shall be credited as fully paid and recorded in the Register in the name of Garmin-Switzerland.

20.
In consideration of the transfer of the Scheme Shares pursuant to Clause 1 of this Scheme, prior to the next opening of the NASDAQ after the Transaction Time Garmin-Switzerland will issue to each Scheme Shareholder one registered Garmin-Switzerland Share for each Scheme Share that was transferred pursuant to Clause 1 of this Scheme that such Scheme Shareholder held immediately prior to the Transaction Time.

21.
As from the Transaction Time, the Scheme Shareholders prior to the Transaction Time shall in accordance with this Scheme cease to have any rights with respect to the Scheme Shares, except the right to receive the consideration set out in Clause 2 of this Scheme, provided, however, that nothing in this Scheme shall in any way affect the right (if any) of a shareholder of Garmin-Cayman to receive any dividend declared by Garmin-Cayman prior to the Transaction Time but which has not been paid prior to the Transaction Time.

22.
As from the Transaction Time, each instrument of transfer and certificate existing at the Transaction Time in respect of a holding of any number of Scheme Shares shall cease to be valid for any purpose as an instrument of transfer or a certificate for such Scheme Shares.

PART II

GENERAL

23.
Part I of this Scheme shall become effective at 3:00 am Cayman Islands time on Sunday 27 June 2010 or such earlier or later date and time as the board of Garmin-Cayman (or its duly authorised officer) shall at any time determine (such earlier or later time not to be a time at which the NASDAQ is open for trading), provided that at or by that time all of the following conditions are satisfied or, to the extent permitted law, waived by Garmin-Cayman and Garmin-Switzerland:

(a)	a definitive version of the Proxy Statement has been filed with the United States Securities Exchange Commission;

(b)
this Scheme is approved by the affirmative vote at the Scheme Meeting of a majority in number representing 75% or more in value of the Scheme Shares present and voting in person or by proxy at the Scheme Meeting on the resolution to approve this Scheme;

(c)	the requisite court order sanctioning this Scheme is obtained from the Cayman Court;

(d)	a copy of the order of the Cayman Court referred to at clause 5(c) is lodged with the Cayman Islands Registrar of Companies;

(e)	there is no threatened, pending or effective decree, order, injunction or other legal restraint prohibiting the consummation of the Scheme;

(f)
all consents and governmental authorizations that are necessary, desirable or appropriate in connection with the Transaction are obtained on terms acceptable to Garmin-Cayman (as it should think fit its absolute discretion) and are in full force and effect;

(g)
Garmin-Cayman shall have received an opinion from KPMG LLP, in form and substance reasonably satisfactory to it, confirming the matters discussed under  the caption "Material Tax Considerations—U.S. Federal Income Tax Considerations;" in the proxy statement of Garmin-Cayman distributed to the Scheme Shareholders in connection with the Scheme Meeting.

(h)
Garmin-Cayman shall have received an opinion from KPMG AG, in form and substance reasonably satisfactory to it, confirming the matters discussed under  the caption "Material Tax Considerations—Swiss Tax Considerations;" in the proxy statement of Garmin-Cayman distributed to the Scheme Shareholders in connection with the Scheme Meeting.

(i)	the Garmin-Switzerland shares to be issued pursuant to the Scheme are authorized for listing on the NASDAQ, subject to official notice of issuance.

(j)
Garmin Cayman receives in escrow an opinion from Maples and Calder, in form and substance reasonably satisfactory to it, regarding the matters discussed in Securities Exchange Commission Division of Corporation Finance Legal Bulletin No. 3A (CF) dated June 18, 2008.

(k)
Garmin-Switzerland and Garmin-Cayman execute a Transaction Agreement pursuant to which, among other things, Garmin Switzerland agrees to adopt Garmin-Cayman's Equity Compensation and Benefit Plans (as defined in the Transaction Agreement).

24.
All mandates or other instructions to Garmin-Cayman in force at the Transaction Time relating to any of the Scheme Shares (including, without limitation, elections for the payment of dividends by way of scrip (if any)) shall, mutatis mutandis immediately after the Transaction Time, be deemed to be valid as effective mandates or instructions in respect of the Garmin-Switzerland Shares received in consideration of the transfer of such Scheme Shares.

25.
Subject to any applicable U.S. securities laws, this Scheme may be amended, modified or supplemented at any time before or after its approval by the shareholders of Garmin-Cayman at the Scheme Meetings. At the Cayman Court hearing to sanction this Scheme, the Cayman Court may impose such conditions, modifications and amendments as it deems appropriate in relation to this Scheme but will not impose any material changes without the joint consent of Garmin-Cayman and Garmin-Switzerland. Garmin-Cayman may, subject to any applicable U.S. securities laws, consent to any condition, modification or amendment of this Scheme on behalf of the Scheme Shareholders which Garmin-Cayman may think fit to approve or impose. After its approval, no amendment, modification or supplement may be made or effected that legally requires further approval by shareholders or any class of shareholders of Garmin-Cayman without obtaining that approval.

26.
Garmin-Cayman may terminate or abandon this Scheme at any time prior to the Transaction Time without obtaining the approval of the Scheme Shareholders, even though this Scheme may have been approved at the Scheme Meetings and sanctioned by the Cayman Court and all other conditions may have been satisfied.

27.
None of the Scheme Shareholders shall commence a Prohibited Proceeding in respect of or arising from this Scheme after the Transaction Time. A Scheme Shareholder may commence an Allowed Proceeding against Garmin-Cayman or Garmin-Switzerland after the Transaction Time provided that it has first given Garmin-Cayman and Garmin-Switzerland five clear Business Days’ prior notice in writing of its intention to do so.

28.
Any notice or other written communication to be given under or in relation to this Scheme (other than pursuant to Clause 15 above)  shall be given in writing and shall be deemed to have been duly given if it is delivered by hand or sent by post to:

(a)
in the case of Garmin-Cayman, Garmin Ltd., P.O. Box 10670, Grand Cayman KY1-1006, Suite 3206B, 45 Market Street, Gardenia Court, Camana Bay, Cayman Islands, marked for the attention of the Company Secretary;

(b)	in the case of Garmin-Switzerland: Garmin Ltd., c/o Klauser & Partner AG, Pestalozzistrasse 2, 8200 Schaffhausen, Switzerland;

(c)	in the case of any Scheme Shareholder, his, her or its address as it appeared on the Register immediately prior to the Transaction Time; and

(d)
in the case of any other person, any address set forth for that person in any agreement entered into in connection with this Scheme or the last known address according to the records of Garmin-Cayman, or by fax or email to its last known fax number or email address according to the records of Garmin-Cayman.

29.	In proving service, it shall be sufficient proof, in the case of a notice sent by post, that the envelope was properly stamped, addressed and placed in the post.

30.
Without limiting the manner in which notice or other written communication may be given or deemed given pursuant to any other clause of this Scheme, any notice or other written communication to be given under this Scheme shall be deemed to have been served as provided in Articles 142 to 145 of Garmin-Cayman’s Articles of Association.

31.
The accidental omission to send any notice, written communication or other document in accordance with Clauses 10 or 11 above or the non-receipt of any such notice by a Scheme Shareholder, shall not affect the provisions of this Scheme.

32.
Garmin-Cayman shall not be responsible for any loss or delay in the transmission of any notices, or other documents posted by or to a Scheme Shareholder, which shall be posted at the risk of such Scheme Shareholder.

33.
Garmin-Switzerland shall give notification of this Scheme having become effective.  Garmin-Cayman shall give notification if it decides to terminate or abandon the Scheme pursuant to Clause 8 above.  This notification, and any other notice or other written communication that is required to be given to all or substantially all of the Scheme Shareholders, may (but is not required to) be made by issuing a press release.

34.
The operative terms of this Scheme shall be governed by, and construed in accordance with, the laws of the Cayman Islands and the Scheme Shareholders hereby agree that the courts of the Cayman Islands shall have exclusive jurisdiction to hear and determine any Proceeding and to settle any dispute which arises out of or connected with the terms of this Scheme or their implementation or out of any action taken or omitted to be taken under this Scheme or in connection with the administration of this Scheme and for such purposes, the Parties irrevocably submit to the jurisdiction of the courts of the Cayman Islands.

35.
If any provision (or any part of any provision) of this Scheme is found by the Cayman Court to be illegal or unenforceable, it shall be severed from this Scheme and the remaining provisions of this Scheme shall continue in force.

36.
Notwithstanding any other clause of this Scheme, unless Part I of this Scheme has become effective on or before December 31, 2010 (or such later date, if any, as the Cayman Court may allow), this Scheme shall lapse and be of no further effect.

Dated [*], 2010

EXHIBIT D

Letter Signed by Garmin Switzerland

Confirming that It Agrees to be Bound by Scheme of Arrangement

IN THE MATTER OF GARMIN LTD.

LETTER OF INSTRUCTION TO ____ AND UNDERTAKING TO BE BOUND BY SCHEME (to be submitted by Garmin Ltd., a Swiss corporation)

(letterhead of Garmin Ltd.)

[Name]
[Address]

Attn: _____________

Dear Sirs,

Re: Scheme of Arrangement between Garmin Ltd. and its Scheme Shareholders

Please accept this letter as your instructions to appear on our behalf before the Grand Court of the Cayman Islands upon the hearing of the petition to sanction a scheme of arrangement between Garmin Ltd. and its Scheme Shareholders. You are instructed to provide to the Court our undertaking to be bound by the terms of the Scheme insofar as it requires us to take any action and issue shares or do any thing in order to give effect to the Scheme.

Yours faithfully,

Garmin Ltd.,
a Swiss corporation

[NAME OF SENDER]

EXHIBIT E

Articles of Association

Statuten	Articles of Association

der	of

Garmin Ltd.	Garmin Ltd.
(Garmin AG)	(Garmin AG)

mit Sitz in Schaffhausen	with registered office in Schaffhausen

I. Firma, Sitz und Zweck	F-26
I. Company Name, Registered Office and Objects	F-26
Art. 1 Firma und Sitz	F-26
Art. 1 Company Name and Registered Office	F-26
Art. 2 Zweck	F-26
Art. 2 Objects	F-26
II. Aktienkapital und Aktien	F-26
II. Share Capital and Shares	F-26
Art. 3 Aktienkapital	F-26
Art. 3 Share Capital	F-26
Art. 3 a)Sacheinlage	F-26
Art. 3 a)Contribution in Kind	F-26
Art. 4 Anerkennung der Statuten	F-27
Art. 4 Recognition of Articles of Association	F-27
Art. 5 Genehmigtes Aktienkapital	F-27
Art. 5 Authorized Share Capital	F-27
Art. 6 Bedingtes Aktienkapital	F-28
Art. 6 Conditional Share Capital	F-28
Art. 7 Aktienzertifikate	F-28
Art. 7 Share Certificates	F-28
Art. 8 Aktienbuch, Eintragungsbeschränkungen, Nominees	F-29
Art. 8 Share Register, Restrictions on Registration, Nominees	F-29
Art. 9 Übertragung	F-30
Art. 9 Transfer	F-30
Art. 10 Umwandlung und Zerlegung von Aktien	F-30
Art. 10 Conversion and Splitting of Shares	F-30
Art. 11 Bezugsrechte	F-31
Art. 11 Subscription Rights	F-31
III. Organisation	F-31
III. Organization	F-31
Art. 12 Befugnisse	F-31
Art. 12 Authority	F-31
Art. 13 Recht zur Einberufung	F-32
Art. 13 Right to call a General Meeting	F-32
Art. 14 Form der Einberufung	F-32
Art. 14 Form of the calling of a General Meeting	F-32
Art. 15 Universalversammlung	F-33
Art. 15 Universal Meeting	F-33
Art. 16 Vorsitz und Protokoll	F-33
Art. 16 Chairperson and Minutes	F-33
Art. 17 Stimmrecht und Vertretung	F-33
Art. 17 Voting Rights and Representation	F-33
Art. 18 Teilnahme der Mitglieder des Verwaltungsrates	F-34
Art. 18 Participation of the Members of the Board of Directors	F-34
Art. 19 Beschlussfassung und Wahlen	F-34
Art. 19 Resolutions and Voting	F-34
Art. 20 Besonderes Stimmen Quorum	F-34
Art. 20 Special Vote	F-34
Art. 21 Auskunfts- und Einsichtsrecht der Aktionäre	F-36
Art. 21 Information and Inspection Rights of the Shareholders	F-36
Art. 22 Recht auf Einleitung einer Sonderprüfung	F-37
Art. 22 Right to Initiate a Special Audit	F-37
Art. 23 Präsenzquorum	F-37

Art. 23 Presence Quorum	F-37
Art. 24 Zusammensetzung	F-37
Art. 24 Composition	F-37
Art. 25 Amtsdauer	F-37
Art. 25 Term of Office	F-37
Art. 26 Konstituierung	F-38
Art. 26 Constitution	F-38
Art. 27 Aufgaben	F-39
Art. 27 Duties	F-39
Art. 28 Entschädigung	F-40
Art. 28 Compensation	F-40
Art. 29 Einberufung und Beschlussfassung	F-41
Art. 29 Calling of Meetings and Quorum	F-41
Art. 30 Delegation und Ausschüsse	F-42
Art. 30 Delegation and Committees	F-42
Art. 31 Protokoll	F-42
Art. 31 Minutes	F-42
Art. 32 Recht auf Auskunft und Einsicht	F-43
Art. 32 Right to Information and Inspection	F-43
Art. 33 Zeichnungsberechtigung	F-43
Art. 33 Signature Power	F-43
Art. 34 Revision	F-43
Art. 34 Audit	F-43
Art. 35 Organisation der Revisionsstelle	F-44
Art. 35 Organisation of the Auditor	F-44
Art. 36 Jahresrechnung	F-44
Art. 36 Annual Financial Accounts	F-44
Art. 37 Verwendung des Jahresgewinnes	F-45
Art. 37 Application of the Annual Profit	F-45
Art. 38 Auflösung und Liquidation	F-45
Art. 38 Winding-up and Liquidation	F-45
Art. 39 Mitteilungen und Bekanntmachungen	F-46
Art. 39 Communications and Notifications	F-46
Art. 40 Verbindlicher Originaltext	F-46
Art. 40 Original Language	F-46
Art. 41 Definitionen	F-46
Art. 41 Definitions	F-46

Firma, Sitz und Zweck	Company Name, Registered Office and Objects

Art. 42 Firma und Sitz	Art. 42 Company Name and Registered Office

Unter der Firma Garmin Ltd. (Garmin AG) besteht eine Aktiengesellschaft gemäss den vorliegenden Statuten und den Vorschriften des Schweizerischen Obligationenrechtes (OR). Der Sitz der Gesellschaft ist in Schaffhausen.

Under the company name of Garmin Ltd. (Garmin AG) exists a corporation pursuant to the present Articles of Association and the provisions of the Swiss Code of Obligations (CO). The registered office of the Company is in Schaffhausen.

Art. 43 Zweck	Art. 43 Objects

Die Gesellschaft bezweckt den Erwerb, das Halten, die Finanzierung, die Verwaltung und den Verkauf von Beteiligungen an inländischen sowie auch an ausländischen Unternehmen jeglicher Art.	The objects of the Company are the acquisition, holding, financing, management and sale of participations in Swiss and foreign enterprises of all kinds.

Die Gesellschaft kann jede Art von finanzieller Unterstützung für und an Gruppengesellschaften gewähren, einschliesslich der Leistung von Garantien.	The Company may provide any kind of financial assistance, including guarantees, to and for group companies.

Die Gesellschaft kann ferner im In- und Ausland Zweigniederlassungen und Tochtergesellschaften errichten, sich an anderen Unternehmen im In- und Ausland beteiligen sowie solche Unternehmen erwerben und finanzieren. Im Weiteren kann die Gesellschaft im In- und Ausland Grundstücke und gewerbliche Schutzrechte erwerben, belasten, veräussern und verwalten sowie alle Geschäfte tätigen, die geeignet sein können, den Zweck der Gesellschaft zu fördern, oder die direkt oder indirekt damit in Zusammenhang stehen.

The Company may establish branches and subsidiaries in Switzerland and abroad as well as participate in, acquire and finance other enterprises in Switzerland and abroad. The company may acquire, encumber, sell and manage real estate and intellectual property rights in Switzerland and abroad. It may furthermore make all transactions which may be appropriate to promote the purpose of the company or which are directly or indirectly connected therewith.

Aktienkapital und Aktien	Share Capital and Shares

Art. 44 Aktienkapital	Art. 44 Share Capital

Das Aktienkapital der Gesellschaft („Aktienkapital“) beträgt CHF [__] und ist eingeteilt in [__] Namenaktien („Aktien“) mit einem Nennwert von je CHF [__]. Die Aktien sind vollständig liberiert.	The share capital of the Company (“Share Capital”) amounts to CHF [__] and is divided into [__] registered shares (“Shares”) with a nominal value of CHF [__] each. The Shares are fully paid up.

Art. 4 a) Sacheinlage	Art. 4 a) Contribution in Kind

Die Gesellschaft übernimmt bei der Kapitalerhöhung vom 27. Juni 2010 von der Garmin Ltd. mit Sitz in Camana Bay, Cayman Islands („Garmin-Cayman”), gemäss Sacheinlagevertrag vom 27. Juni 2010 („Sacheinlagevertrag”) [__] Aktien (common shares) von Garmin-Cayman. Diese Aktien werden zu einem Übernahmewert von insgesamt CHF [__] übernommen. Als Gegenleistung für die Sacheinlage (i) wird der Nennwert jeder Aktie von bisher CHF 0.01 auf neu [__] erhöht und (ii) gibt die Gesellschaft Garmin-Cayman, handelnd im eigenen Namen und auf Rechnung der Aktionäre der Garmin-Cayman im Zeitpunkt unmittelbar vor Vollzug des Sacheinlagevertrages, insgesamt [__] voll einbezahlte Aktien mit einem Nennwert von je CHF[__] aus. Die Gesellschaft weist den Differenzbetrag von CHF [__] den Reserven aus Kapitaleinlage der Gesellschaft zu.

In connection with the capital increase of June 27, 2010, and in accordance with the contribution in kind agreement dated as of June 27, 2010 (“Contribution in Kind Agreement”), the Company acquires [__] common shares of Garmin Ltd., with registered office in Camana Bay, Cayman Islands (“Garmin-Cayman”) from Garmin-Cayman. The shares of Garmin-Cayman have a total value of CHF [__]. As consideration for this contribution, (i) the nominal value of each Share is increased from CHF 0.01 to CHF [__] and (ii) the Company issues to Garmin Cayman, acting in its own name and for the account of the holders of common shares of Garmin-Cayman outstanding immediately prior to the completion of the Contribution in Kind Agreement, a total of [__] fully paid up Shares with a par value of CHF [__] each. The difference of CHF [__] is allocated to the reserves from capital contribution of the Company.

Art. 45 Anerkennung der Statuten	Art. 45 Recognition of Articles of Association

Jede Ausübung von Aktionärsrechten schliesst die Anerkennung der Gesellschaftsstatuten in der jeweils gültigen Fassung in sich ein.	Any exercise of shareholders’ rights automatically comprises recognition of the version of these Articles of Association in force at the time.

Art. 46 Genehmigtes Aktienkapital	Art. 46 Authorized Share Capital

Der Verwaltungsrat ist ermächtigt, das Aktienkapital jederzeit bis spätestens zum 27. Juni 2012, im Maximalbetrag von CHF [__] [50 % des Aktienkapitals] durch Ausgabe von höchstens [__] vollständig zu liberierenden Aktien mit einem Nennwert von je CHF [__] zu erhöhen. Eine Erhöhung des Aktienkapitals (i) auf dem Weg einer Festübernahme durch eine Bank, ein Bankenkonsortium oder Dritte und eines anschliessenden Angebots an die bisherigen Aktionäre sowie (ii) in Teilbeträgen ist zulässig.

The Board of Directors is authorized to increase the Share Capital no later than June 27, 2012, by a maximum amount of CHF [__] (50 % of the Share Capital) by issuing a maximum of [__] fully paid-up registered Shares with a par value of CHF [__] each. An increase of the Share Capital (i) by means of an offering underwritten by a financial institution, a syndicate of financial institutions or another third party or third parties, followed by an offer to the then-existing shareholders of the Company, and (ii) in partial amounts, shall be permissible.

Der Verwaltungsrat legt den Zeitpunkt der Ausgabe der neuen Aktien, deren Ausgabepreis, die Art der Liberierung, den Beginn der Dividendenberechtigung, die Bedingungen für die Ausübung der Bezugsrechte sowie die Zuteilung der Bezugsrechte, welche nicht ausgeübt wurden, fest. Nicht ausgeübte Bezugsrechte kann der Verwaltungsrat verfallen lassen, oder er kann diese bzw. die Aktien, für welche Bezugsrechte eingeräumt, aber nicht ausgeübt worden sind, zu Marktkonditionen platzieren oder anderweitig im Interesse der Gesellschaft verwenden.

The Board of Directors shall determine the time of the issuance, the issue price, the manner in which the new Shares have to be paid-up, the date from which the Shares carry the right to dividends, the conditions for the exercise of the preemptive rights and the allotment of preemptive rights that have not been exercised. The Board of Directors may allow the preemptive rights that have not been exercised to expire, or it may place such rights or Shares, the preemptive rights of which have not been exercised, at market conditions or use them otherwise in the interest of the Company

Der Verwaltungsrat ist ermächtigt, die Bezugsrechte der Aktionäre aus wichtigen Gründen zu entziehen oder zu beschränken und Dritten zuzuweisen, insbesondere:	The Board of Directors is authorized to withdraw or limit the preemptive rights of the shareholders and to allot them to third parties for important reasons, including:
(a) wenn der Ausgabebetrag der neuen Aktien unter Berücksichtigung des Marktpreises festgesetzt wird; oder	(a) if the issue price of the new Shares is determined by reference to the market price; or

(b) für die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen oder für die Finanzierung oder Refinanzierung solcher Transaktionen oder die Finanzierung von neuen Investitionsvorhaben der Gesellschaft; oder

(b) for the acquisition of an enterprise, part(s) of an enterprise or participations, or for the financing or refinancing of any of such transactions, or for the financing of new investment plans of the Company; or

(c) zum Zwecke der Erweiterung des Aktionärskreises in bestimmten Finanz- oder Investoren-Märkten, zur Beteiligung von strategischen Partnern, oder im Zusammenhang mit der Kotierung von neuen Aktien an in- oder ausländischen Börsen.

(c) for purposes of broadening the shareholder constituency of the Company in certain financial or investor markets, for purposes of the participation of strategic partners, or in connection with the listing of new Shares on domestic or foreign Exchanges.

Die neuen Aktien unterliegen den Eintragungsbeschränkungen in das Aktienbuch gemäss Art. 8 dieser Statuten.	The new Shares shall be subject to the limitations for registration in the share register pursuant to Art. 8 of these Articles of Association.

Art. 47 Bedingtes Aktienkapital	Art. 47 Conditional Share Capital

Das Aktienkapital kann sich durch Ausgabe von höchstens [__] voll zu liberierenden Namenaktien im Nennwert von je CHF [__] um höchstens CHF [__] [50 % des Aktienkapitals] erhöhen durch:
The Share Capital may be increased in an amount not to exceed CHF [__] (50 % of the Share Capital) through the issuance of up to [__] fully paid-up registered Shares with a par value of CHF [__] each through:

die Ausübung von Optionsrechten, die Mitarbeitern und / oder Mitgliedern des Verwaltungsrates der Gesellschaft oder einer Gruppengesellschaft gewährt werden.	the exercise of option rights which are granted to employees and / or members of the board of directors of the Company or group companies.

Das Bezugsrecht der Aktionäre ist ausgeschlossen.	The preferential subscription rights of the shareholders are excluded.

Die Aktien, welche über die Ausübung von Umwandlungsrechten erworben werden, unterliegen den Eintragungsbeschränkungen in das Aktienbuch gemäss Art. 8 dieser Statuten.	The Shares acquired through the exercise of rights shall be subject to the limitations for registration in the share register pursuant to Art. 8 of these Articles of Association.

Art. 48 Aktienzertifikate	Art. 48 Share Certificates

Anstelle von einzelnen Aktien können Aktienzertifikate über mehrere Aktien ausgestellt werden. Aktien und Zertifikate sind durch ein Mitglied des Verwaltungsrates zu unterzeichnen.	In lieu of single shares, the Company may issue share certificates covering several shares. Shares and certificates shall be signed by a member of the Board of Directors.

Ein Aktionär hat nur dann Anspruch auf die Ausgabe eines Aktienzertifikates, wenn der Verwaltungsrat die Ausgabe von Aktienzertifikaten beschliesst. Aktienzertifikate werden in der vom Verwaltungsrat festgelegten Form ausgegeben. Ein Aktionär kann jederzeit eine Bescheinigung über die Anzahl der von ihm gehaltenen Aktien verlangen.

A shareholder shall be entitled to a share certificate only if the Board of Directors resolves that share certificates shall be issued. Share certificates, if any, shall be in such form as the Board of Directors may determine. A shareholder may at any time request an attestation of the number of registered Shares held by it.

Die Gesellschaft kann jederzeit auf die Ausgabe und Aushändigung von Zertifikaten verzichten und mit Zustimmung des Aktionärs ausgegebene Urkunden, die bei ihr eingeliefert werden, ersatzlos annullieren.
The Company may dispense with the obligation to issue and deliver certificates, and may, with the consent of the shareholder, cancel without replacement issued certificates delivered to the Company.

Der Verwaltungsrat kann beschliessen, den Aktionären anstelle von Wertpapieren einfache Beweisurkunden über ihre Beteiligung auszustellen.		The Board of Directors may decide to issue to the shareholders, in lieu of securities, simple documentary evidence for their participation.

Die Gesellschaft kann ihre Aktien als Wertrechte gemäss Schweizerischem Obligationenrecht und Bucheffekten gemäss Bucheffektengesetz ausgeben.
The Company may issue its Shares as uncertificated securities within the meaning of the Swiss Code of Obligations and as intermediated securities within the meaning of the Intermediated Securities Act.

Art. 49	Aktienbuch, Eintragungsbeschränkungen, Nominees	Art. 49	Share Register, Restrictions on Registration, Nominees

Die Gesellschaft selbst oder ein von ihr beauftragter Dritter führt ein Aktienbuch („Aktienbuch“). Darin werden die Eigentümer und Nutzniesser der Namenaktien sowie Nominees mit Namen und Vornamen, Adresse und Staatsangehörigkeit (bei Rechtseinheiten mit Firma und Sitz) eingetragen. Ändert eine im Aktienbuch eingetragene Zivilrechtliche Person ihre Adresse, so hat sie dies dem Aktienbuchführer mitzuteilen. Solange dies nicht geschehen ist, gelten alle schriftlichen Mitteilungen der Gesellschaft an die im Aktienbuch eingetragenen Zivilrechtlichen Personen als rechtsgültig an die bisher im Aktienbuch eingetragene Adresse erfolgt.

The Company shall maintain, itself or through a third party, a share register (“Share Register”) that lists the surname, first name, address and citizenship (or the name and registered office for legal entities) of the owners and usufructuaries of the registered Shares as well as the nominees. A Person recorded in the Share Register shall notify the share registrar of any change in address. Until such notification shall have occurred, all written communication from the Company to Persons of record shall be deemed to have validly been made if sent to the address recorded in the Share Register.

Ein Erwerber von Namenaktien wird auf Gesuch als Aktionär mit Stimmrecht im Aktienbuch eingetragen, vorausgesetzt, dass ein solcher Erwerber auf Aufforderung durch die Gesellschaft ausdrücklich erklärt, die Namenaktien im eigenen Namen und auf eigene Rechnung erworben zu haben. Der Verwaltungsrat kann Nominees, welche Namenaktien im eigenen Namen aber auf fremde Rechnung halten, als Aktionäre mit Stimmrecht im Aktienbuch der Gesellschaft eintragen. Der Verwaltungsrat kann Kriterien für die Billigung solcher Nominees als Aktionäre mit Stimmrecht festlegen. Die an den Namenaktien wirtschaftlich Berechtigten, welche die Namenaktien über einen Nominee halten, üben Aktionärsrechte mittelbar über den Nominee aus.

An acquirer of registered Shares shall be recorded upon request in the Share Register as a shareholder with voting rights; provided, however, that any such acquirer upon request of the Company expressly declares to have acquired the registered Shares in its own name and for its own account. The Board of Directors may record nominees who hold registered Shares in their own name, but for the account of third parties, as shareholders with voting rights in the Share Register of the Company. The Board of Directors may set forth the relevant requirements for the acceptance of nominees as shareholders with voting rights. Beneficial owners of registered Shares who hold registered Shares through a nominee exercise the shareholders’ rights through the intermediation of such nominee.

Sollte der Verwaltungsrat die Eintragung eines Aktionärs als Aktionär mit Stimmrecht ablehnen, muss dem Aktionär diese Ablehnung innerhalb von 20 Tagen nach Erhalt des Eintragungsgesuches mitgeteilt werden. Aktionäre, die nicht als Aktionäre mit Stimmrecht anerkannt wurden, sind als Aktionäre ohne Stimmrecht im Aktienbuch einzutragen.

If the Board of Directors refuses to register a shareholder as a shareholder with voting rights, it shall notify the shareholder of such refusal within 20 days upon receipt of the application. Nonrecognized shareholders shall be entered in the Share Register as shareholders without voting rights.

Der Verwaltungsrat kann nach Anhörung des eingetragenen Aktionärs dessen Eintragung im Aktienbuch als Aktionär mit Stimmrecht mit Rückwirkung auf das Datum der Eintragung streichen, wenn diese durch falsche oder irreführende Angaben zustande gekommen ist. Der Betroffene muss über die Streichung sofort informiert werden.

After hearing the registered shareholder concerned, the Board of Directors may cancel the registration of such shareholder as a shareholder with voting rights in the Share Register with retroactive effect as of the date of registration if such registration was made based on false or misleading information. The relevant shareholder shall be informed promptly of the cancellation.

Sofern die Gesellschaft an einer Börse im Ausland kotiert ist, ist es der Gesellschaft mit Bezug auf den Regelungsgegenstand dieses Art. 8 und soweit gesetzlich zulässig gestattet, die in der jeweiligen Rechtsordnung geltenden Vorschriften und Normierungen anzuwenden.

In case the Company is listed on any foreign Exchange, the Company is permitted to comply with the relevant rules and regulations that are applied in that foreign jurisdiction with regard to the subject of this Art. 8 to the extent permitted by Swiss law.

Zehn Tage vor einer Generalversammlung bis zu dem auf die Generalversammlung folgenden Tag nimmt die Gesellschaft keine Eintragungen in das Aktienbuch vor.	From ten days prior to a general meeting of the shareholders until the day following the general meeting of the shareholders, the Company shall not undertake any registration in the Share Register.

Art. 50 Übertragung	Art. 50 Transfer

Die Übertragung von Namenaktien und aller damit verbundenen Rechte zu Eigentum oder zur Nutzniessung erfolgt durch Indossament (Unterschrift) auf dem Aktientitel oder Zertifikat und Besitzesübertragung. Falls keine Aktientitel oder Zertifikate bestehen, erfolgt die Übertragung der Aktien zu Eigentum oder zur Nutzniessung durch eine schriftliche Abtretungserklärung.

The transfer of ownership or the granting of a usufruct in registered Shares and in all the rights connected therewith shall be made by endorsement (signature) of the share title or certificate and by transfer of possession. If neither share titles nor certificates have been issued, such transfer shall be made by written declaration of assignment.

Die Verfügung über die als Bucheffekten ausgegebenen Aktien erfolgt gemäss Bucheffektengesetz.	The transfer of Shares issued as intermediated securities, including the granting of security interests, shall be made according to the Intermediated Securities Act.

Im Rahmen des gesetzlich zulässigen und unter Vorbehalt der übrigen Bestimmungen dieses Art. 9 darf die Übertragung von unzertifizierten Aktien, die im Namen eines Aktionärs durch einen Transfer Agenten, Trust oder einer ähnlichen Einrichtung (der „Transfer Agent“) verwaltet werden, nur in Co-Operation mit diesem Transfer Agenten erfolgen.

Subject to the provisions contained in this Art. 9 and to the extent permitted by applicable law if uncertificated securities are administered on behalf of a shareholder by a transfer agent, trust company or similar entity (“Transfer Agent”), such securities and the rights deriving from them may be transferred only with the cooperation of the Transfer Agent.

Art. 51 Umwandlung und Zerlegung von Aktien	Art. 51 Conversion and Splitting of Shares

Durch Änderung der Statuten kann die Generalversammlung jederzeit Namenaktien in Inhaberaktien umwandeln und umgekehrt.	The general meeting of the shareholders may at any time convert registered shares into bearer shares and vice versa by amending the Articles of Association.

Sie ist ferner befugt, Aktien in solche von kleinerem Nennwert zu zerlegen oder mit Zustimmung des Aktionärs zu solchen von grösserem Nennwert zusammenzulegen.	Furthermore, it is authorized to split shares into shares with lower nominal value or with the approval of the shareholder to consolidate shares into shares with higher nominal value.

Art. 52 Bezugsrechte	Art. 52 Subscription Rights

Im Falle der Erhöhung des Aktienkapitals durch Ausgabe neuer Aktien haben die bisherigen Aktionäre ein Bezugsrecht im Verhältnis ihrer bisherigen Beteiligung, sofern die Generalversammlung dieses Recht nicht aus wichtigen Gründen einschränkt oder ausschliesst. Wichtige Gründe sind insbesondere die Übernahme von Unternehmen, Unternehmensteilen oder Beteiligungen sowie die Beteiligung der Arbeitnehmer.

In the event of an increase of the Share Capital by issuing new shares, each existing shareholder has subscription rights in proportion to his/her existing shareholding, to the extent the general meeting of the shareholders does not restrict or exclude this right for important reasons. Important reasons are, in particular, the takeover of companies, of company parts, or of participations, as well as the participation of employees.

Die Generalversammlung setzt die Emissionsbedingungen fest, sofern sie nicht durch Beschluss den Verwaltungsrat dazu ermächtigt. Der Verwaltungsrat setzt die Einzahlungsbedingungen fest und gibt die Emissions- und Einzahlungsbedingungen den bezugsberechtigten Aktionären bekannt.

The general meeting of the shareholders shall determine the terms of the share issue to the extent it has not, by resolution, authorized the Board of Directors to do so. The Board of Directors shall determine the payment terms and communicate the issue and payment terms to the shareholders entitled to subscription rights.

Organisation	Organization

F. Die Generalversammlung	The General Meeting

Art. 53 Befugnisse	Art. 53 Authority

Oberstes Organ der Gesellschaft ist die Generalversammlung. Ihr stehen folgende unübertragbare Befugnisse zu:	The general meeting of the shareholders is the supreme corporate body of the Company. It has the following non-transferable powers:

1.	Festsetzung und Änderung der Statuten; vorbehalten bleibt Art. 27;	10.	adoption and amendment of the Articles of Association; Art. 27 remains reserved;
2.	Festsetzung der Zahl der Mitglieder des Verwaltungsrates sowie Wahl und Abberufung derselben;	11.	determination of the number of members of the Board of Directors as well as their appointment and removal;
3.	Wahl und Abberufung der Revisionsstelle;	12.	appointment and removal of the Auditors;
4.	Genehmigung des Jahresberichtes des Verwaltungsrates;	13.	approval of the annual report of the Board of Directors;
5.	Genehmigung der Jahresrechnung und einer allfälligen Konzernrechnung;	14.	approval of the annual financial accounts and (if applicable) the group accounts;
6.	Beschlussfassung über die Verwendung des Bilanzgewinnes, insbesondere Festsetzung der Dividende sowie der Tantième des Verwaltungsrates;	15.	resolution on the application of the balance sheet profit, in particular, determination of dividend and the profit share of the Board of Directors;
7.	Entlastung der Mitglieder des Verwaltungsrates und der übrigen mit der Geschäftsführung betrauten Zivilrechtlichen Personen;	16.	discharge of the members of the Board of Directors and the Persons entrusted with the management;
8.	Beschlussfassung über die Gegenstände, die der Generalversammlung durch das Gesetz oder die Statuten vorbehalten sind;	17.	resolution on matters which are reserved to the general meeting of the shareholders either by law or the Articles of Association;
9.	Die Genehmigung von Zusammenschlüssen (die Definition eines Zusammenschlusses findet sich in Art. 41 dieser Statuten), (i) soweit sich die Zuständigkeit der Generalversammlung nicht bereits aus Art. 12 Ziff. 1. bis 8 ergibt und (ii) soweit nicht zwingend ein anderes Organ der Gesellschaft zuständig ist.	18.
the approval of Business Combinations (definition of this term is in Art. 41 of these Articles of Association), if and to the extent that such approval (i) is not covered by the powers of the general meeting pursuant to Art. 12 (1) to (8) and (ii) that it is not an inalienable power of another corporate body of the Company.

Art. 54 Recht zur Einberufung	Art. 54 Right to call a General Meeting

Die Generalversammlung wird vom Verwaltungsrat, nötigenfalls von der Revisionsstelle, einberufen. Das Einberufungsrecht steht auch den Liquidatoren und den Vertretern der Anleihensgläubiger zu. Sie findet am Gesellschaftssitz oder an einem anderen Ort im In- oder Ausland statt.

The general meeting of the shareholders shall be called by the Board of Directors or, if necessary, by the Auditors. Liquidators and representatives of bond creditors are also entitled to call the general meeting of the shareholders. It shall be held at the Company's registered office or at another place in Switzerland or abroad.

Die ordentliche Generalversammlung findet alljährlich innerhalb von sechs Monaten nach Abschluss des Geschäftsjahres statt, ausserordentliche Versammlungen werden nach Bedürfnis abgehalten.
The ordinary general meeting of the shareholders shall take place annually within six months after the end of the business year, extraordinary general meetings of the shareholders shall be held as necessary.

Art. 55 Form der Einberufung	Art. 55 Form of the calling of a General Meeting

Die Generalversammlung wird durch einmalige Anzeige in der in Art. 39 für Mitteilungen an die Aktionäre vorgeschriebenen Art und Weise einberufen. Diese Anzeige muss mindestens 20 Tage vor der Generalversammlung ergehen.

The general meeting of the shareholders shall be convened by a single notice as provided for in Art. 39 regarding the manner of communications to shareholders. Such notice must be given at least 20 days prior to the general meeting of the shareholders.

Tag, Zeit und Ort der Generalversammlung, die Verhandlungsgegenstände (Traktandenliste) sowie die Anträge des Verwaltungsrates und der Aktionäre, welche die Durchführung der Generalversammlung oder die Traktandierung eines Verhandlungsgegenstandes verlangt haben, sind bei der Einberufung bekannt zu geben.

The calling shall state the date, time and place of the general meeting of the shareholders as well as the agenda and motions of the Board of Directors and of the shareholders who have requested the holding of a general meeting of the shareholders or the inclusion of an item on the agenda.

Die Aktionäre sind bei der ordentlichen Generalversammlung darüber zu orientieren, dass der Geschäftsbericht (Jahresbericht des Verwaltungsrates und Jahresrechnung, bestehend aus Erfolgsrechnung, Bilanz und Anhang) und der Revisionsbericht mindestens 20 Tage vor dem Versammlungstag zur Einsicht der Aktionäre am Sitz der Gesellschaft aufliegen, sowie dass jeder Aktionär verlangen kann, dass ihm unverzüglich eine Ausfertigung dieser Unterlagen zugestellt wird.

As far as the ordinary general meeting is concerned, the shareholders have to be notified, that the annual business report (the management report of the Board of Directors and the annual financial accounts, comprising the profit and loss statement, the balance sheet and notes) and the audit report are open to inspection by the shareholders at the registered office at least 20 days prior to the date of the general meeting of the shareholders and that any shareholder may request that a copy of these documents be immediately sent to him/her.

Über Gegenstände, die nicht in dieser Weise angekündigt worden sind, können Beschlüsse nicht gefasst werden, ausser über einen Antrag auf Einberufung einer ausserordentlichen Generalversammlung, auf Durchführung einer Sonderprüfung oder auf Wahl einer Revisionsstelle infolge eines Begehrens eines Aktionärs nach Art. 727a Abs. 4 OR.

No resolutions may be passed on agenda items which have not been announced in this manner, except on motions for the calling of an extraordinary general meeting of the shareholders, for the conduct of a special audit or the appointment of auditors at the request of a shareholder pursuant to Art. 727a paragraph 4 CO.

Art. 56 Universalversammlung	Art. 56 Universal Meeting

Die Eigentümer oder Vertreter sämtlicher Aktien können, falls kein Widerspruch erhoben wird, eine Generalversammlung ohne Einhaltung der für die Einberufung vorgeschriebenen Formvorschriften abhalten.
The holders of all Shares or their representatives may, if no objection is raised, hold a general meeting of the shareholders without observing the formalities required for the calling of a general meeting of the shareholders.

In dieser Versammlung kann über alle in den Geschäftskreis der Generalversammlung fallenden Gegenstände gültig verhandelt und Beschluss gefasst werden, solange die Eigentümer oder Vertreter sämtlicher Aktien anwesend sind.
Provided the holders of all shares or their representatives are present, all items within the powers of a general meeting of the shareholders may validly be discussed and resolved at such a meeting.

Art. 57 Vorsitz und Protokoll	Art. 57 Chairperson and Minutes

Die Generalversammlung wird durch den Präsidenten bzw. Vizepräsidenten des Verwaltungsrates oder einen von der Generalversammlung ad hoc gewählten Tagespräsidenten geleitet.
The general meeting of the shareholders shall be chaired by the Chairman, respectively the vice-chairman of the Board of Directors or a chairman-for-the-day appointed by the general meeting of the shareholders.

Der Vorsitzende ernennt den Protokollführer und den oder die Stimmenzähler. Der Protokollführer und der oder die Stimmenzähler müssen nicht Aktionäre sein. Der Vorsitzende kann zugleich auch Protokollführer und Stimmenzähler sein.

The chairperson shall appoint the keeper of the minutes and the scrutineer(s). The keeper of the minutes and the scrutineer(s) need not be shareholders. The chairperson may also be the keeper of the minutes and the scrutineer.

Über die Beschlüsse und Wahlen der Generalversammlung ist ein Protokoll zu führen, das vom Vorsitzenden und vom Protokollführer zu unterzeichnen ist. Es hält die Angaben gemäss Art. 702 Abs. 2 OR fest.

Minutes shall be kept of the resolutions and votes of the general meeting of the shareholders that shall be signed by the chairperson and the keeper of the minutes. They shall contain the information required by Art. 702 paragraph 2 CO.

Die Aktionäre sind berechtigt, das Protokoll einzusehen.	Shareholders may inspect the minutes.

Art. 58 Stimmrecht und Vertretung	Art. 58 Voting Rights and Representation

Jede Aktie berechtigt zu einer Stimme.	Each share carries one vote.

Sofern die Statuten es vorsehen, ist jeder an einem bestimmten, durch den Verwaltungsrat vorgegebenen Stichtag, im Aktienbuch eingetragene Aktionär berechtigt, an der Generalversammlung teilzunehmen und an der Beschlussfassung mitzuwirken.

If provided in these Articles of Association, each shareholder recorded in the Share Register on a specific qualifying day which may be designated by the Board of Directors shall be entitled to participate at the general meeting of the shareholders and in any vote taken.

Jeder Aktionär kann sich in der Generalversammlung durch einen anderen Aktionär oder einen Dritten vertreten lassen. Vertreter haben sich durch eine schriftliche Vollmacht auszuweisen.	Each shareholder may arrange representation through another shareholder or third party. The representative must produce a written power of attorney.

Die Gesellschaft anerkennt nur einen Vertreter für jede Aktie.		The Company shall acknowledge only one representative for each share.

Der Verwaltungsrat kann die Einzelheiten über die Vertretung und Teilnahme an der Generalversammlung in Verfahrensvorschriften regeln.		The Board of Directors may issue the particulars of the right to representation and participation at the general meeting of the shareholders in procedural rules.

Stimmrechte und die damit verbundenen Rechte können der Gesellschaft gegenüber von einem Aktionär oder  Nutzniesser der Aktien  jeweils nur in dem Umfang ausgeübt werden, wie diese Person mit Stimmrecht im Aktienbuch eingetragen ist.

Voting rights and rights derived from them may be exercised in relation to the Company by a shareholder or usufructuary of Shares only to the extent that such Person is recorded in the Share Register with the right to exercise his voting rights.

Art. 59	Teilnahme der Mitglieder des Verwaltungsrates	Art. 59	Participation of the Members of the Board of Directors

Die Mitglieder des Verwaltungsrates sind berechtigt, an der Generalversammlung teilzunehmen. Sie können Anträge stellen.		The members of the Board of Directors may take part in the general meeting of the shareholders. They may submit motions.

Art. 60 Beschlussfassung und Wahlen		Art. 60 Resolutions and Voting

Die Generalversammlung fasst ihre Beschlüsse und vollzieht ihre Wahlen mit der Mehrheit der abgegebenen Aktienstimmen, unter Ausschluss der leeren, ungültigen und nicht ausübbaren Stimmen, soweit Gesetz oder Statuten nichts anderes bestimmen. Bei Stimmengleichheit gilt ein Beschluss als nicht zustande gekommen; bei Wahlen entscheidet das Los.

The general meeting of the shareholders shall pass its resolutions and votes with a majority of the share votes cast, excluding unmarked, invalid and non-exercisable votes, to the extent not otherwise stated by the law or the Articles of Association. Where the votes are tied, a resolution shall be deemed not to be passed; in the case of a vote, the decision shall be by lot.

Art. 61 Besonderes Stimmen Quorum		Art. 61 Special Vote

Folgende Beschlüsse müssen von Gesetzes wegen mindestens zwei Drittel der vertretenen Stimmen und die absolute Mehrheit der vertretenen Aktiennennwerte auf sich vereinigen:		The following resolutions require by law two thirds of the votes represented and the absolute majority of the nominal value of the Shares represented in favor:

2.	Änderung des Gesellschaftszweckes;	10.	amendment of the Company objects;
11.	Einführung von Stimmrechtsaktien;	12.	creation of Shares with privileged voting rights;
13.	Beschränkung der Übertragbarkeit von Namenaktien;	14.	restriction on the transferability of registered Shares;
15.	Genehmigte oder bedingte Kapitalerhöhung;	16.	approved or conditional capital increase;
17.	Kapitalerhöhung aus Eigenkapital, gegen Sacheinlage oder zwecks Sachübernahme und die Gewährung von besonderen Vorteilen;	18.	capital increase out of equity, by way of contributions in kind or for the purpose of acquisition of assets and the granting of special benefits;
19.	Einschränkung oder Aufhebung des Bezugsrechtes;	20.	restriction or withdrawal of subscription rights;
21.	Verlegung des Sitzes der Gesellschaft;	22.	relocation of the registered office of the Company;

23.	Auflösung der Gesellschaft;	24.	winding-up of the Company;
25.	Fusionsbeschluss gemäss Art. 18 des Fusionsgesetzes (FusG), Spaltungsbeschluss gemäss Art. 43 FusG und Umwandlungsbeschluss gemäss Art. 64 FusG.	26.	merger resolution pursuant to Art. 18 of the Merger Act (FusG), demerger resolution pursuant to Art. 43 FusG and transformation resolution pursuant to Art. 64 FusG.

Im Rahmen des gesetzlich Zulässigen und unter Vorbehalt anderslautender Vorschriften in diesem Art. 20 ist für folgende Gegenstände ein Beschluss der Generalversammlung erforderlich, der mindestens 75 % der an der Generalversammlung vertretenen Aktien auf sich vereinigt:

Subject to the provisions of the applicable law and except as otherwise expressly provided in this Art. 20, the approval of at least 75 % of the Shares represented at a general meeting of the shareholders shall be required for:

2.
Die Genehmigung von Zusammenschlüssen (die Definition eines Zusammenschlusses findet sich in Art. 41 dieser Statuten) gemäss Art. 12 (9) dieser Statuten. Dieses besondere Zustimmungserfordernis ist nicht erforderlich für Zusammenschlüsse, welche von der Mehrheit der Unparteiischen Mitgliedern des Verwaltungsrates (die Definition der Unparteiischen Mitglieder des Verwaltungsrates findet sich in Art. 41 der Statuten) genehmigt wurden. Für solche von der Mehrheit der Unparteiischen Mitgliedern des Verwaltungsrates genehmigte Zusammenschlüsse genügen die im Gesetz oder in den Statuten vorgesehenen Mehrheiten, je nach dem welche strenger sind. Für den Zweck dieser Bestimmung ist die Mehrheit der Unparteiischen Mitglieder des Verwaltungsrates berechtigt und verpflichtet, gestützt auf die ihnen nach angemessenem Aufwand zur Verfügung stehenden Informationen zu bestimmen, (i) ob eine Person ein Nahestehender Aktionär ist; (ii) die Anzahl Aktien, die eine Person oder eine Gesellschaft direkt oder indirekt hält; (iii) ob eine Gesellschaft eine Nahestehende Gesellschaft einer anderen ist; und ob (iv) die Aktiven, welche Gegenstand eines solchen Zusammenschlusses sind oder die von der Gesellschaft oder einer ihrer Tochtergesellschaften im Zusammenhang mit einem solchen Zusammenschluss ausgegebenen oder übertragenden Effekten einen aggregierten Marktwert von mindestens 25 % des Marktwertes der gesamten Aktiven unmittelbar vor dem Zusammenschluss haben. Die Mehrheit der Unparteiischen Mitglieder des Verwaltungsrates hat zudem das Recht, sämtliche Bestimmungen und Begriffe dieses Art. 20 auszulegen.
3.
The approval of Business Combinations (definition of this term is in Art. 41 of these Articles of Association) pursuant to Art. 12 (9) of these Articles of Association. The foregoing requiring a special resolution of the shareholders shall not be applicable to any particular Business Combination, and such Business Combination shall require only such vote as is required by the law or by these Articles of Association, whichever is greater, if the Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined in Art. 41 of these Articles of Association) whereby it is understood that such majority of the Disinterested Directors shall have the power and duty to determine for the purposes of this Article, on the basis of information known to them after reasonable inquiry, (i) whether a person is an Interested Shareholder; (ii) the number of Shares of which any person is the beneficial owner; (iii) whether a Person is an Affiliate of another; and (iv) whether the assets which are the subject of any Business Combination have, or any securities to be issued or transferred by the Company or any Subsidiary in any Business Combination have, an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) of the Fair Market Value of the combined assets immediately prior to such transfer of the Company and its subsidiaries. A majority of the Disinterested Directors shall have the further power to interpret all of the terms and provisions of this Art. 20.

4.	Jede Änderung dieser Bestimmung.	3.	Any change to this paragraph of Art. 20 of the Articles of Association.

Ein Beschluss der Generalversammlung der mindestens zwei Drittel der Gesamtstimmen (die Definition von Gesamtstimmen findet sich in Art. 41 dieser Statuten) auf sich vereinigt, ist erforderlich für:		The approval of at least two thirds of the Total Voting Shares shall be required for (definition of the term Total Voting Shares is in Art. 41 of these Articles of Association):

2.	Die Abwahl eines amtierenden Mitglieds des Verwaltungsrates	3.	A resolution with respect to the removal of a serving member of the Board of Directors.
4.	Jede Änderung dieser Bestimmung	3.	Any change to this paragraph of Art. 20 of the Articles of Association.

Ein Beschluss der Generalversammlung der mindestens 75 % der Gesamtstimmen (die Definition von Gesamtstimmen findet sich in Art. 41 dieser Statuten) auf sich vereinigt, ist erforderlich für:		The approval of at least 75 % of the Total Voting Shares shall be required for (definition of the term Total Voting Shares is in Art. 41 of these Articles of Association):

2.	Die Reduktion oder Erhöhung der Anzahl Verwaltungsräte in Art. 24 dieser Statuten.	3.	The increase or reduction of the number of members of the Board of Directors in Art. 24 of these Articles of Association.
4.	Jede Änderung dieser Bestimmung.	3.	Any change to this paragraph of Art. 20 of the Articles of Association.

Auf Verlangen eines Aktionärs erfolgt die Wahl der Mitglieder des Verwaltungsrates in geheimer Abstimmung. Die übrigen Wahlen und Beschlussfassungen erfolgen in offener Abstimmung, falls die Generalversammlung nichts anderes beschliesst.

At the request of a shareholder the election of members of the Board of Directors shall take place by secret ballot. All other voting and passing of resolutions shall occur by open ballot unless otherwise resolved by the general meeting of the shareholders.

Ist die Gesellschaft verpflichtet, ihre Jahresrechnung und gegebenenfalls ihre Konzernrechnung durch eine Revisionsstelle prüfen zu lassen, muss der Revisionsbericht vorliegen, bevor die Generalversammlung die Jahresrechnung und die Konzernrechnung genehmigt und über die Verwendung des Bilanzgewinns beschliesst. Wird eine ordentliche Revision durchgeführt, so muss die Revisionsstelle an der Generalversammlung anwesend sein. Die Generalversammlung kann durch einstimmigen Beschluss auf die Anwesenheit der Revisionsstelle verzichten.

Where the Company is required to have its annual financial accounts and, where relevant, its group accounts audited by auditors, the audit report shall be presented to the general meeting of the shareholders prior to approval of the annual financial accounts and group accounts and prior to resolving on the application of the balance sheet profit. Where an ordinary audit is to be conducted, the Auditors shall be present at the general meeting of the shareholders. The general meeting of the shareholders may by way of a unanimous resolution, waive the requirement for the presence of the Auditors.

Art. 62 Auskunfts- und Einsichtsrecht der Aktionäre	Art. 62	Information and Inspection Rights of the Shareholders

Jeder Aktionär ist berechtigt, an der Generalversammlung vom Verwaltungsrat Auskunft über die Angelegenheiten der Gesellschaft und von der Revisionsstelle über Durchführung und Ergebnis ihrer Prüfung zu verlangen.

At the general meeting of the shareholders, any shareholder is entitled to request information from the Board of Directors concerning the affairs of the Company and from the Auditors concerning the conduct and the results of their review.

Die Auskunft ist insoweit zu erteilen, als sie für die Ausübung der Aktionärsrechte erforderlich ist. Sie kann verweigert werden, wenn durch sie Geschäftsgeheimnisse oder andere schutzwürdige Interessen der Gesellschaft gefährdet werden.

The information shall be given to the extent necessary for the exercising of shareholders' rights. It may be denied if business secrets or other interests of the Company worth being protected are jeopardized.

Die Geschäftsbücher und Korrespondenzen können nur mit ausdrücklicher Ermächtigung der Generalversammlung oder durch Beschluss des Verwaltungsrates und unter Wahrung des Geschäftsgeheimnisses eingesehen werden.

Company books and correspondence may only be inspected with the express authorization of the general meeting of the shareholders or by resolution of the Board of Directors and under the condition that business secrets are safeguarded.

Art. 63 Recht auf Einleitung einer Sonderprüfung	Art. 63 Right to Initiate a Special Audit

Jeder Aktionär kann der Generalversammlung beantragen, bestimmte Sachverhalte durch eine Sonderprüfung abklären zu lassen, sofern dies zur Ausübung der Aktionärsrechte erforderlich ist und er das Recht auf Auskunft oder das Recht auf Einsicht bereits ausgeübt hat.

Any shareholder may, at the general meeting of the shareholders, request that certain matters be subject to a special audit to the extent this is necessary for the exercising of shareholders' rights and he/she has previously exercised the right to information or the right to inspection.

Art. 64 Präsenzquorum	Art. 64 Presence Quorum

Jede Beschlussfassung oder Wahl setzt zu ihrer Gültigkeit im Zeitpunkt der Konstituierung der Generalversammlung ein Präsenzquorum von Aktionären, welche mindestens die Mehrheit aller Gesamtstimmen vertreten, voraus. Die Aktionäre können mit der Behandlung der Traktanden fortfahren, selbst wenn Aktionäre nach Bekanntgabe des Quorums durch den Vorsitzenden die Generalversammlung verlassen.

The adoption of any resolution or election requires the presence of at least a majority of the Total Voting Shares at the time when the general meeting of the shareholders proceeds to business. The shareholders present at a general meeting of the shareholders may continue to transact business, despite the withdrawal of shareholders from such general meeting of the shareholders following announcement of the presence quorum at that meeting.

G. Der Verwaltungsrat	The Board of Directors

Art. 65 Zusammensetzung	Art. 65 Composition

Der Verwaltungsrat besteht aus mindestens einem und höchstens zehn Mitgliedern.	The Board of Directors shall consist of no less than one and no more than ten members.

Solange die Namenaktien der Gesellschaft an einer in- oder ausländischen Börse kotiert sind, soll der Verwaltungsrat mindestens drei unabhängige Verwaltungsräte (Unabhängige Verwaltungsräte) ausweisen.
As long as the registered Shares of the Company are listed on a domestic or foreign Exchange, the Company shall maintain a minimum of three Independent Directors on its Board of Directors.

Art. 66 Amtsdauer	Art. 66 Term of Office

Die Verwaltungsräte werden vom Verwaltungsrat in drei Klassen aufgeteilt, welche als Klasse I, Klasse II und Klasse III bezeichnet werden. Die Verwaltungsräte sollen gleichmässig auf die drei Klassen aufgeteilt werden. Die erste Amtszeit der gewählten Verwaltungsräte endet wie folgt:

The Board of Directors shall divide its members into three classes, designated Class I, Class II and Class III. All Classes shall be as nearly equal in number as possible. The members of the Board of Directors as initially classified shall hold office for terms as follows:

Die Amtszeit der Verwaltungsratsmitglieder der Klasse I endet mit der ordentlichen Generalversammlung des Jahres 2011 oder mit der Wahl ihrer Nachfolger;	The Class I members of the Board of Directors shall hold office until the date of the ordinary general meeting of the shareholders in 2011 or until their successors shall be elected and qualified;

Die Amtszeit der Verwaltungsratsmitglieder der Klasse II endet mit der ordentlichen Generalversammlung des Jahres 2012 oder mit der Wahl ihrer Nachfolger;	The Class II members of the Board of Directors shall hold office until the date of the ordinary general meeting of the shareholders in 2012 or until their successors shall be elected and qualified;

Die Amtszeit der Verwaltungsratsmitglieder der Klasse III endet mit der ordentlichen Generalversammlung des Jahres 2013 oder mit der Wahl ihrer Nachfolger.	The Class III members of the Board of Directors shall hold office until the date of the ordinary general meeting of the shareholders in 2013 or until their successors shall be elected and qualified.

An jeder ordentlichen Generalversammlung soll jede Klasse Verwaltungsräte, deren Amtsdauer abläuft, für eine Amtsdauer von drei Jahren bzw. bis zur Wahl ihrer Nachfolger gewählt werden. Die Verwaltungsräte sind wieder wählbar.

At each ordinary general meeting of the shareholders, each class of the members of the Board of Directors whose term shall then expire shall be elected to hold office for a three-year term or until the election of their respective successor in office. The members of the Board of Directors are re-electable.

Der Verwaltungsrat legt die Reihenfolge der Wiederwahl fest, wobei die erste Amtszeit einer bestimmten Klasse von Verwaltungsräten auch weniger als drei Jahre betragen kann. Für den Zweck dieser Bestimmung ist unter einem Jahr der Zeitabschnitt zwischen zwei ordentlichen Generalversammlungen zu verstehen.

The Board of Directors shall establish the order of rotation, whereby the first term of office of members of a particular class may be less than three years. For purposes of this provision, one year shall mean the period between two ordinary general meetings of the shareholders.

Wenn ein Verwaltungsratsmitglied vor Ablauf seiner Amtsdauer aus welchen Gründen auch immer ersetzt wird, endet die Amtsdauer des an seiner Stelle gewählten neuen Verwaltungsratsmitgliedes mit dem Ende der Amtsdauer seines Vorgängers.

If, before the expiration of his term of office, a member of the Board of Director should be replaced for whatever reason, the term of office of the newly elected member of the Board of Directors shall expire at the end of the term of office of his predecessor.

Ist an der Gesellschaft eine juristische Person oder eine Handelsgesellschaft beteiligt, so ist sie als solche nicht als Mitglied des Verwaltungsrates wählbar; dagegen können an ihrer Stelle ihre Vertreter gewählt werden.

If a legal entity or another commercial enterprise is a shareholder of the Company, it shall not be eligible for membership on the Board of Directors; however, its representatives may be elected in lieu thereof.

Art. 67 Konstituierung	Art. 67 Constitution

Besteht der Verwaltungsrat aus mehreren Personen, so konstituiert er sich selbst, indem er seinen Präsidenten („Verwaltungsratspräsident“ oder „Präsident“), seinen Sekretär sowie allfällige Vizepräsidenten wählt. Der Sekretär muss dem Verwaltungsrat nicht angehören.

Where the Board of Directors consists of several persons it shall organize itself so that it elects its own chairman (“Chairman of the Board of Directors” or “Chairman”) and the Secretary and it may elect  one or more vice-chairman. The Secretary need not belong to the Board of Directors.

Art. 68 Aufgaben	Art. 68 Duties

Der Verwaltungsrat besorgt die laufenden Geschäfte und vertritt die Gesellschaft nach aussen.	The Board of Directors shall manage the ongoing business and represent the Company externally.

Der Verwaltungsrat hat die folgenden unübertragbaren und unentziehbaren Aufgaben:	The Board of Directors has the following non-transferable and inalienable duties:

Oberleitung der Gesellschaft und Erteilung der nötigen Weisungen;	Supreme management of the Company and issuance of the relevant instructions;
Festlegung der Organisation;	Determination of the organisation;
Ausgestaltung des Rechnungswesens, der Finanzkontrolle sowie der Finanzplanung, sofern diese für die Führung der Gesellschaft notwendig ist;	Structuring of the accounting system, the financial controls and the financial planning to the extent that this is necessary for the management of the Company;
Ernennung und Abberufung der mit der Geschäftsführung und der Vertretung betrauten Personen sowie Regelung der Zeichnungsberechtigung;	Appointment and removal of the persons entrusted with the management and representation of the Company as well as regulation of signatory power;
Oberaufsicht über die mit der Geschäftsführung betrauten Personen, namentlich im Hinblick auf die Befolgung der Gesetze, Statuten, Reglemente und Weisungen;
Overall supervision of the persons entrusted with the management of the Company, in particular with regard to their compliance with the law, the Articles of Association and other internal rules and regulations;

Erstellung des Geschäftsberichtes sowie Vorbereitung der Generalversammlung und Ausführung ihrer Beschlüsse;	Preparation of the annual business report and the general meeting of the shareholders, as well as implementation of its resolutions;
Benachrichtigung des Richters im Falle der Überschuldung;	Notification of the judge in the case of over-indebtedness;
Beschlussfassung über die nachträgliche Leistung von Einlagen auf nicht voll liberierte Aktien;	Passing of resolutions regarding retroactive payments related to partly paid-in shares;
Feststellungsbeschlüsse bei Kapitalerhöhungen und daraus folgende Statutenänderungen.	Declaratory resolutions regarding capital increases and consequential amendments of the Articles of Association.

Er hat überdies die folgenden Aufgaben:	In addition, the Board of Directors shall have the following duties:

Führung der gemäss Organisationsreglement dem Verwaltungsrat vorbehaltenen Geschäfte (vgl. Art. 30 Abs. 2);	Management of transactions reserved to the Board of Directors by the Organizational Regulations (cf. Art. 30 paragraph 2);
Antragstellung betreffend Verwendung des Bilanzgewinnes;	Proposals regarding the application of the balance sheet profit;
Festlegung des Geschäftsjahres (vgl. Art. 36);	Defining the business year (cf. Art. 36).
Behandlung von Eintragungsgesuchen (vgl. Art. 8).	Treatment of registration applications (cf. Art. 8).

Im Übrigen kann der Verwaltungsrat in allen Angelegenheiten Beschluss fassen, die nicht nach Gesetz, Statuten oder Reglement der Generalversammlung oder einem anderen Organ der Gesellschaft vorbehalten oder übertragen sind.

Otherwise, the Board of Directors may resolve on all matters not reserved or assigned to the general meeting of the shareholders or another corporate body of the Company by law, the Articles of Association or other internal rules and regulations.

Die Mitglieder des Verwaltungsrates zeichnen kollektiv zu zweien. Gehört dem Verwaltungsrat nur eine Person an, so ist diese einzelzeichnungsberechtigt.	The members of the Board of Directors shall have the power of joint signatories. Where the Board of Directors consists of just one person, he shall have the power of single signatory.

Art. 69 Entschädigung	Art. 69 Compensation

Die Mitglieder des Verwaltungsrates haben Anspruch auf Ersatz ihrer im Interesse der Gesellschaft aufgewendeten Auslagen sowie auf eine ihrer Tätigkeit entsprechende Entschädigung. Der Betrag wird vom Verwaltungsrat festlegt.

The members of the Board of Directors shall have a claim to compensation for their expenses incurred in the interests of the Company as well as remuneration for their activities. The amount of the remuneration shall be determined by the Board of Directors.

Im Rahmen des gesetzlich Zulässigen, hält die Gesellschaft sämtliche Personen sowie deren Erben, Konkurs- oder Nachlassmassen, welche wegen ihrer Tätigkeit als Verwaltungsrat, Mitglied der Geschäftsleitung, Angestellte, Agent oder weil sie in einer anderen Funktion für oder im Namen der Gesellschaft (einschliesslich solcher Tätigkeiten, die diese Personen für eine andere Gesellschaft, eine nicht rechtsfähige Personengesellschaft, einen Joint Ventures, einen Trusts, eine sonstige Geschäftseinheit oder fiduziarisch im Zusammenhang mit von der Gesellschaft unterhaltenen Mitarbeiterbeteiligungsplänen für oder im Namen oder auf Aufforderung der Gesellschaft ausübten oder ausüben) tätig wurden, Partei in drohenden, hängigen oder abgeschlossenen Klagen, Verfahren oder Untersuchungen zivil-, straf-, verwaltungsrechtlicher oder anderer Natur (einschliesslich allfälliger Klagen der Gesellschaft) waren oder werden, schadlos von sämtlichen Auslagen (einschliesslich Anwaltskosten), Abgaben, Verlusten und Schäden, die diese in diesem Zusammenhang zu bezahlen und damit erlitten haben. Im Rahmen des gesetzlich zulässigen soll die Gesellschaft Gerichts- und Anwaltskosten im Zusammenhang mit solchen Klagen und Verfahren (einschliesslich Rechtsmittelverfahren) bevorschussen.

The Company shall indemnify, to the full extent now or hereafter permitted by law, any person (including his heirs, executors and administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the Company), by reason of his acting as, or having in the past acted as, a member of the Board of Director, officer, employee or agent of, or his acting in any other capacity for or on behalf of, the Company (including his serving for, on behalf of or at the request of the Company as a member of the Board of Director, officer employee or agent of another company, partnership, joint venture, trust or other enterprise, or in a fiduciary or other capacity with respect to any employee benefit plan maintained by the Company) against any expense (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person (or his heirs, executors and administrators) in respect thereof.  The Company shall advance the expenses of defending any such action, suit or proceeding (including appeals) in accordance with and to the full extent now or hereafter permitted by law.

Der Verwaltungsrat ist unabhängig von der Interessenlage des einzelnen Mitgliedes berechtigt, namens der Gesellschaft und zugunsten der in Art. 28 Abs. 2 dieser Statuten erwähnten Personen Versicherungen für die gegen diese Personen im Zusammenhang mit den oben beschriebenen Funktionen erhobenen Haftungsansprüche sowie deren Folgen abzuschliessen, unabhängig davon, ob die Gesellschaft das Recht bzw. die Macht hätte, diese Person in Anwendung von Art. 28 schadlos zu halten.

The Board of Directors may, notwithstanding any interest of the member of the Board of Directors in such action, authorize the Company to purchase and maintain insurance on behalf of any person described in Art. 28 paragraph 2 of these Articles of Association, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Art. 28.

Art. 28 ist auf alle Ansprüche, Klagen, Prozesse anwendbar, die nach Inkrafttreten dieser Bestimmung eingeleitet werden, unabhängig davon, ob sich diese auf Tätigkeiten oder Unterlassungen vor Inkrafttreten dieser Bestimmung stützen. Die Vorschrift in diesem Art. 28 soll als Vertrag zwischen der Gesellschaft und jedem Verwaltungsratsmitglied, Mitglied der Geschäftsleitung, Direktor, Angestellten und Agenten, der in den weiter oben beschriebenen Funktionen zu einem beliebigen Zeitpunkt während der Gültigkeit dieser Bestimmung und des anwendbaren Rechts tätig war, gelten, und die Aufhebung oder Änderung dieser Bestimmung soll die zu jenem Zeitpunkt bestehenden Rechte und Pflichten bezüglich des zu jenem Zeitpunkt bestehenden Tatbestandes oder der zu jenem oder einem späteren Zeitpunkt gestützt auf diesen Sachverhalt geltend gemachten oder angedrohten Klagen, Ansprüchen oder Prozessen nicht berühren. Sollten einzelne Bestimmungen dieses Art. 28 aus gesetzlichen oder regulatorischen Gründen ungültig sein oder in ihrer Anwendung eingeschränkt werden, soll dies die Anwendung dieser Bestimmung oder die Gültigkeit dieser Bestimmung nicht berühren. Die Rechte im Zusammenhang mit der Schadloshaltung und der Bevorschussung in diesem Artikel sind weder exklusiv noch sollen sie allfällige bestehende andere Rechte der betroffenen Verwaltungsratsmitglieder, Geschäftsleitungsmitgliedern, Direktoren, Angestellten oder Agenten limitieren, die diese gestützt auf Verträge oder gestützt auf Beschlüsse der Organe der Gesellschaft oder in ihrer Funktion haben, limitieren. Die Gesellschaft ist dem Grundsatz verpflichtet, wonach die Schadloshaltung der in diesem Artikel definierten Personen im Rahmen des gesetzlich zulässigen entsprochen werden soll.

The provisions of this Art. 28 shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.  The provisions of this Art. 28 shall be deemed to be a contract between the Company and each member of the Board of Director, officer, employee or agent who serves in such capacity at any time while this Article and the relevant provisions of the law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts.  If any provision of this Art. 28 shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect any other application of such provision or the validity of the remaining provisions hereof.  The rights of indemnification and advancement of expenses provided in this Article shall neither be exclusive of, nor be deemed in limitation of, any rights to which any such member of the Board of Director, officer, employee or agent may otherwise be entitled or permitted by contract, vote of members or directors or otherwise, or as a matter of law, both as to actions in his official capacity and actions in any other capacity while holding such office, it being the policy of the Company that indemnification of the specified individuals shall be made to the fullest extent permitted by law.

Art. 70 Einberufung und Beschlussfassung	Art. 70 Calling of Meetings and Quorum

Der Verwaltungsrat versammelt sich, so oft es die Geschäfte erfordern, jedoch mindestens einmal im Jahr. Er wird durch seinen Präsidenten oder den Vizepräsidenten einberufen. Jedes Mitglied hat jederzeit das Recht, unter schriftlicher Angabe der Gründe die unverzügliche Einberufung einer Verwaltungsratssitzung zu verlangen.

The Board of Directors shall meet as often as business demands but at least once a year. It shall be called by the Chairman of the Board of Directors or the vice-chairman. Each member may, by giving written reasons therefore, demand that a meeting of the Board of Directors be held without delay.

Die Einberufung des Verwaltungsrates hat in der Regel mindestens fünf Werktage vor dem Sitzungstage zu erfolgen. Tag, Zeit und Ort der Sitzung und die Verhandlungsgegenstände (Traktandenliste) sind bei der Einberufung bekannt zu geben. Gleichzeitig werden die massgebenden Sitzungsunterlagen zugestellt. Über Gegenstände, die in der Traktandenliste nicht aufgeführt sind, können in dringenden Fällen Beschlüsse gefasst werden.

The calling of a meeting of the Board of Directors shall, as a rule, be made at least five working days before the date of the meeting. Day, time, and place of the meeting as well as the matters for discussion (agenda) shall be notified at the time of the calling. At the same time, the related documents for the meeting shall be provided. Matters not contained in the agenda may be resolved upon in urgent cases.

Der Verwaltungsrat ist beschlussfähig, wenn die absolute Mehrheit der Mitglieder anwesend ist. Für Beschlüsse, die im Rahmen von Kapitalerhöhungen zu treffen sind, ist der Verwaltungsrat auch beschlussfähig, wenn nur ein Mitglied anwesend ist.

The Board of Directors is quorate when the absolute majority of members is present. Where a resolution is to be taken in the context of a capital increase, the Board of Directors is also quorate when only one member is present.

Der Verwaltungsrat fasst seine Beschlüsse und trifft seine Wahlen mit der Mehrheit der abgegebenen Stimmen. Er kann höhere Beschlussfassungsquoren einführen. Diese müssen in einem Reglement festgehalten werden. Bei Stimmengleichheit gibt der Vorsitzende den Stichentscheid, bei Wahlen entscheidet das Los.

The Board of Directors shall pass its resolutions and votes with a majority of the votes cast. The Board of Directors may introduce higher requirements to pass votes. Such requirements shall be contained in an internal regulation. Where votes are tied, the chairperson shall give the casting vote; in the case of elections this shall be decided by lot.

Beschlüsse können auch auf dem Weg der schriftlichen Zustimmung (durch Brief, Telefax oder E-Mail) zu einem Antrag gefasst werden, sofern nicht ein Mitglied mündliche Beratung verlangt. Diese Beschlüsse bedürfen der Einstimmigkeit und sind zusammen mit den anderen Verwaltungsratsprotokollen aufzubewahren.

Resolutions may also be passed by way of written consent (by letter, fax or email) provided no member has demanded an oral consultation. These resolutions require unanimity and shall be kept with the minutes of the meetings of the Board of Directors.

Art. 71 Delegation und Ausschüsse	Art. 71 Delegation and Committees

Der Verwaltungsrat kann die Vorbereitung, die Ausführung seiner Beschlüsse und die Überwachung von Geschäften Ausschüssen oder einzelnen Mitgliedern zuweisen.	The Board of Directors may delegate the preparation and implementation of its resolutions and the oversight of business to committees or individual members.

Unter Vorbehalt seiner unübertragbaren und unentziehbaren Aufgaben ist der Verwaltungsrat ferner befugt, die Geschäftsführung oder einzelne Zweige derselben und die Vertretung der Gesellschaft an eine oder mehrere Personen, Mitglieder des Verwaltungsrates (Delegierte) oder Dritte (Direktoren oder Geschäftsführer), zu übertragen. Er legt die dazu notwendigen Einzelheiten in einem Organisationsreglement fest.

Subject to its non-transferable and inalienable duties, the Board of Directors is furthermore empowered to transfer management of the business or individual branches of the same and the representation of the Company to one or more persons, members of the Board of Directors (delegates) or third parties (directors or managers). The Board of Directors shall stipulate the necessary details in the Organizational Regulations.

Art. 72 Protokoll	Art. 72 Minutes

Über die Verhandlungen und Beschlüsse des Verwaltungsrates ist ein Protokoll zu führen. Das Protokoll ist vom Vorsitzenden und vom Sekretär zu unterzeichnen. Besteht der Verwaltungsrat aus nur einem Mitglied, muss auch dieser über seine Entscheidungen Protokoll führen.

Minutes shall be recorded of the discussions and resolutions of the Board of Directors. The minutes shall be signed by the Chairperson and the Secretary. Where the Board of Directors consists of only one member, such person must also keep a record of his decisions.

Die Protokolle sind vom Verwaltungsrat jeweils in der nächsten Sitzung zu genehmigen.	The minutes shall be approved by the Board of Directors in the next meeting.

Art. 73 Recht auf Auskunft und Einsicht	Art. 73 Right to Information and Inspection

Jedes Mitglied des Verwaltungsrates kann Auskunft über alle Angelegenheiten der Gesellschaft verlangen. In den Sitzungen sind alle Mitglieder des Verwaltungsrates sowie die mit der Geschäftsführung betrauten Personen zur Auskunft verpflichtet. Ausserhalb der Sitzungen kann jedes Mitglied von den mit der Geschäftsführung betrauten Personen Auskunft über den Geschäftsgang und, mit Ermächtigung des Präsidenten, auch über einzelne Geschäfte verlangen.

Each member of the Board of Directors may demand information on all matters concerning the Company. At meetings, all members of the Board of Directors as well as the persons entrusted with the management of the Company are under a duty to provide information. Outside the meetings, each member can demand information from those persons entrusted with the management about the course of business and, with the authorization of the president, about individual transactions.

Soweit es für die Erfüllung einer Aufgabe erforderlich ist, kann jedes Mitglied dem Präsidenten beantragen, dass ihm Bücher und Akten vorgelegt werden. Weist der Präsident ein Gesuch auf Auskunft, Anhörung oder Einsicht ab, so entscheidet der Verwaltungsrat. Regelungen oder Beschlüsse des Verwaltungsrates, die das Recht auf Auskunft und Einsichtnahme der Mitglieder des Verwaltungsrates erweitern, bleiben vorbehalten.

To the extent it is necessary for the performance of a task, each member may apply to the Chairman of the Board of Directors that the books and files are made available to him. Where the Chairman of the Board of Directors rejects an application for information, a hearing or inspection, the Board of Directors shall decide. Regulations or resolutions of the Board of Directors that provide the members of the Board of Directors with the right to information and inspection remain reserved.

Art. 74 Zeichnungsberechtigung	Art. 74 Signature Power

Die rechtsverbindliche Vertretung der Gesellschaft durch Mitglieder des Verwaltungsrates und durch Dritte wird in einem Organisationsreglement festgelegt.	The due and valid representation of the Company by members of the Board of Directors and other persons shall be set forth in Organizational Regulations.

H. Die Revisionsstelle	The Auditors

Art. 75 Revision	Art. 75 Audit

Die Generalversammlung wählt die Revisionsstelle.	The general meeting of the shareholders shall elect the Auditor.

Sie kann auf die Wahl einer Revisionsstelle verzichten, wenn:	It can waive the election of auditors where:

die Voraussetzungen für eine ordentliche Revision nicht gegeben sind;	the requirements for an ordinary audit are not present;
die Zustimmung sämtlicher Aktionäre vorliegt und;	the consent of all shareholders has been given; and
die Gesellschaft nicht mehr als zehn Vollzeitstellen im Jahresdurchschnitt hat.	the Company does not have more than ten full-time positions on average per year.

Haben die Aktionäre auf eine eingeschränkte Revision verzichtet, so gilt dieser Verzicht auch für die nachfolgenden Jahre. Jeder Aktionär hat jedoch das Recht, spätestens zehn Tage vor der Generalversammlung eine eingeschränkte Revision zu verlangen. Die Generalversammlung muss diesfalls die Revisionsstelle wählen.

Where the shareholders have waived a limited statutory examination, this waiver applies also to the following year. Each shareholder may, however, demand a limited statutory examination at the latest ten days prior to the general meeting of the shareholders. The general meeting of the shareholders must in this case elect the Auditor.

Art. 76 Organisation der Revisionsstelle	Art. 76 Organisation of the Auditor

Als Revisionsstelle können eine oder mehrere natürliche oder juristische Personen oder Personengesellschaften gewählt werden.	One or several individuals or legal persons or partnerships may be elected as Auditors.

Wenigstens ein Mitglied der Revisionsstelle muss seinen Wohnsitz, seinen Sitz oder eine eingetragene Zweigniederlassung in der Schweiz haben.	As a minimum one member of the Auditor shall be resident or have a registered branch in Switzerland.

Muss die Gesellschaft ihre Jahresrechnung durch eine Revisionsstelle ordentlich prüfen lassen im Sinne von:	Where the Company is required to arrange an ordinary audit of its annual financial accounts by auditors pursuant to:

Art. 727 Abs. 1 Ziff. 2 oder Ziff. 3 OR;	Art. 727 paragraph 1 section 2 or section 3 CO;
Art. 727 Abs. 2 OR	Art. 727 paragraph 2 CO

wählt die Generalversammlung einen zugelassenen Revisionsexperten nach den Vorschriften des Revisionsaufsichtsgesetzes (RAG) als Revisionsstelle.	the general meeting of the shareholders shall elect a licensed audit expert in accordance with the provisions of the Audit Oversight Act (RAG) as auditors.

Ist die Gesellschaft zur eingeschränkten Revision verpflichtet, kann als Revisionsstelle auch ein zugelassener Revisor nach den Vorschriften des RAG bezeichnet werden. Vorbehalten bleibt der Verzicht auf die Wahl einer Revisionsstelle nach Art. 34.

Where the Company is required to arrange a limited statutory examination a licensed auditor in accordance with the provisions of the RAG may also be appointed as auditors. Waiver of the election of auditors pursuant to Art. 34 remains reserved.

Die Revisionsstelle muss im Sinne von Art. 728 bzw. 729 OR unabhängig sein.	The Auditor must be independent in accordance with Art. 728 respectively 729 CO.

Die Revisionsstelle wird für ein Geschäftsjahr gewählt. Ihr Amt endet mit der Abnahme der letzten Jahresrechnung. Die Wiederwahl ist möglich. Die Generalversammlung kann die Revisionsstelle jederzeit mit sofortiger Wirkung abberufen.

The Auditor shall be appointed for one business year. Their term of office shall end with the approval of the final annual financial accounts. Re-appointment is possible. The general meeting of the shareholders may remove the Auditor with immediate effect at any time.

I. Rechnungslegung und Verwendung des Bilanzgewinnes	Rendering of Accounts and Allocation of Balance Sheet Profit

Art. 77 Jahresrechnung	Art. 77 Annual Financial Accounts

Die Jahresrechnung wird jährlich auf den 31. Dezember oder auf einen anderen, durch den Verwaltungsrat zu beschliessenden Termin abgeschlossen.	The annual financial accounts shall be closed annually on the 31 December or another date determined by the Board of Directors.

Die Erfolgsrechnung, die Bilanz und der Anhang sind mindestens gemäss den gesetzlichen Bestimmungen von Art. 662a - 670 und 957 - 961 OR aufzustellen.	The profit and loss statement, the balance sheet and notes shall be compiled as a minimum in accordance with the provisions of Art. 662a-670 and 957-961 CO.

Art. 78 Verwendung des Jahresgewinnes	Art. 78 Application of the Annual Profit

Vom in der Jahresbilanz ausgewiesenen Jahresgewinn ist jährlich ein Betrag von 5 % der allgemeinen Reserve zuzuweisen, bis diese 20 % des einbezahlten Aktienkapitals erreicht hat.	An amount of 5 % of the annual profit identified in the annual financial accounts is to be allotted to the general reserves until this has reached 20 % of the paid-up share capital.

Der verbleibende Jahresgewinnsaldo und ein allfälliger Gewinnvortrag früherer Geschäftsjahre stehen unter Vorbehalt der zwingenden gesetzlichen Bestimmungen (Art. 671 ff. OR) zur freien Verfügung der Generalversammlung. Der Verwaltungsrat unterbreitet der Generalversammlung seine Vorschläge betreffend die Behandlung sämtlicher Zuweisungen.

The remaining annual profit and any balance of profit brought forward from previous business years shall, pursuant to binding provisions of the law (Art. 671 et seq. CO), be at the free disposal of the general meeting of the shareholders. The Board of Directors shall submit its proposals with respect to the treatment of any allocation to the general meeting of the shareholders.

Die Generalversammlung kann jederzeit die Errichtung von speziellen Reserven neben den vom Gesetz vorgeschriebenen Reserven beschliessen und über deren Verwendung bestimmen.	The general meeting of the shareholders may at any time resolve to set up special reserves in addition to those required by law and determine their application.

Dividenden, welche nicht innerhalb von fünf Jahren nach ihrem Auszahlungsdatum bezogen werden, fallen an die Gesellschaft und werden in die allgemeinen gesetzlichen Reserven gebucht.	Dividends that have not been collected within five years after their payment date shall enure to the Company and be allocated to the general statutory reserves.

J. Schlussbestimmungen	Final Provisions

Art. 79 Auflösung und Liquidation	Art. 79 Winding-up and Liquidation

Die Generalversammlung kann jederzeit die Auflösung der Gesellschaft beschliessen. Die Auflösung und Liquidation sind gemäss den Vorschriften von Art. 736 ff. OR durchzuführen.	The general meeting of the shareholders may at any time resolve to wind-up the Company. The winding-up and liquidation of the Company shall be performed in accordance with Art. 736 et seq. CO.

Die Befugnisse der Generalversammlung bleiben auch während der Liquidation mit der Einschränkung gemäss Art. 739 OR bestehen. Insbesondere unterliegt die Liquidationsrechnung der Genehmigung durch die Generalversammlung.

The powers of the general meeting of the shareholders shall also continue during the liquidation, limited in accordance with Art. 739 CO. In particular, the liquidation accounts are subject to the approval of the general meeting of the shareholders.

Der Verwaltungsrat besorgt die Liquidation, sofern diese nicht durch Beschluss der Generalversammlung Dritten übertragen wird.	The Board of Directors shall conduct the liquidation to the extent that this is not transferred to a third party by a resolution of the general meeting of the shareholders.

Die Liquidatoren sind berechtigt, die Aktiven der Gesellschaft freihändig zu veräussern.	The liquidators may freely dispose of the assets of the Company.

Nach erfolgter Tilgung der Schulden wird das Vermögen nach Massgabe der eingezahlten Beträge unter den Aktionären verteilt, soweit diese Statuten nichts anderes vorsehen.	Upon discharge of all liabilities, the assets of the Company shall be distributed to the shareholders pursuant to the amounts paid-up, unless these Articles of Association provide otherwise.

Art. 80 Mitteilungen und Bekanntmachungen	Art. 80 Communications and Notifications

Publikationsorgan der Gesellschaft ist das Schweizerische Handelsamtsblatt. Der Verwaltungsrat kann weitere Publikationsorgane bestimmen.	The Company shall make any announcements in the Swiss Official Gazette of Commerce. The Board of Directors may appoint other publication bodies.

Soweit keine individuelle Benachrichtigung durch das Gesetz, börsengesetzliche Bestimmungen oder diese Statuten verlangt wird, gelten sämtliche Mitteilungen an die Aktionäre als gültig erfolgt, wenn sie im Schweizerischen Handelsamtsblatt veröffentlicht worden sind. Die Mitteilungen an die Namenaktionäre erfolgen im Falle der in Art. 14 Abs. 3 erwähnten Hinweise an ihre letzte im Aktienbuch eingetragene Adresse durch Brief oder E-Mail. In allen anderen Fällen können die Mitteilungen durch Veröffentlichung im Publikationsorgan erfolgen. Bekanntmachungen an die Gläubiger erfolgen in den vom Gesetz vorgeschriebenen Fällen durch Veröffentlichung im Publikationsorgan. Finanzinstitute, welche Aktien für wirtschaftlich Berechtigte halten und entsprechend im Aktienbuch eingetragen sind, gelten als bevollmächtigte Empfänger.

To the extent that individual notification is not required by law, stock Exchange regulations or these Articles of Association, all communications to the shareholders shall be deemed valid if published in the Swiss Official Gazette of Commerce. Notices to the registered shareholders shall in the case of the notifications set forth in Art. 14 paragraph 3 be sent by letter or electronic mail to the last address registered in the Share Register. In all other cases, they may be made by publication in the Company's official instrument for publications. Notices to creditors shall be given in the cases prescribed by law by publication in the Swiss Official Gazette of Commerce. Financial institutions holding Shares for beneficial owners and recorded in such capacity in the Share Register shall be deemed to be authorized recipients.

Art. 81 Verbindlicher Originaltext	Art. 81 Original Language

Falls sich zwischen der deutsch- und der englischsprachigen Fassung dieser Statuten Differenzen ergeben, hat die deutschsprachige Fassung Vorrang.	In the event of deviations between the German and English version of these Articles of Association, the German text shall prevail.

Art. 82 Definitionen	Art. 82 Definitions

Aktie	Shares

Der Begriff Aktie(n) hat die in Art. 3 dieser Statuten aufgeführte Bedeutung.	The term Share(s) has the meaning assigned to it in Art. 3 of these Articles of Association.

Aktienbuch	Share Register

Der Begriff Aktienbuch hat die in Art. 8 dieser Statuten aufgeführte Bedeutung.	The term Share Register has the meaning assigned to it in Art. 8 of these Articles of Association.

Aktienkapital	Share Capital

Der Begriff Aktienkapital hat die in Art. 3 dieser Statuten aufgeführte Bedeutung.	The term Share Capital has the meaning assigned to it in Art. 3 of these Articles of Association.

Börse	Exchange

Der Begriff Börse bedeutet Einrichtungen des Wertschriftenhandels oder vergleichbare Systeme, an welchen die Aktien der Gesellschaft gehandelt oder anderweitig zeitweise zum Handel zugelassen sind.	The term Exchange shall mean any securities exchange or other system on which the registered Shares of the Company may be listed or otherwise authorized for trading from time to time.

CHF	CHF

Der Begriff CHF bedeutet Schweizer Franken und ist die gültige Schweizer Währung.	The term CHF shall mean Swiss Francs, the legal currency in Switzerland.

Gesamtstimmen	Total Voting Shares

Der Begriff Gesamtstimmen bedeutet die Gesamtzahl aller an einer Generalversammlung stimmberechtigen Aktien unabhängig davon, ob die stimmberechtigten Aktien an der Generalversammlung vertreten sind oder nicht.
Total Voting Shares means the total number of Shares entitled to vote at a general meeting of the shareholders whether or not represented at such meeting.

Gesellschaft	Company

Der Begriff Gesellschaft bedeutet Garmin Ltd.	The term Company shall mean Garmin Ltd.

Marktwert	Fair Market Value

Der Begriff Marktwert bedeutet (i) im Falle von Aktien den höchsten Schlusskurs dieser Aktien während der letzten 30 Tage vor dem massgeblichen Stichtag. Dabei entspricht der Marktwert dem höchsten von der betreffenden Börse gemeldeten Schlusskurs während der letzten 30 Tage vor dem massgeblichen Stichtag und, falls eine solche Meldung nicht vorliegt, soll der Marktwert dieser Aktien vom Verwaltungsrat in guten Treuen bestimmt werden, wobei er dabei die Art der Aktien, allfällige Dividenden, Zuteilung von Aktien sowie Aufteilungen oder Zusammenlegungen von Aktien berücksichtigt, und (ii) im Fall von Vermögenswerten, die weder Aktien noch Bargeld sind, soll der Marktwert vom Verwaltungsrat in guten Treuen per Stichtag bestimmt werden.

The term Fair Market Value shall mean (i) in the case of shares, the highest closing sale price of a share during the 30-day period immediately preceding the date in question of such share admitted to trading on an Exchange or any other system then in use, the Fair Market Value shall be the highest closing sale price reported by the Exchange or such other system during the 30-day period preceding the date in question, or, if no such quotations are available, the Fair Market Value on the date in question of such share as determined by the Board of Directors in good faith, in each case with respect to any class of share, appropriately adjusted for any dividend or distribution in shares or any combination or reclassification of outstanding shares of such share into a smaller number of shares, and (ii) in the case of property other than cash or shares, the Fair Market Value of such property on the date in question as determined by the Board of Directors in good faith.

Monat	Month

Der Begriff Monat bedeutet ein Kalendermonat.	The term Month shall mean a calendar month.

Nahestehender Aktionär	Interested Shareholder

Der Begriff Nahestehender Aktionär bedeutet jede natürliche oder juristische Person (unter Ausschluss der Gesellschaft) sowie deren Muttergesellschaften, (i) die direkte oder indirekte Eigentümerin von mehr als 20 % der Stimmrechte der ausgegebenen Aktien ist, oder die (ii) eine Nahestehende Gesellschaft der Gesellschaft ist und irgendwann in den zwei unmittelbar vorangehenden Jahren vor dem Zeitpunkt, zu dem bestimmt werden muss, ob diese Person ein Nahestehender Aktionär ist, direkte oder indirekte Eigentümerin von 20 % oder mehr der Stimmrechte der ausgegebenen Aktien war; oder (iii) Aktien übertragen bekommen hat, die irgendwann in den zwei unmittelbar vorangehenden Jahren vor dem Zeitpunkt, zu dem bestimmt werden muss, ob eine Person ein Nahestehender Aktionär ist, direkt oder indirekt im Eigentum eines Nahestehenden Aktionärs standen, sofern die Übertragung (unabhängig davon ob in einer oder mehreren Transaktionen) ausserhalb eines öffentlichen Angebots stattgefunden hat.

The term Interested Shareholder shall mean any person (other than the Company) and any holding company thereof who or which (i) is the beneficial owner directly or indirectly, of more than twenty per cent (20%) of the voting power of the outstanding shares of the Company; or, (ii) is an Affiliate of the Company and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of twenty per cent (20%) or more of the voting power of the then-outstanding shares; or (iii) is an assignee of or has otherwise succeeded to any shares which were at any time within the two-year period immediately prior to the date in question beneficially owned by any Interested Shareholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering.

Eine natürliche oder juristische Person gilt dann nicht als Nahestehender Aktionär, falls eine solche Person nur darum ein Nahestehender Aktionär wird, weil die Anzahl der ausgegebenen Aktien der Gesellschaft reduziert werden, unabhängig davon ob eine solche Reduktion auf den Rückkauf von Aktien der Gesellschaft durch die Gesellschaft zurückzuführen ist. Die Reduktion der ausgegebenen Aktien erhöht den prozentualen Anteil der ausgegebenen Aktien im direkten oder indirekten Eigentum der betreffenden Person bis diese Person direkte oder indirekte Eigentümerin zusätzlicher Aktien wird.

A person shall not be deemed an Interested Shareholder if such person would become an Interested Shareholder solely as a result of a reduction of the number of shares of the Company outstanding, including repurchases of outstanding shares of the Company by the Company, which reduction increases the percentage of outstanding shares of the Company of which such person is the beneficial owner, until such person shall thereafter become the beneficial owner of any additional shares.

Nahestehende Gesellschaft	Affiliate

Der Begriff Nahestehende Gesellschaft bedeutet bezüglich einer Person, jede andere Person, die direkt oder indirekt über eine oder mehrere Mittelspersonen die andere Person kontrolliert, von dieser anderen Person kontrolliert wird, oder unter gemeinsamer Kontrolle mit dieser anderen Person steht. Kontrolle einschliesslich der Begriffe kontrollierend und kontrolliert im Sinne dieser Definition bedeutet die Möglichkeit, direkt oder indirekt auf die Geschäftsführung und die Geschäftspolitik einer Person Einfluss zu nehmen, sei es aufgrund des Haltens von Stimmrechten oder auf andere Weise.

The term Affiliate shall mean with respect to any person, any other person controlling or controlled by or under common control with such specified person. For the purposes of this definition, "control", "controlling" and "controlled" when used with respect to any specified person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities or otherwise.

Nahestehende Person	Associate

Der Begriff Nahestehende Person bedeutet, wenn verwendet zur Bezeichnung einer Beziehung zu einer Zivilrechtlichen Person, (i) jede Kapitalgesellschaft, rechts- oder nicht-rechtsfähige Personengesellschaft oder ein anderer Rechtsträger, von welcher diese Zivilrechtliche Person Mitglied des Leitungs- oder Verwaltungsorgans, der Geschäftsleitung oder Gesellschafter ist oder von welcher diese Person, direkt oder indirekt, Eigentümerin von 20 % oder mehr einer Kategorie von Aktien oder anderen Anteilsrechten ist, die ein Stimmrecht vermitteln, (ii) jedes Treuhandvermögen (Trust) oder jede andere Vermögenseinheit, an der diese Zivilrechtliche Person wirtschaftlich einen Anteil von 20 % oder mehr hält oder in Bezug auf welche diese Zivilrechtliche Person als Verwalter (trustee) oder in ähnlich treuhändischer Funktion tätig ist, und (iii) jeder Verwandte, Ehe- oder Lebenspartner dieser Person, oder jede Verwandte des Ehe- oder Lebenspartners, jeweils soweit diese den gleichen Wohnsitz haben wie diese Person.

The term Associate, when used to indicate a relationship with any Person, means (i) any corporation, partnership, unincorporated association or other entity of which such Person is a director, officer or partner or is, directly or indirectly, the Owner of 20 % or more of any class of voting shares, (ii) any trust or other estate in which such Person has at least a 20 % beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such Person, or any relative of such spouse, who has the same residence as such Person.

OR	CO

Der Begriff OR hat die in Art. 1 dieser Statuten aufgeführte Bedeutung.	The term CO hast he meaning assigned to it in Art. 1 of these Articles of Association.

Revisionsstelle	Auditor

Der Begriff Revisionsstelle hat die in Abschnitt C dieser Statuten aufgeführte Bedeutung.	The term Auditor has the meaning assigned to it in section C of these Articles of Association.

Sekretär	Secretary

Der Begriff Sekretär hat die in Art. 26 dieser Statuten aufgeführte Bedeutung.	The term Secretary has the meaning assigned to it in Art. 26 of these Articles of Association.

Sitz	Registered Office

Der Begriff Sitz hat die in Art. 1 dieser Statuten aufgeführte Bedeutung.	The term Registered Office has the meaning assigned to it in Art. 1 of these Articles of Association.

Statuten	Articles of Association

Der Begriff Statuten bedeutet die Statuten der Garmin Ltd. jeweils in ihrer aktuellsten Fassung.	The term Articles of Association shall mean the Articles of Association of Garmin Ltd. in their most recent version.

Tochtergesellschaft	Subsidiary

Der Begriff Tochtergesellschaft bedeutet sämtliche juristischen Personen oder Personenvereinigung, welche von einer anderen juristischen Person beherrscht werden.
The term Subsidiary shall mean any corporation, company, association, foundation or other incorporated legal entity, that directly, or indirectly through one or more intermediaries is under control of the person specified.

Unabhängige Verwaltungsräte	Independent Directors

Der Begriff unabhängige Verwaltungsräte bedeutet Verwaltungsräte, welche im Sinne der anwendbaren Bestimmungen derjenigen Börse, an welcher die Gesellschaft kotiert ist, unabhängig sind.	The term Independent Directors shall mean members of the board who are recognized as such by the rules and regulations of the Exchange.

Unparteiische Mitglieder des Verwaltungsrates	Disinterested Directors

Der Begriff Unparteiische Mitglieder des Verwaltungsrates bedeutet diejenigen Mitglieder des Verwaltungsrates, welche keine Nahestehenden Personen von Nahestehenden Aktionären sind und bereits Mitglieder des Verwaltungsrates waren, bevor ein Nahestehender Aktionär ein Nahestehender Aktionär wurde und jedes Verwaltungsratsmitglied, welches erst nachträglich eine Vakanz im Verwaltungsrat schloss oder erst nachträglich gewählt wurde und in jedem Fall keine Nahestehende Person des Nahestehenden Aktionärs ist und auf Empfehlung einer Mehrheit der damaligen Unparteiischen Mitgliedern des Verwaltungsrates gewählt wurde.

The term Disinterested Directors shall mean any members of the Board of Directors who are unaffiliated with the Interested Shareholder and who were a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any director who is thereafter chosen to fill any vacancy on the Board of Directors or who is elected and who, in either event, is unaffiliated with the Interested Shareholder, and in connection with his or her initial assumption of office is recommended for appointment or election by a majority of Disinterested Directors then on the Board of Directors.

Verwaltungsrat	Board of Directors

Der Begriff Verwaltungsrat hat die in Abschnitt B dieser Statuten aufgeführte Bedeutung.	The term Board of Directors has the meaning assigned to it in section B of these Articles of Association.

Vewaltungsratspräsident	Chairman of the Board of Directors

Der Begriff Verwaltungsratspräsident (Präsident) hat die in Art. 26 dieser Statuten aufgeführte Bedeutung.	The term Chairman of the Board of Directors (Chairman) has the meaning assigned to it in Art. 26 of these Articles of Association.

Zivilrechtliche Person	Person

Der Begriff Zivilrechtliche Person bedeutet jede natürliche Person, Kapitalgesellschaft, rechts- oder nichtrechtsfähige Personengesellschaft oder jeder andere Rechtsträger.	The term Person shall mean any individual, corporation, partnership, unincorporated association or other entity.

Zusammenschluss	Business Combination

Der Begriff Zusammenschluss bedeutet (i) jede Fusion oder andere Form des Zusammenschlusses der Gesellschaft oder einer ihrer Tochtergesellschaften mit (i) einem Nahestehenden Aktionär (gemäss Definition in diesem Artikel) oder mit (ii) einer anderen Gesellschaft oder Unternehmung (unabhängig davon, ob diese selber ein Nahestehender Aktionär ist), falls diese eine Nahestehende Gesellschaft eines Nahestehenden Aktionärs ist oder durch die Fusion oder Zusammenführung eine solche wird oder (ii) jeder Verkauf, Vermietung oder Verpachtung, Austausch, hypothekarische Belastung oder andere Verpfändung, Übertragung oder andere Verfügung (ob in einer oder mehreren Transaktionen) an oder für einen Nahestehenden Aktionär oder eine Nahestehenden Gesellschaft eines solchen Nahestehenden Aktionärs bezüglich Vermögenswerten der Gesellschaft oder einer ihrer Tochtergesellschaften mit einem aggregierten Marktwert (gemäss Definition in diesem Artikel) der mindestens 25 % des Marktwertes der gesamten Aktiven unmittelbar vor der Transaktion entspricht, oder (iii) die Ausgabe oder Übertragung von Anteilen der Gesellschaft oder einer ihrer Tochtergesellschaften (ob in einer oder mehreren Transaktionen) mit einem aggregierten Marktwert, der mindestens 25 % des Marktwertes der gesamten Aktiven unmittelbar vor der Transaktion entspricht, an einen Nahestehenden Aktionär oder eine Nahestehende Gesellschaft eines solchen Nahestehenden Aktionärs im Austausch gegen Bargeld, Effekten oder anderen Vermögenswerten (oder einer Kombination solcher Werte) mit Ausnahme der Ausgabe oder Übertragung von Anteilen der Gesellschaft oder einer ihrer Tochtergesellschaften im Zusammenhang mit einem Mitarbeiterbeteiligungsprogramm der Gesellschaft oder einer ihrer Tochtergesellschaften, oder (iv) der Beschluss über die Liquidation oder Auflösung der Gesellschaft auf Antrag oder im Namen eines Nahestehenden Aktionärs oder einer einem Nahestehenden Aktionär Nahestehenden Gesellschaft, oder (v) jede Änderung in der Klassifizierung der Anteile der Gesellschaft (einschliesslich das Zusammenlegen von Aktien), Rekapitalisierung der Gesellschaft, Fusion oder andere Form des Zusammenschlusses der Gesellschaft mit einer ihrer Tochtergesellschaften oder jede andere Transaktion (unabhängig davon, ob ein Nahestehender Aktionär involviert ist), die zu einer direkten oder indirekten Erhöhung des proportionalen Anteils der ausstehenden Anteile der Gesellschaft oder einer ihrer Tochtergesellschaften unabhängig von der Art der ausstehenden Anteilen (Aktien, Wandelanleihen) führen und die direkt oder indirekt einem Nahestehenden Aktionär oder einer Nahestehenden Gesellschaft eines Nahestehenden Aktionärs gehören („Unverhältnismässige Transaktion“), wobei eine solche Transkation dann nicht als Unverhältnismässige Transaktion gelten soll, wenn die Erhöhung des Anteils des Nahestehenden Aktionärs bzw. der Nahestehenden Gesellschaft des Nahestehenden Aktionärs als Folge dieser Transaktion nicht grösser ist als die Erhöhung der Anteile der übrigen Aktionäre.

The term Business Combination shall mean (i) any merger or consolidation of the Company or any subsidiary with (i) any Interested Shareholder (as defined in this Article) or (ii) any other company or other entity (whether or not itself an Interested Shareholder) which is, or after such merger or consolidation would be, an Affiliate of an Interested Shareholder; or (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Shareholder, or any Affiliate of any Interested Shareholder, of any assets of the Company or any subsidiary having an aggregate Fair Market Value (as defined in this Article) equaling or exceeding twenty-five percent (25%) of the Fair Market Value of the combined assets immediately prior to such transfer of the Company and its subsidiaries; or (iii) the issuance or transfer by the Company or any subsidiary (in one transaction or a series of transactions) to any Interested Shareholder or any Affiliate of any Interested Shareholder in exchange for cash, securities or other property (or a combination thereof), of any securities of the Company or any subsidiary having an aggregate Fair Market Value equaling or exceeding twenty-five percent (25%) of the Fair Market Value of the combined assets immediately prior to such transfer of the Company and its subsidiaries except pursuant to an employee benefit plan of the Company or any subsidiary thereof; or (iv) the adoption of any plan or proposal for the liquidation or dissolution of the Company proposed by or on behalf of any Interested Shareholder or any Affiliate of any Interested Shareholder; or (v) any reclassification of securities of the Company (including any reverse share split), recapitalization of the Company, merger or consolidation of the Company with any of its subsidiaries or other transaction (whether or not with or into or otherwise involving an Interested Shareholder), which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity or convertible securities of the Company or any subsidiary which is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder (a “Disproportionate Transaction”); provided, however, that no such transaction shall be deemed a Disproportionate Transaction if the increase in the proportionate ownership of the Interested Shareholder or Affiliate as a result of such transaction is no greater than the increase experienced by the other stockholders generally.

Zürich, __________________

Annex G

Garmin Ltd.
P.O. Box 10670
Grand Cayman KY1-1006
Suite #3206B
45 Market Street
Gardenia Court
Camana Bay
Cayman Islands

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 20, 2010

The Annual General Meeting (the “Annual Meeting”) of the shareholders of Garmin Cayman will be held at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas, 66221, USA on May 20, 2010 at 10:00 a.m. local time, or as soon as the special meeting which is to be held at 9:00 a.m. on the same date and at the same location,  concludes.

Annual Meeting

The Annual Meeting will consider and vote upon the following matters:

1.	Election of two directors of Garmin Cayman;

2.	Ratification of the appointment of Ernst & Young LLP as Garmin Cayman’s independent registered public accounting firm for the 2010 fiscal year;

3.	Approval of an amendment to the Garmin Ltd. Employee Stock Purchase Plan; and

4.	Consideration of such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

The Board of Directors unanimously recommends that you vote "FOR" the election of two directors, “FOR” the ratification of the appointment of Ernst & Young LLP as Garmin’s independent registered public accounting firm for the 2010 fiscal year, and “FOR” approval of the amendment to the Garmin Ltd. Employee Stock Purchase Plan.

In accordance with the Company’s Articles of Association, the Company’s audited consolidated financial statements for the fiscal year ending December 26, 2009 will be presented at the Annual Meeting. There is no requirement under the Company’s Articles of Association or the Cayman Islands Companies Llaw that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

G-1

Shareholders of record at the close of business on March 31, 2010 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

We are pleased to again take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet.  We are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our beneficial owners of shares held in “street name” through a broker or other nominee, and we are mailing our proxy materials to shareholders whose shares are held directly in their names with our transfer agent, Computershare Trust Company, N.A., and to participants in the Garmin International, Inc. 401(k) and Pension Plan with a beneficial interest in our shares.   We believe these rules allow us to provide our shareholders with the information they need, while lowering costs of delivery and reducing the environmental impact of our Annual Meeting.

If you received the Notice, you can access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials by mail.  Instructions on how to access the proxy materials over the Internet or to request a printed copy by mail may be found in the Notice.

YOUR VOTE IS IMPORTANT. It is important that your shares be voted at the Annual Meeting. Please MARK, SIGN, DATE, and MAIL your proxy PROMPTLY in the return envelope provided, which requires no postage if mailed in the United States,  or hand deliver your proxy pursuant to the instructions on the proxy card or appoint a proxy to vote your shares by telephone or by using the Internet, as described in the enclosed materials. If you received the Notice and reviewed the proxy materials on the Internet, please follow the instructions included in the Notice.

Any shareholder who may need special assistance or accommodation to participate in the Annual Meeting because of a disability should contact Garmin’s Corporate Secretary at the above address or call (913) 440-1355.  To provide Garmin sufficient time to arrange for reasonable assistance, please submit all such requests by May 14, 2010.

By Order of the Board of Directors,

April _____, 2010	Andrew R. Etkind
Vice President, General Counsel and Secretary

G-2

Annex H

GARMIN LTD.

EMPLOYEE STOCK PURCHASE PLAN

Amended and Restated

Effective January 1, 2010

GARMIN LTD.
EMPLOYEE STOCK PURCHASE PLAN
(Amended and Restated)

I.           Purpose and Effective Date

1.1           The purpose of the Garmin Ltd. Employee Stock Purchase Plan is to provide an opportunity for eligible employees to acquire a proprietary interest in Garmin Ltd. through accumulated payroll deductions.  It is the intent of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code.  The provisions of the Plan shall be construed to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

1.2           The Plan was initially approved by the Company’s Board on October 20, 2000 and approved by the Company's stockholders on October 24, 2000.  This amended and restated Plan is effective on January 1, 2010.  No option shall be granted under the Plan after the date as of which the Plan is terminated by the Board in accordance with Section 11.7 of the Plan.

II.           Definitions

The following words and phrases, when used in this Plan, unless their context clearly indicates otherwise, shall have the following respective meanings:

2.1           "Account" means a recordkeeping account maintained for a Participant to which payroll deductions are credited in accordance with Article VIII of the Plan.

2.2           "Administrator" means the persons or committee appointed under Section 3.1 to administer the Plan.

2.3           "Article" means an Article of this Plan.

2.4           "Accumulation Period" means, as to the Company or a Participating Subsidiary, a period of six months commencing with the first regular payroll period commencing on or after each successive January 1 and ending on each successive June 30 and a period of six months commencing with the first regular payroll period commencing on or after each successive July 1 and ending on each successive December 31.  The Committee may modify (including increasing or decreasing the length of time covered) or suspend Accumulation Periods at anytime and from time to time.

2.5           "Base Earnings" means base salary and wages payable by the Company or a Participating Subsidiary to an Eligible Employee, prior to pre-tax deductions for contributions to qualified or non-qualified (under the Code) benefit plans or arrangements, and excluding bonuses, incentives and overtime pay but including commissions.

2.6           "Board" means the Board of Directors of the Company.

2.7         "Code" means the Internal Revenue Code of 1986, as amended.

2.8         "Company" means Garmin Ltd., a Cayman Islands corporation.

2.9         "Cut-Off Date" means the date established by the Administrator from time to time by which enrollment forms must be received with respect to an Accumulation Period.

2.10       "Eligible Employee" means an Employee, including an employee on an Authorized Leave of Absence (as defined in Section 10.3), eligible to participate in the Plan in accordance with Article V.

2.11       "Employee" means an individual who performs services for the Company or a Participating Subsidiary pursuant to an employment relationship described in Treasury Regulations Section 31.3401(c)-1 or any successor provision, or an individual who would be performing such services but for such individual’s Authorized Leave of Absence (as defined in Section 10.3).

2.12       "Enrollment Date" means the first Trading Day of an Accumulation Period beginning on or after January 1, 20010.

2.13       "Exchange Act" means the Securities Exchange Act of 1934.

2.14       "Fair Market Value" means, as of any applicable date:

(a)           If the security is listed on any established stock exchange or traded on the Nasdaq Global Select Market or the Nasdaq Global Market (formerly the Nasdaq National Market), the closing price, regular way, of the security on such exchange, or if no such reported sale of the security shall have occurred on such date, on the latest preceding date on which there was such a reported sale, in all cases, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(b)           If the security is listed or traded on the Nasdaq Capital Market (formerly the Nasdaq SmallCap Market), the mean between the bid and asked prices for the security on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price (or closing bid if no sales were reported) for the security on the date of determination, then the Fair Market Value shall be the mean between the bid and asked prices for the security on the last preceding date for which such quotation exists.

(c)           In the absence of such markets for the security, the value determined by the Board in good faith.

2.15       "Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Article VI.  A Participant shall remain a Participant until the applicable date set forth in Article X.

2.16         "Participating Subsidiary" means a Subsidiary incorporated under the laws of any state in the United States, a territory of the United States, Puerto Rico, or the District of Columbia, or such foreign Subsidiary approved under Section 3.3, which has adopted the Plan as a Participating Subsidiary by action of its board of directors and which has been designated by the Board in accordance with Section 3.3 as covered by the Plan, subject to the requirements of Section 423 of the Code except as noted in Section 3.3.

2.17         "Plan" means the Garmin Ltd. Employee Stock Purchase Plan as set forth herein and as from time to time amended.

2.18         "Purchase Date" means the specific Trading Day during an Accumulation Period on which Shares are purchased under the Plan in accordance with Article IX.  For each Accumulation Period, the Purchase Date shall be the last Trading Day occurring in such Accumulation Period.  The Administrator may, in its discretion, designate a different Purchase Date with respect to any Accumulation Period.

2.19         "Qualified Military Leave” means an absence due to service in the uniformed services of the United States (as defined in Chapter 43 of Title 38 of the United States Code) by an individual employee of the Company or a Participating Subsidiary, provided the individual’s rights to reemployment under the Uniformed Services Employment and Reemployment Rights Act of 1994 have not expired or terminated.

2.20         "Section" means a section of this Plan, unless indicated otherwise.

2.21         "Securities Act" means the Securities Act of 1933, as amended.

2.22         "Share" means a common share, $.005 par value, of Garmin Ltd.

2.23         "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.24         "Trading Day" means a day the national exchange on which the Shares are listed for trading or, if not so listed, a day the New York Stock Exchange is open for trading.

III.           Administration

3.1           Subject to Section 11.7, the Plan shall be administered by the Board, or committee ("Committee") appointed by the Board.  The Committee shall consist of at least one Board member, but may additionally consist of individuals who are not members of the Board.  The Committee shall serve at the pleasure of the Board.  If the Board does not so appoint a Committee, the Board shall administer the Plan.  Any references herein to "Administrator" are, except as the context requires otherwise, references to the Board or the Committee, as applicable.

3.2           If appointed under Section 3.1, the Committee may select one of its members as chairman and may appoint a secretary.  The Committee shall make such rules and regulations for the conduct of its business as it shall deem advisable; provided, however, that all determinations of the Committee shall be made by a majority of its members.

3.3           The Administrator shall have the power, in addition to the powers set forth elsewhere in the Plan, and subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend and revoke rules and regulations for administration of the Plan; to determine all questions of policy and expediency that may arise in the administration of the Plan; to allocate and delegate such of its powers as it deems desirable to facilitate the administration and operation of the Plan; and, generally, to exercise such powers and perform such acts as it deems necessary or expedient to promote the best interests of the Company.  The Administrator's determinations as to the interpretation and operation of this Plan shall be final and conclusive.

The Board may designate from time to time which Subsidiaries of the Company shall be Participating Subsidiaries.  Without amending the Plan, the Board may adopt special or different rules for the operation of the Plan which allow employees of any foreign Subsidiary to participate in the purposes of the Plan.  In furtherance of such purposes, the Board may approve such modifications, procedures, rules or sub-plans as it deems necessary or desirable, including those deemed necessary or desirable to comply with any foreign laws or to realize tax benefits under foreign law.  Any such different or special rules for employees of any foreign Subsidiary shall not be subject to Code Section 423 and for purposes of the Code shall be treated as separate and apart from the balance of the Plan.

3.4           This Article III relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws.

IV.           Number of Shares

4.1           ~~Two million (2,000,000)~~ Four million (4,000,000)1 Shares  are reserved for sales and authorized for issuance pursuant to the Plan.  Shares sold under the Plan may be newly-issued Shares, outstanding Shares reacquired in private transactions or open market purchases, or any combination of the foregoing.  If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Plan.

1 Matter in bold and underline is new matter; matter in ~~italics and strikeout~~ is to be deleted.

4.2         In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, acquisition of property or shares, separation, asset spin-off, stock rights offering, liquidation or other similar change in the capital structure of the Company, the Board shall make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the Shares available for purchase under the Plan.  In the event that, at a time when options are outstanding hereunder, there occurs a dissolution or liquidation of the Company, except pursuant to a transaction to which Section 424(a) of the Code applies, each option to purchase Shares shall terminate, but the Participant holding such option shall have the right to exercise his or her option prior to such termination of the option upon the dissolution or liquidation.  The Company reserves the right to reduce the number of Shares which Employees may purchase pursuant to their enrollment in the Plan.

V.           Eligibility Requirements

5.1         Except as provided in Section 5.2, each individual who is an Eligible Employee of the Company or a Participating Subsidiary on the applicable Cut-Off Date shall become eligible to participate in the Plan in accordance with Article VI as of the first Enrollment Date following the date the individual becomes an Employee of the Company or a Participating Subsidiary, provided that the individual remains an Eligible Employee on the first day of the Accumulation Period associated with such Enrollment Date.  Participation in the Plan is entirely voluntary.

5.2         Employees meeting any of the following restrictions are not eligible to participate in the Plan:

(a)  Employees who, immediately upon enrollment in the Plan or upon grant of an Option would own directly or indirectly, or hold options or rights to acquire, an aggregate of 5% or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Code Section 424(d) shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee);

(b)        Employees (other than individuals on Authorized Leave of Absence {as defined in Section 10.3}) who are customarily employed by the Company or a Participating Subsidiary for not more than 20 hours per week; or

(c)         Employees (other than individuals on Authorized Leave of Absence (as defined in Section 10.3)) who are customarily employed by the Company or a Participating Subsidiary for not more than five (5) months in any calendar year.

5.3         The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder.  Notwithstanding anything herein to the contrary, the Plan shall be administered, and the options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations.  To the extent permitted by applicable law, the Plan and the options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

VI.           Enrollment

6.1           Eligible Employees will be automatically enrolled in the Plan on the first day of each Accumulation Period.  Any Eligible Employee may consent to enrollment in the Plan for an Accumulation Period by completing and signing an enrollment form (which authorizes payroll deductions during such Accumulation Period in accordance with Section 8.1) and submitting such enrollment form to the Company or the Participating Subsidiary on or before the Cut-Off Date specified by the Administrator.  Payroll deductions pursuant to the enrollment form shall be effective as of the first payroll period with a pay day after the Enrollment Date for the Accumulation Period to which the enrollment form relates, and shall continue in effect until the earliest of:

(a)           the end of the last payroll period with a payday in the Accumulation Period;

(b)           the date during the Accumulation Period as of which the Employee elects to cease his or her enrollment in accordance with Section 8.3; and

(c)           the date during the Accumulation Period as of which the Employee withdraws from the Plan or has a termination of employment in accordance with Article X.

VII.           Grant of Options on Enrollment

7.1           The automatic enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant as of such Enrollment Date by the Company to such Participant of an option to purchase Shares from the Company pursuant to the Plan.

7.2           An option granted to a Participant pursuant to this Plan shall expire, if not terminated earlier for any reason, on the earliest to occur of:  (a) the end of the Purchase Date with respect to the Accumulation Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Article IX; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

7.3           As of each Enrollment Date, each Participant shall automatically be granted an option to purchase a maximum number of Shares, subject to the terms of the Plan, equal to the quotient of $25,000 divided by the Fair Market Value of a Share on the Enrollment Date.

7.4           Notwithstanding any other provision of this Plan, no Employee may be granted an option which permits his or her rights to purchase Shares under the Plan and any other Code Section 423 employee stock purchase plan of the Company or any of its Subsidiaries or parent companies to accrue (when the option first becomes exercisable) at a rate which exceeds $25,000 of Fair Market Value of such Shares (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.  For purposes of administering this accrual limitation, the Administrator shall limit purchases under the Plan as follows:

(a)           The number of Shares that may be purchasable by an Employee during his or her first Accumulation Period during a calendar year may not exceed a number of Shares determined by dividing $25,000 by the Fair Market Value of a Share on the Enrollment Date for that Accumulation Period.

(b)           The number of Shares that may be purchasable by an Employee during any subsequent Accumulation Period during the same calendar year (if any) shall not exceed the number of Shares determined by performing the calculation below:

(i)           First, the number of Shares purchased by the Employee during any previous Accumulation Period during the same calendar year shall be multiplied by the Fair Market Value of a Share on the Enrollment Date of such previous Accumulation Period.

(ii)          Second, the amount determined under (i) above shall be subtracted from $25,000.

(iii)         Third, the amount determined under (ii) above shall be divided by the Fair Market Value of a Share on the Enrollment Date for such subsequent Accumulation Period (for which the maximum number of Shares purchasable is being determined by this calculation) occurs.  The quotient thus obtained shall be the maximum number of Shares that may be purchased by any Employee for such subsequent Accumulation Period.

VIII.      Payroll Deductions

8.1           An Employee who files an enrollment form pursuant to Article VI shall elect and authorize in such form to have deductions made from his or her pay on each payday he or she receives a paycheck during the Accumulation Period to which the enrollment form relates, and he or she shall designate in such form the percentage (in whole percentages) of Base Earnings to be deducted each payday during such Accumulation Period.  The minimum an Employee may elect and authorize to have deducted is 1% of his or her Base Earnings paid per pay period in such Accumulation Period, and the maximum is 10% of his or her Base Earnings paid per pay period in such Accumulation Period (or such larger or smaller percentage as the Administrator may designate from time to time).

8.2           Except as provided in the last paragraph of Section 6.1, deductions from a Participant’s Base Earnings shall commence upon the first payday on or after the commencement of the Accumulation Period, and shall continue until the date on which such authorization ceases to be effective in accordance with Article VI.  The amount of each deduction made for a Participant shall be credited to the Participant’s Account.  All payroll deductions received or held by the Company or a Participating Subsidiary may be, but are not required to be, used by the Company or Participating Subsidiary for any corporate purpose, and the Company or Participating Subsidiary shall not be obligated to segregate such payroll deductions, but may do so at the discretion of the Board.

8.3           As of the last day of any month during an Accumulation Period, a Participant may elect to cease (but not to increase or decrease) payroll deductions made on his or her behalf for the remainder of such Accumulation Period by filing the applicable election with the Company or Participating Subsidiary in such form and manner and at such time as may be permitted by the Administrator.  A Participant who has ceased payroll deductions may have the amount which was credited to his or her Account prior to such cessation applied to the purchase of Shares as of the Purchase Date, in accordance with Section 9.1, and receive the balance of the Account with respect to which the enrollment is ceased, if any, in cash.  A Participant who has ceased payroll deductions may also voluntarily withdraw from the Plan pursuant to Section 10.1.  Any Participant who ceases payroll deductions for an Accumulation Period may re-enroll in the Plan on the next subsequent Enrollment Date following the cessation in accordance with the provisions of Article VI.  A Participant who ceases to be employed by the Company or any Participating Subsidiary will cease to be a Participant in accordance with Section 10.2.

8.4           A Participant may not make any separate or additional contributions to his Account under the Plan.  Neither the Company nor any Participating Subsidiary shall make separate or additional contributions to any Participant’s Account under the Plan.

IX.           Purchase of Shares

9.1           Subject to Section 9.2, any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the purchase of the number of whole Shares which the funds accumulated in his or her Account as of the Purchase Date will purchase at the applicable purchase price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 7.3).  No Shares will be purchased on behalf of any Participant who fails to file an enrollment form authorizing payroll deductions for an Accumulation Period.

9.2           A Participant who holds an outstanding option as of a Purchase Date shall not be deemed to have exercised such option if the Participant elected not to exercise the option by withdrawing from the Plan in accordance with Section 10.1.

9.3           If, after a Participant’s exercise of an option under Section 9.1, an amount remains credited to the Participant’s Account as of a Purchase Date, then the remaining amount shall be distributed to the Participant in cash as soon as administratively practical after such Purchase Date.

9.4           Except as otherwise set forth in this Section 9.4, the purchase price for each Share purchased under any option shall be 85% of the lower of:

(a)           the Fair Market Value of a Share on the Enrollment Date on which such option is granted; or

(b)           the Fair Market Value of a Share on the Purchase Date.

Notwithstanding the above, the Board may establish a different purchase price for each Share purchased under any option provided that such purchase price is determined at least thirty (30) days prior to the Accumulation Period for which it is applicable and provided that such purchase price may not be less than the purchase price set forth above.

9.5           If Shares are purchased by a Participant pursuant to Section 9.1, then such Shares shall be held in non-certificated form at a bank or other appropriate institution selected by the Administrator until the earlier of the Participant’s termination of employment or the time a Participant requests delivery of certificates representing such shares.  If any law governing corporate or securities matters, or any applicable regulation of the Securities and Exchange Commission or other body having jurisdiction with respect to such matters, shall require that the Company or the Participant take any action in connection with the Shares being purchased under the option, delivery of the certificate or certificates for such Shares shall be postponed until the necessary action shall have been completed, which action shall be taken by the Company at its own expense, without unreasonable delay.

Certificates delivered pursuant to this Section 9.5 shall be registered in the name of the Participant or, if the Participant so elects, in the names of the Participant and one or more such other persons as may be designated by the Participant in joint tenancy with rights of survivorship or in tenancy by the entireties or as spousal community property, or in such forms of trust as may be approved by the Administrator, to the extent permitted by law.

9.6           In the case of Participants employed by a Participating Subsidiary, the Board may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with and governed by Section 423 of the Code.

9.7           If the total number of Shares for which an option is exercised on any Purchase Date in accordance with this Article IX, when aggregated with all Shares previously granted under this Plan, exceeds the maximum number of Shares reserved in Section 4.1, the Administrator shall make a pro rata allocation of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of the cash amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as administratively practical.

9.8           If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan within two years after the date such option is granted or within one year after the Purchase Date to which such option relates, or if the Participant or former Participant otherwise has a taxable event relating to Shares purchased under the Plan, and if such Participant or former Participant is subject to U.S. federal income tax, then such Participant or former Participant shall notify the Company or Participating Subsidiary in writing of any such sale, transfer or other disposition within 10 days of the consummation of such sale, transfer or other disposition, and shall remit to the Company or Participating Subsidiary or authorize the Company or Participating Subsidiary to withhold from other sources such amount as the Company may determine to be necessary to satisfy any federal, state or local tax withholding obligations of the Company or Participating Subsidiary.  A Participant must reply to a written request, within 10 days of the receipt of such written request, from the Company, Participating Subsidiary, or Administrator regarding whether such a sale, transfer or other disposition has occurred.

The Administrator may from time to time establish rules and procedures (including but not limited to postponing delivery of Shares until the earlier of the expiration of the two-year or one-year period or the disposition of such Shares by the Participant) to cause the withholding requirements to be satisfied.

X.      Withdrawal From the Plan; Termination of Employment; Leave of Absence; Death

10.1       Withdrawal from the Plan.  Effective as of the last day of any calendar quarter during an Accumulation Period, a Participant may withdraw from the Plan in full (but not in part) by delivering a notice of withdrawal to the Company (in a manner prescribed by the Administrator) at least ten business days prior to the end of such calendar quarter (but in no event later than the June 1 or December 1 immediately preceding the Purchase Date for the Plan's two Accumulation Periods, respectively).  Upon such withdrawal from participation in the Plan, all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively practical after the end of such calendar quarter, and the Participant’s payroll deductions shall cease as of the end of such calendar quarter.  An Employee who has withdrawn during an Accumulation Period may not return funds to the Company or a Participating Subsidiary during the same Accumulation Period and require the Company or Participating Subsidiary to apply those funds to the purchase of Shares, nor may such Participant’s payroll deductions continue, in accordance with Article VI.  Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date following withdrawal in accordance with the provisions of Article VI.

10.2       Termination of Employment.  Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or any Participating Subsidiary for any reason whatsoever, including but not limited to termination of employment, whether voluntary or involuntary, or on account of disability, or retirement, but not including death, or if the participating Subsidiary employing the Participant ceases for any reason to be a Participating Subsidiary.  Participation in the Plan also terminates immediately when a Participant ceases to be an Eligible Employee under Article V or withdraws from the Plan.  Upon termination of participation such terminated Participant’s outstanding options shall thereupon terminate.  As soon as administratively practical after termination of participation, the Company shall pay to the Participant or legal representative all amounts accumulated in the Participant’s Account and held by the Company at the time of termination of participation, and any Participating Subsidiary shall pay to the Participant or legal representative all amounts accumulated in the Participant's Account and held by the Participating Subsidiary at the time of termination of participation.

10.3       Leaves of Absence.

(a)           If a Participant takes a leave of absence (other than an Authorized Leave of Absence) without terminating employment, such Participant will be deemed to have discontinued contributions to the Plan in accordance with Section 8.3, but will remain a Participant in the Plan through the balance of the Accumulation Period in which his or her leave of absence begins, so long as such leave of absence does not exceed 90 days.  If a Participant takes a leave of absence (other than an Authorized Leave of Absence) without terminating employment, such Participant will be deemed to have withdrawn from the Plan in accordance with Section 10.1 if such leave of absence exceeds 90 days.

(b)          An Employee on an Authorized Leave of Absence shall remain a Participant in the Plan and, in the case of a paid Authorized Leave of Absence, shall have deductions made under Section 8.1 from payments that would, but for the Authorized Leave of Absence, be Base Earnings.  An Employee who does not return from an Authorized Leave of Absence on the scheduled date (or, in the case of Qualified Military Leave, prior to the date such individual’s reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 have expired or terminated) shall be deemed to have terminated employment on the last day of such Authorized Leave of Absence (or, in the case of Qualified Military Leave, the date such reemployment rights expire or are terminated).

(c)           An “Authorized Leave of Absence” means (a) a Qualified Military Leave, and (b) an Employee’s absence of more than 90 days which has been authorized, either pursuant to a policy of the Company or the Participating Subsidiary that employs the Employee, or pursuant to a written agreement between the employer and the Employee, which policy or written agreement guarantees the Employee’s rights to return to employment.

10.4        Death.  As soon as administratively feasible after the death of a Participant, amounts accumulated in his or her Account shall be paid in cash to the beneficiary or beneficiaries designated by the Participant on a beneficiary designation form approved by the Board, but if the Participant does not make an effective beneficiary designation then such amounts shall be paid in cash to the Participant’s spouse if the Participant has a spouse, or, if the Participant does not have a spouse, to the executor, administrator or other legal representative of the Participant’s estate.  Such payment shall relieve the Company and the Participating Subsidiary of further liability with respect to the Plan on account of the deceased Participant.  If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the Account unless the Participant has given express contrary instructions.  None of the Participant’s beneficiary, spouse, executor, administrator or other legal representative of the Participant’s estate shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the amounts credited to the Participant’s Account under the Plan.

XI.           Miscellaneous

18.1        Interest.  Interest or earnings will not be paid on any Employee Accounts.

11.2        Restrictions on Transfer.  The rights of a Participant under the Plan shall not be assignable or transferable by such Participant, and an option granted under the Plan may not be exercised during a Participant’s lifetime other than by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 10.1.

11.3        Administrative Assistance.  If the Administrator in its discretion so elects, it may retain a brokerage firm, bank, other financial institution or other appropriate agent to assist in the purchase of Shares, delivery of reports or other administrative aspects of the Plan.  If the Administrator so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution.  Shares purchased by a Participant under the Plan shall be held in the account in the Participant’s name, or if the Participant so indicates in the enrollment form, in the Participant’s name together with the name of one or more other persons in joint tenancy with right of survivorship or in tenancy by the entireties or as spousal community property, or in such forms of trust as may be approved by the Administrator, to the extent permitted by law.

11.4        Costs.  All costs and expenses incurred in administering the Plan shall be paid by the Company or Participating Subsidiaries, including any brokerage fees on the purchased Shares; excepting that any stamp duties, transfer taxes, fees to issue stock certificates, and any brokerage fees on the sale price applicable to participation in the Plan after the initial purchase of the Shares on the Purchase Date shall be charged to the Account or brokerage account of such Participant.

11.5        Equal Rights and Privileges.  All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations.  Notwithstanding the express terms of the Plan, any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Code Section 423.  This Section 11.5 shall take precedence over all other provisions in the Plan.

11.6        Applicable Law.  The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Kansas.

11.7        Amendment and Termination.  The Board may amend, alter or terminate the Plan at any time; provided, however, that no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Code Section 423 or the requirements of any securities exchange on which the Shares are traded shall be effective unless, within one year after it is adopted by the Board, it is approved by the holders of a majority of the voting power of the Company’s outstanding shares.  In addition, the Committee (if appointed under Section 3.1) may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 11.7.

If the Plan is terminated, the Board may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with the terms of this Plan (and participation to continue through such expiration dates).  If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

11.8        No Right of Employment. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or Participating Subsidiary any obligation to employ or continue to employ any employee.  The right of the Company or Participating Subsidiary to terminate any employee shall not be diminished or affected because any rights to purchase Shares have been granted to such employee.

11.9        Requirements of Law.  The Company shall not be required to sell, issue, or deliver any Shares under this Plan if such sale, issuance, or delivery might constitute a violation by the Company or the Participant of any provision of law.  Unless a registration statement under the Securities Act is in effect with respect to the Shares proposed to be delivered under the Plan, the Company shall not be required to issue such Shares if, in the opinion of the Company or its counsel, such issuance would violate the Securities Act.  Regardless of whether such Shares have been registered under the Securities Act or registered or qualified under the securities laws of any state, the Company may impose restrictions upon the hypothecation or further sale or transfer of such shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company or its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law or are otherwise in the best interests of the Company.  Any determination by the Company or its counsel in connection with any of the foregoing shall be final and binding on all parties.

If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares issued under the Plan is no longer required in order to comply with applicable securities or other laws, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing a like number of shares lacking such legend.

The Company may, but shall not be obligated to, register or qualify any securities covered by the Plan.  The Company shall not be obligated to take any other affirmative action in order to cause the grant or exercise of any right or the issuance, sale, or deliver of Shares pursuant to the exercise of any right to comply with any law.

11.10      Gender.  When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

11.11      Withholding of Taxes.  The Company or Participating Subsidiary may withhold from any purchase of Shares under this Plan or any sale, transfer or other disposition thereof any local, state, federal or foreign taxes, employment taxes, or other taxes at such times and from such other amounts as it deems appropriate.  The Company or Participating Subsidiary may require the Participant to remit an amount in cash sufficient to satisfy any required withholding amounts to the Company or Participating Subsidiary, as the case may be.

Executed this  8th  day of December, 2009.

GARMIN LTD.

By:	/s/ Min H. Kao
Min H. Kao
Chairman and CEO

Annex I

FORM OF PROXIES

Proxy – GARMIN LTD.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A COURT ORDERED SPECIAL MEETING (“SPECIAL MEETING”) AND ANNUAL GENERAL MEETING (“ANNUAL MEETING”) OF SHAREHOLDERS ON MAY 20, 2010

The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Clifton A. Pemble and Kevin S. Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the Special Meeting and the Annual  Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz Charles, 9000 West 137th Street, Overland Park, Kansas 66221, on Thursday, May 20, 2010.  The Special Meeting will begin at 9:00 a.m. local time.  The Annual Meeting will begin at 10:00 a.m. local time or as soon thereafter as the Special Meeting concludes.

This proxy, when properly executed, will be voted as specified.  If no specification is made, this proxy will be voted FOR the approval of the Redomestication Proposal, FOR the approval of the motion to adjourn the Special Meeting if there are insufficient proxies at the time of the Special Meeting, FOR the nominees for election as directors, FOR the ratification of the appointment of Ernst & Young LLP and FOR the approval of the amendment to the Garmin Ltd. Employee Stock Purchase Plan.

By this proxy you appoint Clifton A. Pemble and Kevin S. Rauckman or each of them as your proxy to vote your shares on your behalf at the Special Meeting and the Annual Meeting.  If you wish to appoint someone other than the named proxies, you may do so by clearly hand-marking the reverse side of this proxy card to indicate who you wish to serve as your proxy.

This proxy will revoke any previously executed proxy granted with respect to the Special Meeting and the Annual Meeting.

If you do not wish to vote all of your shares in the same manner on any particular proposal(s), you may split your vote by clearly hand-marking the reverse side of this proxy card to indicate how you want to vote your shares.

You may not split your vote or appoint someone other than the named proxies if you are voting via Internet or telephone.

Proxy card must be signed and dated.
CONTINUED ON THE REVERSE SIDE.

Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 19, 2010.
:       Vote by Internet
   • log onto the Internet and go to
                  www.investorvote.com
   •    Follow the steps outlined on the secured
                  website
( Vote by Telephone
   • Call toll free 1-800-652-VOTE (8683) within
                  the United States, Canada & Puerto Rico any
                  time on a touch tone telephone.  There is NO
                  CHARGE to you for the call.
   •   Follow the instructions provided by the
                 recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting and Annual Meeting Proxy Card

‚ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

SPECIAL MEETING

1.	Approval of the Redomestication Proposal as	For	Against	Abstain
	described in the accompanying proxy statement.	☐	☐	☐

2.	Approval of a motion to adjourn the Special Meeting if	For	Against	Abstain
	there are insufficient proxies to approve the Redomestication Proposal at the time of the Special Meeting.	☐	☐	☐

The Board of Directors recommends a vote FOR the approval of the Redomestication Proposal and FOR the approval of the motion to adjourn the Special Meeting if there are insufficient proxies at the time of the Special Meeting.

ANNUAL MEETING

1.	Election of Directors:	For	Withhold				For	Withhold
	01 – Gene M. Betts Term expiring in 2013	☐	☐	02 – Thomas P. Poberezny term expiring in 2013			☐	☐

2.	Ratification of the appointment of Ernst & Young LLP as			For	Against	Abstain
	Garmin’s independent registered public accounting firm for the 2010 fiscal year.			☐	☐	☐

3.	Approval of Amendment to the Garmin Ltd. Employee			For	Against	Abstain
	Stock Purchase Plan, Amended and Restated Effective January 1, 2010.			☐	☐	☐

4,	In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

The Board of Directors recommends a vote FOR the nominees for election as directors, FOR the ratification of the appointment of Ernst & Young LLP and FOR the approval of the amendment to the Garmin Ltd. Employee Stock Purchase Plan.

Change of Address – Please print new address below.

If you have not voted by telephone or Internet, executed proxy cards can be handed to the Chairman at the Special Meeting or the Annual Meeting, or they can be submitted by 5:00 p.m., Central Time, on May 19, 2010 by mail or courier to Proxy Services, c/o Computershare Investor Services, P.O.Box 43102, Providence, Rhode Island 02940-5068, USA, or by hand delivery to Computershare Investor Services, 250 Royall Street, Canton, Massachusetts 02021, USA.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If the signer is a partnership, please sign in partnership name by duly authorized person.

Date (mm/dd/yyyy) – Please print date below.                  Signature 1 – Please sign within the box.                  Signature 2 - Please sign within the box.
/ /

Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your voting instructions, you may choose one of the two voting methods outlined below to submit  your voting instructions.  Your submission of voting instructions via the Internet or telephone authorizes the Trustee of the Garmin International, Inc. 401(k) and Pension Plan (the “Trustee”) to execute a proxy card and vote your shares in the same manner as if you marked, signed, dated and returned the voting instruction card to the Trustee.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR
Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 14, 2010.
:       Vote by Internet
   • log onto the Internet and go to
                  www.investorvote.com
   •    Follow the steps outlined on the secured
                  website
( Vote by Telephone
   • Call toll free 1-800-652-VOTE (8683) within
                  the United States, Canada & Puerto Rico any
                  time on a touch tone telephone.  There is NO
                 CHARGE to you for the call.
   •    Follow the instructions provided by the
                 recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Special Meeting and Annual Meeting Voting Instruction Card

‚ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE
BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ‚

SPECIAL MEETING

1.	Approval of the Redomestication Proposal as	For	Against	Abstain
	described in the accompanying proxy statement.	☐	☐	☐

2.	Approval of a motion to adjourn the Special Meeting if	For	Against	Abstain
	there are insufficient proxies to approve the Redomestication Proposal at the time of the Special Meeting.	☐	☐	☐

The Board of Directors recommends a vote FOR the approval of the Redomestication Proposal and FOR the approval of the motion to adjourn the Special Meeting if there are insufficient proxies at the time of the Special Meeting.

ANNUAL MEETING

1.	Election of Directors:	For	Withhold				For	Withhold
	01 – Gene M. Betts Term expiring in 2013	☐	☐	02 – Thomas P. Poberezny term expiring in 2013			☐	☐

2.	Ratification of the appointment of Ernst & Young LLP as			For	Against	Abstain
	Garmin’s independent registered public accounting firm for the 2010 fiscal year.			☐	☐	☐

3.	Approval of Amendment to the Garmin Ltd. Employee			For	Against	Abstain
	Stock Purchase Plan, Amended and Restated Effective January 1, 2010.			☐	☐	☐

4,	In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

The Board of Directors recommends a vote FOR the nominees for election as directors, FOR the ratification of the appointment of Ernst & Young LLP and FOR the approval of the amendment to the Garmin Ltd. Employee Stock Purchase Plan

Change of Address – Please print new address below.

Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.                  Signature 1 – Please sign within the box.                  Signature 2 - Please sign within the box.
/ /

VOTING INSTRUCTIONS – GARMIN LTD.

CONFIDENTIAL VOTING INSTRUCTIONS TO
T. ROWE PRICE TRUST COMPANY AS TRUSTEE
UNDER THE GARMIN INTERNATIONAL, INC.
401(k) AND PENSION PLAN

This voting instruction card is solicited by the Trustee.  I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee are allocated to my account shall be exercised at the Special Meeting and the Annual Meeting to be held on May 20, 2010, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual Meeting and matters incidental to such meetings.

If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

IMPORTANT:  IF YOU HAVE NOT SUBMITTED YOUR VOTING INSTRUCTIONS BY TELEPHONE OR INTERNET PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD IN THE ENCLOSED ENVELOPE ON OR BEFORE 5:00 P.M., CENTRAL TIME, ON MAY 14, 2010 BY MAIL OR COURIER TO PROXY SERVICES, c/o COMPUTERSHARE INVESTOR SERVICES, P.O. BOX 43102, PROVIDENCE, RHODE ISLAND 02940-5068, USA, OR BY HAND DELIVERY TO COMPUTERSHARE INVESTOR SERVICES, 250 ROYALL STREET, CANTON, MASSACHUSETTS 02021, USA.

DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL.

Annex J

IN THE GRAND COURT OF THE CAYMAN ISLANDS
FINANCIAL SERVICES DIVISION
CAUSE NO FSD [   ] OF 2010
IN THE MATTER OF GARMIN LTD.
AND IN THE MATTER OF SECTION 86 OF THE COMPANIES LAW (2009 REVISION)

NOTICE IS HEREBY GIVEN that, by an order dated [6 April], 2010 (the “Order”) made in the above matter, the Grand Court of the Cayman Islands (the “Cayman Court”) has directed a meeting (the “Special Meeting”) to be convened of the holders of common shares of Garmin Ltd (“Garmin Cayman”), for the purpose of considering and, if thought fit, approving, with or without modification, a scheme of arrangement (the “Scheme”) proposed to be made between Garmin-Cayman, Garmin Ltd (a company incorporated in Switzerland), and the Scheme Shareholders (as defined in the Scheme) and that the Special Meeting will be held on 20 May 2010 at 9:00 a.m., local time, at the Ritz Charles, located at 9000 West 137th Street, Overland Park, Kansas, 66221, USA, at  which place and time all such Scheme Shareholders are requested to attend.

Copies of the Scheme of Arrangement and a copy of an explanatory statement explaining the effect of the Schemes are incorporated in the proxy statement of which this Notice forms part. A copy of the said proxy statement can also be obtained by the Scheme Shareholders from Garmin Cayman’s U.S. subsidiary, Garmin International, Inc., at:

Investor Relations Manager
Garmin International, Inc.
1200 East 151st Street
Olathe, KS 66062
Telephone: (913) 397-8200
Outside the United States: +1 913 397-8200

 or at www.garmin.com

The above-mentioned Scheme Shareholders as at the record date set by the Grand Court, being 5:00 p.m., US Central Time, on March 31, 2010, may vote in person at the Special Meeting or they may appoint one or more proxies, whether a member of Garmin Cayman or not, to attend and vote in their stead. A proxy card for use at the Special Meeting is enclosed with the proxy statement of which this Notice forms part.

If such Scheme Shares are held in joint names, then either the holder whose name appears first in the Register of Members of Garmin Cayman or each holder should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign in the full corporate name by a duly authorized officer.

It is requested that forms appointing proxies be lodged, by post, courier, fax or hand delivery, with Garmin Cayman, c/o Computershare Investor Services in accordance with the instructions set out in the proxy card, which proxy card must be received by no later than 5:00 p.m., US Central Time, on May 19, 2010 but if forms are not so lodged they may be handed to the chairman of the Special Meeting at the meeting.  Alternatively, proxies may be appointed by telephone or internet, by following the directions on the proxy card.

By the Order, the Cayman Court has appointed Min H. Kao, a director of Garmin Cayman, or failing him Clifton A. Pemble, also a director of Garmin Cayman, or failing him any other person who is a director of Garmin Cayman as at the date of the Special Meeting to act as the chairman of the Special Meeting and has directed the chairman of the Special Meeting to report the results thereof to the Cayman Court.

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The Scheme of Arrangement will be subject to a subsequent application seeking the approval of the Cayman Court which shall be heard at 10.00 a.m. on June 4, 2010 or as soon thereafter as it may be heard.

Dated the            day of                2010.
MAPLES AND CALDER

Cayman Islands Attorneys for Garmin Cayman

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Annex K

Dear Associate:

Today, Garmin’s parent company, Garmin Ltd., announced that it intends to relocate from the Cayman Islands to Switzerland through the creation of a new Swiss holding company.  On May 20, shareholders will vote on this proposal at our annual meeting, and if approved, we intend to open our office in Schaffhausen, Switzerland this summer.

As you know, Garmin is a truly global company, with significant operations in the Americas, Asia Pacific, and throughout Europe.  Because Switzerland is centrally located in Europe, we plan to utilize this office to enhance our European sales and marketing efforts.  This office will also serve as a headquarters for those European countries that do not have a Garmin-owned subsidiary.  Additionally, we plan to utilize this facility as a central location for European and global planning meetings.  Schaffhausen is a delightful location from which we can have inspired collaboration and thoughtful discussions about how we can grow our markets in Europe.  I’m already looking forward to our activities.

As a practical matter, this announcement should have virtually no effect on your day-to-day activities.  We realize that many of you are Garmin shareholders as well, and you may have a number of questions related to this move.  The proposed relocation will have no substantive impact on any awards you might have received under the 2005 Equity Incentive Plan, nor does it impact your participation in the Garmin Ltd. Employee Stock Purchase Plan. If the proposed restructuring is approved by the shareholders and completed, your incentive awards and the shares that you own will be automatically converted from shares of the Cayman Islands company shares to Garmin Switzerland shares and you will receive a “Notice of Amendment” memorializing the change.  For more  details about the proposed relocation and the share conversion, please see the attached press release and  the preliminary proxy statement that is accessible from the web page for shareholders at www.garmin.com/redomestication that should answer many of your questions.  Please feel free to contact Kerri Thurston or Andrew Etkind if you have any further questions.

Thank you for your time and your interest in this matter, and your dedication to serve our customers around the world.

Cliff Pemble

This communication may be deemed to be a "solicitation" as defined by SEC Rule 14a-1(l), and is being made on behalf of Garmin Ltd.  Prior to executing a proxy in connection with the proposed relocation to Switzerland described above, each shareholder should read Garmin's proxy statement.  The proxy statement contains important information related to Garmin's proposed relocation to Switzerland and other matters.  A copy of Garmin's preliminary proxy statement is available at the web address provided above.  Additionally, a copy of our preliminary proxy statement and copies of our periodic reports, including our Annual Report on Form 10-K for the year ended December 26, 2009, are available for free online at the website of the Securities and Exchange Commission at www.sec.gov

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